                           FIRST AMENDED AND RESTATED
                                CREDIT AGREEMENT


                          DATED AS OF NOVEMBER 15, 1996

                                  by and among


                             BLUE BIRD CORPORATION,
                                 as a Guarantor,


                             BLUE BIRD BODY COMPANY,
                                  as Borrower,


                THE LENDERS LISTED ON THE SIGNATURE PAGES HEREOF,


                             BANKERS TRUST COMPANY,
                             as Administrative Agent

                                       and

                              MERRILL LYNCH & CO.,
                              as Syndication Agent

                           FIRST AMENDED AND RESTATED
                                CREDIT AGREEMENT

                          Dated as of November 15, 1996


                                TABLE OF CONTENTS

                                                                    Page
                                                                    ----

RECITALS............................................................   1

SECTION 1.     DEFINITIONS..........................................   2
      1.1      Certain Defined Terms................................   2
      1.2      Accounting Terms; Utilization of GAAP................  35
      1.3      References; Interpretation...........................  35

SECTION 2.     AMOUNTS AND TERMS OF COMMITMENTS
                             AND LOANS..............................  36
      2.1      Term Loans...........................................  36
      2.2      Working Capital Loans and Swing Line Loans...........  39
      2.3      Interest on the Loans................................  45
      2.4      Fees.................................................  50
      2.5      Prepayments and Payments; Reductions in Commitments..  51
      2.6      Use of Proceeds......................................  58
      2.7      Special Provisions Governing Eurodollar Rate Loans...  58
      2.8      Capital Adequacy Adjustment..........................  63
      2.9      Letters of Credit....................................  64
      2.10     Taxes................................................  72

SECTION 3.     CONDITIONS TO LOANS AND LETTERS OF
                              CREDIT................................  73
      3.1      Conditions to Loans on the Restatement Effective
               Date ................................................  73
      3.2      Conditions to Initial Working Capital Loans and
               Swing Line Loans.....................................  80
      3.3      Conditions to All Loans..............................  80
      3.4      Conditions to Letters of Credit......................  81


SECTION 4.     REPRESENTATIONS AND WARRANTIES.......................  82
      4.1      Organization, Powers, Good Standing, Business and
               Subsidiaries.........................................  82
      4.2      Authorization of Borrowing, etc......................  83
      4.3      Financial Condition..................................  84


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

                                                                    Page
                                                                    ----

      4.4      No Material Adverse Change; No Stock Payments........  85
      4.5      Title to Properties; Liens...........................  85
      4.6      Litigation; Adverse Facts............................  85
      4.7      Payment of Taxes.....................................  86
      4.8      Materially Adverse Agreements; Performance of
               Agreements...........................................  86
      4.9      Governmental Regulation..............................  86
      4.10     Securities Activities................................  86
      4.11     Employee Benefit Plans...............................  87
      4.12     Representations and Warranties Incorporated From
               Subordinated Debt Documents..........................  87
      4.13     Disclosure...........................................  87
      4.14     Licenses, Permits and Authorizations.................  88
      4.15     Intangible Property..................................  88
      4.16     Certain Fees.........................................  88
      4.17     Environmental Matters................................  89

SECTION 5.     AFFIRMATIVE COVENANTS................................  91
      5.1      Financial Statements and Other Reports...............  91
      5.2      Corporate Existence, etc.............................  96
      5.3      Payment of Taxes and Claims; Tax Consolidation.......  96
      5.4      Maintenance of Properties; Insurance.................  97
      5.5      Inspection; Lender Meeting...........................  97
      5.6      Equal Security for Obligations; No Further
               Negative Pledges.....................................  98
      5.7      Compliance with Laws, etc............................  98
      5.8      Real Property Security...............................  98
      5.9      Environmental Disclosure and Inspection..............  98
      5.10     Hazardous Materials; Remedial Action.................  99
      5.11     Further Assurances; New Subsidiaries; Intellectual
               Property............................................. 100
      5.12     Payment of Obligations............................... 101
      5.13     Interest Rate Agreements............................. 101
      5.14     Post-Closing Covenants............................... 101

SECTION 6.     NEGATIVE COVENANTS................................... 101
      6.1      Indebtedness......................................... 101
      6.2      Liens................................................ 103
      6.3      Investments.......................................... 104
      6.4      Contingent Obligations............................... 105
      6.5      Restricted Junior Payments........................... 106
      6.6      Financial Covenants ................................. 108
      6.7      Restriction on Fundamental Changes................... 112

                                                                    Page
                                                                    ----

      6.8      Sales and Leasebacks................................. 114
      6.9      Sale or Discount of Receivables...................... 114
      6.10     Transactions with Shareholders and Affiliates........ 114
      6.11     Disposal of Subsidiary Stock......................... 115
      6.12     Conduct of Business; Limitations on Subsidiaries..... 115
      6.13     Amendments or Waivers of Certain Documents;
               Changes Relating to Subordinated Debt................ 116
      6.14     Designation of Senior Indebtedness................... 117

SECTION 7.     GUARANTY OF HOLDING.................................. 117
      7.1      Guaranty by Holding.................................. 117
      7.2      Terms of Guaranty.................................... 117

SECTION 8.     EVENTS OF DEFAULT.................................... 120
      8.1      Failure to Make Payments When Due.................... 120
      8.2      Default in Other Agreements.......................... 121
      8.3      Breach of Certain Covenants.......................... 121
      8.4      Breach of Warranty................................... 121
      8.5      Other Defaults Under Agreement or Loan Documents..... 121
      8.6      Involuntary Bankruptcy; Appointment of Receiver,
               etc. ................................................ 122
      8.7      Voluntary Bankruptcy; Appointment of Receiver, etc... 122
      8.8      Judgments and Attachments............................ 123
      8.9      Dissolution.......................................... 123
      8.10     Employee Benefit Plans............................... 123
      8.11     Invalidity of Guaranties............................. 124
      8.12     Change in Control.................................... 124
      8.13     Impairment of Collateral............................. 124
      8.14     Default Under Subordinated Debt Documents............ 125

SECTION 9.     ADMINISTRATIVE AGENT; SYNDICATION AGENT.............. 126
      9.1      Appointment.......................................... 126
      9.2      Powers; General Immunity............................. 127
      9.3      Representations and Warranties; No Responsibility
               For Appraisal of Creditworthiness.................... 128
      9.4      Right to Indemnity................................... 129
      9.5      Registered Persons Treated as Owner.................. 129
      9.6      Collateral Documents and Intercreditor Agreements;
               Appointment of Collateral Agent...................... 129
      9.7      Successor Administrative Agents...................... 130

SECTION 10.    MISCELLANEOUS........................................ 131
      10.1     Representation of Lenders............................ 131

                                                                    Page
                                                                    ----

      10.2     Assignments and Participations in Loans and
               Letters of Credit.................................... 131
      10.3     Expenses............................................. 133
      10.4     Indemnity............................................ 134
      10.5     Set Off.............................................. 135
      10.6     Ratable Sharing...................................... 135
      10.7     Amendments and Waivers............................... 136
      10.8     Independence of Covenants............................ 138
      10.9     Notices.............................................. 138
      10.10    Survival of Warranties and Certain Agreements........ 139
      10.11    Failure or Indulgence Not Waiver; Remedies
               Cumulative .......................................... 139
      10.12    Severability......................................... 139
      10.13    Obligations Several; Independent Nature of Lenders'
               Rights............................................... 139
      10.14    Headings; Table of Contents.......................... 140
      10.15    Applicable Law....................................... 140
      10.16    Successors and Assigns; Subsequent Holders of Notes.. 140
      10.17    Consent to Jurisdiction and Service of Process....... 140
      10.18    Waiver of Jury Trial................................. 141
      10.19    Counterparts; Effectiveness.......................... 142

                                EXHIBITS

    I    Form of Notice of Borrowing
   II    Form of Notice of Issuance of Letter of Credit
  III    Form of Notice of Conversion/Continuation
   IV    Form of Tranche A Term Note
    V    Form of Tranche B Term Note
   VI    Form of Working Capital Note
  VII    Form of Swing Line Note
 VIII    Form of Borrowing Base Certificate
   IX    Form of Financial Condition Certificate
    X    Form of Borrower Security Agreement
   XI    Form of Borrower Pledge Agreement
  XII    Form of Holding Security Agreement
 XIII    Form of Holding Pledge Agreement
  XIV    Form of Environmental Indemnity
   XV    Form of Assignment Agreement
  XVI    Form of Opinion of Loan Parties' Counsel
 XVII    Form of Compliance Certificate
XVIII    Form of Mortgage
  XIX    Form of Acknowledgement and Confirmation

                                SCHEDULES

                              BLUE BIRD CORPORATION
                             BLUE BIRD BODY COMPANY

                           FIRST AMENDED AND RESTATED
                                CREDIT AGREEMENT

            This FIRST AMENDED AND RESTATED CREDIT AGREEMENT is dated as of November 15, 1996 and entered into by and among BLUE BIRD CORPORATION, a Delaware corporation ("Holding"), BLUE BIRD BODY COMPANY, a Georgia corporation ("Borrower"), the LENDERS LISTED ON THE SIGNATURE PAGES HEREOF (together with each lender that may become a party to this Credit Agreement as herein provided, referred to herein individually as a "Lender" and collectively as "Lenders"), and BANKERS TRUST COMPANY, as administrative agent for Lenders (in such capacity, together with any successors thereto in such capacity, "Administrative Agent"), and MERRILL LYNCH & CO., as syndication agent (in such capacity, "Syndication Agent").

                                    RECITALS

            WHEREAS, Borrower and Holding desire to amend and restate that certain Credit Agreement dated as of April 15, 1992 among Borrower (as successor to B B Acquisition Corporation), Holding, the lenders party thereto and Bankers Trust Company, as agent (as amended, supplemented and otherwise modified to the date hereof, the "Existing Credit Agreement") in order to, among other things
(i) convert certain term loans outstanding under the Existing Credit Agreement to term loans outstanding under this Agreement (capitalized terms used in these Recitals without definition shall have the respective meanings assigned in subsection 1.1 hereof) and to increase the aggregate principal amount of term loans outstanding under this Agreement to $100,000,000 under the Tranche A Term Loan Commitment and $75,000,000 under the Tranche B Term Loan Commitment, (ii) to convert certain Existing Working Capital Loans outstanding under the Existing Credit Agreement to Working Capital Loans under this Agreement and increase the aggregate amount of the Working Capital Loan Commitments to $80,000,000, (iii) extend the scheduled maturity of the Loans and (iv) otherwise amend and modify the Existing Credit Agreement as provided herein;

            WHEREAS, Holding desires to affirm its guaranty of the Obligations pursuant to the Holding Guaranty;

            WHEREAS, Holding and Borrower desire to secure their respective Obligations by confirming the pledges and security interests granted pursuant to the Collateral Documents in substantially all of their real and personal property, including without limitation, (i) the pledge by Holding of 100% of the capital stock of Borrower and (ii) the pledge by Borrower of 66% of the capital stock of Canadian Blue Bird.

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Holding, Borrower, Lenders, Administrative Agent and Syndication Agent agree as follows:

            SECTION 1. DEFINITIONS

            1.1 Certain Defined Terms

            The following terms used in this Agreement shall have the following meanings:

            "Accounts Receivable" means, as at any date of determination thereof, the unpaid portion of the obligations as stated on the respective invoice issued to a customer of Borrower with respect to Inventory sold and shipped or services performed in the ordinary course of business, net of any credits, rebates or offsets owed by Borrower to the respective customer and net of any commissions payable by Borrower to third parties; provided, however, that this definition shall not include any receivables related to the Lease Portfolio.

            "Acknowledgement and Confirmation" means that certain
Acknowledgement and Confirmation dated as of the date hereof and executed by Borrower and Holding in substantially the form attached as Exhibit XIX hereto.

            "Adjusted Eurodollar Rate" means, for any Interest Rate Determination Date, the rate (rounded upward to the next highest one hundredth of one percent) obtained by dividing (i) the Eurodollar Rate for that date by
(ii) a percentage equal to 100% minus the stated maximum rate of all reserves required to be maintained against "Eurocurrency liabilities" as specified in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined or any category of extensions of credit or other assets that includes loans by a non-United States office of a Lender to United States residents).

            "Administrative Agent" has the meaning assigned to that term in the introductory paragraph to this Agreement.

            "Affected Lender" means any Lender affected by any of the events described in subsections 2.7B or 2.7C.

            "Affiliate", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms

"controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

            "Agents" means, collectively, Administrative Agent, Collateral Agent and Syndication Agent.

            "Aggregate Amounts Due" has the meaning assigned to that term in subsection 10.6.

            "Agreement" means this First Amended and Restated Credit Agreement, as it may be amended, amended and restated, supplemented or otherwise modified from time to time.

            "Applicable Base Rate Margin" means (i) with respect to any Working Capital Loan or Tranche A Term Loan, a per annum rate equal to 1.50% and (ii) with respect to any Tranche B Term Loan, a per annum rate equal to 2.00%; provided that the rates set forth in this definition may be reduced from time to time pursuant to subsection 2.3A.

            "Applicable Eurodollar Rate Margin" means (i) with respect to any Working Capital Loan or Tranche A Term Loan, a per annum rate equal to 2.50% and
(ii) with respect to any Tranche B Term Loan, a per annum rate equal to 3.00%; provided that the rates set forth in this definition may be reduced from time to time pursuant to subsection 2.3A.

            "Asset Sale" means the sale, lease, assignment or other transfer for value by Holding or any of its Subsidiaries to any Person, whether in a single transaction or a series of related transactions, of (i) any of the stock of Borrower or any of its Subsidiaries, (ii) all or substantially all of the assets of any division or line of business of Holding or any of its Subsidiaries, or
(iii) any other assets or rights, or related group of assets or rights, of Holding or any of its Subsidiaries (x) having a book value or market value in excess of $250,000 (it being understood that if the book value or sales price thereof exceeds $250,000, the entire value and not just the portion thereof in excess of $250,000 shall be subject to subsection 2.5A(ii)(a)) or (y) having an aggregate book value or market value in excess of $500,000 during any Fiscal Year (aggregating for purposes of this clause (y) only sales, leases, assignments or other transfers of assets or rights having a book or market value in excess of $25,000 and not included in clause (x)), other than the sale in the ordinary course of business of Inventory of Holding or any of its Subsidiaries; provided that the term "Asset Sale" shall not include (a) the sale of the Lease Portfolio pursuant to the Lease Portfolio Documents, (b) the sale of lease portfolio assets permitted to be held by Borrower pursuant to subsection 6.3(viii), and (c) Asset Sales with respect to equipment that Holding or the applicable Subsidiary reasonably expects to be replaced within one hundred and eighty (180) days;

provided, that the Net Cash Proceeds of any Asset Sale excluded pursuant to this clause (c) shall be applied in accordance with subsection 2.5A(ii)(a).

            "Bankers" means Bankers Trust Company, a New York banking corporation.

            "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy" from time to time in effect, or any successor statute.

            "Base Rate" means at any time, the higher of (i) the Prime Rate and
(ii) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate.

            "Base Rate Loans" means Loans made by Lenders bearing interest at rates determined by reference to the Base Rate as provided in subsection 2.3A.

            "BB Capital" means Blue Bird Capital Corporation, a Delaware corporation.

            "BBCC" means Blue Bird Credit Company, a division of Borrower.

            "Blue Bird Central America" means Blue Bird Centro Americana, SA, a corporation organized under the federal laws of Guatemala.

            "Blue Bird Mexico" means Blue Bird de Mexico, S.A. de C.V., a Mexican corporation.

            "Borrower" has the meaning assigned to that term in the introductory paragraph of this Agreement.

            "Borrower Pledge Agreement" means that certain Pledge Agreement dated as of April 15, 1992 by and between Borrower and Collateral Agent, a copy of which is attached as Exhibit XI hereto, as amended by that certain Fourth Amendment to Credit Agreement and First Amendment to Borrower Pledge Agreement dated as of October 20, 1995 and as such agreement may be further amended, amended and restated, supplemented or otherwise modified from time to time.

            "Borrower Security Agreement" means the Security Agreement dated as of April 15, 1992 by and between Borrower and Collateral Agent, a copy of which is attached as Exhibit X hereto, as amended by that certain First Amendment to Borrower Security Agreement dated as of November 15, 1996 and as such agreement may be further amended, amended and restated, supplemented or otherwise modified from time to time.

            "Borrower Security Agreements" means any or all of the Borrower Security Agreement, the Borrower Pledge Agreement and the Mortgages.

            "Borrowing Base" means, as at any date of determination, the sum of
(i) 60% of Eligible Inventory and (ii) 85% of Eligible Accounts Receivable.

            "Borrowing Base Certificate" means a certificate substantially in the form of Exhibit VIII annexed hereto delivered to Administrative Agent and Lenders by Borrower pursuant to subsection 5.1(iv).

            "Business Day" means (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which either is a legal holiday under the laws of the State of New York, the State of Georgia or the State of California or is a day on which banking institutions located in any such state are authorized or required by law or other governmental action to close, and (ii) with respect to all notices, determinations, fundings and payments in connection with the Eurodollar Rate, any day that is a Business Day described in clause (i) and that is also a day for trading by and between banks in Dollar deposits in the applicable interbank Eurodollar market.

            "CAGUASA" means Carrocerias Assemblajadores Guatemalteca, SA, a corporation organized under the federal laws of Guatemala.

            "Canadian Blue Bird" means Canadian Blue Bird Coach, Ltd., a corporation organized under the laws of Ontario, Canada.

            "Capital Lease", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

            "Capital Stock" means, with respect to any Person, any capital stock, partnership, limited liability company or joint venture interests of such Person and shares, interests, participations or other ownership interests (however designated) of any Person and any rights, warrants or options to purchase any of the foregoing.

            "Cash Equivalents" means (i) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's or Moody's Investors Service, Inc.; and (iii) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $500,000,000 or by any Lender.

            "Cash Proceeds" means, with respect to any Asset Sale or any issuance or sale of equity or debt securities, cash payments (including cash received by way of deferred payment pursuant to, or monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale or such issuance or sale of equity or debt securities.

            "Certificate of Exemption" has the meaning assigned to that term in subsection 2.10B.

            "Class" means, as applied to Lenders, each of the following three classes of Lenders: (i) Lenders having Tranche A Term Loan Exposure, (ii) Lenders having Tranche B Term Loan Exposure and (iii) Lenders having Working Capital Loan Commitments.

            "Closing Date" means the Closing Date under and as defined in the Existing Credit Agreement.

            "Collateral" means all the real, personal and mixed property made subject to a Lien pursuant to the Collateral Documents.

            "Collateral Agent" means Bankers, in its capacity as collateral agent under subsection 9.6, the Intercreditor Agreements and the Collateral Documents or any successor collateral agent.

            "Collateral Documents" means the Borrower Security Agreements, the Holding Pledge Agreement, the Holding Security Agreement, the Acknowledgement and Confirmation and all other instruments or documents now or hereafter granting Liens on property of Holding or any of its Subsidiaries to Collateral Agent, for the benefit of Administrative Agent and Lenders.

            "Commercial Letter of Credit" means any letter of credit or similar instrument issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by Borrower in the ordinary course of business.

            "Commitment Letter" means that certain letter executed by Borrower, Holding, Bankers, MLCC and Merrill Lynch dated October 8, 1996 regarding the commitments to lend set forth in this Agreement.

            "Commitments" means the commitments of Lenders as set forth in subsections 2.1A, 2.2A, 2.2B and 2.9C.

            "Compliance Certificate" means a certificate substantially in the form annexed hereto as Exhibit XVII delivered to Administrative Agent and Lenders by Holding and Borrower pursuant to subsection 5.1(v).

            "Consolidated Capital Expenditures" means, for any period, the aggregate of all expenditures (whether in cash or accrued as liabilities) by Holding and its Subsidiaries during such period that, in conformity with GAAP, are included or required to be included in the property, plant or equipment reflected in the consolidated balance sheet of Holding and its Subsidiaries.

            "Consolidated Cash Interest Expense" means, for any period, Consolidated Interest Expense minus any amounts which are not payable in cash (including amortization of discount).

            "Consolidated EBITDA" means, for any period, the sum (without duplication) of (i) Consolidated Net Income, (ii) provisions for taxes based on income, (iii) Consolidated Interest Expense, (iv) to the extent Consolidated Net Income has been reduced thereby, amortization expense, depreciation expense and other non-cash expenses, (v) losses on Asset Sales, (vi) other non-cash items reducing Consolidated Net Income (excluding write-offs of inventory and accounts receivable), and (vii) to the extent Consolidated Net Income has been reduced thereby, all transaction costs and other items (whether Cash or non-cash and including all compensation to members of the Management Group) related to the Refinancing less the sum (without duplication) of (x) gains on Asset Sales, (y) other non-cash items increasing Consolidated Net Income, and (z) to the extent Consolidated Net Income has been increased thereby, all transaction costs and other items (whether Cash or non-cash and including all compensation to members of the Management Group) related to the Refinancing, all as determined on a consolidated basis for Holding and its Subsidiaries in conformity with GAAP; provided further that, for purposes of determining compliance with the provisions of subsections 6.6A, 6.6B and 6.6C, the Indebtedness and interest income of BB Capital shall be excluded.

            "Consolidated Excess Cash Flow" means, for any period, an amount equal to Consolidated EBITDA plus the sum of (a) decreases in Consolidated Working Capital during such period and (b) to the extent not otherwise reflected in Consolidated Working Capital, decreases in Investments in lease receivables permitted pursuant to subsection 6.3(viii) hereof minus the sum of (i) Consolidated Cash Interest Expense, (ii) Consolidated Capital Expenditures actually made in cash (net of any proceeds of any related financing with respect to such capital expenditures or of proceeds of Asset Sales which proceeds are used to acquire other productive assets in accordance with subsection 2.5A(ii)(a)), (iii) voluntary and scheduled repayments and purchases of Funded Debt of Borrower (excluding repayments of Working Capital Loans, except to the extent the Working Capital Loan Commitment is permanently reduced concurrently with such repayments) actually paid, (iv) taxes based on income actually paid by Holding and its Subsidiaries, (v) increases in Consolidated Working

Capital during such period and (vi) to the extent not otherwise reflected in Consolidated Working Capital, increases in Investments in lease receivables permitted pursuant to subsection 6.3(viii); provided, however, that, to the extent included above, cash flow from Canadian operations in an aggregate amount not to exceed $5,000,000 shall be excluded from the calculation of Consolidated Excess Cash Flow.

            "Consolidated Interest Expense" means, for any period, interest expense with respect to all outstanding Indebtedness (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit) of Holding and its Subsidiaries (other than BB Capital) for such period determined on a consolidated basis in conformity with GAAP; provided that Consolidated Interest Expense shall not include any Transaction Costs and amortization thereof.

            "Consolidated Liabilities" means, as at any date of determination, the total liabilities of Holding and its Subsidiaries on a consolidated basis determined in accordance with GAAP (including, without limitation, (i) any balance sheet liability with respect to a Pension Plan recognized pursuant to Financial Accounting Standards Board Statements 87 or 88, and (ii) any withdrawal liability under Section 4201 of ERISA with respect to a withdrawal from a Multiemployer Plan, as such liability may be set forth in a notice of withdrawal liability under Section 4219 of ERISA, and as adjusted from time to time subsequent to the date of such notice).

            "Consolidated Net Income" means, for any period, the net income (or loss) of Holding and its Subsidiaries, after provisions for taxes, on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Holding), except to the extent of the amount of dividends or other distributions actually paid to Holding or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Holding or is merged into or consolidated with Holding or any of its Subsidiaries or that Person's assets are acquired by Holding or any of its Subsidiaries, and (iii) the income of any Subsidiary of Holding (other than Borrower) to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.

            "Consolidated Net Worth" means, as at any date of determination, the sum of (i) the capital stock (including without limitation all redeemable common stock held by members of the Management Group) plus (ii) additional paid-in capital plus (iii) retained earnings (or minus accumulated deficit).

            "Consolidated Working Capital" means, as of any date of determination, on a consolidated basis, the average for the preceding thirty
(30) days of current assets (net of
any related reserves) of Holding and its Subsidiaries, after excluding therefrom cash and Cash Equivalents, minus the average for the preceding thirty (30) days of current liabilities of Holding and its Subsidiaries, after excluding therefrom the current portion of Funded Debt.

            "Contingent Obligation", as applied to any Person, means, without duplication, any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof or (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings. Contingent Obligations shall include, without limitation, (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) any Interest Rate Agreement, (c) any Currency Agreement and (d) any liability of such Person for the obligations of another through any agreement (contingent or otherwise)
(x) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (y) to maintain the solvency or any balance sheet item, level of income or financial condition of another, or (z) to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, if in the case of any agreement described under subclauses (x) or (y) of this sentence the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation to the extent so guaranteed or otherwise supported.

            "Contractual Obligation", as applied to any Person, means any provision of any security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any material amount of its properties is bound or to which it or any material amount of its properties is subject.

            "Currency Agreement" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement designed to protect Holding or any of its Subsidiaries against fluctuations in currency values.

            "Deposit Account" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

            "Distribution" means, collectively, the dividend by Borrower to Holding in the aggregate amount of not to exceed $202,000,000 and the dividend by Holding to the holders of Holding Common Stock and related payments to holders of options to purchase Holding Common Stock on the Restatement Effective Date in the aggregate amount not to exceed $202,000,000.

            "Dollars" and the sign "$" means the lawful money of the United States of America.

            "Eligible Accounts Receivable" means, as at any date of determination, the aggregate dollar value of all Accounts Receivable; provided, however, that unless otherwise agreed by Administrative Agent, the following Accounts Receivable are not Eligible Accounts Receivable:

            (i) Accounts Receivable which, at the date of issuance of the respective invoice therefor, were payable more than sixty (60) days after the date of issuance of such invoice;

            (ii) Accounts Receivable which remain unpaid for more than sixty
      (60) days after the due date specified in the original invoice or for more than one hundred and twenty (120) days after invoice date if no due date was specified;

            (iii) Accounts Receivable due from a customer whose principal place of business is located outside the United States of America unless such Account Receivable is backed by a letter of credit issued or confirmed by a bank that is organized under the laws of the United States of America or a State thereof and has capital and surplus in excess of $250,000,000; provided that such letter of credit has been delivered to Collateral Agent as additional collateral under the Collateral Documents; provided, further, that upon the receipt by Collateral Agent, Administrative Agent and Lenders of a legal opinion satisfactory in form and substance to Collateral Agent from Borrower's Canadian counsel regarding the perfection under Canadian law of the security interest granted in favor of Collateral Agent pursuant to the Borrower Security Agreement and such other related matters as Collateral Agent may request, Accounts Receivable due from a customer whose principal place of business is located in the province of Ontario, Canada shall not be excluded pursuant to this clause (iii);

            (iv) Accounts Receivable with respect to which the customer is the United States of America or any department, agency or instrumentality thereof unless, with respect to such Accounts Receivable, the Federal Assignment of Claims Act (31 U.S.C. Section 3727) has been complied with;

            (v) Accounts Receivable with respect to which the customer is an Affiliate of Borrower or a director, officer, agent, stockholder or employee of Borrower or any of its Affiliates, other than Accounts Receivable resulting from arms-length transactions in the ordinary course of business with other companies managed by MLCP which satisfy the requirements set forth in subsection 6.10 and, during the months of July, August and September, accounts receivable (net of all related credits, rebates, offsets and commissions) resulting from arms-length transactions with BB Capital in the ordinary course of Borrower's business; provided that such Accounts Receivable are not subject to the LaSalle Subordination Agreement;

            (vi) Accounts Receivable due from a customer if more than twenty-five percent (25%) of the aggregate amount of Accounts of such customer have at the time remained unpaid for more than ninety (90) days after invoice date or sixty (60) days after the due date specified in the original invoice;

            (vii) Accounts Receivable evidenced by an instrument (as defined in Article 9 of the UCC) not in the possession of Collateral Agent;

            (viii) Accounts Receivable with respect to which Collateral Agent does not have a valid, first priority and fully perfected security interest and Accounts subject to any Lien except those in favor of Collateral Agent and Permitted Encumbrances junior to the Liens in favor of Collateral Agent;

            (ix) Accounts Receivable with respect to which the customer is the subject of any bankruptcy or other insolvency proceeding;

            (x) Accounts Receivable due from a customer to the extent that such Accounts Receivable exceed in the aggregate an amount equal to twenty-five percent (25%) of the aggregate of all Accounts Receivable at said date;

            (xi) Accounts Receivable with respect to which the customer's obligation to pay is conditional or subject to a repurchase obligation or contractual right to return, including bill and hold sales, guaranteed sales, sale or return transactions, sales on approvals or consignment sales;

            (xii) Accounts Receivable with respect to which there is any unresolved dispute with the respective customer (but only to the extent of such dispute);

            (xiii) Accounts Receivable with respect to which the customer is located in New Jersey, Minnesota or any other state denying creditors access to its courts in the absence of a Notice of Business Activities Report or other similar filing, unless Borrower has either qualified as a foreign corporation authorized to transact business in such state or has filed a Notice of Business Activities Report or similar filing with the applicable state agency for the then current year; and

            (xiv) Accounts Receivable which Administrative Agent determines in its reasonable discretion to be unacceptable for borrowing purposes.

            "Eligible Assignee" means (A) (i) a commercial bank organized under the laws of the United States or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (x) such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iv) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses including, but not limited to, insurance companies, mutual funds and lease financing companies; and (B) any Lender and any Affiliate of any Lender; provided that no Affiliate of Holding or Borrower shall be an Eligible Assignee.

            "Eligible Inventory" means as at any date of determination, the value (determined at the lower of cost or market on a first-in, first-out basis) of all Inventory (including work-in-process Inventory) owned by and in the possession of Borrower and located in the United States of America or the province of Ontario, Canada; provided, however that unless otherwise agreed by Administrative Agent, the following Inventory is not Eligible Inventory:

            (i) finished goods which do not meet specifications of the purchase order for such goods in any material respect;

            (ii) Inventory with respect to which Collateral Agent does not have a valid, first priority and fully perfected security interest;

            (iii) Inventory with respect to which there exists any Lien in favor of any Person other than Collateral Agent, except Permitted Encumbrances junior to the Liens in favor of Collateral Agent;

            (iv) Inventory produced in violation of the Fair Labor Standards Act or subject to the so-called "hot goods" provisions contained in Title 29 U.S.C. 215(a)(i); and

            (v) Inventory which Administrative Agent determines, in the exercise of reasonable discretion, to be unacceptable for borrowing purposes;

provided, further, that no Inventory located in the province of Ontario, Canada shall be included in Eligible Inventory until after the receipt by Collateral Agent, Administrative Agent and Lenders of a legal opinion satisfactory in form and substance to Collateral Agent from Borrower's Canadian counsel regarding the perfection under Canadian law of the security interest granted in favor of Collateral Agent pursuant to the Borrower Security Agreement and such other related matters as Collateral Agent may request.

            "Employee Benefit Plan" means any "employee benefit plan" as defined in Section 3(3) of ERISA which is or was maintained or contributed to Holding or any of its ERISA Affiliates other than a Multiemployer Plan.

            "Environmental Claim" means any written notice of violation, claim, demand or other order or direction (conditional or otherwise) by any governmental authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon (i) the existence, or the continuation of the existence, of a Release (whether sudden or non-sudden or accidental or non-accidental), of, or exposure to, any Hazardous Material, in, into or onto the environment at, in, by, from or related to any Facility, (ii) the transportation, storage, treatment or disposal of Hazardous Materials in connection with the operation of any Facility, or
(iii) the violation, or alleged violation, of any statutes, ordinances, orders, rules, regulations, permits or licenses of or from any governmental authority, agency or court relating to Hazardous Materials with respect to the Facilities.

            "Environmental Indemnity" means that certain Environmental Indemnity dated as of April 15, 1992 executed and delivered by Borrower and Holding, a copy of which is attached as Exhibit XIV hereto, as it may be amended, amended and restated, supplemented or otherwise modified from time to time.

            "Environmental Laws" means all laws relating to fines, orders, injunctions, penalties, damages, contribution, cost recovery compensation, losses or injuries resulting from the Release or threatened Release of Hazardous Materials and to the generation, storage, transportation, or disposal of Hazardous Materials, in any manner applicable to Holding or any of its Subsidiaries or any or their respective properties, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. ss. 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), the Occupational Safety and Health Act (29 U.S.C. ss. 651 et seq.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C. ss. 11001 et seq.), each as amended or supplemented, and any analogous future or present local, state and federal statutes and regulations promulgated pursuant thereto, each as in effect as the date of determination.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute.

            "ERISA Affiliate", as applied to any Person, means (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trade or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of
Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member.

            "ERISA Event" means (i) a "reportable event" within the meaning of
Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan which is not subject to the provision for waiver of the 30-day notice requirement to the PBGC; (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make on its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan which would result in the imposition of a Lien under Section 412(n) of the Code if "$750,000" were substituted for "$1,000,000" in Section 412(n) of the Code or the failure to make any required contribution to a Multiemployer Plan;
(iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Holding or any of its ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Sections 4063 or 4064 or ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan;
(vi) the imposition of liability on Holding or any of its ERISA Affiliates pursuant to Sections 4062(e) or 4069 of ERISA or by reason of the application of
Section 4212(c) of ERISA; (vii) the withdrawal of Holding or any of its ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by Holding or any of its ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Sections 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Sections 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on Holding or any of its ERISA Affiliates of any material fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Sections 409, 502(c), (i) or (l) or 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a

Multiemployer Plan or the assets thereof, or against Holding or any of its ERISA Affiliates in connection with any such plan which could reasonably be expected to be successful; or (x) receipt from the IRS of notice of the failure of any Pension Plan to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to fail to qualify for exemption from taxation under Section 401(a) of the Internal Revenue Code if the resulting fines, penalties and related charges could reasonably be expected to be material; or (xi) the imposition of a Lien pursuant to Sections 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA; provided that any event described in the foregoing clauses shall not be an ERISA Event if Holding and/or its Subsidiaries are (or would be) liable for any potential liability resulting from such event solely because of their affiliation with an ERISA Affiliate (excluding Holding and all Subsidiaries) and (i) such events, individually or in the aggregate, result in or could reasonably be expected to result in liability (including joint and several liability) of Holding and its Subsidiaries of less than $1,000,000, or (ii) neither Holding nor any Subsidiary could reasonably be expected to be liable (either individually or on a joint and several basis) for any potential liability resulting from such event, provided further that any event described in the foregoing proviso shall be an ERISA Event if the PBGC or any other governmental authority notifies Holding or one of its Subsidiaries that Holding or one of its Subsidiaries is liable for any potential liability resulting from such event.

            "Estimated Net Cash Proceeds" means, with respect to any Asset Sale, an amount equal to the amount estimated in good faith by Borrower to be the Net Cash Proceeds of Asset Sale (excluding any deferred payment to be received pursuant to a note receivable or otherwise).

            "Eurodollar Rate" means, for any Interest Rate Determination Date, the arithmetic average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the offered quotation, if any, to first class banks in the Eurodollar market by each Reference Bank for Dollar deposits of amounts in immediately available funds comparable to the principal amount of the Eurodollar Rate Loan of such Reference Bank for which the Eurodollar Rate is being determined with maturities comparable to the Interest Period for which such Eurodollar Rate will apply as of approximately 10:00 A.M. (New York time) two (2) Business Days prior to the commencement of such Interest Period.

            "Eurodollar Rate Loans" means Loans bearing interest at rates determined by reference to the Eurodollar Rate as provided in subsection 2.3A.

            "Eurodollar Rate Taxes" has the meaning assigned to that term in subsection 2.7H(i).

            "Event of Default" means each of the events set forth in Section 8.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

            "Existing Credit Agreement" has the meaning assigned to that term in the Recitals to this Agreement.

            "Existing Letters of Credit" means Letters of Credit issued under and as defined in the Existing Credit Agreement.

            "Existing Subordinated Debt Intercreditor Agreement" means that certain Intercreditor Agreement dated as of April 15, 1992 by and among Collateral Agent, Administrative Agent and The Chase Manhattan Bank (as successor to Manufacturers Hanover Trust Company), as trustee under the Existing Subordinated Indenture, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted herein and therein.

            "Existing Subordinated Indenture" means that certain Indenture dated as of April 15, 1992 by and between Blue Bird Body Company (as successor to BB Acquisition Corp.), as issuer, Holding, as guarantor, and The Chase Manhattan Bank (as successor to Manufacturers Hanover Trust Company), as trustee, as such Indenture has been amended, supplemented or otherwise modified to the date hereof.

            "Existing Subordinated Notes" means the senior subordinated notes issued pursuant to the Existing Subordinated Indenture.

            "Existing Term Loans" means Term Loans under and as defined in the Existing Credit Agreement.

            "Existing Working Capital Loans" means Working Capital Loans under and as defined in the Existing Credit Agreement.

            "Expiry Date" means the earlier of (i) November 19, 2002 and (ii) the date on which the Term Loans are paid in full.

            "Facilities" means, as at any date of determination, any and all real property (including all buildings, fixtures or other improvements located thereon) owned, leased or operated by Holding or any of its Subsidiaries as at such date.

            "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

            "Fee Collateral" means the real property owned in fee by Holding and any of its Subsidiaries (other than Blue Bird Mexico) designated as "Fee Collateral" on Schedule 1.1A annexed hereto.

            "Fee Title Policies" has the meaning assigned thereto in subsection 3.1H.

            "Final Maturity Date" means November 19, 2003.

            "Financial Condition Certificate" means the certificate delivered by Borrower pursuant to subsection 3.1J and substantially in the form annexed hereto as Exhibit X.

            "First Adjustment Requirements" shall mean the requirements that (i) the aggregate principal amount of Funded Debt of Holding and its Subsidiaries on a consolidated basis outstanding is less than $255,000,000 and (ii) the ratio of Funded Debt of Holding and its Subsidiaries on a consolidated basis to Consolidated EBITDA for the four consecutive Fiscal Quarter period ending on or immediately preceding the applicable date of determination is less than 4.0 to 1.0.

            "Fiscal Month" means a fiscal month of Holding and its Subsidiaries as set forth in Schedule 1.1B.

            "Fiscal Quarter" means a fiscal quarter of Holding and its Subsidiaries as set forth in Schedule 1.1B annexed hereto.

            "Fiscal Year" means the fiscal year of Holding and its Subsidiaries, as set forth in Schedule 1.1B annexed hereto.

            "Foreign Lender" shall have the meaning assigned that term in subsection 2.10B.

            "Funded Debt", as applied to any Person, means all Indebtedness of that Person which by its terms or by the terms of any instrument or agreement related thereto matures more than one year from, or is directly renewable or extendable at the option of the debtor to a date more than one year from (including an option of the debtor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more from), the date of the creation thereof; provided however, that, for purposes of calculating the applicable Interest Rate Adjustment (if any) and determining compliance with the provisions of subsection 6.6B, the term "Funded Debt" shall not include any Working Capital Loans or any Indebtedness of BB Capital.

            "Funding Date" means the date of the funding of a Loan.

            "GAAP" means United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, that are applicable to the circumstances as of the date of determination.

            "GM Intercreditor Agreement" means that certain Intercreditor Agreement dated as of April 15, 1992, by and between General Motors Acceptance Corporation and Administrative Agent, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.

            "Government Acts" has the meaning assigned thereto in subsection
2.9H.

            "Guatemalan Subsidiaries" means Blue Bird Central America and
CAGUASA.

            "Hazardous Materials" means (i) any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, any flammable substances or explosives, any radioactive materials, any hazardous wastes or substances, any toxic wastes or substances or any other materials or pollutants which (a) pose a hazard to any property of Holding or any of its Subsidiaries or to Persons on or about such property or (b) cause such property to be in violation of any Environmental Laws, (ii) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million; (iii) any chemical, material or substance defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," or "toxic substances" or words of similar import under any applicable local, state or federal law or under the regulations adopted or publications promulgated pursuant thereto, including, without limitation, Environmental Laws, and (iv) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority having jurisdiction over Holding or any of its Subsidiaries or any of their respective properties.

            "Holding" has the meaning set forth in the introductory paragraph to this Agreement.

            "Holding Common Stock" means the common stock of Holding, par value $.01 per share.

            "Holding Guaranty" means the guaranty of Holding set forth in
Section 7 of this Agreement.

            "Holding Pledge Agreement" means that certain Pledge Agreement dated as of April 15, 1992 between Holding and Collateral Agent, a copy of which is attached as Exhibit XIII hereto, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.

            "Holding Security Agreement" means that certain Security Agreement dated as of April 15, 1992 between Holding and Collateral Agent, a copy of which is attached as Exhibit XII hereto, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.

            "Indebtedness", as applied to any Person, means, without duplication, (i) all indebtedness for borrowed money whether or not evidenced by a promissory note, draft or similar instrument, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit, (iv) any obligation owed for all or any part of the deferred purchase price of property or services, which purchase price is due more than six months from the date of incurrence of the obligation in respect thereof, and (v) all indebtedness to the extent secured by any Lien on any property or asset owned or held by that Person regardless of whether such indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person; provided, however, that all indebtedness owed to General Motors Acceptance Corporation for purchases of inventory from General Motors Acceptance Corporation in the ordinary course of Borrower's business consistent with past practices shall be excluded from this definition.

            "Independent Financial Advisor" means a firm (i) which does not, and whose directors, officers and employees or Affiliates do not have, a direct or indirect financial interest in Borrower and (ii) which, in the judgment of the board of directors of Borrower, is otherwise independent and qualified to perform the task for which it is to be engaged.

            "Intercreditor Agreements" means, collectively, the Existing Subordinated Debt Intercreditor Agreement, the GM Intercreditor Agreement and the LaSalle Intercreditor Agreement.

            "Interest Payment Date" means with respect to any Eurodollar Rate Loan the last day of each Interest Period applicable to such Loan; provided that in the case of each Interest Period in excess of three months, "Interest Payment Date" shall also mean each Interest Period Anniversary Date for such Interest Period.

            "Interest Period" means any interest period applicable to a Loan as determined pursuant to subsection 2.3B.

            "Interest Period Anniversary Date" means for each Interest Period which is in excess of three months, each three-month anniversary of the commencement of that Interest Period.

            "Interest Rate Adjustment" shall mean, as of any date of determination, (i) 0.25% per annum if the First Adjustment Requirements are satisfied but the Second Adjustment Requirements are not, (ii) 0.50% per annum if the Second Adjustment Requirements are satisfied but the Third Adjustment Requirements are not and (iii) 1.00% if the Third Adjustment Requirements are satisfied.

            "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect Holding or any of its Subsidiaries against fluctuations in interest rates with respect to the Obligations; provided that the calculation of payments for early termination shall be made on a commercially reasonable basis in accordance with industry practice.

            "Interest Rate Determination Date" means each date for calculating the Eurodollar Rate for purposes of determining the interest rate in respect of an Interest Period. The Interest Rate Determination Date shall be the second Business Day prior to the first day of the related Interest Period for a Eurodollar Rate Loan.

            "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter and any successor statute.

            "Inventory" means, on a consolidated basis, all goods, merchandise and other personal property which are held for sale or lease by Holding and its Subsidiaries, including those held for display or demonstration or out on lease or consignment or to be furnished under a contract of service, or are raw materials, components, work in process or materials used or consumed, or to be used or consumed in the business of Holding or any of its Subsidiaries.

            "Investment", as applied to any Person, means any direct or indirect purchase or other acquisition by that Person of, or of a beneficial interest in, stock or other Securities of any other Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures made in the ordinary course of business) or capital contribution by that Person to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales of goods or services to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto and minus the amount of any portion of such Investment repaid to such Person in cash as a return of capital, but without any other adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

            "Issuing Lender" means, with respect to any Letter of Credit, Administrative Agent or any Lender that issues such Letter of Credit, determined as provided in subsection 2.9; provided that, notwithstanding anything to the contrary contained herein, any Letter of Credit may be issued by an Affiliate of Administrative Agent or any Lender; provided, further, that to the extent that a Letter of Credit is issued by an Affiliate of Administrative Agent or any Lender, such Person shall, for all purposes under this Agreement, the Loan Documents and all other instruments and documents referred to herein and therein be deemed to be the "Issuing Lender" with respect to such Letter of Credit.

            "Junior Subordinated Notes" means the junior subordinated notes issued to members of the Management Group in payment, in whole or in part, for the repurchase of Holding Common Stock, which form of note shall be satisfactory in form and substance to Administrative Agent.

            "LaSalle Documents" means the LaSalle Loan Agreement, the LaSalle Note, the LaSalle Pledge Agreement, the LaSalle Subordination Agreement and the other documents executed in connection therewith.

            "LaSalle Loan Agreement" means that certain Loan Agreement dated on or about October 27, 1995 by and between BB Capital and LaSalle National Bank, as amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted under this Agreement.

            "LaSalle Note" means that certain revolving credit note dated on or about October 27, 1995 executed by BB Capital in favor of LaSalle National Bank, as amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted under this Agreement.

            "LaSalle Pledge Agreement" means that certain Pledge Agreement dated on or about October 27, 1995 by and between BB Borrower and LaSalle National Bank, as amended, supplemented or otherwise modified from time to time to the extent permitted under this Agreement.

            "LaSalle Subordination Agreement" means that certain Subordination Agreement dated on or about October 27, 1995 by and between LaSalle National Bank and Blue Bird Body Company, as amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted under this Agreement.

            "Lease Portfolio" means the tax-exempt and taxable lease finance assets of Borrower in existence from time to time on or after the Restatement Effective Date.

            "Lease Portfolio Documents" means that certain Business Agreement, those certain Sale and Assignment Agreements and those certain Servicing Agreements each dated as of April 15, 1992, and those certain Sale and Assignment Agreements and Servicing Agreements executed from time to time pursuant to such Business Agreement by and between Borrower and LaSalle National Bank pursuant to which Borrower (i) has sold on a nonrecourse basis the Lease Portfolio in existence on the Closing Date for cash in an amount which is not less than the par value of such Lease Portfolio, (ii) will sell to LaSalle National Bank from time to time some or all of the Lease Portfolio in existence after the Closing Date, and
(iii) has obtained a commitment from LaSalle National Bank to purchase, in accordance with the terms of the Lease Portfolio Documents, lease receivables generated by Borrower in connection with the sale of Inventory by Blue Bird, as such Lease Portfolio Documents may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, to the extent permitted under this Agreement.

            "Lender" and "Lenders" have the meanings assigned to such terms in the introduction to this Agreement; provided that "Lender" and "Lenders" shall also include the successors and permitted assignees of Lenders pursuant to subsections 2.9 and 10.2.

            "Letter of Credit" means any of the letters of credit issued or to be issued by Issuing Lenders for the account of Borrower pursuant to subsection
2.9 and for the purposes described in subsection 2.6C.

            "Letter of Credit Usage" means, with respect to any Letter of Credit, as at any date of determination, the sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under such Letter of Credit then outstanding plus (ii) the aggregate amount of all drawings under such Letter of Credit honored by any Issuing Lender and not theretofore reimbursed by Borrower.

            "Letter of Non-Exemption" has the meaning assigned to that term in subsection 2.10B.

            "Lien" means any lien, mortgage, deed of trust, deed to secure debt, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

            "Loan" or "Loans" means one or more of the Term Loans, the Working Capital Loans or Swing Line Loans, or any combination thereof.

            "Loan Documents" means this Agreement, the Letters of Credit, the Holding Guaranty, the Collateral Documents, any Notes issued by Borrower, the Intercreditor Agreements and the Subsidiary Documents.

            "Loan Party" means any of Holding or Borrower and any other Subsidiary of a Loan Party which is or becomes a party to a Loan Document.

            "Management Documents" means the Subscription Agreement, Management Stock Option Plan, Performance Option Agreements, Vested Option Agreements, ML Stock Subscription Agreement and Stockholders' Agreement.

            "Management Group" means the members of the management of Holding and its Subsidiaries set forth on Schedule 3.10D annexed hereto, as such schedule may be amended or supplemented from time to time.

            "Management Stock Option Plan" means that certain Management Stock Option Plan of Holding dated as of April 15, 1992, as such plan may be amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted herein.

            "Margin Stock" has the meaning assigned to that term in Regulations G and U of the Board of Governors of the Federal Reserve System as in effect from time to time.

            "Material Adverse Effect" means (i) a material adverse effect upon the business, operations, properties, assets, prospects or condition (financial or otherwise) of Holding and its Subsidiaries taken as a whole or (ii) the material impairment of the ability of any Loan Party to perform its obligations under any Loan Document or of Administrative Agent or any Lender to enforce or collect the Obligations, including the obligation of any Loan Party to perform its guaranty of the Obligations.

            "Merrill Lynch" means Merrill Lynch & Co., a Delaware corporation.

            "MLCC" means Merrill Lynch Capital Corporation, a Delaware corporation.

            "MLCP" means Merrill Lynch Capital Partners, Inc., a Delaware corporation.

            "ML Stock Subscription Agreement" means that certain Stock Subscription Agreement dated as of April 15, 1992 between Holding and the ML Investors listed in Schedule I thereto, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted herein.

            "Mortgage" means any or all of the mortgages, deeds of trust, deed to secure debt, or other security instruments now or hereafter granting Liens on the real property described in Schedule 1.1A annexed hereto or on any other real property of Holding or its Subsidiaries to Collateral Agent for the benefit of Administrative Agent and Lenders, substantially in the form of Exhibit XVIII annexed hereto, as any such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.

            "Multiemployer Plan" means a "multiemployer plan" as defined in
Section 3(37) of ERISA to which Holding or any of its ERISA Affiliates is contributing or ever has contributed or to which Holding or any of its ERISA Affiliates has, or ever has had, an obligation to contribute.

            "Net Cash Proceeds of Asset Sale" means Cash Proceeds received from any Asset Sale net of the direct costs relating to such Asset Sale (including, without limitation, (i) amounts provided as a reserve in accordance with GAAP against any liabilities associated with such Asset Sale and retained after such Asset Sale including, without limitation, pension and other post-employment benefit liabilities, liabilities related to Environmental Laws and liabilities under any indemnification obligations associated with such Asset Sale; provided, however, that to the extent any such amount set aside as a reserve is subsequently decreased or discontinued as a reserve, other than by reason of the payment of the liability represented thereby, such amounts shall constitute Net Cash Proceeds of Asset Sale and (ii) legal, accounting and investment banking fees and sales commissions), taxes actually paid or income taxes reasonably estimated to be actually payable as a result of such Asset Sale within two years of the date of the Asset Sale, amounts required to be applied to the repayment of Indebtedness (other than the Obligations) secured by a Lien on the asset or assets which are the subject of such Asset Sale and any reserve for adjustment in respect of the sale price of such asset or assets.

            "Notes" means, as the context requires, a Term Note or Notes, a Working Capital Note or Notes and/or a Swing Line Note.

            "Notice of Borrowing" means a notice substantially in the form of
Exhibit I annexed hereto with respect to a proposed borrowing.

            "Notice of Conversion/Continuation" means a notice substantially in the form of Exhibit III annexed hereto with respect to a proposed conversion or continuation.

            "Notice of Issuance of Letter of Credit" means a notice substantially in the form of Exhibit II annexed hereto with respect to a proposed issuance of a Letter of Credit.

            "Obligations" means all obligations of every nature of Holding and/or Borrower and their respective Subsidiaries from time to time owed to Agents, Lenders, Issuing Lenders or any of them under this Agreement, the Notes or any of the other Loan Documents or reimbursement obligations with respect to the Letters of Credit or obligations owed to Administrative Agent or any Lender under Interest Rate Agreements for principal and interest on the Loans or reimbursement obligations owed to Administrative Agent or Lenders with respect to the Letters of Credit and all interest thereon or obligations owed to Wachovia Bank of Georgia, N.A., under the Reimbursement and Security Agreement dated as of March 1, 1991, with respect to a standby letter of credit in the stated amount of $2,942,500, issued with respect to the Development Authority of Lafayette Tax-Exempt Industrial Revenue Bonds (Blue Bird Body Company Project) Series 1991 or for fees or expenses, reimbursements and indemnifications and other amounts due or to become due hereunder or thereunder. Time is of the essence in the performance of all Obligations, except as otherwise expressly provided in this Agreement.

            "Officers' Certificate" means, as applied to any corporation, a certificate executed on behalf of such corporation by its Chairman of the Board (if an officer) or its President or one of its Vice Presidents and by its Chief Financial Officer or its Treasurer or its Controller; provided that any Officers' Certificate required to be delivered by any Loan Party on the Restatement Effective Date may be executed on behalf of such Loan Party by any one of the foregoing officers; and provided, further, that every Officers' Certificate with respect to the compliance with a condition precedent to the making of any Loans hereunder shall include (i) a statement that the officer or officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement and the other Loan Documents relating thereto, (ii) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and (iii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

            "PBGC" means the Pension Benefit Guaranty Corporation (or any successor thereto).

            "Pension Plan" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

            "Performance Option Agreements" means those certain Performance Option Agreements between Holding and members of the Management Group, issued pursuant to the Management Stock Option Plan, as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted herein.

            "Permitted Encumbrances" means the following types of Liens (other than any Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Code or by ERISA):

            (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not at the time required by subsection 5.3;

            (ii) Statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

            (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

            (iv) any attachment or judgment Lien not in excess (either individually or together with all other attachment or judgment Liens) of $2,000,000 unless the judgment it secures shall, within 30 days after the entry thereof, not have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay, unless such judgment is fully and adequately covered by insurance and with respect to which the insurer has acknowledged coverage in writing;

            (v) easements, rights-of-way, restrictions, encroachments, covenants, conditions, licenses, zoning requirements, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of Holding or any of its Subsidiaries;

            (vi) any interest or title of a lessor or lessee under any lease permitted by this Agreement (including any Lien granted by such lessor or lessee);

            (vii) unperfected purchase-money Liens on Inventory incurred in the ordinary course of business and unperfected Liens on goods for sale on consignment or a similar basis; and

            (viii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods.

            "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability corporations, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, vehicle trusts, business trusts, or other organizations, whether or not legal entities, and agencies and governments and political subdivisions thereof.

            "Potential Event of Default" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

            "Preferred Stock" means, with respect to any Person, any and all shares, interests, participation or other equivalents (however designated) of such Person's preferred or preference stock whether now outstanding, or issued after the Restatement Effective Date, and including, without limitation, all classes and series of preferred or preference stock.

            "Prime Rate" means the rate that Bankers announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Bankers may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

            "Pro Rata Share" means, (i) with respect to matters relating to a particular Commitment (including the making or payments of Loans pursuant to that Commitment) of a Lender, the percentage obtained by dividing (y) such Commitment of that Lender by (z) all such Commitments of all Lenders and (ii) with respect to all other matters, the percentage designated as such Lender's Pro Rata Share set forth opposite the name of such Lender on Schedule 1.1C annexed hereto; provided that Schedule 1.1C shall be amended and Lenders' Pro Rata Shares shall be adjusted from time to time to give effect to the addition of any new Lenders pursuant to the proviso set forth in the definition of "Lender". The sum of the Pro Rata Shares of all Lenders at any date of determination shall equal 100%.

            "Purchase" means the purchase by Borrower pursuant to the Purchase Documents of a portion of the Existing Subordinated Notes.

            "Purchase Documents" means, collectively, the Tender and Consent Letters, each dated on or prior to the Restatement Effective Date between Borrower and the respective holder named therein, and each of the documents and instruments executed pursuant thereto.

            "Reference Banks" means Bankers and Wachovia Bank of Georgia, N.A.

            "Refinancing" means the refinancing of the Indebtedness of Borrower and the consummation of the transactions contemplated hereby, including the purchase and retirement of certain Existing Subordinated Notes, the issuance of the Subordinated Notes, the amendment and restatement of the Existing Credit Agreement pursuant to this Agreement and the Distribution.

            "Register" has the meaning assigned to that term in subsection 2.3G.

            "Registration Rights Agreement" means that certain Registration Rights Agreement dated as of November 15, 1996 by and among Holding, Borrower, Merrill, Lynch, Pierce, Fenner & Smith Incorporated and BT Securities Corporation, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted herein.

            "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time.

            "Related Agreements" means the Lease Portfolio Documents, Subordinated Debt Documents, the LaSalle Documents, the Tax Allocation Agreement, the Securitization Documents, Purchase Documents, and Management Documents.

            "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration in, by, from or related to any Facility into the indoor or outdoor environment, including the movement of any Hazardous Material through the air, soil, surface water, groundwater or property.

            "Requisite Class Lenders" means, at any time of determination (i) for the Class of Lenders having Tranche A Term Loan Exposure, Lenders having or holding 51% or more of the aggregate Tranche A Term Loan Exposure of all Lenders, (ii) for the Class of Lenders having Tranche B Term Loan Exposure, Lenders having or holding 51% or more of the aggregate Tranche B Term Loan Exposure of all Lenders and (iii) for the Class of Lenders having Working Capital Loan Commitments, Lenders having or holding 51% or more of the aggregate Working Capital Loan Commitments of all Lenders.

            "Requisite Lenders" means Lenders holding 51% or more of the sum of
(i) the aggregate Working Capital Loan Commitments (or, if such Commitments have terminated or expired, the Total Utilization of Working Capital Loan Commitments) plus (ii) the aggregate Tranche A Term Loan Exposure and (iii) the aggregate Tranche B Term Loan Exposure.

            "Restatement Effective Date" means the date on or before December 31, 1996 on which the conditions set forth in subsection 3.1 are satisfied.

            "Restricted Junior Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of Capital Stock of Holding or Borrower now or hereafter outstanding, except a dividend payable solely in rights to purchase that class of Capital Stock to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Holding or Borrower now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest on, redemption, purchase, repurchase, retirement, defeasance, sinking fund or similar payment or deposit for payment with respect to, the Subordinated Debt, and (iv) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Holding, Borrower or any of their Subsidiaries now or hereafter outstanding.

            "Scheduled Tranche A Term Loan Repayment Amount" means, for the last date of each Fiscal Quarter set forth below, the correlative amount set forth opposite thereto as adjusted by the operation of the succeeding sentence:

                                            Scheduled Tranche A
          Date                           Term Loan Repayment Amount
          ----                           --------------------------

Third Fiscal Quarter 1997                      $ 3,000,000
Fourth Fiscal Quarter 1997                       5,000,000

First Fiscal Quarter 1998                        2,000,000
Second Fiscal Quarter 1998                       3,000,000
Third Fiscal Quarter 1998                        3,000,000
Fourth Fiscal Quarter 1998                       4,000,000

First Fiscal Quarter 1999                        3,000,000
Second Fiscal Quarter 1999                       3,000,000
Third Fiscal Quarter 1999                        4,000,000
Fourth Fiscal Quarter 1999                       6,000,000

First Fiscal Quarter 2000                        4,000,000
Second Fiscal Quarter 2000                       4,000,000
Third Fiscal Quarter 2000                        5,000,000
Fourth Fiscal Quarter 2000                       7,000,000

First Fiscal Quarter 2001                        4,000,000
Second Fiscal Quarter 2001                       5,000,000
Third Fiscal Quarter 2001                        5,000,000
Fourth Fiscal Quarter 2001                       8,000,000

First Fiscal Quarter 2002                        4,000,000
Second Fiscal Quarter 2002                       5,000,000
Third Fiscal Quarter 2002                        5,000,000
Fourth Fiscal Quarter 2002                       8,000,000

On the date the Tranche A Term Loans are required to be prepaid pursuant to subsections 2.5A(ii)(a)-(e), the amount required to be prepaid shall be applied to reduce the amounts of the Scheduled Tranche A Term Loan Repayment Amounts set forth above (as previously adjusted) for dates occurring after the date of such prepayment as provided in subsection 2.5A(iii).

            "Scheduled Tranche B Term Loan Repayment Amount" means, for the last date of each Fiscal Quarter set forth below, the correlative amount set forth opposite thereto as adjusted by the operation of the succeeding sentence:

                                            Scheduled Tranche B
          Date                           Term Loan Repayment Amount
          ----                           --------------------------

Third Fiscal Quarter 1997                        $ 375,000
Fourth Fiscal Quarter 1997                         375,000

First Fiscal Quarter 1998                          187,500
Second Fiscal Quarter 1998                         187,500
Third Fiscal Quarter 1998                          187,500
Fourth Fiscal Quarter 1998                         187,500

First Fiscal Quarter 1999                          187,500
Second Fiscal Quarter 1999                         187,500
Third Fiscal Quarter 1999                          187,500
Fourth Fiscal Quarter 1999                         187,500

First Fiscal Quarter 2000                          187,500
Second Fiscal Quarter 2000                         187,500
Third Fiscal Quarter 2000                          187,500
Fourth Fiscal Quarter 2000                         187,500

First Fiscal Quarter 2001                          187,500
Second Fiscal Quarter 2001                         187,500
Third Fiscal Quarter 2001                          187,500
Fourth Fiscal Quarter 2001                         187,500

First Fiscal Quarter 2002                          187,500
Second Fiscal Quarter 2002                         187,500
Third Fiscal Quarter 2002                          187,500
Fourth Fiscal Quarter 2002                         187,500

First Fiscal Quarter 2003                       17,625,000
Second Fiscal Quarter 2003                      17,625,000
Third Fiscal Quarter 2003                       17,625,000
Fourth Fiscal Quarter 2003                      17,625,000

On the date the Tranche B Term Loans are required to be prepaid pursuant to subsections 2.5A(ii)(a)-(e), the amount required to be prepaid shall be applied to reduce the amounts of the Scheduled Tranche B Term Loan Repayment Amounts set forth above (as previously adjusted) for dates occurring after the date of such prepayment as provided in subsection 2.5A(iii).

            "Second Adjustment Requirements" shall mean the requirements that
(i) the aggregate principal amount of Funded Debt of Holding and its Subsidiaries on a consolidated basis outstanding is less than $240,000,000 and
(ii) the ratio of Funded Debt of Holding and its Subsidiaries on a consolidated basis to Consolidated EBITDA for the four consecutive Fiscal Quarter period ending on or immediately preceding the applicable date of determination is less than 3.5 to 1.0.

            "Securities" means any stock, shares, voting trust certificates, bonds, debentures, options, warrants, notes, or other evidences of indebtedness (other than accounts receivable), secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

            "Securitization Documents" has the meaning assigned to that term in subsection 6.1(xii).

            "Standby Letter of Credit" means any standby letter of credit or similar instrument issued for the purpose of supporting (i) workers' compensation liabilities of Borrower, (ii) the obligations of Borrower to third party insurers arising by virtue of the laws of any jurisdiction requiring third party insurers, (iii) Indebtedness in respect of industrial revenue bonds set forth on Schedule 6.1 annexed hereto or development bonds or financings, (iv) obligations with respect to leases, (v) performance, payment, deposit or surety obligations of Borrower, in any case if required by law or government rule or regulation or in accordance with custom or practice in the industry, (vi) the payment of insurance premiums or (vii) reserve or hold back obligations in respect of lease receivables incurred pursuant to the Lease Portfolio Documents.

            "Stockholders' Agreement" means that certain Stockholders' Agreement dated as of April 15, 1992, among the common stockholders of Holding as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted herein.

            "Subordinated Debt" means collectively, the Existing Subordinated Notes and the Subordinated Notes.

            "Subordinated Debt Documents" means collectively, the Existing Subordinated Notes, the Existing Subordinated Indenture, the Subordinated Indenture, the Subordinated Notes, the Registration Rights Agreement and all other documents and agreements, in form and substance satisfactory to Administrative Agent and Requisite Lenders, pursuant to which the Subordinated Debt is issued, as such Subordinated Debt Documents may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, to the extent permitted under this Agreement.

            "Subordinated Indenture" means that certain Indenture dated as of November 15, 1996 by and among Borrower, as issuer, Holding, as guarantor and The Chase Manhattan Bank, as the trustee, and/or other agreements or documents pursuant to which the Subordinated Notes are issued, in form and substance reasonably satisfactory to Agents and Requisite Lenders.

            "Subordinated Notes" means the senior subordinated notes of each series issued by Borrower pursuant to the Subordinated Indenture.

            "Subscription Agreement" means that certain Management Stock Subscription Agreement dated the Closing Date between Holding and any or all of the management investors party thereto, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time, to the extent permitted herein.

            "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

            "Subsidiary Documents" means the Subsidiary Note, Subsidiary Mortgage and Subsidiary Security Agreement.

            "Subsidiary Mortgage" means any or all of the mortgages, deeds of trust or other security instruments now or hereafter granting Liens on any real property of Canadian Blue Bird in favor of Borrower, in form and substance satisfactory to Collateral Agent, as any such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted herein.

            "Subsidiary Note" means that certain promissory note dated April 15, 1992 executed by Canadian Blue Bird in favor of Borrower, in form and substance satisfactory to Collateral Agent, as such promissory note may be amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted herein.

            "Subsidiary Security Agreement" means that certain security agreement dated April 15, 1992 by and between Canadian Blue Bird and Borrower, in form and substance satisfactory to Collateral Agent, as such security agreement may be amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted herein.

            "Swing Line Commitment" means the commitment of Administrative Agent to make Swing Line Loans as set forth in subsection 2.2B.

            "Swing Line Loan" or "Swing Line Loans" means one or more of the loans (other than Working Capital Loans) made by Administrative Agent to Borrower pursuant to subsection 2.2B.

            "Swing Line Note" means the amended and restated promissory note of Borrower issued to Administrative Agent pursuant to subsection 2.3H and substantially in the form of Exhibit VII annexed hereto.

            "Syndication Agent" has the meaning assigned to that term in the introductory paragraph of this Agreement.

            "Tax Allocation Agreement" means that certain Income Taxes Agreement dated on or about October 27, 1995 by and between Borrower and BB Capital, as amended, supplemented or otherwise modified from time to time to the extent permitted under this Agreement.

            "Term Loan Commitment" or "Term Loan Commitments" means collectively, the Tranche A Term Loan Commitment and Tranche B Term Loan Commitment.

            "Term Loans" means, collectively, the Tranche A Term Loans and the Tranche B Term Loans.

            "Term Note" means an amended and restated promissory note of Borrower issued pursuant to subsection 2.3H and substantially in the form of
Exhibit IV annexed hereto.

            "Third Adjustment Requirements" shall mean the requirements that (i) the aggregate principal amount of Funded Debt of Holding and its Subsidiaries on a consolidated basis outstanding is less than $220,000,000 and (ii) the ratio of Funded Debt of Holding and its Subsidiaries on a consolidated basis to Consolidated EBITDA for the four consecutive Fiscal Quarter period ending on or immediately preceding the applicable date of determination is less than 3.0 to 1.0.

            "Total Utilization of Working Capital Loan Commitments" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Working Capital Loans, (ii) the aggregate principal amount of all outstanding Swing Line Loans and (iii) the Letter of Credit Usage.

            "Tranche A Term Loan Commitment" means the commitment of a Lender to convert its Pro Rata Share of Existing Term Loans to a Tranche A Term Loan and to make a Tranche A Term Loan to Borrower pursuant to subsection 2.1A(i), and "Tranche A Term Loan Commitments" means such commitments of all Lenders in the aggregate.

            "Tranche A Term Loan Exposure" means, with respect to any Lender as of any date of determination, the outstanding principal amount of the Tranche A Term Loan of that Lender.

            "Tranche A Term Loans" means the Loans converted and made by Lenders, as applicable, to Borrower pursuant to subsection 2.1A(i).

            "Tranche A Term Notes" means (i) the amended and restated promissory notes of Borrower issued pursuant to subsection 2.1D(i)(a) on the Restatement Effective Date and (ii) any promissory notes issued by Borrower pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Tranche A Term Loan Commitments or Tranche A Term Loans of any Lenders, in each case substantially in the form of Exhibit IV annexed hereto, as they may be amended, amended and restated, supplemented or otherwise modified from time to time.

            "Tranche B Term Loan Commitment" means the commitment of a Lender to make a Tranche B Term Loan to Borrower pursuant to subsection 2.1A(ii), and "Tranche B Term Loan Commitments" means such commitments of all Lenders in the aggregate.

            "Tranche B Term Loan Exposure" means, with respect to any Lender as of any date of determination, the outstanding principal amount of the Tranche B Term Loan of that Lender.

            "Tranche B Term Loans" means the Loans made by Lenders to Borrower pursuant to subsection 2.1A(ii).

            "Tranche B Term Notes" means (i) the promissory notes of Borrower issued pursuant to subsection 2.1D(i)(b) on the Restatement Effective Date and
(ii) any promissory notes issued by Borrower pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Tranche B Term Loan Commitments or Tranche B Term Loans of any Lenders, in each case substantially in the form of Exhibit V annexed hereto, as they may be amended, amended and restated, supplemented or otherwise modified from time to time.

            "Transaction Costs" means the fees, costs and expenses payable by Holding or Borrower pursuant hereto and other fees, costs and expenses payable by Holding or any of its Subsidiaries in connection with the Refinancing.

            "Vested Option Agreements" means those certain Vested Option Agreements between Holding and members of the Management Group, issued pursuant to the Management Stock Option Plan, as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted herein.

            "Working Capital Loan Commitment" or means the commitment of a Lender to make Working Capital Loans as set forth in subsection 2.2A, 2.2B and 2.9C, and "Work Capital Loan Commitments" means such commitments of all Lenders in the aggregate.

            "Working Capital Loans" means the Loans converted or made by Lenders to Borrower pursuant to subsection 2.2A, the fourth paragraph of subsection 2.2B and subsection 2.9C.

            "Working Capital Notes" means the promissory notes of Borrower issued pursuant to subsection 2.3H on the Restatement Effective Date and (ii) any promissory notes issued by Borrower pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Working Capital Loan Commitments or Working Capital Loans of any Lenders, in each case in substantially in the form of Exhibit VI annexed hereto, as the case may be amended, amended and restated, supplemented or otherwise modified from time to time.

            1.2   Accounting Terms; Utilization of GAAP

            For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered pursuant to subsection 5.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation; provided, that, compliance with covenants shall be tested in accordance with GAAP as in effect on the Restatement Effective Date; provided further, that for the purpose of testing compliance with the provisions of subsection 6.6, BB Capital shall be excluded from all calculations prepared on a consolidated basis for Holding and its Subsidiaries.

            1.3   References; Interpretation

            Any reference in this Agreement (i) to a Section, a Schedule or an
Exhibit is a reference to a section hereof, a schedule hereto or an exhibit hereto, respectively; and (ii) to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears. In this Agreement the singular includes the plural and the plural the singular; "hereof," "herein," "hereto," "hereunder" and the like means and refer to this Agreement as a whole and not merely to the specific section, paragraph or clause in which the respective word appears. Words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing such statute. References to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form. The words "including," "includes," and "include" shall be deemed to be followed by the words "without limitation." References to agreements and other contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements, assignments and other modifications thereto, but only to the extent such amendments, restatements, supplements, assignments, and other modifications are not prohibited by the terms of this Agreement. References to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons.

            SECTION 2. AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

            2.1   Term Loans

            A.    Term Loan Commitments.

                  (i) Tranche A Term Loans. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties herein set forth, each Lender hereby severally agrees to (i) convert the Existing Term Loans, if any, of such Lender, outstanding on the Restatement Effective Date to Tranche A Term Loans and to maintain such converted Existing Term Loans as Tranche A Term Loans under this Agreement and (ii) lend to Borrower on the Restatement Effective Date an amount equal to the remainder of (a) such Lender's Pro Rata Share of the aggregate Tranche A Term Loan Commitments minus (b) the aggregate amount of Existing Term Loans of such Lender converted into Tranche A Term Loans pursuant to clause (i) above. The original amount of each Lender's Tranche A Term Loan Commitment is set forth on Schedule 1.1C annexed hereto and the aggregate original amount of the Tranche A Term Loan Commitments is $100,000,000. Borrower may make only one borrowing under the Tranche A Term Loan Commitments and such borrowing shall be on the Restatement Effective Date. Amounts borrowed under this subsection 2.1A(i) and repaid may not be reborrowed.

                  (ii) Tranche B Term Loans. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties herein set forth, each Lender hereby severally agrees to lend to Borrower on the Restatement Effective Date an amount equal to such Lender's Pro Rata Share of the aggregate Tranche B Term Loan Commitments. The original amount of each Lender's Tranche B Term Loan Commitment is set forth on Schedule 1.1C annexed hereto and the aggregate original amount of the Tranche B Term Loan Commitments is $75,000,000. Borrower may make only one borrowing under the Tranche B Term Loan Commitments and such borrowing shall be on the Restatement Effective Date. Amounts borrowed under this subsection 2.1A(ii) and repaid may not be reborrowed.

            B. Notice of Borrowing. Borrower shall deliver to Administrative Agent a Notice of Borrowing with respect to borrowings under this subsection 2.1 no later than 11:00 A.M. (New York time) one (1) Business Day in advance of the proposed Funding Date. The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be the Restatement Effective Date), (ii) the amount and type of Loans requested, (iii) whether the Loans shall be Base Rate Loan or Eurodollar Rate Loan and (iv) the Interest Periods requested; provided, however that with respect to Loans to be made on the Restatement Effective Date, all such Loans shall be made and continued as Base Rate Loans for at least thirty (30) days after the Restatement Effective Date unless Administrative Agent otherwise consents in writing. Term Loans may be continued as Base Rate Loans or converted into Eurodollar Rate Loans in the manner provided in subsection 2.3D on and after the date thirty (30) days after the Restatement Effective Date unless Administrative Agent otherwise consents in writing to the earlier conversion date. In lieu of delivering the above described Notice of Borrowing, Borrower may give Administrative Agent telephonic notice by the required time of the proposed borrowing under this subsection 2.1; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to Administrative Agent on or prior to the Restatement Effective Date.

            Neither Administrative Agent nor any Lender shall incur any liability to Borrower in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Borrower or for otherwise acting in good faith under this subsection 2.1B, and upon funding of Loans by Lenders in accordance with this Agreement pursuant to any telephonic notice, Borrower shall have effected Loans hereunder.

            Except as provided in subsection 2.7D, a Notice of Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to make a borrowing in accordance therewith.

            C. Disbursement of Funds. Except to the extent necessary to give effect to the conversion of Existing Term Loans and Existing Working Capital Loans, all Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their Pro Rata Shares of the Commitments for the particular type of Loan requested, it being understood that no Lender shall be responsible for any default by any other Lender in that Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt of the Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof), Administrative Agent shall notify each Lender of the proposed borrowing. Each Lender shall make the amount of its Loans available to Administrative Agent, in same day funds, at the office of Administrative Agent located at One Bankers Trust Plaza, New York, New York (or at any other location designated in writing by Administrative Agent to Lenders) not later than 11:00 A.M. (New York time) on the Restatement Effective Date. Upon satisfaction or waiver of the conditions precedent specified in subsections 3.1 and 3.3, Administrative Agent shall make the proceeds of such Loans available to Borrower on the Restatement Effective Date by causing an amount of same day funds equal to the proceeds of all such Loans received by Administrative Agent at its office located at One Bankers Trust Plaza, New York, New York (or at any other location designated in writing by Administrative Agent to Lenders) to be credited to the account of Borrower at such office of Administrative Agent.

            Unless Administrative Agent shall have been notified by any Lender prior to the Restatement Effective Date that such Lender does not intend to make available to Administrative Agent such Lender's Loan requested on the Restatement Effective Date (which such notice, if so received by Administrative Agent, shall promptly be communicated to Borrower), Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on the Restatement Effective Date and Administrative Agent in its sole discretion may, but shall not be obligated to, make available to Borrower a corresponding amount on the Restatement Effective Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender and Administrative Agent makes such corresponding amount available to Borrower, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the Restatement Effective Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three (3) Business Days and thereafter at the Prime Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Borrower, and Borrower shall immediately pay such corresponding amount to Administrative Agent. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Tranche A Term Loan Commitment or its Tranche B Term Loan Commitment hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder.

            D. Scheduled Payments of Term Loans. Borrower shall make a principal payment (i) in the amount of the applicable Scheduled Tranche A Term Loan Repayment Amount upon the dates and in the amounts set forth in the definition of Scheduled Tranche A Term Loan Repayment Amount and (ii) in the amount of the applicable Scheduled Tranche B Term Loan Repayment Amount upon the dates and in the amounts set forth in the definition of Scheduled Tranche B Term Loan Repayment Amount; provided that the Tranche A Term Loans and all other amounts owed hereunder with respect to the Tranche A Term Loans shall be paid in full no later than the Expiry Date and the Tranche B Term Loans and all other amounts owed hereunder with respect to the Tranche B Term Loans shall be paid in full no later than the Final Maturity Date; provided, further, that if any payment under this subsection is stated to be due on a day that is not a Business Day, Borrower may, at Borrower's option and without limiting the provisions contained in subsection 2.5D, elect to make such payment on the immediately preceding Business Day.

            2.2   Working Capital Loans and Swing Line Loans

            A. Working Capital Loan Commitments. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower herein set forth, each Lender hereby severally agrees to
(i) convert the Existing Working Capital Loans, if any, made by such Lender and outstanding on the Restatement Effective Date and to maintain such Existing Working Capital Loans as Working Capital Loans under this Agreement and (ii) lend to Borrower from time to time during the period from the Restatement Effective Date to but excluding the Expiry Date Working Capital Loans in an aggregate amount equal to (a) such Lender's Pro Rata Share of the aggregate Working Capital Loan Commitments minus (b) the aggregate amount of converted Existing Working Capital Loans of such Lender converted pursuant to clause (i) above then outstanding. Each Lender's commitment to convert and make Working Capital Loans to Borrower pursuant to this subsection 2.2A is herein called its "Working Capital Loan Commitment" and such commitments of all Lenders in the aggregate are herein called the "Working Capital Loan Commitments". The original amount of each Lender's Working Capital Loan Commitment is set forth on Schedule 1.1C annexed hereto and the aggregate initial amount of the Working Capital Loan Commitments is $80,000,000. Each Lender's Working Capital Loan Commitment shall expire on the Expiry Date and all Working Capital Loans and all other amounts owed hereunder with respect to the Working Capital Loans shall be paid in full no later than that date; provided that each Lender's Working Capital Loan Commitment shall expire immediately and without further action on the Restatement Effective Date if the Tranche A Term Loans and Tranche B Term Loans are not made in the full amount of the Tranche A Term Loan Commitments and Tranche B Term Loan Commitments, respectively on that date. The amount of the Working Capital Loan Commitments shall be reduced by the amount of all reductions thereof made pursuant to subsections 2.5A, 2.5F and 2.5G through the date of determination. In no event shall the aggregate outstanding principal amount of the Working Capital Loans from any Lender (whether converted or made hereunder) at any time exceed its Working Capital Loan Commitment then in effect.

            Subject to subsection 2.7D and except to the extent necessary to give effect to the conversion of Existing Working Capital Loans, all Working Capital Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make Working Capital Loans hereunder nor shall the Working Capital Loan Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make Working Capital Loans hereunder.

            Notwithstanding the foregoing provisions of this subsection 2.2A and the provisions of subsection 2.2B, the extensions of credit under the Working Capital Loan Commitments shall be subject to the following limitations in the amounts and during the periods indicated:

            (i) For thirty (30) consecutive days, at any time, during each twelve (12) consecutive month period after the Restatement Effective Date the aggregate principal amount of outstanding Working Capital Loans and Swing Line Loans shall not exceed $15,000,000;

            (ii) The amount otherwise available for borrowing under the Working Capital Loan Commitments as of any time of determination (other than to reimburse Issuing Lender for the amount of any drawings under any Letters of Credit honored by Issuing Lender and not theretofore reimbursed by Borrower) shall be reduced by (a) Letter of Credit Usage as of such time of determination plus (b) the aggregate principal amount of all outstanding Swing Line Loans (other than Swing Line Loans being repaid with the proceeds of the Working Capital Loans being made) as of such time of determination;

            (iii) At no time shall the Total Utilization of Working Capital Loan Commitments exceed the aggregate Working Capital Loan Commitments then in effect;

            (iv) In no event shall any Lender's Pro Rata Share of the Total Utilization of Working Capital Loan Commitments as of any date of determination exceed its Working Capital Loan Commitment then in effect;

            (v) At no time shall the Total Utilization of Working Capital Loan Commitments exceed the then applicable Borrowing Base.

            Working Capital Loans borrowed by Borrower may be repaid and, to but excluding the Expiry Date, reborrowed. Each Working Capital Loan shall be repaid not later than thirty-five months after the date such advance was made. Working Capital Loans made on any Funding Date shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess of that amount; provided, that the amount of Eurodollar Rate Loans made on any Funding Date shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount.

            B. Swing Line Commitment. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower set forth herein, Administrative Agent hereby agrees to make a portion of the Working Capital Loan Commitments available to Borrower from time to time during the period after the Restatement Effective Date through but excluding the Expiry Date, in an aggregate principal amount of up to $10,000,000 by making Swing Line Loans to Borrower, notwithstanding the fact that such Swing Line Loans, together with Administrative Agent's Pro Rata Share of the Total Utilization of Working Capital Loan Commitments, may exceed Administrative Agent's Working Capital Loan Commitment. Administrative Agent's commitment to make Swing Line Loans to Borrower pursuant to this subsection 2.2B is hereby called its "Swing Line

Commitment." In no event shall the aggregate principal amount of Swing Line Loans outstanding at any time exceed the Swing Line Commitment. In no event shall the Swing Line Commitment exceed the Working Capital Loan Commitments and any reduction of the Working Capital Loan Commitments made pursuant to subsections 2.5A, 2.5F or 2.5G which reduces the Working Capital Loan Commitments below the then current amount of the Swing Line Commitment shall result in an automatic corresponding reduction of the Swing Line Commitment to the amount of the Working Capital Loan Commitments, as so reduced, without any further action on the part of Administrative Agent.

            Administrative Agent's Swing Line Commitment shall expire on the Expiry Date and all Swing Line Loans shall be paid in full no later than that date.

            Swing Line Loans borrowed by Borrower under this subsection 2.2B may be repaid and, to but excluding the Expiry Date, reborrowed. Each Swing Line Loan shall be repaid not later than thirty-five months after the date such advance was made. All Swing Line Loans shall be Base Rate Loans and bear interest as provided in subsection 2.3A. Swing Line Loans made on any Funding Date may be made in any amount, subject to the terms and conditions of this Agreement.

            Administrative Agent, at any time in its sole and absolute discretion may, on one (1) Business Day's notice, require each Lender, and each Lender hereby agrees, subject to subsection 2.2A(iv) and this subsection 2.2B, to make a Working Capital Loan (which shall initially be funded as a Base Rate
Loan) in an amount equal to such Lender's Pro Rata Share of the amount of the outstanding Swing Line Loans ("Refunded Swing Line Loans") with respect to which notice is given by Administrative Agent; provided, however, the obligation of each Lender to make any such Working Capital Loan is subject to the condition that (i) Administrative Agent believed in good faith that all conditions under
Section 3 to the making of such Swing Line Loan were satisfied at the time such Swing Line Loan was made, or (ii) such Lender shall have actual knowledge, by receipt of the statements required pursuant to subsection 5.1 of this Agreement or otherwise, that any such condition has not been satisfied but shall have failed to notify Administrative Agent in writing that it has no obligation to make Working Capital Loans until such condition has been satisfied (any such notice shall be effective as of the date of receipt by Administrative Agent), or
(iii) the satisfaction of any such condition not satisfied had been waived by Requisite Lenders prior to or at the time such Swing Line Loan was made. In the event that Working Capital Loans are made by Lenders under the immediately preceding sentence, each such Lender shall make the amount of its Working Capital Loan available to Administrative Agent, in same day funds, at the office of Administrative Agent located at One Bankers Trust Plaza, New York, New York (or at any other location designated in writing by Administrative Agent to Lenders), not later than 12:00 Noon (New York time) on the Business Day next succeeding the date such notice is given. The proceeds of such Working Capital Loans shall be immediately delivered to Administrative Agent (and not to Borrower) and applied to repay the Refunded Swing Line Loans. Borrower authorizes Administrative Agent to charge

Borrower's accounts with Administrative Agent (up to the amount available in each such account) in order to immediately pay Administrative Agent the amount of such Refunded Swing Line Loans to the extent amounts received from the Lenders are not sufficient to repay in full such Refunded Swing Line Loans; provided, however, that such action shall not prejudice any rights which Borrower may have against any Lender as a result of any default by that Lender hereunder. If any portion of any such amount paid to Administrative Agent should be recovered by or on behalf of Borrower from Administrative Agent in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by subsection 10.6. Subject to the proviso contained in the first sentence of this paragraph, each Lender's obligation to make the Working Capital Loans referred to in this paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Administrative Agent, Borrower or anyone else for any reason whatsoever; (ii) the occurrence or continuance of an Event of Default or a Potential Event of Default; (iii) any adverse change in the condition (financial or otherwise) or prospects of Borrower; (iv) any breach of this Agreement by Borrower or any other Lender; (v) the acceleration or maturity of any Loans or the termination of the Working Capital Loan Commitments after the making of any Swing Line Loan; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. A copy of each notice given by Administrative Agent to Lenders pursuant to this paragraph shall be promptly delivered by Administrative Agent to Borrower.

            In the event that Holding or any of its Subsidiaries has filed for protection under the Bankruptcy Code or otherwise if Administrative Agent requests and, in any event subject to satisfaction of the conditions set forth in the proviso to the first sentence of the preceding paragraph, each Lender shall acquire without recourse or warranty an undivided participation interest equal to such Lender's Pro Rata Share of any Swing Line Loan otherwise required to be repaid by such Lender pursuant to the preceding paragraph by paying to Administrative Agent on the date on which such Lender would otherwise have been required to make a Working Capital Loan in respect of such Swing Line Loan pursuant to the preceding paragraph, in immediately available funds, an amount equal to such Lender's Pro Rata Share of such Swing Line Loan, and no Working Capital Loans shall be made by such Lender pursuant to the preceding paragraph. If such amount is not in fact made available to Administrative Agent by a Lender on the date when Working Capital Loans would otherwise be required to be made pursuant to the preceding paragraph, Administrative Agent shall be entitled to recover such amount on demand from that Lender together with interest accrued from such date at the customary rate set by Administrative Agent for the correction of errors among banks for three (3) Business Days and thereafter at the rate of interest then applicable to Base Rate Loans. From and after the date on which any Lender purchases an undivided participation interest in a Swing Line Loan pursuant to this paragraph, Administrative Agent shall promptly distribute to such Lender such Lender's Pro Rata Share of all payments of principal and interest in respect of such Swing Line Loan.

            Upon the making of a Working Capital Loan by a Lender pursuant to this subsection 2.2B, Administrative Agent shall make such entries in the Register and Lenders shall make entries in their respective internal records as appropriate in accordance with subsection 2.3G to reflect the funding of such Working Capital Loan and the associated repayment of any Refunded Swing Line Loan.

            Notwithstanding anything herein to the contrary, Administrative Agent shall not be obligated to make any Swing Line Loans if it has elected in its sole discretion not to make Swing Line Loans and has notified Borrower in writing or by telephone of such election.

            C. Notice of Borrowing. Subject to subsection 2.2A and 2.2B, whenever Borrower desires to borrow under this subsection 2.2, it shall deliver to Administrative Agent a Notice of Borrowing no later than 11:00 A.M. (New York time) (i) one (1) Business Day in advance of the proposed Funding Date, in the case of a requested Base Rate Loan, (ii) three (3) Business Days in advance in the case of a requested Eurodollar Rate Loan, of the proposed Funding Date and
(iii) on the proposed Funding Date, in the case of a Swing Line Loan. The Notice of Borrowing shall specify (a) the proposed Funding Date (which shall be a Business Day), (b) the amount of the proposed Working Capital Loans and the amount of the proposed Swing Line Loans, (c) in the case of any Working Capital Loans requested to be made on or within thirty (30) days after the Restatement Effective Date, that such Working Capital Loans shall initially be Base Rate Loans, (d) in the case of Working Capital Loans requested to be made after the date thirty (30) days after the Restatement Effective Date, whether such Working Capital Loans are initially to consist of Base Rate Loans or Eurodollar Rate Loans or a combination thereof, (e) if such Working Capital Loans, or any portion thereof, are initially to be Eurodollar Rate Loans, the amounts thereof and the initial Interest Periods therefor, (f) that after giving effect to the proposed borrowing, the Total Utilization of Working Capital Loan Commitments will not exceed the aggregate Working Capital Loan Commitments in effect on the proposed Funding Date, (g) if a Swing Line Loan is requested, that the aggregate principal amount of outstanding Swing Line Loans will not exceed the Swing Line Commitment then in effect, and (h) after giving effect to the proposed borrowing, the Total Utilization of Working Capital Loan Commitments will not exceed the then applicable Borrowing Base.

            Working Capital Loans may be continued as or converted into Base Rate Loans and Eurodollar Rate Loans in the manner provided in subsection 2.3D; provided that unless Administrative Agent otherwise consents in writing, the Working Capital Loans made during the period from and including the Restatement Effective Date until the date thirty (30) days after the Restatement Effective Date may not be converted until thirty (30) days after the Restatement Effective Date. In lieu of delivering the above-described Notice of Borrowing, Borrower may give Administrative Agent telephonic notice by the required time of any proposed borrowing of Working Capital Loans under this subsection 2.2; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to

Administrative Agent on or prior to the Funding Date of the requested Working Capital Loans.

            Neither Administrative Agent nor any Lender shall incur any liability to Borrower in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Borrower or for otherwise acting in good faith under this subsection 2.2C and upon funding of Loans by Lenders in accordance with this Agreement pursuant to any such telephonic notice, Borrower shall have effected Loans hereunder.

            Except as provided in subsection 2.7D, a Notice of Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to make a borrowing in accordance therewith.

            D. Disbursement of Funds. Promptly after receipt of a Notice of Borrowing (or telephonic notice thereof), Administrative Agent shall notify Bankers of the proposed borrowing if the Loan to be made pursuant to such proposed borrowing will be a Swing Line Loan and, if the proposed borrowing will be a Working Capital Loan, Administrative Agent shall notify each Lender of the proposed borrowing. Each Lender shall make the amount of its Working Capital Loan available to Administrative Agent, in same day funds, at the office of Administrative Agent located at One Bankers Trust Plaza, New York, New York (or at any other location designated in writing by Administrative Agent to Lenders) not later than 12:00 Noon (New York time) on the Funding Date. Upon satisfaction or waiver of the conditions precedent specified in subsections 3.2 (in the case of Working Capital Loans made on the Restatement Effective Date) and 3.3 (in the case of all Working Capital Loans), Administrative Agent shall make the proceeds of such Loans available to Borrower on such Funding Date by causing an amount of same day funds equal to the proceeds of all such Loans received by Administrative Agent to be credited to the account of Borrower at such office of Administrative Agent.

            Unless Administrative Agent shall have been notified by any Lender prior to any Funding Date in respect of any Working Capital Loans that such Lender does not intend to make available to Administrative Agent such Lender's Working Capital Loan on such Funding Date (which such notice, if so received by Administrative Agent, shall promptly be communicated to Borrower), Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Funding Date and Administrative Agent in its sole discretion may, but shall not be obligated to, make available to Borrower a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender and Administrative Agent makes such corresponding amount available to Borrower, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to

Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three (3) Business Days and thereafter at the Prime Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Borrower, and Borrower shall immediately pay such corresponding amount to Administrative Agent. Nothing in this subsection 2.2D shall be deemed to relieve any Lender from its obligation to fulfill its Working Capital Loan Commitment hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder.

            2.3   Interest on the Loans

            A. Rate of Interest. Subject to the provisions of subsections 2.1B, 2.2C, 2.3E and 2.7H, each Tranche A Term Loan, Tranche B Term Loan and Working Capital Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Prime Rate or the Adjusted Eurodollar Rate. The applicable basis for determining the rate of interest shall be selected by Borrower initially at the time a Notice of Borrowing is given pursuant to subsection 2.1B or 2.2B, as applicable. The basis for determining the interest rate with respect to any Tranche A Term Loan, Tranche B Term Loan or Working Capital Loan may be changed from time to time pursuant to subsection 2.3D. If on any day a Tranche A Term Loan, Tranche B Term Loan or a Working Capital Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Prime Rate.

            The Loans shall bear interest through maturity as follows:

            (i) if a Base Rate Loan, then at a per annum rate equal to the sum of the Base Rate plus the Applicable Base Rate Margin;

            (ii) if a Eurodollar Rate Loan, then at a per annum rate equal to the sum of the Adjusted Eurodollar Rate plus the Applicable Eurodollar Rate Margin; and

            (iii) if a Swing Line Loan, then at a per annum rate equal to the sum of the Base Rate plus the Applicable Base Rate Margin minus the applicable rate payable with respect to commission fees pursuant to subsection 2.4A;

provided that, with respect to Working Capital Loans, Swing Line Loans and Tranche A Term Loans, the Applicable Eurodollar Rate Margin and the Applicable Base Rate Margin shall be decreased by the applicable Interest Rate Adjustment (if any) for the period commencing on the first day after which Borrower delivers a Compliance Certificate pursuant to subsection 5.1(v) with respect to financial statements delivered pursuant to subsection 5.1(ii) demonstrating that the applicable conditions for an Interest Rate Adjustment have been satisfied and ending on the day on which Borrower delivers a Compliance Certificate demonstrating that such conditions are no longer satisfied or on which Borrower is required to deliver a Compliance Certificate but fails to deliver such Compliance Certificate; provided further, notwithstanding anything to the contrary contained herein, in no event shall a Base Rate Loan bear interest at a per annum rate less than the Prime Rate or shall a Swing Line Loan bear interest at a per annum rate less than the Base Rate minus the then current rate of the commitment fee (as determined in accordance with subsection 2.4A).

            B. Interest Periods. In connection with each Eurodollar Rate Loan, Borrower shall elect an interest period (each an "Interest Period") to be applicable to such Loan, which Interest Period shall be either a one, two, three, six or, if available in the sole discretion of Lenders, a nine month period; provided that:

            (i) the initial Interest Period for any Loan shall commence on the Funding Date of such Loan;

            (ii) in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

            (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

            (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to part (v) below, end on the last Business Day of a calendar month;

            (v) no Interest Period with respect to any Term Loan or any Working Capital Loan shall extend beyond the scheduled maturity of such Loan;

            (vi) no Interest Period may extend beyond a date on which Borrower is required to make a scheduled payment of principal of the Loans unless the aggregate principal amount of Loans that are Base Rate Loans or that have Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on the Loans on such date;

            (vii) the Interest Period for a Loan that is converted pursuant to subsection 2.7D shall commence on the date of such conversion and shall expire on the date on which the Interest Period for the Loans of the other Lenders that were not converted expires; and

            (viii) there shall be no more than ten (10) Interest Periods relating to Eurodollar Rate Loans outstanding at any time; and

            (ix) no Eurodollar Rate Loan shall have an Interest Period of nine months unless each Lender shall agree to permit such Interest Period; provided that a Lender's funding a Eurodollar Rate Loan subsequent to receipt by such Lender of a Notice of Borrowing indicating that the applicable Eurodollar Rate Loan shall have an Interest Period of nine months shall be conclusive evidence of such Lender's agreement.

            C. Interest Payments. Subject to subsection 2.3E, interest shall be payable on the Loans as follows:

            (i) interest on each Base Rate Loan shall be payable in arrears on and to (but not including) each January 31, April 30, July 31 and October 31, commencing with January 31, 1997, upon any prepayment of any such Loan other than pursuant to subsection 2.5A(i) (to the extent accrued on the amount being prepaid) and at maturity; provided that in the event any Swing Line Loans or any Working Capital Loans that are Base Rate Loans are prepaid pursuant to subsection 2.5A(i), interest accrued on such Swing Line Loans or Working Capital Loans through the date of such prepayment shall be payable on the next succeeding Interest Payment Date applicable to Base Rate Loans (or, if earlier, at final maturity); and

            (ii) interest on each Eurodollar Rate Loan shall be payable in arrears on and to (but not including) each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity.

            D. Conversion or Continuation. Subject to the provisions of subsection 2.7, Borrower shall have the option to (i) convert at any time all or any part of (a) outstanding Loans which are Base Rate Loans equal to $5,000,000 and integral multiples of $1,000,000 in excess of that amount and (b) outstanding Eurodollar Rate Loans equal to $1,000,000 and integral multiples of $500,000 in excess thereof, from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis, or (ii) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $5,000,000 and integral multiples of $1,000,000 in excess of that amount as a Eurodollar Rate Loan and the succeeding Interest Period(s) of such continued Loan shall commence on the last day of the Interest Period of the Loan to be continued; provided, however, Eurodollar Rate Loans may only be converted into Loans bearing interest determined by reference to an alternative basis on the expiration date of an Interest Period applicable thereto; and provided, further, that no outstanding Loan may be continued as, or be converted into, a Eurodollar Rate Loan when any Event of Default or Potential Event of Default has occurred and is continuing; provided further that the Loans made on the Restatement Effective Date may not be converted prior to thirty (30) days after the Restatement Effective Date, unless Administrative Agent otherwise consents in writing and; provided further that, subject to the provisions of subsection 2.7, no outstanding Loan may be converted into a Base Rate Loan during the period from December 15 of any year to, and including, January 15 of the immediately succeeding year except any Base Rate Loan made pursuant to subsections 2.2B and 2.9C.

            Borrower shall deliver a Notice of Conversion/Continuation to Administrative Agent no later than 12:00 Noon (New York time) at least one (1) Business Day in advance of the proposed conversion/continuation date (in the case of a conversion to a Base Rate Loan), and at least three (3) Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). A Notice of Conversion/Continuation shall certify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount of the Loan to be converted/continued, (iii) the nature of the proposed conversion/continuation,
(iv) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, the requested Interest Period, and (v) that no Potential Event of Default or Event of Default has occurred and is continuing or would result from the proposed conversion/continuation. In lieu of delivering the above-described Notice of Conversion/Continuation, Borrower may give Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.3D; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to Administrative Agent on or before the proposed conversion/continuation date.

            Neither Administrative Agent nor any Lender shall incur any liability to Borrower in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Borrower or for otherwise acting in good faith under this subsection 2.3D and upon conversion/continuation by Administrative Agent in accordance with this Agreement, pursuant to any telephonic notice Borrower shall have effected such conversion or continuation as the case may be, hereunder.

            Except as provided in subsection 2.7D, a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to convert or continue in accordance therewith.

            E. Default Rate; Post Maturity Interest. Upon the occurrence of an Event of Default, the interest rate payable by Borrower with respect to principal of Loans and, to the extent permitted by law, interest payments thereon not paid when due, shall be increased, effective from and after the date of occurrence of such Event of Default, to a rate that is two percent (2%) per annum in excess of the rate otherwise payable under this Agreement (or, in the case of fees and other amounts due hereunder, at the Prime Rate plus 3.50%); provided that, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective, such Eurodollar Rate Loans shall thereupon become Base Rate Loans and thereafter bear interest payable upon demand at a rate which is two percent (2%) per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans. The rate provided in this subsection 2.3E shall be reduced by two percent (2%) per annum to the rate otherwise payable under this Agreement effective upon the cure pursuant to the terms of this Agreement of all Events of Default giving rise to the increase provided herein. No waiver of any Event of Default and no amendment to this Agreement shall operate as a cure of any Event of Default unless expressly stated in writing in such waiver or amendment. The payment or acceptance of the increased rate provided by this subsection 2.3E shall not constitute a waiver of any Event of Default or an amendment to this Agreement or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

            F. Computation of Interest. Interest on the Loans shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, shall be included; and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan, or with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

            G.    Register.

                  (i) Administrative Agent shall maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders (including the Working Capital Loan Commitments), the Loans made by each of the Lenders (including the Working Capital Loans) and each repayment in respect of the principal amount of the Loans of each Lender. Any such recordation shall be conclusive and binding, absent manifest error.

                  (ii) Each Lender will record on its internal records the amount of each Loan made by it and each payment in respect thereof. Failure to make any such recordation, or any error in such recordation, shall not affect the Obligations of Borrower in respect of such Loans. Any such recordation shall be conclusive and binding, absent manifest error; provided, that in the event of any discrepancy between the Register and a Lender's internal records, the Register shall be conclusive and binding absent manifest error.

            H. Note Option. Any Lender or Administrative Agent may, by notice to Administrative Agent and Borrower, request that all or part of the principal amount of the Borrower's Obligations to such Lender or Administrative Agent in respect of Term Loans and/or Working Capital Loan Commitments and/or Swing Line Commitment hereunder be evidenced by a Term Note and/or a Working Capital Note and/or a Swing Line Note, as applicable. Within three (3) Business Days of Borrower's receipt of such notice, Borrower shall execute and deliver to Administrative Agent for delivery to the appropriate Lender or Administrative Agent a Note or Notes in the principal amount(s) specified in such notice, payable to the notifying Lender or Administrative Agent or, if so specified in such notice, any Person who is an assignee of such Lender or Administrative Agent pursuant to subsection 10.2 hereof.

            2.4   Fees

            A. Commitment Fee. Borrower agrees to pay to Administrative Agent, for distribution to each Lender in proportion to that Lender's Pro Rata Share of the Working Capital Loan Commitments, commitment fees for the period from and including the Restatement Effective Date to but excluding the Expiry Date equal to the average of the daily unused portion of the Commitments multiplied by .50% per annum, such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable in arrears on and to (but not including) each January 31, April 30, July 31 and October 31, commencing on the first such date to occur after the Restatement Effective Date, and upon the termination of the Commitments; provided that the applicable rate set forth above shall be decreased by .125% per annum for the period commencing on the day after Borrower delivers a Compliance Certificate pursuant to subsection 5.1(v) with respect to financial statements delivered pursuant to subsection 5.1(ii) demonstrating that the Second Adjustment Requirements are satisfied and ending on the day on which Borrower delivers a Compliance Certificate demonstrating that such conditions are no longer satisfied or on which Borrower is required to deliver a Compliance Certificate but fails to deliver such Compliance Certificate. Anything contained in this Agreement to the contrary notwithstanding, for purposes of calculating the commitment fees payable by Borrower pursuant to this subsection 2.4A, the "unused portion of the Commitments", as of any date of determination, shall be an amount equal to the aggregate amount of Commitments as of such date minus the aggregate principal amount of all outstanding Loans (excluding Swing Line Loans) on such date, and the unused portion of the Commitments shall not be reduced by reason of outstanding Swing Line Loans, the issuance of Letters of Credit or by any limitation of the amount available for borrowing thereunder set forth in the numbered paragraphs of subsection 2.2A.

            B. Other Fees. Borrower agrees to pay to Bankers, MLCC and Merrill Lynch, for their respective accounts, the fees set forth, and upon the terms set forth, in the letter regarding fees dated October 8, 1996 among Borrower, Holding, Bankers, MLCC and Merrill Lynch.

            2.5   Prepayments and Payments; Reductions in Commitments

            A.    Prepayments.

            (i) Voluntary Prepayments of Loans. Borrower may, upon not less than three (3) Business Days' prior written or telephonic notice confirmed in writing to Administrative Agent (which notice Administrative Agent will promptly transmit by telegram, telex or telephone to each Lender, any such telephonic notice to be promptly confirmed by Administrative Agent in writing) specifying the Loan or Loans to which such prepayment is to be applied, at any time and from time to time prepay Term Loans in whole or in part in an aggregate minimum amount of $1,000,000 and integral multiples of $1,000,000 in excess of that amount or, if such amount is less than $1,000,000, in the then remaining amount of the Term Loans, and prepay Working Capital Loans in an aggregate minimum amount of $500,000 and integral multiples of $500,000 in excess of that amount or, if such amount is less than $500,000, in the then remaining amount of the Working Capital Loans; provided, however, that a Eurodollar Rate Loan may only be prepaid on the expiration date of the Interest Period applicable thereto. If the notice of prepayment does not specify how such prepayment shall be applied, it shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, as determined by Administrative Agent. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date. Voluntary prepayments of Term Loans shall be applied as provided in subsection 2.5A(iii).

            (ii) Mandatory Prepayments. Borrower shall make the following prepayments, as applicable:

                  (a) Prepayments from Asset Sales. Upon receipt by Holding or any of its Subsidiaries of Cash Proceeds from Asset Sales in excess of $1,000,000 in the aggregate, measured on a cumulative basis from the Restatement Effective Date, Borrower shall prepay the Loans in an amount equal to Estimated Net Cash Proceeds of such Asset Sales on the date of the receipt of Cash Proceeds of Asset Sale which causes the aggregate Cash Proceeds from Asset Sales to equal or exceed $1,000,000 in the manner specified in subsection 2.5A(iii) and, on the 30th day after receipt of such Cash Proceeds, Borrower shall make an additional prepayment of the Loans in the manner specified in subsection 2.5A(iii) in an amount equal to the excess, if any, of Net Cash Proceeds of Asset Sale over Estimated Net Cash Proceeds of such Asset Sale; and, within one (1) Business Day of the receipt of any cash payment on any note constituting Net Cash Proceeds of Asset Sale, Borrower shall prepay the Loans in the manner specified in subsection 2.5A(iii) in an amount equal to such additional Net Cash Proceeds of Asset Sale; provided that, nothing in this subsection 2.5A(ii)(a) shall be construed to permit any such sale, financing or other disposition other than as otherwise expressly permitted by this Agreement unless otherwise approved by Requisite Lenders in writing; provided further that, concurrently with the making of any prepayment pursuant to this subsection 2.5A(ii)(a), Borrower shall deliver an Officers' Certificate demonstrating the derivation of Net Cash Proceeds of Asset Sale from the gross sales price of any correlative Asset Sale. Notwithstanding anything to the contrary contained in this subsection 2.5A(ii)(a), but provided that no Event of Default or Potential Event of Default has occurred and is continuing, in the event any prepayment pursuant to this subsection, which is applied in accordance with the provisions of subsection 2.5A(iii), would result in the incurrence by Borrower of liability pursuant to subsection 2.7E(ii), Borrower shall be permitted to retain and shall not be required to make a prepayment in respect of that portion of the Cash Proceeds from Asset Sales which would result in the incurrence of such liability; provided, however, that Borrower shall, on the last day of each subsequent Interest Period, make prepayments, in an aggregate amount not to exceed the aggregate amount of Cash Proceeds from Asset Sales retained by Borrower pursuant to this sentence, to the extent such prepayments do not result in the incurrence of liability pursuant to subsection 2.7E(ii).

                  In the event that Holding or the applicable Subsidiary
            reasonably expects the proceeds of a sale of equipment of Holding or such Subsidiary to be reinvested within 180 days from the receipt of Cash Proceeds in similar productive assets used or useable in the business of Holding or such Subsidiary, then Borrower shall either
            (y) deliver cash in an amount equal to the Estimated Net Cash Proceeds of such sale or the portion thereof expected to be reinvested to Administrative Agent to be held by Administrative Agent as collateral in accordance with the terms of this paragraph or (z) prepay Working Capital Loans and reduce the Working Capital Loan Commitments in accordance with the terms of the immediately succeeding paragraph. Upon Borrower's request and provided that no Event of Default has occurred and is continuing, Administrative Agent shall release such proceeds or a portion thereof to Borrower for reinvestment as described above. In the event Borrower fails to reinvest such Cash Proceeds on or prior to the end of the applicable 180-day period, Administrative Agent shall apply such amount as a prepayment pursuant to this subsection 2.5A(ii)(a) and it shall be applied in the order set forth in subsection 2.5A(iii).

                  In the event that Borrower elects to prepay Working Capital
            Loans in accordance with clause (z) of the immediately preceding paragraph, Borrower shall prepay Working Capital Loans and reduce the Working Capital Loan Commitments by the amount of the Estimated Net Cash Proceeds of such sale or the portion thereof expected to be reinvested; provided, that upon reinvestment in accordance with the terms of the immediately preceding paragraph, the reduction in the Working Capital Loan Commitment shall be decreased by the amount of such reinvestment. In the event Borrower fails to reinvest all of such Cash Proceeds in accordance with the terms of the immediately preceding paragraph on or prior to the end of the applicable 180-day period, the reduction in Working Capital Loan Commitments in the aggregate amount of such Cash Proceeds not reinvested shall automatically be permanent and final.

                  (b) Prepayments from Issuance or Sale of Equity or Debt
            Securities. Upon the receipt by Holding or any of its Subsidiaries of Cash Proceeds of any issuance or sale of equity or debt securities (other than the Subordinated Notes issued on the Restatement Effective Date or debt securities issued in connection with purchase money Indebtedness permitted under subsection 6.1(iii)(z) or sales of Holding Common Stock in the ordinary course of business to members of management of Borrower) of Holding or any of its Subsidiaries, Borrower shall make prepayments of the Loans, in the manner specified in subsection 2.5A(iii), in an aggregate amount equal to Borrower's reasonable estimate of the aggregate amount of such Cash Proceeds, net of customary costs of sale and issuance actually incurred by Holding or the applicable Subsidiary, consisting of legal, accounting and investment banking fees, underwriters discount and commissions, registration expenses and similar expenses and, on the 60th day after the receipt of such Cash Proceeds shall make an additional prepayment in an amount equal to the excess, if any, of such Cash Proceeds over the amount of such estimated Cash Proceeds; provided, that concurrently with the making of any prepayment pursuant to this subsection, Borrower shall deliver an Officers' Certificate demonstrating the derivation of the net Cash Proceeds from the gross Cash Proceeds of any such issuance or sale; provided, further, that nothing in this subsection shall be construed to permit any such issuance or sale of debt or equity securities other than as expressly permitted by this Agreement unless otherwise approved by Administrative Agent and Requisite Lenders in writing.

                  (c) Prepayments from Consolidated Excess Cash Flow. No later than sixty-five (65) days after the end of each Fiscal Year, Borrower shall prepay the Loans in an amount equal to 75% of the Consolidated Excess Cash Flow for such Fiscal Year in the manner specified in subsection 2.5A(iii).

                  (d) Prepayments due to Pension Plan Reversion. Upon the return to Holding or any of its Subsidiaries of any surplus assets of any Pension Plan, Borrower shall prepay the Loans in an amount equal to the value of such returned surplus assets net of transaction costs (including taxes payable thereon) incurred in obtaining such return in the manner specified in subsection 2.5A(iii); provided, however, that Borrower shall have no obligation to seek the return of any such surplus assets.

                  (e) Prepayments due to Limitation on Working Capital Loan
            Commitments. Borrower shall make prepayments of Working Capital Loans necessary to give effect to the limitations set forth in subsection 2.2A.

            (iii)       Application of Prepayments.

                  (a) Application by Type of Loans. All prepayments shall
            include payment of accrued interest on the principal amount so prepaid and shall be applied to the payment of interest before application to principal. With respect to different Loans being prepaid separately, any prepayment shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans. Voluntary prepayments pursuant to subsection 2.5A(i) shall be applied (i) first, to the next scheduled principal payment of the tranche A Term Loans and Tranche B Term Loans, pro rata based on the applicable Scheduled Tranche A Term Loan Repayment Amount and Scheduled Tranche B Term Loan Repayment Amount, and (ii) to the extent of any amount in excess of the amount applied pursuant to clause (i), to the Tranche A Term Loans and Tranche B Term Loans (pro rata based on the respective aggregate principal amounts of the Tranche A Term Loans and Tranche B Term Loans) in order to reduce the then remaining Scheduled Tranche A Term Loan Repayment Amounts and Scheduled Tranche B Term Loan Repayment Amounts, as applicable, in inverse order of maturity. Mandatory prepayments required pursuant to subsections 2.5A(ii)(a), (b), (c), and (d) shall be applied first against the Term Loans in accordance with subsection 2.5A(iii)(b) and second to permanently prepay and reduce the Working Capital Commitments; provided, however, that, with respect to prepayments pursuant to subsection 2.5A(ii)(a), if the Borrowing Base is reduced by the applicable Asset Sale, Borrower may, at its option, permanently reduce the Working Capital Loan Commitment in any amount up to the amount of the reduction in the Borrowing Base (and make any prepayments required pursuant to subsection 2.5A(ii)(e) in connection therewith) and shall not be required to prepay the Term Loans to the amount of such Working Capital Loan Commitment reduction.

                  (b) Application of Prepayments of Term Loans to Tranche A Term
            Loans and Tranche B Term Loans. Any mandatory prepayments of the Term Loans pursuant to subsection 2.5A(ii) shall be applied to prepay the Tranche A Term Loans and the Tranche B Term Loans on a pro rata basis in accordance with the respective outstanding principal amounts thereof; provided that, in the case of any such mandatory prepayment of the Tranche B Term Loans with respect to which Borrower has given Administrative Agent written notification, at least one Business Day prior to Administrative Agent's receipt of such mandatory prepayment, that Borrower has elected to give Lenders with Tranche B Term Loans the option to waive their rights to receive such prepayment (a "Waivable Mandatory Prepayment"), Administrative Agent shall, upon receipt of such Waivable Mandatory Prepayment, notify each Lender of such receipt and of the amount of such Waivable Mandatory Prepayment to be applied to such Lender's Tranche B Term Loan and of the designation of such Waivable Mandatory Prepayment as such by Borrower; provided, further that Borrower shall use its reasonable efforts to notify Lenders of such Waivable Mandatory Prepayment three Business Days prior to the payment to Administrative Agent of such Waivable Mandatory Prepayment (it being understood that Borrower shall have no liability for failing to so notify Lenders). In the event any Lender desires to waive such Lender's right to receive such Waivable Mandatory Prepayment in whole or in part, (A) such Lender shall so advise Administrative Agent in writing no later than the close of business on the Business Day immediately following the date such notice is delivered and such Lender shall specify in writing the amount of such Waivable Mandatory Prepayment waived by such Lender and (B) upon receipt of such written advice from such Lender, Administrative Agent shall (I) apply 75% of the amount so waived by such Lender to prepay the Tranche A Term Loans and to reduce the unpaid Scheduled Tranche A Term Loan Repayment Amounts on a pro rata basis and (II) return the remainder of the amount so waived by such Lender to Borrower. If any Lender does not reply to Administrative Agent by the close of business on the Business Day immediately following delivery of such notice, such Lender will be deemed not to have waived any part of such repayment and if any Lender does not specify the amount to be waived, it will be deemed to have accepted 100% of its Waivable Mandatory Prepayment. Any mandatory prepayments applied to the Tranche A Term Loans or the Tranche B Term Loans in accordance with the provisions of this subsection 2.4A(iii)(b) shall be applied to reduce the then remaining Scheduled Tranche A Term Loan Repayment Amounts or Scheduled Tranche B Term Loan Repayment Amounts, as the case may be, in inverse order.

            B. Manner and Time of Payment. All payments of principal, interest and fees hereunder and under the Notes by Borrower shall be made without defense, set-off or counterclaim and in same day funds and delivered to Administrative Agent not later than 12:00 Noon (New York time) on the date due at its office located at One Bankers Trust Plaza, New York, New York for the account of Lenders; funds received by Administrative Agent after that time shall be deemed to have been paid by Borrower on the next succeeding Business Day. Borrower hereby authorizes Administrative Agent to charge its account with Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest and fees due hereunder (subject to sufficient funds being available in its account for that purpose).

            C. Apportionment of Payments. Aggregate principal and interest payments shall be apportioned among all outstanding Loans to which such payments relate, and such payments shall be apportioned ratably to Lenders, proportionately to Lenders' respective Pro Rata Shares. Administrative Agent shall promptly distribute to each Lender at its primary address set forth below its name on the appropriate signature page hereof or such other address as any Lender may request its share of all such payments received by Administrative Agent and the commitment fees of such Lender when received by Administrative Agent pursuant to subsection 2.4A. Any payments received by Administrative Agent by 12:00 Noon (New York time) on the applicable payment date and not distributed to Lenders on such payment date shall bear interest, payable by Administrative Agent, at the federal funds effecive rate, until such payment is distributed to Lenders as provided in this subsection. Notwithstanding the foregoing provisions of this subsection 2.5C if, pursuant to the provisions of subsection 2.7D, any Notice of Borrowing or Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

            D. Payments on Non-Business Days. Subject to the provisions of subsection 2.1D, whenever any payment to be made hereunder or under the Notes shall be stated to be due on a day that is not a Business Day, the payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or under the Notes or of the commitment and other fees hereunder, as the case may be; provided, however, that if the day on which payment relating to a Eurodollar Rate Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in that month, then the due date thereof shall be the next preceding Business Day.

            E. Notation of Payment. Each Lender agrees that before disposing of any Note held by it, or any part thereof (other than by granting participations therein), that Lender will make a notation thereon of all Loans and principal payments previously made thereon and of the date to which interest thereon has been paid and will notify Borrower and Administrative Agent of the name and address of the transferee of that Note; provided that the failure to make (or any error in the making of) a notation of any Loan made under such Notes or to notify Borrower and Administrative Agent of the name and address of such transferee shall not limit or otherwise affect the obligation of any Loan Party hereunder or under such Notes with respect to any Loan and payments of principal or interest on any such Note.

            F. Voluntary Reductions of Working Capital Loan Commitments. Borrower shall have the right, at any time and from time to time, to terminate in whole or permanently reduce in part, without premium or penalty, the Working Capital Loan Commitments in an amount up to the amount by which the Working Capital Loan Commitments exceed the Total Utilization of Working Capital Loan Commitments. Borrower shall give not less than three (3) Business Days' prior written notice to Administrative Agent designating the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction. Promptly after receipt of a notice of such termination or partial reduction, Administrative Agent shall notify each Lender of the proposed termination or reduction. Such termination or partial reduction of the Working Capital Loan Commitments, as the case may be, shall be effective on the date specified in Borrower's notice and shall reduce the relevant Working Capital Loan Commitment of each Lender proportionately to its Pro Rata Share. Any such partial reduction of the Working Capital Loan Commitments shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $1,000,000 in excess of that amount unless the remaining amount of such Commitments is less than $1,000,000 in which case such reduction shall be in the amount of the then remaining Commitments.

            G.    Mandatory Reductions of Working Capital Loan Commitments.

                  The Working Capital Loan Commitments shall be automatically and permanently reduced on the date of any prepayment of the Working Capital Loans pursuant to subsections 2.5(A)(ii)(a), (b), (c) or (d) by an amount equal to the amount of such prepayment. In the event that Borrower has received proceeds or earned income which is not required to be used to prepay Working Capital Loans pursuant to subsections 2.5A(ii)(a), (b), (c) or (d) because none or an insufficient amount of Working Capital Loans are then outstanding, then the Working Capital Loan Commitments shall be reduced by an amount equal to the amount of Working Capital Loans which would have been required to be prepaid if the Working Capital Loans outstanding at such time were equal to the Working Capital Loan Commitments; provided, that if, pursuant to the terms of this subsection, Borrower is required to reduce the Working Capital Loan Commitments to a level below the aggregate amount which is or may become available for drawing under all Letters of Credit then outstanding, Borrower shall instead deposit an amount equal to the amount by which the amount available for drawing would exceed the Working Capital Loan Commitments, if it were so reduced, as collateral for obligations that may become due with respect to the outstanding Letters of Credit.

            2.6   Use of Proceeds

            A. Term Loans. The proceeds of the Term Loans shall be applied by Borrower, together with other funds, to consummate the Purchase, to fund the Distribution and to pay Transaction Costs.

            B. Working Capital Loans. The proceeds of the Working Capital Loans shall be applied by Borrower for the general corporate purposes of Borrower, which may include the reimbursement of Issuing Lender of any amounts drawn under any Letter of Credit as provided in subsection 2.9C and payment of certain Transaction Costs.

            C. Letters of Credit. The Letters of Credit shall be issued for the purposes set forth in the definitions of Commercial Letter of Credit and Standby Letter of Credit and such other general corporate purposes as may, in any instance, be approved by Administrative Agent and Requisite Lenders.

            D. Margin Regulations. No portion of the proceeds of any borrowing under this Agreement shall be used by Borrower to purchase or carry any Margin Stock in any manner that might cause the borrowing or the application of such proceeds to violate Regulation G, Regulation U, Regulation T, or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of the Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

            2.7   Special Provisions Governing Eurodollar Rate Loans

            Notwithstanding any other provision of this Agreement, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

            A. Determination of Interest Rate. As soon as practicable after 10:00 A.M. (New York time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower and each Lender.

            B. Substituted Rate of Borrowing. If on any Interest Rate Determination Date any Lender (including Administrative Agent) shall have determined (which determination shall be final and conclusive and binding upon all parties but, with respect to the following clauses (i) and (ii)(b), shall be made only after consultation with Borrower and Administrative Agent) that:

            (i) by reason of any changes arising after the date of this Agreement affecting the Eurodollar market or affecting the position of that Lender in such market, adequate and fair means do not exist for ascertaining the applicable interest rate by reference to the Eurodollar Rate with respect to the Eurodollar Rate Loans as to which an interest rate determination is then being made; or

            (ii) by reason of (a) any change after the date hereof in any applicable law or governmental rule, regulation or order (or any interpretation thereof and including the introduction of any new law or governmental rule, regulation or order) or (b) other circumstances affecting that Lender or the Eurodollar market or the position of that Lender in such market (such as for example, but not limited to, official reserve requirements required by Regulation D to the extent not given effect in the Eurodollar Rate), the Eurodollar Rate shall not represent the effective pricing to that Lender for Dollar deposits of comparable amounts for the relevant period;

then, and in any such event, that Lender shall be an Affected Lender and it shall promptly (and in any event as soon as possible after being notified of a borrowing, conversion or continuation) give notice (by telephone confirmed in writing) to Borrower and Administrative Agent (which notice Administrative Agent shall promptly transmit to each other Lender) of such determination. Thereafter, Borrower shall pay to the Affected Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as the Affected Lender in its sole discretion shall determine) as shall be required to cause the Affected Lender to receive interest with respect to its Eurodollar Rate Loans for the Interest Period following that Interest Rate Determination Date at a rate per annum equal to the Applicable Eurodollar Rate Margin in excess of the effective pricing to the Affected Lender for Dollar deposits to make or maintain its Eurodollar Rate Loans. A certificate as to additional amounts owed the Affected Lender, showing in reasonable detail the basis for the calculation thereof, submitted in good faith to Borrower and Administrative Agent by the Affected Lender shall, absent manifest error, be final and conclusive and binding upon all of the parties hereto.

            C. Required Termination and Prepayment. If on any date any Lender shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties) that the making or continuation of its Eurodollar Rate Loans has become unlawful or impossible by compliance by that Lender in good faith with any law, governmental rule, regulation or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, and in any such event, that Lender shall be an Affected Lender and it shall promptly give notice (by telephone confirmed in writing) to Borrower and Administrative Agent (which notice Administrative Agent shall promptly transmit to each Lender) of that determination.
Subject to the prior withdrawal of a Notice of Borrowing or a Notice of Conversion/Continuation or prepayment of the Eurodollar Rate Loans of the Affected Lender as contemplated by the following subsection 2.7D, the obligation of the Affected Lender to make or maintain its Eurodollar Rate Loans during any such period shall be terminated at the earlier of the termination of the Interest Period then in effect or when required by law and Borrower shall no later than the termination of the Interest Period in effect at the time any such determination pursuant to this subsection 2.7C is made or, earlier, when required by law, repay or prepay the Eurodollar Rate Loans of the Affected Lender, together with all interest accrued thereon.

            D. Options of Borrower. In lieu of paying an Affected Lender such additional moneys as are required by subsection 2.7B or the prepayment of an Affected Lender required by subsection 2.7C, Borrower may exercise any one of the following options:

            (i) If the determination by an Affected Lender relates only to Eurodollar Rate Loans then being requested by Borrower pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, Borrower may by giving notice (by telephone confirmed in writing) to Administrative Agent (who shall promptly give similar notice to each Lender) no later than the date immediately prior to the date on which such Eurodollar Rate Loans are to be made, withdraw that Notice of Borrowing or Notice of Conversion/Continuation and the Eurodollar Rate Loans then being requested shall be made by Lenders as Base Rate Loans; or

            (ii) Upon written notice to Administrative Agent and each Lender, Borrower may terminate the obligations of Lenders to make or maintain Loans as, and to convert Loans into, Eurodollar Rate Loans and in such event, Borrower shall, prior to the time any payment pursuant to subsection 2.7C is required to be made or, if the provisions of subsection 2.7B are applicable, at the end of the then current Interest Period, convert all of the Eurodollar Rate Loans into Base Rate Loans in the manner contemplated by subsection 2.3D but without satisfying the advance notice requirements therein; or

            (iii) Borrower may give notice (by telephone confirmed in writing) to the Affected Lender and Administrative Agent (who shall promptly give similar notice to each Lender) and require the Affected Lender to make the Eurodollar Rate Loan then being requested as a Base Rate Loan or to continue to maintain its outstanding Base Rate Loan then the subject of a Notice of Conversion/Continuation as a Base Rate Loan or to convert its Eurodollar Rate Loans then outstanding that are so affected into Base Rate Loans at the end of the then current Interest Period (or at such earlier time as prepayment is otherwise required to be made pursuant to subsection 2.7C) in the manner contemplated by subsection 2.3D but without satisfying the advance notice requirements therein, that notice to pertain only to the Loans of the Affected Lender and to have no effect on the obligations of the other Lenders to make or maintain Eurodollar Rate Loans or to convert Base Rate Loans into Eurodollar Rate Loans.

            E. Compensation. Borrower shall compensate each Lender, upon written request by that Lender (which request shall set forth in reasonable detail the basis for requesting such amounts and which shall, absent manifest error, be conclusive and binding upon all parties hereto), for all reasonable losses, expenses and liabilities (including, without limitation, any loss (including interest paid) sustained by that Lender in connection with the re-employment of such funds), that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Borrowing, a Notice of Conversion/Continuation or a telephonic request for borrowing or conversion/continuation or a successive Interest Period does not commence after notice therefor is given pursuant to subsection 2.3D, (ii) if any prepayment of any of its Eurodollar Rate Loans occurs on a date that is not the last day of an Interest Period applicable to that Loan, (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Borrower, or (iv) as a consequence of any other default by Borrower to repay its Eurodollar Rate Loans when required by the terms of this Agreement.

            F. Quotation of Eurodollar Rate. Anything herein to the contrary notwithstanding, if on any Interest Rate Determination Date Administrative Agent is as a matter of general practice not quoting rates to first class banks in the Eurodollar market for the offering of Dollars for deposit with maturities comparable to the Interest Period and in amounts comparable to the Eurodollar Rate Loans requested, Administrative Agent shall give Borrower and each Lender prompt notice thereof and the Loans requested shall be made as Base Rate Loans.

            G. Booking of Eurodollar Rate Loans. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of, any of its branch offices or the office of an Affiliate of that Lender.

            H. Increased Costs. Except as provided in subsection 2.7B with respect to certain determinations on Interest Rate Determination Dates, if, after the date hereof by reason of, (x) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any treaty, law, rule, or regulation, or (y) the compliance with any guideline or request from any central bank or other governmental authority or quasigovernmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

            (i) any Lender (or its applicable lending office) shall be subject to any tax, duty, levy, cost or other charge (except for taxes on the overall net income or alternative minimum taxable income of such Lender or its applicable lending office imposed by the jurisdiction in which such Lender's principal executive office or applicable lending office is organized, located or is doing business) with respect to its Eurodollar Rate Loans or its obligation to make Eurodollar Rate Loans, or the recording, registration, notarization or other formalization of the Eurodollar Rate

      Loans or the basis of taxation of payments to any Lender of the principal of or interest or commitment fees or any amount payable on its Eurodollar Rate Loans or its obligation to make Eurodollar Rate Loans shall change; or

            (ii) any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender's applicable lending office shall be imposed or deemed applicable or any other condition affecting its Eurodollar Rate Loans or its obligation to make Eurodollar Rate Loans shall be imposed on any Lender or its applicable lending office or the interbank Eurodollar market, and as a result thereof there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Loans, or there shall be a reduction in the amount received or receivable by that Lender or its applicable lending office, then Borrower shall from time to time, upon written notice from and demand by that Lender (with a copy of such notice and demand to Administrative Agent), pay to Administrative Agent for the account of that Lender, within five (5) Business Days after receipt of such notice, demand and appropriate proof of such cost, additional amounts sufficient to indemnify that Lender against such increased cost or reduced amount. A certificate as to the amount of such increased cost or reduced amount, submitted to Borrower and Administrative Agent by that Lender, shall, except for manifest error, be final, conclusive and binding for all purposes. Any payments to be made by Borrower under subsections 2.7B or 2.7H are to be without duplication.

            I. Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this subsection 2.7 shall be made as though that Lender had actually funded its relevant Eurodollar Rate Loan through the purchase of a Eurodollar deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of that Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection 2.7.

            J. Eurodollar Rate Loans After Default. Unless Administrative Agent and Requisite Lenders shall otherwise agree, after the occurrence of and during the continuance of a Potential Event of Default or Event of Default, Borrower may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for that Loan.

            K. Affected Lenders' Obligation to Mitigate. Each Lender agrees that, as promptly as practicable after it becomes aware of the occurrence of an event or the existence of a condition that would cause it to be an Affected Lender under subsection 2.7B or 2.7C or that would entitle such Lender to receive payments under subsection 2.7H, it will, to the extent not inconsistent with such Lender's internal policies, use reasonable efforts to make, fund or maintain the affected Eurodollar Rate Loans of such Lender through another lending office of such Lender if as a result thereof the additional moneys which would otherwise be required to be paid to such Lender pursuant to subsection 2.7B or 2.7H would be materially reduced or the illegality or other adverse circumstances which would otherwise require prepayment of such Loans pursuant to subsection 2.7C would cease to exist, and if, as determined by such Lender in its sole discretion, the making, funding or maintaining of such Loans through such other lending office would not otherwise materially adversely affect such Loans or such Lender. Borrower hereby agrees to pay all reasonable expenses incurred by any Lender in utilizing another lending office of such Lender pursuant to this subsection 2.7K.

            2.8   Capital Adequacy Adjustment

            In the event that any Lender shall have determined that the adoption or implementation after the date hereof of any law, treaty, governmental (or quasigovernmental) rule, regulation, guideline or order regarding capital adequacy, including, without limitation, the regulations set forth at 12 C.F.R.
Part 208 (Appendix A) and 12 C.F.R. Part 225 (Appendix A), or any change therein or in the interpretation or application thereof, or compliance by any Lender with any request or directive regarding capital adequacy (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from any central bank or governmental agency or body having jurisdiction, does or shall have the effect of increasing the amount of capital required to be maintained by such Lender and thereby reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder, then Borrower shall from time to time, within five (5) days of written notice and demand from such Lender (with a copy to Administrative Agent) including a certificate setting forth in reasonable detail the manner of calculation of the reduction in the rate of return on such Lender's capital and claiming compensation pursuant to this subsection 2.8, pay to Administrative Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the amount of such compensation, submitted to Borrower and Administrative Agent by such Lender, shall, absent manifest error, be final, conclusive and binding for all purposes. In determining such amount, a Lender may use any reasonable averaging and attribution method. Notwithstanding the foregoing, nothing in this subsection
2.8 is intended to provide and this subsection 2.8 shall not provide to any Loan Party the right to inspect the records, files or books of any Lender.

            2.9   Letters of Credit

            A. Letters of Credit. In addition to Borrower requesting that Lenders make Working Capital Loans pursuant to subsection 2.2, Borrower may request, in accordance with the provisions of this subsection, on and after the Restatement Effective Date to and excluding the Expiry Date, that Administrative Agent or one or more Lenders issue Letters of Credit for the account of Borrower; provided that, if no Lender is willing to provide any Letter of Credit, Administrative Agent shall, if each of the conditions to issuance of such Letter of Credit in this Agreement is met, issue such Letter of Credit; provided further, that

            (i) Borrower shall not request that Administrative Agent or any Lender issue (and neither Administrative Agent nor any Lender shall issue) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Working Capital Loan Commitments would exceed the aggregate of all Working Capital Loan Commitments;

            (ii) Borrower shall not request that Administrative Agent or any Lender issue any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage with respect to Standby Letters of Credit would exceed $10,000,000 or the Letter of Credit Usage with respect to Commercial Letters of Credit would exceed $10,000,000;

            (iii) Borrower shall not request that Administrative Agent or any Lender issue (and neither Administrative Agent nor any Lender shall issue) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Working Capital Loan Commitments would exceed the Borrowing Base;

            (iv) in no event shall Administrative Agent or any Lender issue any Commercial Letter of Credit having an expiration date which is (a) not acceptable to such Issuing Lender in its reasonable discretion, (b) more than one hundred eighty (180) days after its date of issuance or (c) later than 30 days prior to the Expiry Date;

            (v) in no event shall Administrative Agent or any Lender issue any Standby Letter of Credit having an expiration date later than the earlier of (y) the Expiry Date, or (z) the date which is one year from the date of issuance of such Standby Letter of Credit; provided that this clause (z) shall not prevent any Issuing Lender from agreeing (subject to clause (y) of this subsection 2.9A(v)) that a Standby Letter of Credit will automatically be extended annually for a period not to exceed one year unless such Issuing Lender elects not to extend for such additional period; and

            (vi) in no event shall Administrative Agent or any Lender issue any Letter of Credit denominated in any currency other than Dollars.

            The issuance or extension of any Letter of Credit in accordance with the provisions of this subsection shall require the satisfaction of each condition set forth in subsection 3.4; provided, however, the obligation of each Issuing Lender to issue or extend any Letter of Credit is subject to the condition that (a) such Issuing Lender believed in good faith that all conditions under subsections 2.9A and 3.4 to the issuance or extension of such Letter of Credit were satisfied at the time such Letter of Credit was issued or extended or (b) the satisfaction of any such condition not satisfied had been waived by Requisite Lenders prior to or at the time such Letter of Credit was issued or extended; provided further that Issuing Lender shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, including, without limitation, an Officers' Certificate from Borrower as to the satisfaction of the conditions under subsection 3.4, in determining the satisfaction of any conditions to the issuance or extension of any Letter of Credit or the Total Utilization of Working Capital Loan Commitments or Letter of Credit Usage then in effect.

            Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Lender a participation in such Letter of Credit and drawings thereunder in an amount equal to such Lender's Pro Rata Share of the maximum amount which is or at any time may become available to be drawn thereunder.

            Each Letter of Credit supporting the payment of Indebtedness may provide that the Issuing Lender may (but shall not be required to) pay the beneficiary thereof upon the occurrence of an Event of Default and the acceleration of the maturity of the Loans or, if payment is not then due to the beneficiary, provide for the deposit of funds in an account to secure payment to the beneficiary and that any funds so deposited shall be paid to the beneficiary of the Letter of Credit if conditions to such payment are satisfied or returned to the Issuing Lender for distribution to Lenders (or, if all Obligations shall have been indefeasibly paid in full, to Borrower) if no payment to the beneficiary has been made and the final date available for drawings under the Letter of Credit has passed. Each payment or deposit of funds by the Issuing Lender as provided in this paragraph shall be treated for all purposes of this Agreement as a drawing duly honored by the Issuing Lender under the related Letter of Credit.

            B. Request for Issuance. Whenever Borrower desires to cause Administrative Agent or any Lender to issue a Letter of Credit, it shall deliver to Administrative Agent and that Lender a Notice of Issuance of Letter of Credit substantially in the form of Exhibit II annexed hereto no later than 1:00 P.M. (New York time) at least ten (10) Business Days in advance of the proposed date of issuance or such shorter time as may be acceptable to the Issuing Lender. The Notice of Issuance of Letter of Credit shall specify (i) the proposed Issuing Lender, (ii) the proposed date of issuance (which shall be a Business Day),
(iii) the face amount of the Letter of Credit, (iv) the expiration date of the Letter of


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

Credit, (v) the name and address of the beneficiary, (vi) such other documents or materials as such Issuing Lender may reasonably request, and (vii) a precise description of the documents and the verbatim text of any certificate to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of the Letter of Credit, would require the Issuing Lender to make payment under the Letter of Credit; provided that the Issuing Lender, in its sole judgment, may require changes in any such documents and certificates; provided further that the Issuing Lender shall not be required to issue any Letter of Credit that on its terms requires payment thereunder prior to the third Business Day following receipt by the Issuing Lender of such documents and certificates. In determining whether to pay any Letter of Credit, the Issuing Lender shall be responsible only to use reasonable care to determine that the documents and certificates required to be delivered under that Letter of Credit have been delivered and that they substantially comply on their face with the requirements of that Letter of Credit. In the case of Standby Letters of Credit, promptly upon the issuance of a Letter of Credit, the Issuing Lender shall notify Administrative Agent and each Lender of the issuance and the amount of each such Lender's respective participation therein determined in accordance with subsection 2.9D. In the case of Commercial Letters of Credit, each Issuing Lender (other than Administrative Agent) will send by facsimile transmission to Administrative Agent, promptly on the first Business Day of each week, the aggregate face amount of outstanding Commercial Letters of Credit issued by such Issuing Lender for each day of the immediately preceding week.

            C. Payment of Amounts Drawn Under Letters of Credit. In the event of any request for drawing under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall immediately notify Borrower and Administrative Agent and Borrower shall reimburse the Issuing Lender on the day on which such drawing is honored in an amount in same day funds equal to the amount of such drawing; provided that, anything contained in this Agreement to the contrary notwithstanding, (i) unless prior to 10:00 A.M. (New York time) on the date of such drawing (a) Borrower shall have notified the Issuing Lender and Administrative Agent that Borrower intends to reimburse the Issuing Lender for the amount of such drawing with funds other than the proceeds of Working Capital Loans or (b) Borrower shall have delivered a Notice of Borrowing requesting Working Capital Loans which are Base Rate Loans in an amount equal to the amount of such drawing, Borrower shall be deemed to have given a Notice of Borrowing to Administrative Agent requesting Lenders to make Working Capital Loans which are Base Rate Loans on the date on which such drawing is honored in an amount equal to the amount of such drawing, and (ii) if so requested by Administrative Agent, Lenders shall, on the date of such drawing, make Working Capital Loans which are Base Rate Loans in the amount of such drawing, the proceeds of which shall be applied directly by Administrative Agent to reimburse the Issuing Lender for the amount of such drawing; and provided further that, if for any reason proceeds of Working Capital Loans are not received by the Issuing Lender on such date in an amount equal to the amount of such drawing, Borrower shall reimburse the Issuing Lender, on the Business Day immediately following the date of such drawing, in an amount in same day funds equal to the excess of the amount of such drawing over the amount of such Working Capital Loans, if


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

any, which are so received, plus accrued interest on such amount at the rate set forth in subsection 2.9E(iii).

            D. Payment by Lenders. If Borrower shall fail to reimburse the Issuing Lender, for any reason, as provided in subsection 2.9C (including, without limitation, the making of Working Capital Loans by Lenders pursuant to the terms of subsection 2.9C) in an amount equal to the amount of any drawing honored by the Issuing Lender under a Letter of Credit issued by it, the Issuing Lender shall promptly notify each Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein based on such Lender's Pro Rata Share. Each Lender shall make available to the Issuing Lender an amount equal to its respective participation, in same day funds, at the office of the Issuing Lender specified in such notice, not later than 1:00 P.M. (New York time) on the Business Day after the date notified by the Issuing Lender. If any Lender fails to make available to the Issuing Lender the amount of such Lender's participation in such Letter of Credit as provided in this subsection 2.9D, the Issuing Lender shall be entitled to recover such amount on demand from such Lender together with interest at the customary rate set by the Issuing Lender for the correction of errors among banks for one (1) Business Day and thereafter at the Prime Rate. Nothing in this subsection shall be deemed to prejudice the right of any Lender to recover from the Issuing Lender any amounts made available by such Lender to the Issuing Lender pursuant to this subsection if it is determined in a final judgment by a court of competent jurisdiction that the payment with respect to a Letter of Credit by the Issuing Lender in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of the Issuing Lender. The Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under this subsection with respect to any Letter of Credit issued by the Issuing Lender such other Lender's Pro Rata Share of all payments received by the Issuing Lender from Borrower or pursuant to the last paragraph of subsection 2.9A in reimbursement of drawings honored by the Issuing Lender under such Letter of Credit when such payments are received.

            E. Compensation. Borrower agrees to pay the following amounts with respect to each Letter of Credit issued on its behalf:


            (i) with respect to each Letter of Credit, a commission equal to the maximum amount available from time to time to be drawn under such Letter of Credit multiplied by a per annum rate equal to the remainder of the Applicable Eurodollar Rate Margin minus the applicable rate payable with respect to commitment fees pursuant to subsection 2.4A, payable in arrears on and to (but not including) the last Business Day of each Fiscal Quarter, commencing with the first Fiscal Quarter of 1997;

            (ii) with respect to each Letter of Credit, an administrative fee equal to .25% per annum of the maximum amount available from time to time to be drawn


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

      under such Letter of Credit, payable in arrears on and to (but not including) the last Business Day of each Fiscal Quarter, commencing with the first Fiscal Quarter of 1997;

            (iii) with respect to drawings made under any Letter of Credit, interest, payable on demand, on the amount paid by the Issuing Lender in respect of each such drawing from the date of the drawing through the date such amount is reimbursed by Borrower (including any such reimbursement out of the proceeds of Working Capital Loans pursuant to subsection 2.9C) at a rate which is equal to the rate then applicable to Base Rate Loans; provided that if such amount is not paid on demand, the Obligations shall bear interest thereafter in accordance with the provisions of subsection 2.3E;

            (iv) with respect to the amendment or transfer of each Letter of Credit and each drawing made thereunder, documentary and processing charges in accordance with the Issuing Lender's standard schedule for such charges in effect at the time of such amendment, transfer or drawing, as the case may be, or as otherwise agreed to by the Issuing Lender.

            The Borrower shall pay promptly to Administrative Agent all amounts described in clauses (i) or (iii) of this subsection 2.9E with respect to a Letter of Credit, and Administrative Agent shall distribute to each Lender its Pro Rata Share (based on the respective Working Capital Loan Commitments). Borrower also shall pay promptly to the applicable Issuing Lender for its own account all amounts described pursuant to clauses (ii) and (iv) of this subsection 2.9E with respect to a Letter of Credit.

            F. Obligations Absolute. The obligation of Borrower to reimburse the Issuing Lender for drawings made under the Letters of Credit issued by it and to repay any Working Capital Loans made by Lenders pursuant to subsection 2.9C and the obligations by Lenders under subsection 2.9D shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including, without limitation, any of the following circumstances:

            (i) any lack of validity or enforceability of any Letter of Credit;

            (ii) the existence of any claim, set-off, defense or other right which Borrower may have at any time against a beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such transferee may be acting), Administrative Agent, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Borrower and the beneficiary for which the Letter of Credit was procured);

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

            (iii) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

            (iv) payment by the Issuing Lender under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit; provided that such payment does not constitute gross negligence or willful misconduct of such Issuing Lender;

            (v) any adverse change in the condition (financial or otherwise) of Holding or any of its Subsidiaries;

            (vi) any breach of this Agreement or any other Loan Document by Holding or any of its Subsidiaries, Administrative Agent, or any Lender (other than the Issuing Lender);

            (vii) any other circumstance or happening whatsoever, which is similar to any of the foregoing; or

            (viii) the fact that an Event of Default or a Potential Event of Default shall have occurred and be continuing.

            G. Additional Payments. If by reason of (i) any change in any applicable law, regulation, rule, decree or regulatory requirement or any change in the interpretation or application by any judicial or regulatory authority of any law, regulation, rule, decree or regulatory requirement applicable to financial institutions generally or (ii) compliance by the Issuing Lender or any Lender with any direction, request or requirement (whether or not having the force of law) of any governmental or monetary authority including, without limitation, Regulation D:

            (a) the Issuing Lender or any Lender shall be subject to any tax, levy, charge or withholding of any nature or to any variation thereof or to any penalty with respect to the maintenance or fulfillment of its obligations under this subsection 2.9, whether directly or by such being imposed on or suffered by the Issuing Lender or any Lender;

            (b) any reserve, special deposit, premium, FDIC assessment, capital adequacy or similar requirement is or shall be applicable, imposed or modified in respect of any Letters of Credit issued by the Issuing Lender or participations therein purchased by any Lender; or


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

            (c) there shall be imposed on the Issuing Lender or any Lender any other condition regarding this subsection 2.9, any Letter of Credit or any participation therein;

and the result of the foregoing is to directly or indirectly increase the cost to the Issuing Lender or any Lender of issuing, making or maintaining any Letter of Credit or of purchasing or maintaining any participation therein, or to reduce the amount receivable in respect thereof by the Issuing Lender or any Lender, then and in any such case the Issuing Lender or such Lender may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrower and Administrative Agent and provide appropriate proof of such cost, and Borrower shall pay within five (5) Business Days of the date of such notice such amounts as the Issuing Lender or such Lender may specify to be necessary to compensate the Issuing Lender or such Lender for such additional cost or reduced receipt, together with interest on such amount from the date demanded until payment in full thereof at a rate equal at all times to the Prime Rate plus the Applicable Base Rate Margin minus .50% per annum. The determination by the Issuing Lender or any Lender, as the case may be, of any amount due pursuant to this subsection 2.9G as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of error, be final and conclusive and binding on all of the parties hereto.

            H. Indemnification; Nature of Issuing Lender's Duties. In addition to amounts payable as elsewhere provided in this subsection, Borrower hereby agrees to protect, indemnify, pay and save harmless the Issuing Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and allocated costs of internal counsel) which the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit, including, without limitation, the payment of draws thereunder, other than as a result of gross negligence or willful misconduct of the Issuing Lender as determined by a court of competent jurisdiction or (ii) the failure of the Issuing Lender to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Government Acts"). Each Lender, proportionately to its Pro Rata Share of the Working Capital Loan Commitments, severally agrees to indemnify Issuing Lender to the extent Issuing Lender shall not have been reimbursed by Holding or its Subsidiaries, for and against any of the foregoing claims, demands, liabilities, damages, losses, costs, charges and expenses to which Issuing Lender is entitled to reimbursement from Holding or its Subsidiaries.

            As between Borrower and the Issuing Lender, Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by the Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Issuing Lender shall not be responsible (absent gross negligence or willful misconduct (as determined by a court of competent jurisdiction)): (i) for the form, validity,


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

sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of such Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any such Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; (viii) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts and (ix) any special, consequential, indirect or incidental damages, including, but not limited to, lost profits arising out of or in connection with the issuance of any Letter of Credit or any action taken or not taken by the Issuing Lender in connection with any Letter of Credit, or any document or property referred to in or related to any Letter of Credit. None of the above shall affect, impair, or prevent the vesting of any of the Issuing Lender's rights or powers hereunder.

            In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender under or in connection with the Letters of Credit issued by it or the related certificates, if taken or omitted in good faith and absent gross negligence or willful misconduct of the Issuing Lender (as determined by a court of competent jurisdiction), shall not put the Issuing Lender under any resulting liability to Borrower.

            Notwithstanding anything to the contrary contained in this subsection, Borrower shall have no obligation to indemnify the Issuing Lender in respect of any liability incurred by the Issuing Lender arising solely out of the gross negligence or willful misconduct of the Issuing Lender as determined by a court of competent jurisdiction, or out of the wrongful dishonor by the Issuing Lender of a proper demand for payment made under the Letters of Credit.

            For purposes of this subsection 2.9H, the term "Issuing Lender" means the Issuing Lender and any Lender purchasing a participation in any Letter of Credit pursuant to subsection 2.9D.

            I. Computation of Interest and Fees. Interest and fees payable pursuant to this subsection 2.9 shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which it accrues.


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

            J. Existing Letters of Credit. Holding, Borrower, Administrative Agent and each Lender agree that all Existing Letters of Credit shall, for all purposes of this Agreement and the other Loan Documents, be deemed to have been issued by Bankers under and pursuant to the terms of this Agreement.

            2.10  Taxes

            A. Taxes. Any and all payments or reimbursements made under this Agreement or under the Notes shall be made free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto excluding (i) taxes imposed on the overall income (whether gross or net) or capital of a Lender or Administrative Agent by the jurisdiction in which the Lender or Administrative Agent is organized, resident or doing business and (ii) taxes, levies, imposts, deductions, charges or withholdings which are imposed by laws, treaties or regulations in effect as of the Restatement Effective Date; provided, however, that any changes in laws, treaties or regulations or the interpretation thereof applicable to financial institutions generally after the Restatement Effective Date shall not be excluded pursuant to this clause (ii) (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

            If Borrower shall be required by law to deduct any Taxes from or with respect to any sum payable hereunder to any Lender or Administrative Agent, then the sum payable shall be increased as may be necessary so that, after making all required deductions, such Lender or Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made.

            B. Foreign Lenders. Each Lender organized under the laws of a jurisdiction outside the United States (referred to in this subsection 2.10B as a "Foreign Lender") as to which payments to be made under this Agreement or under the Notes are exempt from United States withholding tax under an applicable statute or tax treaty shall provide to Borrower and Administrative Agent (i) a properly completed and executed Internal Revenue Service Form 4224 or Form 1001 or other applicable form, certificate or document prescribed by the Internal Revenue Service of the United States certifying as to such Foreign Lender's entitlement to such exemption with respect to payments to be made to such Foreign Lender under this Agreement and under the Notes (referred to in this subsection 2.10B as a "Certificate of Exemption") or (ii) a letter from any such Foreign Lender stating that it is not entitled to any such exemption (referred to in this subsection 2.10B as "Letter of Non-Exemption"). Prior to becoming a Lender under this Agreement and within 15 days after a reasonable written request of Borrower or Administrative Agent from time to time thereafter, each Foreign Lender that becomes a Lender under this Agreement shall provide a Certificate of Exemption or a Letter of Non-Exemption to Borrower and Administrative Agent.


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

            If a Foreign Lender is entitled to an exemption with respect to payments to be made to such Foreign Bank under this Agreement and does not provide a Certificate of Exemption to Borrower and Administrative Agent within the time periods set forth in the preceding paragraph, Borrower shall withhold taxes from payments to such Foreign Lender at the applicable statutory rates and Borrower shall not be required to pay any additional amounts as a result of such withholding as provided in subsection 2.10A; provided, however, that all such withholding and associated limitations in payment under subsection 2.10A shall cease upon delivery by such Foreign Lender of a Certificate of Exemption to Borrower and Administrative Agent.

            SECTION 3. CONDITIONS TO LOANS AND LETTERS OF CREDIT

            The obligations of Lenders to convert and make Loans and the other extensions of credit hereunder are subject to the satisfaction of all of the following conditions:

            3.1   Conditions to Loans on the Restatement Effective Date

            The obligations of Lenders to convert and make the Loans on the Restatement Effective Date are, in addition to the conditions precedent specified in subsection 3.3, subject to prior or concurrent satisfaction of the following conditions:

            A. Holding Documents. On or before the Restatement Effective Date, Holding shall deliver to Administrative Agent and Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies for each Lender) each, unless otherwise noted, dated the Restatement Effective Date:

            1. Copies of its Certificate of Incorporation, certified by the Secretary of State of the State of Delaware as of a recent date prior to the Restatement Effective Date and by its corporate secretary or an assistant secretary as of the Restatement Effective Date;

            2. Copies of its Bylaws, certified as of the Restatement Effective Date by its corporate secretary or an assistant secretary;

            3. Resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents and Related Agreements to which it is a party, and approving and authorizing any documents, instruments or certificates to be executed by it in connection with this Agreement and the other Loan Documents and Related Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby, all in form and substance satisfactory to Administrative Agent and its counsel, each


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

      certified as of the Restatement Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

            4. Signature and incumbency certificates of its officers executing this Agreement, the other Loan Documents and Related Agreements to which it is a party and any documents, instruments or certificates to be executed by it in connection therewith;

            5. Executed copies of this Agreement and the other Loan Documents and Related Agreements to which it is a party;

            6. Good standing certificates, including certification of tax status, certified by the Secretary of State of Delaware and each of its principal places of business, each dated a recent date prior to the Restatement Effective Date; and

            7. Such other documents as any Agent or Lender may reasonably request.

            B. Borrower Documents. On or before the Restatement Effective Date, Borrower shall deliver to Administrative Agent and Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies for each Lender) each, unless otherwise noted, dated the Restatement Effective Date:

            1. Copies of its Articles of Incorporation, certified by the Secretary of State of the State of Georgia as of a recent date prior to the Restatement Effective Date and by its corporate secretary or an assistant secretary as of the Restatement Effective Date;

            2. Copies of its Bylaws, certified as of the Restatement Effective Date by its corporate secretary or an assistant secretary;

            3. Resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents and Related Agreements to which it is a party, the execution, delivery and payment of the Notes and approving and authorizing any documents, instruments or certificates required to be executed by it in connection with this Agreement and the other Loan Documents and Related Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby, all in form and substance satisfactory to Agents and their counsel, all certified as of the Restatement Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

            4. Signature and incumbency certificates of its officers executing this Agreement and the other Loan Documents to which it is a party, the Term Notes, the

      Working Capital Notes and the Swing Line Note, the Related Agreements and any documents, instruments or certificates to be delivered in connection therewith;

            5. Executed copies of this Agreement, the First Amendment to Borrower Security Agreement dated as of November 15, 1996 and the other Loan Documents and Related Agreements to which it is a party;

            6. Good standing certificates, including certification of tax status, certified by the Secretary of State of Georgia, each dated a recent date prior to the Restatement Effective Date; and

            7. Such other documents as Administrative Agent or any Lender may reasonably request.

            C. Canadian Blue Bird Documents. On or before the Restatement Effective Date, Borrower shall deliver to Administrative Agent and Lenders (or to Administrative Agent for Lenders with sufficiently originally executed copies for each Lender) a certificate from the corporate secretary or an assistant secretary of Canadian Blue Bird certifying that the Certificate of Incorporation and bylaws of Canadian Blue Bird have not been amended, amended and restated, supplemented or otherwise modified since the Closing Date under and as defined in the Existing Credit Agreement.

            D. Perfection of Security Interests. Holding and Borrower shall have taken or caused to be taken such actions in such a manner so that Collateral Agent has a valid and perfected first priority security interest in the entire Collateral (subject to Liens consented to by Collateral Agent and Requisite Lenders with respect to such Collateral, junior Permitted Encumbrances and other Liens permitted by subsection 6.2) granted by the Collateral Documents. Such actions shall include, without limitation: (i) the delivery pursuant to the applicable Collateral Documents by Holding and Borrower of such certificates (which certificates shall be registered in the name of Collateral Agent or properly endorsed in blank for transfer or accompanied by irrevocable undated stock powers duly endorsed in blank, all in form and substance satisfactory to Collateral Agent) and promissory notes representing all of the capital stock and other instruments required to be pledged pursuant to the Collateral Documents,
(ii) the delivery to Collateral Agent of Uniform Commercial Code financing statements, executed by Holding and Borrower as to the Collateral granted by Holding and Borrower for all jurisdictions as may be necessary or desirable to perfect Collateral Agent's security interest in such collateral, (iii) the filing with the United States Patent and Trademark Office with respect to the trademarks and patents of the Loan Parties; and (iv) evidence reasonably satisfactory to Collateral Agent that all other filings, recordings and other actions Collateral Agent deems necessary or advisable to establish, preserve and perfect the first priority Liens (subject to Liens permitted consented to by Agent and Requisite Lenders with respect to such Collateral) granted to Collateral Agent in real, personal and mixed property shall have been made.


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

            E. Fee Collateral. On or before the Restatement Effective Date, Borrower shall have delivered to Administrative Agent, for the benefit of Agents and Lenders the following items, each in form and substance satisfactory to
Agents: (a) executed Mortgages (or, if applicable amendments thereto) and financing statements encumbering the interest of Holding and its Subsidiaries in the Fee Collateral and (b) ALTA lender's extended coverage policies of title insurance (or, if applicable bring-down endorsements) on such Fee Collateral encumbered by the Mortgages in liability and form and issued by a title company satisfactory to Agents and in an amount satisfactory to Agents, showing the Mortgage as a first lien upon the respective fee properties described therein, subject only to Permitted Encumbrances of the type described in clauses (i) and
(v) of the definition of Permitted Encumbrances and such other exceptions as may be approved by Agents in writing, together with any endorsements reasonably required by any Agent, and affirmative assurance that the improvements are wholly located within the boundaries of the insured land (the "Fee Title Policies").

            F. Consummation of Purchase. On or before the Restatement Effective Date, the Purchase shall have been consummated pursuant to the Purchase Documents and Borrower shall have delivered to Administrative Agent complete, correct and conformed copies of each Purchase Document, all in form and substance satisfactory to Agents and Requisite Lenders. In addition, all opinions by counsel to Holding or any of its Subsidiaries (and, if requested by Administrative Agent, any certificates and letters) delivered in connection with the Purchase and the Purchase Documents shall be addressed to Agents and Lenders or accompanied by a written authorization from the Person delivering such document stating that Agents and Lenders may rely on such document as though it were addressed to them. Existing Subordinated Notes representing at least 51% of the outstanding principal amount of the Existing Subordinated Notes shall have been purchased pursuant to the Purchase and the aggregate premium paid in connection therewith shall not exceed an aggregate amount satisfactory to the Agents. If less than all of the Existing Subordinated Notes have been tendered pursuant to the Purchase, the Existing Subordinated Indenture shall have been amended pursuant to a supplemental indenture satisfactory in form and substance to Agents.

            G. Issuance of Subordinated Notes. On or before the Restatement Effective Date, Borrower shall have issued and sold the Subordinated Notes in an aggregate principal amount of $100,000,000 and Borrower shall have delivered to Administrative Agent complete, correct and conformed copies of all documents actually delivered in connection with the issuance of the Subordinated Notes and the execution of the Subordinated Indenture, all in form and substance satisfactory to Agents and Requisite Lenders. In addition, all opinions by counsel to Holding, or any of its Subsidiaries (and, if requested by Administrative Agent, any certificates and letters) delivered in connection with the Subordinated Notes and the Subordinated Note Indenture shall be addressed to Agents and Lenders or accompanied by a written authorization from the Person delivering such document


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

stating that Administrative Agent and Lenders may rely on such document as though it were addressed to them.

            H. Financial Statements; Pro Forma Balance Sheet. On or before the Restatement Effective Date, Lenders shall have received from Holding and Borrower (i) audited financial statements of Holding and its Subsidiaries for Fiscal Year 1995, consisting of a balance sheet and the related consolidated statements of income, stockholders' equity and cash flows for such Fiscal Year,
(ii) unaudited financial statements of Holding and its Subsidiaries as at July 27, 1996, consisting of a balance sheet and the related consolidated statements of income, stockholders' equity and cash flows for the nine-month period ending on such date, all in reasonable detail and certified by the chief financial officer of Holding that they fairly present the financial condition of Holding and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (iii) pro forma consolidated balance sheets of Holding and its Subsidiaries as at September 28, 1996, prepared in accordance with GAAP and reflecting the consummation of and the transactions contemplated by the Loan Documents and the Related Agreements, which pro forma financial statements shall be in form and substance satisfactory to Agents.

            I. Projected Financial Statements. On or before the Restatement Effective Date, Holding and Borrower shall have delivered to Agents projected financial statements for Holding and its Subsidiaries for the seven-year period after the Restatement Effective Date and such projected financial statements shall be satisfactory in form and substance to Agents.

            J. Financial Condition and Valuation Certificates. Borrower shall have delivered to Administrative Agent and Lenders a Financial Condition Certificate dated the Restatement Effective Date, substantially in the form annexed hereto as Exhibit IX, with appropriate attachments demonstrating that, after giving effect to the consummation of the transactions contemplated by the Loan Documents and the Related Agreements the fair salable value of the assets of Borrower will not be less than the probable liability of its debts, that Borrower will be able to pay its debts as they mature and that Borrower will not have unreasonably small capital to conduct its business, and Administrative Agent and Lenders shall have received a solvency opinion of Valuation Research Corporation addressed to Agents and Lenders and such other opinions of value and other appropriate factual information and expert advice supporting the conclusions reached in such Financial Condition Certificate as any Agent may reasonably request, all in form and substance reasonably satisfactory to Agents.

            K. Distribution. Borrower shall have declared a dividend, payable on the Restatement Effective Date, in the aggregate amount not to exceed $202,000,000. Holding shall have declared a dividend and agreed to make related payments to holders of options to purchase Holding Common Stock in an aggregate amount not to exceed $202,000,000.


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

            L. FIRREA Appraisals. To the extent applicable, on or before the Restatement Effective Date, Administrative Agent and Lenders shall have received, at Borrower's expense, appraisals with respect to the Fee Collateral, in form and substance and performed by appraisers satisfactory to Agents, which satisfy all of the applicable regulations adopted by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of the Thrift Supervision, and the Office of the Comptroller of the Currency pursuant to Title XI - Real Estate Appraisal Reform, Amendments of the Financial Institution Reform, Recovery and Enforcement Act of 1989.

            M. Necessary Consents. On or before the Restatement Effective Date, each Loan Party shall have obtained all consents to the transactions contemplated under this Agreement and the other Loan Documents of any Person required under any Contractual Obligation (including, without limitation, any consents required from LaSalle National Bank) of any Loan Party or any Subsidiary of a Loan Party, all of the foregoing in form and substance reasonably satisfactory to Agents.

            N. Intercreditor Agreements. Administrative Agent shall have entered into the GM Intercreditor Agreement and such Intercreditor Agreement shall be in full force and effect and satisfactory in form and substance to Agents.

            O. Hazardous Materials. On or before the Restatement Effective Date, Administrative Agent shall have received such evidence as Agents and their counsel deem appropriate in the circumstances, to establish that (w) there are no Hazardous Materials stored or otherwise present on, in or about any of the properties of Holding or its Subsidiaries, other than: (i) inventory; (ii) janitorial or housekeeping supplies; and (iii) those which would not have, either individually or in the aggregate, a Material Adverse Effect; (x) there are no underground tanks located on, in or about any of such properties of Holding or its Subsidiaries except as set forth on Schedule 4.17; (y) there is no other environmental risk, problem or hazard affecting any of such properties of Holding or its Subsidiaries, which risk, problem or hazard (1) would have, individually or in the aggregate, a Material Adverse Effect or (2) would, in the reasonable determination of Agents, materially adversely affect the syndication or participation of the Commitments customary for transactions of this type (clauses (1) or (2) being a "Material Event"); and (z) all activities conducted by Holding and its Subsidiaries on any of such properties have been conducted in compliance with all governmental laws or regulations pertaining to Hazardous Materials except for any non-compliance which would not, individually or in the aggregate, result in a Material Event.

            P. Representations of Holding and Borrower. Holding and Borrower shall have delivered to Administrative Agent an Officers' Certificate in form and substance satisfactory to Agents to the effect that (i) the representations and warranties in Section 4 hereof pertaining to such Person are true, correct and complete in all material respects on and as of the Restatement Effective Date to the same extent as though made on and as of that date,


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

(ii) since November 4, 1995 through the Restatement Effective Date there has been no Material Adverse Effect.

            Q. Performance of Agreements. Each of the Loan Parties shall have performed all agreements which this Agreement or the Related Agreements provide shall be performed on or before the Restatement Effective Date except as otherwise disclosed to and agreed to in writing by Agents.

            R. Payment of Fees. On or before the Restatement Effective Date, Holding shall have paid or cause to have been paid to Administrative Agent for distribution (as appropriate) to Lenders and Administrative Agent, the fees payable on the Restatement Effective Date referred to in subsection 2.4.

            S. Evidence of Insurance. On or before the Restatement Effective Date, Borrower shall have delivered to Administrative Agent certificates of insurance naming Collateral Agent on behalf of Administrative Agent and Lenders as loss payee under the casualty insurance policies required pursuant to subsection 5.4 hereof. All such certificates of insurance shall contain such endorsements as are reasonably required by Agents.

            T. Opinions from Counsel to Loan Parties. Agents, Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of special counsel for Holding and Borrower, in form and substance reasonably satisfactory to Agents and their counsel, dated as of the Restatement Effective Date, and setting forth substantially the matters in the opinion designated in Exhibit XVI annexed hereto and as to such other matters as any Agent may reasonably request.

            U. Opinions from Counsel to Agents. Lenders shall have received an originally executed copy of one or more favorable written opinions of (i) O'Melveny & Myers LLP, counsel to the Agents, dated as of the Restatement Effective Date, addressed to the Agents and Lenders and (ii) local counsel to Administrative Agent, dated as of the Restatement Effective Date, with respect to the Fee Collateral and as to such other matters as Administrative Agent may reasonably request.

            V. Borrowing Base Certificate. On or before the Restatement Effective Date, Administrative Agent shall have received a Borrowing Base Certificate dated as of November 2, 1996.

            W. Securities Regulations. The Subordinated Notes shall have been registered as qualified under the applicable federal or state securities laws or shall be exempt therefrom.

            X. Transaction Costs. Not less than three (3) days prior to the Restatement Effective Date, Borrower shall have delivered to Administrative Agent and


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

Lenders a schedule setting forth its reasonable best estimate of the Transaction Costs (which shall not exceed $16,000,000), and such schedule shall be in form and substance satisfactory to Agents.

            Y. Other Corporate Actions. On or before the Restatement Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agents, acting on behalf of Lenders, and their counsel shall be reasonably satisfactory in form and substance to Agents and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as any Agent or Lender may reasonably request.

            3.2   Conditions to Initial Working Capital Loans and Swing Line
                  Loans

            The obligation of Lenders to make the initial Working Capital Loans and of Administrative Agent to make the initial Swing Line Loans hereunder are, in addition to the conditions precedent specified in subsection 3.3, subject to prior or concurrent satisfaction of the conditions that the Tranche A Term Loans and Tranche B Term Loans have been made on the Restatement Effective Date.

            3.3   Conditions to All Loans

            The obligations of Administrative Agent and Lenders to make any and all Loans on each Funding Date are subject to the following further conditions precedent:

            A. Notice of Borrowing. Administrative Agent shall have received, in accordance with the provisions of subsections 2.1C or 2.2C, as the case may be, before that Funding Date, an originally executed Notice of Borrowing in each case signed by the Chief Executive Officer, the Chief Financial Officer, the Treasurer or the Vice President and Controller of Borrower or by any executive officer of Borrower designated by any of the above-described officers on behalf of Borrower in writing delivered to Administrative Agent.

            B.    Conditions to Funding.  As of that Funding Date:

            (i) The representations and warranties contained herein shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date;


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

            (ii) No event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute (a) an Event of Default or (b) a Potential Event of Default;

            (iii) Holding and its Subsidiaries shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed by them on or before that Funding Date;

            (iv) No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain any Lender from making that Loan; and

            (v) There shall not be pending or, to the knowledge of Holding or Borrower, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting Holding or any of its Subsidiaries or any property of Holding or any of its Subsidiaries, that could reasonably be expected to result in a Material Adverse Effect that has not been disclosed by Holding or Borrower in writing pursuant to subsection 4.6 or 5.1(viii) prior to the making of the last preceding Loans (or, in the case of the initial Loans hereunder, prior to the execution of this Agreement) and there shall not have occurred any development in any action, suit, proceeding, governmental investigation or arbitration that could reasonably be expected to result in a Material Adverse Effect that has not been so disclosed prior to the making of the last preceding Loans. No injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the Stock Acquisition, this Agreement or the making of Loans hereunder.

            3.4   Conditions to Letters of Credit

            The obligation of any Issuing Lender to issue or extend any Letter of Credit hereunder is subject to prior or concurrent satisfaction of all of the following conditions:

            A. On or before the date of issuance of such Letter of Credit, the Tranche A Term Loans and Tranche B Term Loans shall have been made.

            B. On or before the date of issuance of such Letter of Credit, the Issuing Lender with respect thereto shall have received, in accordance with the provisions of subsection 2.9B, a notice requesting the issuance of such Letter of Credit and all other information specified in subsection 2.9B, and such other documents as such Issuing Lender may reasonably require in connection with the issuance of such Letter of Credit.


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

            C. On the date of issuance or extension of such Letter of Credit, all conditions precedent described in subsection 3.3B shall be satisfied to the same extent as though the issuance or extension of such Letter of Credit were the making of a Loan and the date of issuance or extension of such Letter of Credit were a Funding Date.

            SECTION 4.        REPRESENTATIONS AND WARRANTIES

            In order to induce Agents and Lenders to enter into this Agreement, Holding and its Subsidiaries severally represent and warrant to each Agent and Lender that the following statements are true, correct and complete:

            4.1   Organization, Powers, Good Standing, Business and Subsidiaries

            A. Organization and Powers. Each of Holding and its Subsidiaries is a corporation duly organized and validly existing under the laws of the state of its jurisdiction of incorporation and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into this Agreement, and each Loan Document and Related Agreement to which it is a party, to issue the Notes (in the case of Borrower) and to consummate the Refinancing and to carry out the transactions contemplated hereby and thereby.

            B. Good Standing. Each of Holding and its Subsidiaries is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the character of its activities requires such qualification, except where the failure to so qualify has not had and could not reasonably be expected to have a Material Adverse Effect.

            C. Conduct of Business. Borrower is engaged only in the manufacture and sale of school buses, commercial buses and recreational vehicles and operations substantially similar or incidental to such business (including engaging in transactions with respect to the Lease Portfolio).

            D. Subsidiaries. All of the direct and indirect Subsidiaries of Holding, as of the date of this Agreement, are identified in Schedule 4.1D annexed hereto. The capital stock of each of the Subsidiaries identified in
Schedule 4.1D is duly authorized, validly issued, fully paid and nonassessable. The capital stock of each such Person identified on Schedule 4.1D is not Margin Stock. Schedule 4.1D correctly sets forth the ownership interest as of the date hereof of Holding in each of its direct and indirect Subsidiaries.

            E. Ownership. All of the common stock of Borrower is and will be owned by Holding. As of the Restatement Effective Date, MLCP and its Affiliates shall own beneficially at least 51% of the common stock of Holding.


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

            4.2   Authorization of Borrowing, etc.

            A. Authorization of Borrowing. The execution, delivery and performance of this Agreement and the other Loan Documents and Related Agreements and the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action by each Loan Party. On or before the Restatement Effective Date, the execution, issuance and payment of the Subordinated Debt and the transactions contemplated thereby will be duly authorized by all necessary corporate action by each Loan Party.

            B. No Conflict. The execution, delivery and performance by Holding and its Subsidiaries of the Loan Documents and the Related Agreements and the issuance, delivery and payment by Borrower of the Notes and the Subordinated Debt and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate any provision of law applicable to Holding or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Holding or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on Holding or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holding or any of its Subsidiaries, except Contractual Obligations for which approvals or consents will be obtained on or before the Restatement Effective Date and except breaches, conflicts and defaults which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect,
(iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holding or any of its Subsidiaries (other than Liens in favor of the Collateral Agent for the benefit of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Holding or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Restatement Effective Date.

            C. Governmental Consents. The execution, delivery and performance by Holding and its Subsidiaries of this Agreement, the other Loan Documents and the Related Agreements to which each is a party and application of the proceeds of the Loans and the Subordinated Debt and the consummation of the Refinancing and the other transactions contemplated hereby and thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental, including Canadian, authority or regulatory body, except for filings required by Federal or state securities laws, filings required in connection with the perfection of security interests granted pursuant to the Loan Documents, consents, approvals, notices and actions that have been or will be obtained or taken on or before the Restatement Effective Date or which the failure to so obtain or take could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Refinancing nor the transactions contemplated thereby violate any applicable law or regulation in any material respect.


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

            D. Binding Obligation. This Agreement, the other Loan Documents, and the Related Agreements are the legally valid and binding obligations of Holding and its Subsidiaries party thereto, enforceable against Holding and its Subsidiaries party thereto in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

            E. Valid Issuance of Subordinated Debt. On the Restatement Effective Date, Borrower will have the corporate power and authority to issue the Subordinated Debt. The Subordinated Debt, when issued and paid for, will be the legally valid and binding obligation of Borrower, enforceable in accordance with its terms (including, without limitation, those pertaining to subordination) except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles. The subordination provisions of the Subordinated Debt will be enforceable against the holders thereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles, and the Notes and all other monetary obligations hereunder are or will be within the definition of "Senior Indebtedness" included in the Subordinated Debt Documents. The issuance and sale of the Subordinated Debt, upon such issuance and sale, will be exempt from registration or qualification under applicable Federal and state securities laws.

            4.3   Financial Condition

            Holding has heretofore delivered to Lenders the following materials:
(i) audited consolidated balance sheet of Holding and its Subsidiaries as at November 4, 1995 and the related audited consolidated statements of income, shareholders' equity and cash flow of Holding and its Subsidiaries for the fiscal year of Holding ending on such date (including any comment letter submitted by the accountants in connection therewith) and (ii) unaudited consolidated balance sheets of Holding and its Subsidiaries as at the last day of the Fiscal Quarter ending July 27, 1996 and the related consolidated statements of income, shareholder's equity and cash flow of Holding and its Subsidiaries for the year-to-date period ended on such date. Such statements, except as otherwise stated in such statements, fairly present the consolidated financial position of Holding and its Subsidiaries as at such dates and the consolidated results of operations and the cash flow of Holding and its Subsidiaries for the periods then ended, subject, in the case of any unaudited interim financial statements, to changes resulting from normal year-end adjustments. Neither Holding nor any of its Subsidiaries has any material (a) Contingent Obligation, (b) contingent liability or liability for taxes, (c) long-term lease or (d) unusual forward or long-term commitment that is not reflected in the most recent financial statements (including the notes thereto) delivered pursuant to subsection 4.3 or 5.1 of this Agreement other than Contingent Obligations, contingent liabilities or liabilities for taxes, long-term leases or forward or long-term commitments incurred in the ordinary course of business.


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

            4.4   No Material Adverse Change; No Stock Payments

            Since November 4, 1995, no event or change has occurred that has caused, either in any case or in the aggregate, a Material Adverse Effect other than the events or changes required by or disclosed in this Agreement or the Related Agreements. Neither Holding nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made or set aside any sum or property for any Restricted Junior Payment or agreed to do so except as permitted by subsection 6.5.


            4.5   Title to Properties; Liens

            Each of the Loan Parties and their respective Subsidiaries has good, sufficient and legal title, subject only to Permitted Encumbrances and Liens consented to by Administrative Agent and Requisite Lenders, to all their respective properties and assets reflected in the most recent consolidated balance sheet referred to in subsection 4.3 or in the most recent financial statements delivered pursuant to subsection 5.1 of this Agreement, except for
(i) assets acquired or disposed of in the ordinary course of business since the date of such consolidated balance sheet and (ii) the sale of the Lease Portfolio pursuant to the Lease Portfolio Documents. Except for Permitted Encumbrances or Liens consented to by Administrative Agent and Requisite Lenders, all such properties and assets are free and clear of Liens.

            4.6   Litigation; Adverse Facts

            Except as set forth on Schedule 4.6 annexed hereto, there is no action, suit, proceeding, governmental investigation or arbitration (whether or not purportedly on behalf of Holding or any of its Subsidiaries) at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of Holding or any of its Subsidiaries, threatened against or affecting Holding or any of its Subsidiaries or any property of Holding or any of its Subsidiaries that could reasonably be expected to result in a Material Adverse Effect. As of the Restatement Effective Date, none of Holding or any of its Subsidiaries has received any notice of termination of any material contract, lease or other agreement or suffered any material damage, destruction or loss (whether or not covered by insurance) or had any employee strike, work-stoppage, slow-down or lock-out or any substantial, nonfrivolous threat directed to it of any imminent strike, work-stoppage, slow-down or lock-out, any of which remain pending, that could reasonably be expected to result in a Material Adverse Effect.

            4.7   Payment of Taxes

            Except to the extent permitted by subsection 5.3, all material tax returns and reports of Holding and each of its Subsidiaries required to be filed by any of them have been timely filed, and all material taxes, assessments, fees and other governmental charges upon such Persons and upon their respective properties, assets, income and franchises which are due and payable have been paid when due and payable, except to the extent permitted by subsection 5.3. Neither Holding nor any of its Subsidiaries knows of any proposed tax assessment against any such Person that could reasonably be expected to result in a Material Adverse Effect, which is not being actively contested by such Person to the extent affected thereby, in good faith and by appropriate proceedings; provided that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

            4.8   Materially Adverse Agreements; Performance of Agreements

            A. Neither Holding nor any of its Subsidiaries is a party to or is subject to any material agreement or instrument materially and adversely affecting the financial condition of Holding and its Subsidiaries taken as a whole, except as otherwise disclosed in writing to Administrative Agent and Lenders.

            B. Neither Holding nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation of any such Person, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults or the consequences of actions curing such default or defaults, if any, could not reasonably be expected to result in a Material Adverse Effect.

            4.9   Governmental Regulation

            Neither Holding nor any of its Subsidiaries is subject to regulation under the Public Utility Holdings Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or to any Federal or state statute or regulation limiting its ability to incur Indebtedness for money borrowed or to create Liens on any of its properties or assets to secure such Indebtedness.

            4.10  Securities Activities

            Neither any Loan Party nor any of their respective Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

            4.11  Employee Benefit Plans

            A. Except as set forth in Schedule 4.11 annexed hereto, Holding and each of its Subsidiaries is in material compliance with all applicable provisions and requirements of Title I, II and IV of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan.

            B. No ERISA Event has occurred or is reasonably expected to occur.

            C. Except to the extent required under Section 4980B of the Internal Revenue Code or except as described on Schedule 4.11 annexed hereto, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of Holding or any of its Subsidiaries.

            D. As of the most recent valuation date for any Pension Plan (excluding Pension Plans in which no employees of Holding or any of its Subsidiaries have ever participated as an employee of Holding or one of its Subsidiaries), the excess of the aggregated accumulated benefit obligations, as defined in Statement of Financial Accounting Standards No. 87 (the "ABO"), over the aggregate total fair market value for all such Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which the fair market value of the assets exceeds the ABO), does not exceed $2,500,000.

            4.12 Representations and Warranties Incorporated From Subordinated Debt Documents

            Each of the representations and warranties given by Borrower in the Subordinated Debt Documents is true and correct in all material respects as of the Restatement Effective Date, except for those specifically relating to another time or times which were or will be true and correct in all material respects at such time or times.

            4.13  Disclosure

            No representation or warranty of Holding or any of its Subsidiaries contained in this Agreement or any other document, certificate or written statement furnished to Lenders by or on behalf of Borrower for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to either Holding or any of its Subsidiaries in the case of any document not furnished by
it) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made as of the time the same were made. The projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by Holding and its Subsidiaries to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There is no fact known to Holding or any of its Subsidiaries (other than matters of a general economic nature) that could reasonably be expected to result in a Material Adverse Effect that has not been disclosed herein or in such other documents (including the Merger Agreement), certificates and statements furnished to Administrative Agent or Lenders for use in connection with the transactions contemplated hereby.

            4.14  Licenses, Permits and Authorizations

            Holding and each of its Subsidiaries has all approvals, licenses or other permits of all governmental or regulatory agencies, whether Federal, state or local, the absence of which could reasonably be expected to result in a Material Adverse Effect.

            4.15  Intangible Property

            Except as set forth on Schedule 4.15 annexed hereto, Holding and each of its Subsidiaries is the sole and exclusive owner or licensee of all trade names, unregistered trademarks and service marks, brand names, patents, registered and unregistered copyrights, registered trademarks and service marks, and all applications for any of the foregoing, and all permits, grants and licenses or other rights with respect thereto used in or necessary for the conduct of their respective businesses as currently conducted, the absence of which could reasonably be expected to result in a Material Adverse Effect.
Schedule 4.15 annexed hereto sets forth a true and complete list of all service marks and registered trademarks and patents (or trademarks or patents for which registration is pending) of Holding and its Subsidiaries. Neither Holding or any of its Subsidiaries has been charged with any material infringement of any intangible property of the character described above or been notified or advised of any material claim of any other Person relating to any of the intangible property, other than as set forth in Schedule 4.15 annexed hereto.

            4.16  Certain Fees

            Except for fees set forth in the schedule delivered pursuant to subsection 3.1X and except as otherwise disclosed in writing to Agents and Lenders prior to the date hereof, no fee or commission will be payable by Holding or any of its Subsidiaries with respect to the offer, issue and sale of the Subordinated Debt or the Refinancing. Holding and each of its Subsidiaries, jointly and severally, hereby indemnify Agents and Lenders against, and agree that they will hold Agents and Lenders harmless from, any claim, demand or liability for broker's or finder's fees alleged to have been incurred in connection with any such offer, issue and sale, the Refinancing or any of the other transactions contemplated hereby or thereby and any expenses, including reasonable legal fees, arising in connection with any such claim, demand or liability. No other similar fees or commissions will be payable by Holding or any of its Subsidiaries for any other services rendered to Holding or such Subsidiary ancillary to the transactions contemplated hereby or thereby, including the Refinancing.



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

            4.17  Environmental Matters

            A.    Disclosure.  Except as set forth in Schedule 4.17:

            (i) the operations of Holding and each of its Subsidiaries (including, without limitation, all operations and conditions at or in the Facilities) comply in all material respects with all Environmental Laws;

            (ii) Holding and each of its Subsidiaries have obtained all environmental, health and safety permits necessary to their respective operations, and all such permits are in good standing, and Holding and each of its Subsidiaries are in compliance with all material terms and conditions of such permits;

            (iii) neither Holding nor any of its Subsidiaries has received (A) any written notice or claim to the effect that it is or may be liable in any material respect to any Person as a result of the Release or threatened Release of any Hazardous Materials or (B) any letter or request for information under Section 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9604) or comparable state laws, and to the best of Holding's or Borrower's knowledge, none of the operations of Holding or any of its Subsidiaries is the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a Release or threatened Release of any Hazardous Material at any Facility or at any other location;

            (iv) none of the operations of Holding or any of its Subsidiaries is the subject of any pending judicial or administrative proceeding alleging the violation of or liability under any Environmental Laws;

            (v) Holding and each of its Subsidiaries and all of their present Facilities or operations, as well as their past Facilities or operations, are not subject to any outstanding written order or agreement with any governmental authority or private party respecting (A) any Environmental Laws or (B) any Environmental Claims;

            (vi) neither Holding nor any of its Subsidiaries has any Contingent Obligation in connection with any Release of any Hazardous Materials by Holding or any of its Subsidiaries;

            (vii) neither Holding nor any of its Subsidiaries or any predecessor of Holding or of any Subsidiary has filed any notice under any Environmental Law indicating past or present treatment, storage, or disposal of Hazardous Materials at any Facility (other than hazardous waste manifests in the ordinary course of business), none of Holding's or any of its Subsidiary's operations involves the generation, transportation, treatment or disposal of hazardous waste, as defined under 40 C.F.R.



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

      Parts 260-270 or any state equivalent and neither Holding nor any Subsidiaries nor, to the best of Holding's and Borrower's knowledge, any predecessor in title to any of them nor, any third party at any time occupying any Facility has at any time used, generated, disposed of, stored, transported to or from, released or threatened the release of any Hazardous Materials, in any form, quantity or concentration on, from, under or affecting such Facility in a manner that could reasonably expect to result in material liability of or material claim against Holding or any of its Subsidiaries;

            (viii) no underground storage tanks or surface impoundments are on or at the Facilities; and

            (ix) no Lien in favor of any governmental authority for (A) any liability under Environmental Laws, or (B) damages arising from or costs incurred by such governmental authority in response to a Release has been filed or attached to the Facilities.

            B. No Material Adverse Effect. No Hazardous Materials exist on, under or about any Facility in a manner that could reasonably be expected to give rise to an Environmental Claim having a Material Adverse Effect and neither Holding nor any of its Subsidiaries has filed any notice or report of a Release of any Hazardous Materials that could reasonably be expected to give rise to an Environmental Claim having a Material Adverse Effect and no matter disclosed on
Schedule 4.17 could reasonably be expected to give rise to an Environmental Claim having a Material Adverse Effect.

            4.18  Survival of Rights Created Under Existing Credit Agreement.

            Notwithstanding the modification effected by this Agreement of the representations, warranties and covenants of Holding and Borrower contained in the Existing Credit Agreement, each of Holding and Borrower acknowledges and agrees that any choses in action or other rights created in favor of any Agent or Lender and their respective successors arising out of the representations and warranties of Holding and Borrower contained in or delivered (including representations and warranties delivered in connection with the making of Loans or other extensions of credit thereunder) in connection with the Existing Credit Agreement, shall survive the execution and delivery of this Agreement; provided that it is understood and agreed that Borrower's monetary obligations under the Existing Credit Agreement in respect of the loans thereunder are evidenced by this Agreement as provided in Section 2 hereof.

            SECTION 5. AFFIRMATIVE COVENANTS

            Holding and each of its Subsidiaries severally covenant and agree that, so long as any of the Commitments hereunder shall be in effect or any Letter of Credit remain


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

outstanding and until payment in full of all of the Loans and all other amounts owing hereunder unless Requisite Lenders shall otherwise give prior written consent, such Person shall perform all covenants in this Section 5.

            5.1 Financial Statements and Other Reports

            Holding will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Holding will deliver to Administrative Agent and Lenders:

            (i) as soon as practicable and in any event within thirty (30) days after the end of each Fiscal Month (other than (1) the first Fiscal Month of each Fiscal Year, with respect to which the following information shall be combined and delivered with the information delivered within thirty
      (30) days of the second Fiscal Month of each Fiscal Year and (2) the last Fiscal Month of each Fiscal Quarter, with respect to which the following information shall be delivered with the information delivered pursuant to subsection 5.1(ii) below for such Fiscal Quarter) (a) a detailed consolidated balance sheet as of the end of such Fiscal Month and a consolidated and income statement and consolidated statement of cash flow for Holding and its Subsidiaries (and for Holding and its Subsidiaries other than BB Capital) for such Fiscal Month and for the period from the beginning of the current Fiscal Year to the end of such Fiscal Month, (b) a schedule, in reasonable detail, of all Indebtedness of Holding and its Subsidiaries including letters of credit, and (c) a written discussion of the financial and operating performance for such Fiscal Month from a profit and loss, cash flow and balance sheet standpoint and discussions of the major factors affecting such performance, in each case (other than clause (c)) setting forth in comparative form the consolidated figures or the corresponding information for the corresponding periods of the previous Fiscal Year and for the corresponding periods for the financial budget for that Fiscal Year delivered pursuant to subsection 5.1(xi), all in reasonable detail and certified by the Chief Financial Officer of Holding that they fairly present the financial condition of Holding and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustment;

            (ii) as soon as practicable and in any event within sixty (60) days after the end of each Fiscal Quarter (other than the last Fiscal Quarter of each Fiscal Year, with respect to which the following information shall be delivered with the information delivered pursuant to subsection 5.1(iii) below for such Fiscal Year) (a) a written discussion of the financial and operating performance for such Fiscal Quarter from a profit and loss, cash flow and balance sheet standpoint and discussions of the major factors affecting such performance, (b) a revised schedule of all actions, suits, proceedings, governmental investigations or arbitrations pending, or to the knowledge


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

      of Holding and its Subsidiaries, threatened against Holding or any of its Subsidiaries or any of their respective property and (c) a consolidated balance sheet of Holding and its Subsidiaries (and for Holding and its Subsidiaries other than BB Capital) as at the end of such period and the related consolidated statement of income, stockholders' equity and cash flow of Holding and its Subsidiaries (and for Holding and its Subsidiaries other than BB Capital) for such Fiscal Quarter and for the period from the beginning of the current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the consolidated figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the financial budget for such periods delivered pursuant to subsection 5.1(xi), all in reasonable detail and certified by the Chief Financial Officer of Holding that they fairly present the financial condition of Holding and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustment;

            (iii) as soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year, a written discussion of the financial and operating performance for the Fiscal Year from a profit and loss, cash flow and balance sheet standpoint and discussions of the major factors affecting such performance and setting the number and names of Borrower's distributors added or lost during such Fiscal Year and a consolidated balance sheet of Holding and its Subsidiaries (and for Holding and its Subsidiaries other than BB Capital) as at the end of such Fiscal Year and the related consolidated statement of income, stockholders' equity and cash flow of Holding and its Subsidiaries (and for Holding and its Subsidiaries other than BB Capital) for such Fiscal Year, setting forth in each case, in comparative form the consolidated figures for the previous year, and the corresponding figures from the financial budget for such periods delivered pursuant to subsection 5.1(xi), all in reasonable detail and accompanied by a report thereon of Arthur Andersen, LLP or other independent certified public accountants of recognized national standing selected by Holding as shall be satisfactory to Administrative Agent which report shall not be qualified as to any matter and shall state that such consolidated financial statements present fairly the financial position of Holding and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise stated therein) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

            (iv) within fifteen (15) days after the end of each Fiscal Month, from time to time upon the request of Administrative Agent and at any other date Borrower may choose, a Borrowing Base Certificate as of the last date of such period or the date so requested, as the case may be;


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

            (v) together with each delivery of financial statements of Holding and its Subsidiaries pursuant to subdivisions (i), (ii) and (iii) above,
      (a) an Officers' Certificate of Holding stating that the signers have reviewed the terms of this Agreement and the other Loan Documents and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Holding and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as of the date of the Officers' Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Holding has taken, is taking and proposes to take with respect thereto; and (b) a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable Fiscal Quarter with the restrictions contained in this Agreement in the manner set forth in such Compliance Certificate;

            (vi) together with each delivery of financial statements of Holding and its Subsidiaries pursuant to subdivision (iii) above, a written statement by the independent public accountants giving the report thereon
      (a) stating that their audit examination has included a review of the terms of this Agreement and the other Loan Documents as they relate to accounting matters, (b) stating whether, in connection with their audit examination, which audit was conducted in accordance with generally accepted auditing standards, any condition or event that constitutes an Event of Default or Potential Event of Default has come to their attention, and if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or Potential Event of Default with respect to accounting matters that would not be disclosed in the course of their audit examination, and (c) stating that based on their audit examination nothing has come to their attention that causes them to believe that the information contained in either or both the certificates delivered therewith pursuant to subdivision (v) above is not correct or that the matters set forth in the Compliance Certificate delivered therewith pursuant to clause (b) of such subdivision (v) above for that portion of the applicable Fiscal Year are not stated in accordance with the terms of this Agreement;

            (vii) promptly upon any officer of Holding or any of its Subsidiaries obtaining knowledge (a) that a condition or event has occurred and is continuing that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender or Administrative Agent has given any notice or taken any other action with respect to a claimed Event of Default or Potential Event of Default under this Agreement, (b) that any Person has given any notice to Holding, Borrower or any of their respective Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 8.2, (c) of any condition or


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

      event that would be required to be disclosed in a current report filed by Borrower with the Securities and Exchange Commission on Form 8-K pursuant to Items 1, 2, 4 or 5 of such Form as in effect on the date hereof if Borrower were required to file such reports under the Exchange Act, or (d) of a Material Adverse Effect or of an event or condition that could reasonably be expected to result in a Material Adverse Effect (other than matters affecting the economy in general), an Officers' Certificate specifying the nature and period of existence of such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed default, Event of Default, Potential Event of Default, event or condition, and what action Holding or Borrower has taken, is taking and proposes to take with respect thereto;

            (viii) promptly upon any officer of Holding or any of its Subsidiaries obtaining knowledge of (a) the institution of, or non-frivolous, written threat of, any action, suit, proceeding, governmental investigation or arbitration against or affecting Holding or any of its Subsidiaries or any property of Holding or any of its Subsidiaries not previously disclosed by Holding to Administrative Agent and Lenders or (b) any material development in any such action, suit, proceeding, governmental investigation or arbitration, that, in either case

                  (y) could reasonably be expected to result in a Material
            Adverse Effect; or

                  (z) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the Refinancing;

      Holding shall promptly give notice thereof to Agents and Lenders and provide such other information as may be reasonably available to it to enable Agents and Lenders and their counsel to evaluate such matters;

            (ix) promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action Holding or any of its ERISA Affiliates has taken, is taking or proposes to take with respect thereto, and, when known, any action taken or threatened in writing by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

            (x) with reasonable promptness copies of (a) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Holding or any of its ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan (in which any employees of Holding or any of its Subsidiaries have ever participated as employees of Holding or one of its Subsidiaries) for which a Schedule B is required to be filed;
      (b) all notices received by Holding or any of its ERISA Affiliates from a


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

      Multiemployer Plan sponsor concerning an ERISA Event; and (c) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Administrative Agent or any Lender shall reasonably request;

            (xi) as soon as available, but in any event not less than eighty-five (85) days after the commencement of the Fiscal Year to which such projections relate, a budget by Fiscal Month on a consolidated basis for such Fiscal Year as customarily prepared by Borrower including, without limitation, a forecasted consolidated balance sheet and statement of income of Holding and its Subsidiaries (and for Holding and its Subsidiaries other than BB Capital), statement of sales, including unit sales, forecasted capital expenditures for each Fiscal Month in such Fiscal Year and the consolidated statement of stockholders' equity and cash flow of Holding and its Subsidiaries (and for Holding and its Subsidiaries other than BB Capital) for such Fiscal Year;

            (xii) promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by Holding to its security holders or by any Subsidiary of Holding to its security holders other than Holding or another Subsidiary, of all regular and periodic reports and all registration statements and prospectuses, if any, filed by Holding or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any of its functions, and of all press releases and other statements made available generally by Holding or any Subsidiary to the public concerning material developments in the business of Holding and its Subsidiaries;

            (xiii) promptly upon receipt thereof, copies of all reports submitted to Holding or any of its Subsidiaries by independent public accountants in connection with each annual, interim or special audit of the financial statements of Holding made by such accountants, including, without limitation, the comment letter submitted by such accountants to management in connection with their annual audit;

            (xiv) immediately prior to the release thereof, a copy of all material press releases;

            (xv) as soon as practicable and in any event within 30 days after the end of each fiscal quarter of BB Capital and 90 days after the end of each fiscal year of BB Capital, financial statements of BB Capital consisting of at least a balance sheet at the close of the applicable fiscal quarter or fiscal year and a statement of income and cash flow for the applicable fiscal quarter or fiscal year, together with (in the case of the financial statements for the fiscal year only) an unqualified opinion and report of independent public accountants of recognized standing selected by BB Capital and reasonably satisfactory to Agents;


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

            (xvi) promptly upon any officer of Holding or any of its Subsidiaries obtaining knowledge of any material development in any proceeding with or by any governmental or regulatory entity relating to a recall of any goods sold by Holding or any of its Subsidiaries or other regulatory action, Holding shall give notice thereof to Agents and provide such other information as may be reasonably available to it to enable Agents and their counsel to evaluate such matters; and

            (xvii) with reasonable promptness, such other information and data with respect to Holding or any of its Subsidiaries as from time to time may be reasonably requested by Administrative Agent or any Lender.

            5.2 Corporate Existence, etc.

            Subject to subsection 6.7, Holding and Borrower will at all times preserve and keep in full force and effect their respective corporate existence and rights and franchises material to its respective business and those of each of its respective Subsidiaries.

            5.3 Payment of Taxes and Claims; Tax Consolidation

            A. Each Loan Party will, and will cause each of its Subsidiaries to, pay or cause to be paid all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its franchises, business, income or property before any material penalty accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a material Lien upon any of its properties or assets, prior to the time when any material penalty or fine shall be incurred with respect thereto; provided that so long as no property or assets (other than money for such charge or claim and the interest or penalty accruing thereon) of Holding or Borrower or any of their respective Subsidiaries is in danger of being lost or forfeited as a result thereof, no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

            B. Each Loan Party will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated federal income tax return with any Person other than Holding or any of its Subsidiaries.

            5.4 Maintenance of Properties; Insurance

            Each Loan Party will maintain or cause to be maintained in good repair, working order and condition (ordinary wear and tear excepted) all material properties used in the business of such Loan Party and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. Holding and its Subsidiaries will maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to its properties and business and the properties and business of its Subsidiaries against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such types (including, without limitation, product liability, bodily injury and business interruption insurance) and in such amounts as are customarily carried under similar circumstances by such other corporations. Each such policy of insurance shall provide for at least thirty
(30) days prior written notice to Administrative Agent of any modification or cancellation of such policies. Upon the Restatement Effective Date and each anniversary thereof, Holding and its Subsidiaries shall submit to Administrative Agent an Officers' Certificate setting forth in detail the type and amount of insurance maintained pursuant to this subsection which shall not be less than the type and amount maintained on the Restatement Effective Date.

            5.5 Inspection; Lender Meeting

            Holding and its Subsidiaries shall permit any authorized representatives designated by any Agent or Lender to visit and inspect any of the properties of Holding and its Subsidiaries, including its and their financial and accounting records, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all upon reasonable notice and at reasonable times during normal business hours and as often as may be reasonably requested. Without in any way limiting the foregoing, Borrower will participate in an annual meeting of Agents and Lenders to be held at such place and time as may be agreed to by Borrower and Agents; provided that there shall be no such annual meeting during Fiscal Year 1997. Agents and Lenders shall hold all non-public information obtained pursuant to this subsection 5.5 and identified by Borrower as confidential in accordance with its and their customary procedures for handling confidential information of this nature.

            In addition to, and not in limitation of, the immediately preceding paragraph, a representative designated by Agents shall, at Borrower's expense, and after reasonable notice and during normal business hours, be permitted to audit and monitor Borrower's Inventory, Accounts Receivable and other assets and liabilities in order to, among other things, verify the calculation of the Borrowing Base.

            5.6 Equal Security for Obligations; No Further Negative Pledges

            A. If Holding or any of its Subsidiaries shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens excepted by the provisions of subsection 6.2, unless Agents and Requisite Lenders shall otherwise consent in writing, it shall make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other


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

Indebtedness thereby secured as long as any such Indebtedness shall be secured; provided that notwithstanding the foregoing, this covenant shall not be construed as a consent by any Lender to any creation or assumption of any such Lien not permitted by the provisions of subsection 6.2.

            B. Except with respect to specific property encumbered to secure payment of particular Indebtedness, neither Holding nor any of its Subsidiaries shall enter into any agreement (other than the Subordinated Debt Documents and, with respect to lease receivables, the Lease Portfolio Documents, the LaSalle Documents and the documents pursuant to which Indebtedness permitted under subsection 6.1(xii) is incurred) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired.

            5.7 Compliance with Laws, etc.

            Holding and its Subsidiaries shall comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including, without limitation, all Environmental Laws), noncompliance with which could reasonably be expected to result in a Material Adverse Effect.

            5.8 Real Property Security

            If Holding or any of its Subsidiaries shall after the Restatement Effective Date acquire a fee or leasehold interest in any real property such Person shall promptly cause such fee interest, and use its reasonable best efforts to cause such leasehold interest to be subjected to a Mortgage in favor of Collateral Agent for the benefit of Administrative Agent and Lenders pursuant to documentation of the type described in subsection 3.1H for the Fee Collateral.

            5.9 Environmental Disclosure and Inspection

            (i) Holding shall, and shall cause each of its Subsidiaries and their Facilities to comply and shall use its reasonable efforts to cause
      (a) their respective employees, agents, contractors and subcontractors,
      (b) all tenants under any lease or occupancy agreement affecting any portion of the Facilities and (c) all other Persons on or occupying such property, to comply with all Environmental Laws.

            (ii) Holding and Borrower shall promptly advise Administrative Agent and Lenders in writing and in reasonable detail of (a) any Release of any Hazardous Material required to be reported to any federal, state or local governmental or regulatory agency under all applicable Environmental Laws,
      (b) any and all written communications with respect to Environmental Claims or any Release of Hazardous Material required to be reported to any federal, state or local governmental or regulatory agency, (c) any remedial action taken by Holding, Borrower or, to the extent Holding or any of its Subsidiaries has any such knowledge, any other Person in response to (1) any Hazardous Material on, under or about any Facility, the existence of which could reasonably be expected to result in a Material Adverse Effect or (2) any Environmental Claim that could reasonably be expected to result in a Material Adverse Effect, (d) Holding's or any of its Subsidiaries' discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Facility that could cause such Facility or any part thereof to be classified as "border-zone property" or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws, and (e) any request for information from any governmental agency that indicates such agency is investigating whether Holding or its Subsidiaries may be potentially responsible for a Release of Hazardous Materials.

            (iii) Holding and Borrower shall promptly notify Administrative Agent and Lenders of any proposed acquisition of stock, assets, or property by Holding or its Subsidiaries, that could reasonably be expected to expose Holding or its Subsidiaries to, or result in, Environmental Claims that could reasonably be expected to result in a Material Adverse Effect and any proposed action to be taken by Holding or its Subsidiaries to commence operations that could reasonably be expected to subject Holding or its Subsidiaries to additional laws, rules or regulations related to Hazardous Materials or environmental matters covered by Environmental Laws, including, without limitation, laws, rules and regulations requiring additional environmental permits or licenses.

            (iv) Holding and Borrower shall, at their own expense, provide copies to Administrative Agent and Lenders of such documents or information to which Holding or any of its Subsidiaries has access as Administrative Agent or Requisite Lenders may reasonably request in relation to any matters disclosed pursuant to this subsection 5.9.

            5.10 Hazardous Materials; Remedial Action

            A. Holding and Borrower shall, and shall cause its Subsidiaries, (i) to store, use, dispose and transport any Hazardous Materials in compliance with all applicable Environmental Laws and (ii) promptly to take any and all necessary remedial action in response to the Release of any Hazardous Materials on, under or about any Facility. In the event Holding or any of its Subsidiaries undertakes any remedial action with respect to any Hazardous Material on, under or about any Facility, Holding or such Subsidiary shall conduct and complete such remedial action in compliance with all applicable Environmental Laws, and in accordance with the policies, orders and directives of all federal, state and local governmental authorities except when Holding's or such Subsidiary's liability for such


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

presence, storage, use, disposal, transportation or discharge of any Hazardous Material is being contested in good faith by Holding or such Subsidiary.

            B. Holding shall not and shall not permit its Subsidiaries to install or permit to be installed any asbestos in any property owned or leased by any of them. With respect to any asbestos currently present in such property, Holding shall and shall cause its Subsidiaries to promptly and in accordance with all applicable Environmental Laws and prudent industry practices, maintain such asbestos in good and safe condition.

            5.11 Further Assurances; New Subsidiaries; Intellectual Property

            At any time or from time to time upon the request of any Agent, Holding or Borrower, or both, shall and shall cause each of their respective Subsidiaries to execute and deliver such further documents (including without limitation, such financing statements, continuation statements or amendments thereto and such other documents and certificates as may be necessary or desirable or as any Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted under any of the Collateral Documents) and do such other acts and things as any Agent may reasonably request in order to effect fully the purposes of this Agreement and the other Loan Documents and to provide for payment of the Obligations in accordance with the terms of this Agreement and the other Loan Documents. Without limiting any of the foregoing, in the event (i) a Person becomes a Subsidiary of Holding or Borrower, after the Restatement Effective Date (provided that, as long as the LaSalle Documents or any documents approved by Requisite Lenders pursuant to which BB Capital has entered into a securitization transaction with respect to its receivables are in full force and effect, then BB Capital shall be excluded from the provisions of this Section 5.11) or (ii) Holding or any of its Subsidiaries registers any trademark, copyright or patent with any governmental authority, then, Holding and Borrower, upon the request of any Agent shall or shall cause their Subsidiaries to execute and deliver such guaranties, Collateral Documents and such other agreements, pledges, assignments in a mutually satisfactory fashion, documents and certificates (including, without limitation, any amendments to the Loan Documents) as may be necessary or desirable or as any Agent may reasonably request and do such other acts and things as any Agent may reasonably request in order to have such Subsidiary guaranty and/or secure the Obligations or have such trademark, copyright or patent secure the Obligations, as the case may be, and effect fully the purposes of this Agreement and the other Loan Documents and to provide for payment of the Obligations in accordance with the terms of this Agreement and the other Loan Documents. Borrower agrees to promptly notify Agents at such time as Borrower's pending patent applications are approved and of the patent numbers issued therefor.

            5.12 Payment of Obligations

            Holding, Borrower and each of their respective Subsidiaries shall pay their respective Obligations when the same shall become due.


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            5.13 Interest Rate Agreements

            At all times during the period from the Restatement Effective Date to the date that is two years after the Restatement Effective Date, Borrower shall maintain in effect one or more Interest Rate Agreements with respect to the Loans, in an aggregate notional principal amount of not less than $75,000,000 which Interest Rate Agreements shall have the effect of establishing a maximum interest rate of not more than 11% per annum with respect to such notional principal amount, each such Interest Rate Agreement to be in form and substance satisfactory to Agents.

            5.14 Post-Closing Covenants

            Within 90 days after the Restatement Effective Date, Borrower shall take all steps necessary or that Collateral Agent may reasonably request in order to grant in favor of Collateral Agent, for the benefit of Agents and Lenders, a first priority, perfected security interest in 66% of the Capital Stock of Blue Bird Mexico and shall deliver to Collateral Agent a legal opinion, from counsel reasonably satisfactory to Collateral Agent and in form and substance reasonably satisfactory to Collateral Agent regarding such perfected security interest.

            SECTION 6. NEGATIVE COVENANTS

            Holding and its Subsidiaries severally covenant and agree that, so long as any of the Commitments shall be in effect or any Letter of Credit is outstanding and until payment in full of all of the Loans and all other amounts owing hereunder, unless Requisite Lenders shall otherwise give prior written consent, such Person will perform all covenants in this Section 6.

            6.1 Indebtedness

            Holding and its Subsidiaries will not, and will not permit any of their respective Subsidiaries to, directly or indirectly, create, incur, assume, guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

            (i) Holding and Borrower may become and remain liable with respect to the Obligations;

            (ii) Borrower may become and remain liable with respect to the Indebtedness pursuant to the Existing Subordinated Notes (subject to the reduction in such notes pursuant to the satisfaction of subsection 3.1F) and the Subordinated Notes in an aggregate outstanding principal amount not to exceed $105,000,000 at any time or refinancings of the Subordinated Notes permitted pursuant to subsection 6.13;


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

            (iii) Borrower and its Subsidiaries may become and remain liable with respect to Indebtedness in respect of (y) Capital Leases, in an aggregate amount not to exceed $3,000,000 outstanding at anytime, provided that such Capital Leases are permitted under subsection 6.6D and (z) Indebtedness incurred to purchase, or to finance or refinance the purchase price of, personal property (excluding Inventory) used in the conduct of Holding's and any of its Subsidiaries' business, in an aggregate amount not to exceed $3,000,000 outstanding at anytime; provided that in each case the amount of the Indebtedness incurred is not greater than the fair market value plus the reasonable delivered and installed cost and related expenses of any property so financed at the time of such acquisition;

            (iv) Holding and its Subsidiaries may become and remain liable with respect to Contingent Obligations permitted by subsection 6.4;

            (v) Holding may remain liable with respect to loans permitted by subsection 6.3(iii) and Borrower may make and maintain, and Canadian Blue Bird may become and remain liable with respect to, intercompany loans permitted by subsection 6.3(iv);

            (vi) Borrower may remain liable with respect to the existing Indebtedness listed on Schedule 6.1 annexed hereto;

            (vii) Holding may become and remain liable with respect to unsecured and unguaranteed Indebtedness evidenced by the Junior Subordinated Notes;

            (viii) Borrower may become and remain liable with respect to repurchase and indemnity obligations to LaSalle National Bank as set forth in the Lease Portfolio Documents;

            (ix) In addition to the Indebtedness permitted by clauses
      (i)-(viii), Holding and Borrower may become and remain liable with respect to unsecured Indebtedness not exceeding at any one time $15,000,000 in aggregate outstanding principal amount;

            (x) BB Capital may become and remain liable with respect to Indebtedness to LaSalle National Bank incurred pursuant to the LaSalle Loan Agreement in an aggregate principal amount not to exceed $125,000,000 outstanding at any time; and

            (xi) BB Capital may become and remain liable with respect to Indebtedness related to securitization transactions incurred pursuant to documents approved by Requisite Lenders (the "Securitization Documents"); provided that the aggregate outstanding amount of any such Indebtedness does not at any time exceed $25,000,000 with respect to any individual securitization transaction and the aggregate outstanding


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

      amount of any such Indebtedness and sold receivables shall not exceed $125,000,000 at any time.

            6.2 Liens

            Holding will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset (including any document or instrument in respect of goods or accounts receivable) of Holding or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, except:

            (i) Permitted Encumbrances;

            (ii) Liens granted pursuant to the Collateral Documents;

            (iii) Liens created to secure the Indebtedness permitted pursuant to subsection 6.1(iii); provided such Liens relate solely to the property financed with such Indebtedness;

            (iv) Liens existing on the Restatement Effective Date which are listed on Schedule 6.2 annexed hereto and which relate solely to the property identified on such Schedule which secure the Indebtedness permitted pursuant to subsection 6.1(vi);

            (v) Liens in favor of Borrower created by Canadian Blue Bird pursuant to the Subsidiary Documents to secure Canadian Blue Bird's Indebtedness to Blue Bird permitted pursuant to subsection 6.3(iv)(b);

            (vi) Liens in favor of General Motors Acceptance Corporation in inventory consisting of Chevrolet and General Motors Corporation vehicles and chassis, and all additions or accessions thereto and proceeds thereof, to secure the purchase price of such inventory;

            (vii) Liens granted by Borrower pursuant to the Lease Portfolio Documents in favor of LaSalle National Bank (the "Purchaser") with respect to the buses, vehicles and other equipment subject to leases sold to the Purchaser pursuant to such Lease Portfolio Documents and with respect to funds held by Borrower as servicer under the Lease Portfolio Documents or constituting purchase price payments to be made to Borrower and retained by the Purchaser in any holdback account to secure the performance of Borrower's obligations under the Lease Portfolio Documents, in each case pursuant to and in accordance with the Lease Portfolio Documents, and any Liens in favor of the Purchaser arising as a result of any precautionary filings made by the Purchaser with respect to the Lease Portfolio sold to such Purchaser;


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

            (viii) Liens granted by Borrower on the capital stock of BB Capital to LaSalle National Bank pursuant to the LaSalle Pledge Agreement to secure Indebtedness under the LaSalle Loan Agreement permitted pursuant to subsection 6.1 (xi); and

            (ix) Liens granted by BB Capital pursuant to documents approved by Requisite Lenders to secure Indebtedness permitted pursuant to subsection 6.1(xii).

            6.3 Investments

            Holding will not, and will not permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, except:

            (i) Borrower may make and own Investments in Cash Equivalents;

            (ii) Borrower may own the existing Investments set forth on Schedule
      6.3 annexed hereto;

            (iii) Borrower may make and maintain intercompany loans to Holding to the extent permitted by subsection 6.5;

            (iv) Borrower may make and maintain Investments in intercompany loans to Canadian Blue Bird in a principal amount not to exceed $5,000,000, to the extent required for working capital purposes necessary to the operation of Canadian Blue Bird; provided that Borrower shall obtain and pledge to Collateral Agent for the benefit of Lenders promissory notes with respect to such loans which promissory notes shall be secured by a duly perfected first priority security interest in all of the real and personal property of Canadian Blue Bird and all such security interests shall be assigned and pledged to Collateral Agent for the benefit of Administrative Agent and Lenders pursuant to the Subsidiary Documents;

            (v) Holding may make and maintain loans to members of the Management Group in an aggregate principal amount not to exceed $3,200,000;

            (vi) Borrower may make and maintain Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers, in each case arising in the ordinary course of business;

            (vii) Borrower may make and maintain Investments in non-cash proceeds of Asset Sales received in accordance with the provisions of subsection 6.7 B(iii);


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

            (viii) Borrower may make and maintain Investments in lease receivables, with respect to leases originated on terms consistent with Borrower's prior practices and made the ordinary course of Borrower's business, in an aggregate amount not to exceed $40,000,000 at any one time;

            (ix) Borrower may make and maintain other Investments in an aggregate principal amount not in excess of $250,000 at any time;

            (x) Borrower may make Investments in BB Capital provided that the aggregate amounts of all such Investments, including without limitation all stock purchases, capital contributions, loans or advances, Contingent Obligations, amounts owing to Borrower which are subordinated pursuant to the terms of the LaSalle Subordination Agreement (including, to the extent applicable and without limitation, all payments for buses, other assets or services) and all advances or other credit extended by way of payment terms not granted to other non-affiliated purchasers (including without limitation discounts, holdbacks, recourse or reserves) does not exceed $12,500,000 outstanding at any time;

            (xi) Borrower may make Investments in wholly owned Subsidiaries pursuant to subsection 6.7B(i); and

            (xii) Borrower may maintain Investments in Blue Bird Mexico existing on the Restatement Effective Date and may make additional Investments in Blue Bird Mexico in an aggregate amount not to exceed $5,000,000.

            6.4 Contingent Obligations

            Holding will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or become or be liable with respect to any Contingent Obligation except:

            (i) Contingent Obligations in respect of the Obligations;

            (ii) guaranties resulting from endorsement of negotiable instruments for collection in the ordinary course of business;

            (iii) obligations of Holding under the Holding Guaranty;

            (iv) Interest Rate Agreements entered into by Borrower; provided that the aggregate notional amount with respect to such Interest Rate Agreements shall not exceed the aggregate amount of the Commitments then in effect subject to a floating rate of interest;


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

            (v) guaranties by Holding or Borrower in the ordinary course of business of Capital Leases of Borrower and its Subsidiaries;

            (vi) Contingent Obligations of Borrower described on Schedule 6.4 annexed hereto;

            (vii) guaranties by Holding of Interest Rate Agreements entered into by Borrower that are permitted by subsection 6.4(iv);

            (viii) the guaranty by Holding of Indebtedness in respect of the Existing Subordinated Notes (subject to the reduction in such notes pursuant to the satisfaction of subsection 3.1F) and the Subordinated Notes or refinancings thereof permitted pursuant to subsection 6.13; and

            (ix) in addition to the Contingent Obligations permitted by clauses
      (i)-(viii), Borrower may become and remain liable with respect to other Contingent Obligations; provided, that the maximum aggregate liability of Borrower in respect of all such Contingent Obligations shall not at any one time exceed $2,000,000.

            6.5 Restricted Junior Payments

            Holding and Borrower will not, and will not permit any of their respective Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment except:

            (i) Borrower may make interest payments in respect of Existing Subordinated Notes (subject to the reduction in such notes pursuant to the satisfaction of subsection 3.1F) in accordance with the terms of the Existing Subordinated Indenture and Subordinated Notes in accordance with the terms of the Subordinated Indenture, as such documents have been approved by Agents and Requisite Lenders, and Borrower may make principal payments, including premium (if any), in respect of the redemption or repurchase of Existing Subordinated Notes and Subordinated Notes in an aggregate amount (measured on a cumulative basis from the Restatement Effective Date) not to exceed $15,000,000 plus accrued interest thereon; provided that the aggregate amount of such principal payments, including premium, if any, shall not exceed $5,000,000 in any Fiscal Year; provided further, that if the aggregate amount of such principal payments, including premium, if any, actually made in any Fiscal Year is less than $5,000,000, the difference between (a) the amount of such principal payments, including premium, if any, actually made in such Fiscal Year and
      (b) $5,000,000 may be carried over and made in any subsequent Fiscal Year;

            (ii) Holding may repurchase Holding Common Stock held by members of the Management Group in accordance with the terms of the Subscription Agreements and Borrower may declare and pay dividends or make loans to Holding for such purpose; provided that the aggregate amount (measured on a cumulative basis from the Restatement Effective Date) of payments for such repurchases (and dividends or loans therefor) plus the amount of principal and interest paid on the Junior Subordinated Notes shall not exceed the sum of (a) $6,000,000 plus (b) the net Cash Proceeds of any Holding Common Stock sold to members of the Management Group after the Restatement Effective Date; provided, further, that the amount of payments for such repurchases, principal and interest shall not exceed $2,000,000 in the aggregate during the period from the Restatement Effective Date to the first anniversary thereof, inclusive; and

            (iii) Borrower may declare and pay dividends or make intercompany loans to Holding for the purpose of paying operating expenses of Holding arising in the ordinary course of business including, without limitation, taxes, provided that such dividends and loans shall not exceed $300,000 in the aggregate per Fiscal Year; and

            (iv) Borrower may make payments on or about the Restatement Effective Date to holders of Existing Subordinated Notes in connection with the Refinancing on the terms and in the amounts disclosed in writing to Agents and the Lenders prior to the Restatement Effective Date; and

            (v) Borrower may exchange the Subordinated Notes for registered subordinated notes with substantially identical terms and in accordance with the terms of the Registration Rights Agreement.

provided that immediately prior to and immediately after giving effect to any Restricted Junior Payment permitted by this subsection 6.5, no Event of Default or Potential Event of Default exists or will exist.

            Holding and Borrower will not, nor will they permit any of their respective Subsidiaries to, deposit any funds for the purpose of making any Restricted Junior Payment with a trustee, paying agent or registrar or other payment intermediary more than three Business Days prior to the date such payment is due or 30 days prior to the date such payment is due in respect of the refinancing of the Subordinated Debt.

            6.6 Financial Covenants

            A. Minimum Consolidated EBITDA

            Holding and its Subsidiaries shall not permit Consolidated EBITDA as of the last day of each of the Fiscal Quarters shown below for the four consecutive Fiscal Quarter period ended on such date to be less than the correlative amount indicated:


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

                                                   Minimum
   Fiscal Quarter                             Consolidated EBITDA
   --------------                             -------------------

Fiscal Year 1997

First Fiscal Quarter                             $53,000,000
Second Fiscal Quarter                             54,000,000
Third Fiscal Quarter                              54,000,000
Fourth Fiscal Quarter                             56,000,000

Fiscal Year 1998

First Fiscal Quarter                              57,000,000
Second Fiscal Quarter                             57,000,000
Third Fiscal Quarter                              58,000,000
Fourth Fiscal Quarter                             60,000,000

Fiscal Year 1999

First Fiscal Quarter                              61,000,000
Second Fiscal Quarter                             61,000,000
Third Fiscal Quarter                              62,000,000
Fourth Fiscal Quarter                             65,000,000

Fiscal Year 2000

First Fiscal Quarter                              65,000,000
Second Fiscal Quarter                             66,000,000
Third Fiscal Quarter                              68,000,000
Fourth Fiscal Quarter                             70,000,000

Fiscal Year 2001

First Fiscal Quarter                              71,000,000
Second Fiscal Quarter                             72,000,000
Third Fiscal Quarter                              74,000,000
Fourth Fiscal Quarter                             77,000,000


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

Fiscal Year 2002

First Fiscal Quarter                              77,000,000
Second Fiscal Quarter                             77,000,000
Third Fiscal Quarter                              77,000,000
Fourth Fiscal Quarter                             77,000,000

Fiscal Year 2003

First Fiscal Quarter                              77,000,000
Second Fiscal Quarter                             77,000,000
Third Fiscal Quarter                              77,000,000
Fourth Fiscal Quarter                             77,000,000

            B. Maximum Leverage Ratio

            Holding and its Subsidiaries shall not permit the ratio of (i) Consolidated Funded Debt of Holding and its Subsidiaries on a consolidated basis, to (ii) Consolidated EBITDA for the four consecutive Fiscal Quarter period ended on the last day of each of the Fiscal Quarters shown below to exceed the correlative ratios indicated:

    Fiscal Quarter                     Maximum Leverage Ratio
    --------------                     ----------------------

Fiscal Year 1997

First Fiscal Quarter                         5.10 to 1.00
Second Fiscal Quarter                        5.10 to 1.00
Third Fiscal Quarter                         5.00 to 1.00
Fourth Fiscal Quarter                        4.80 to 1.00

Fiscal Year 1998

First Fiscal Quarter                         4.75 to 1.00
Second Fiscal Quarter                        4.65 to 1.00
Third Fiscal Quarter                         4.50 to 1.00
Fourth Fiscal Quarter                        4.30 to 1.00

Fiscal Year 1999

First Fiscal Quarter                         4.25 to 1.00
Second Fiscal Quarter                        4.10 to 1.00
Third Fiscal Quarter                         3.95 to 1.00
Fourth Fiscal Quarter                        3.70 to 1.00


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

Fiscal Year 2000

First Fiscal Quarter                         3.60 to 1.00
Second Fiscal Quarter                        3.50 to 1.00
Third Fiscal Quarter                         3.35 to 1.00
Fourth Fiscal Quarter                        3.15 to 1.00

Fiscal Year 2001

First Fiscal Quarter                         3.00 to 1.00
Second Fiscal Quarter                        2.85 to 1.00
Third Fiscal Quarter                         2.70 to 1.00
Fourth Fiscal Quarter                        2.55 to 1.00

Fiscal Year 2002

First Fiscal Quarter                         2.55 to 1.00
Second Fiscal Quarter                        2.55 to 1.00
Third Fiscal Quarter                         2.55 to 1.00
Fourth Fiscal Quarter                        2.55 to 1.00

Fiscal Year 2003

First Fiscal Quarter                         2.55 to 1.00
Second Fiscal Quarter                        2.55 to 1.00
Third Fiscal Quarter                         2.55 to 1.00
Fourth Fiscal Quarter                        2.55 to 1.00

            C. Minimum Interest Coverage Ratio

            Holding and its Subsidiaries shall not permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Cash Interest Expense as of the last day of each of the Fiscal Quarters shown below for the four consecutive Fiscal Quarter period ended on the last day of each of the Fiscal Quarters set forth below to be less than the correlative ratio indicated:


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

                                                 Minimum Interest
     Fiscal Quarter                               Coverage Ratio
     --------------                               --------------

Fiscal Year 1997

First Fiscal Quarter                                1.85 to 1.00
Second Fiscal Quarter                               1.85 to 1.00
Third Fiscal Quarter                                1.85 to 1.00
Fourth Fiscal Quarter                               1.85 to 1.00

Fiscal Year 1998

First Fiscal Quarter                                1.90 to 1.00
Second Fiscal Quarter                               1.90 to 1.00
Third Fiscal Quarter                                1.90 to 1.00
Fourth Fiscal Quarter                               1.95 to 1.00

Fiscal Year 1999

First Fiscal Quarter                                2.00 to 1.00
Second Fiscal Quarter                               2.05 to 1.00
Third Fiscal Quarter                                2.10 to 1.00
Fourth Fiscal Quarter                               2.20 to 1.00

Fiscal Year 2000

First Fiscal Quarter                                2.25 to 1.00
Second Fiscal Quarter                               2.30 to 1.00
Third Fiscal Quarter                                2.40 to 1.00
Fourth Fiscal Quarter                               2.50 to 1.00

Fiscal Year 2001

First Fiscal Quarter                                2.60 to 1.00
Second Fiscal Quarter                               2.65 to 1.00
Third Fiscal Quarter                                2.75 to 1.00
Fourth Fiscal Quarter                               2.90 to 1.00


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

Fiscal Year 2002

First Fiscal Quarter                                2.90 to 1.00
Second Fiscal Quarter                               2.90 to 1.00
Third Fiscal Quarter                                2.90 to 1.00
Fourth Fiscal Quarter                               2.90 to 1.00

Fiscal Year 2003

First Fiscal Quarter                                2.90 to 1.00
Second Fiscal Quarter                               2.90 to 1.00
Third Fiscal Quarter                                2.90 to 1.00
Fourth Fiscal Quarter                               2.90 to 1.00

            D. Maximum Consolidated Capital Expenditures

            Holding and its Subsidiaries shall not permit Consolidated Capital Expenditures to exceed in any Fiscal Year the amount set forth below for such Fiscal Year (the "Capital Expenditure Amount"):

                                  Capital
                                Expenditure
    Fiscal Year                   Amount
    -----------                 -----------
      1997                      $6,500,000
      1998                       6,750,000
      1999                       7,000,000
      2000                       7,250,000
      2001                       7,700,000
      2002                       8,000,000
      2003                       9,000,000

; provided that if any portion of the Capital Expenditure Amount permitted to be incurred in any Fiscal Year (the "Reference Period") has not been incurred within such Reference Period (the amount of unutilized Consolidated Capital Expenditures being referred to as the "Unutilized Amount"), Holding and its Subsidiaries may, in the Fiscal Year immediately following the Reference Period, make additional Consolidated Capital Expenditures in an amount not to exceed the lesser of (i) the Unutilized Amount and (ii) 10% of the Capital Expenditure Amount in respect of the Reference Period.


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

            6.7 Restriction on Fundamental Changes

            A. Other than as permitted by subsection 6.7B, neither Holding nor any of its Subsidiaries may, without the consent of Requisite Lenders, acquire or create any Subsidiaries or convey, sell, lease, sublease or transfer any of its assets to any Subsidiaries.

            B. Neither Holding, nor any of its Subsidiaries will enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), issue any Preferred Stock or convey, sell, exchange, lease, sub-lease, transfer or otherwise dispose of, in one transaction or a series of related transactions, all or any substantial part of its business, property or fixed assets or all or any portion of the stock or beneficial ownership, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person except:

            (i) subject to the provisions of subsection 6.12, Borrower may acquire assets or 100% of the Capital Stock of one or more other Persons; provided that amounts paid for an acquisition pursuant to this subsection 6.7B(i) shall not count as Consolidated Capital Expenditures for purposes of determining compliance with subsection 6.6D; provided further that (a) the aggregate consideration (whether Cash or non-cash and including all assumption of Indebtedness) for such acquisitions (measured on a cumulative basis from the Restatement Effective Date) shall not exceed $15,000,000, (b) in the case of the acquisition of Capital Stock of another Person, (i) such Person shall become a Subsidiary of Borrower and execute all documents and take all actions required pursuant to subsection 5.11, (2) Borrower may not make any additional Investments in such Subsidiary, unless permitted by subsection 6.3 and (c) all liabilities of such Subsidiary shall be non-recourse to Borrower;

            (ii) Borrower may sell, exchange or otherwise dispose of assets in Asset Sale transactions; provided that (a) any Asset Sale is made for the fair market value of such assets and for at least eighty-five percent (85%) cash, (b) the Net Cash Proceeds of Asset Sale of each such Asset Sale are applied in conformity with subsection 2.5 and (c) the balance of the sale price not received in cash is pledged to Collateral Agent pursuant to the Borrower Security Agreement; and, provided, further, that in any Fiscal Year, Borrower and its Subsidiaries may not sell, exchange or otherwise dispose of assets in Asset Sale transactions having a fair market or book value in excess of $500,000 in any one or more related transactions without the prior written consent of Requisite Lenders;


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

            (iii) a Subsidiary of Borrower acquired pursuant to subsection 6.7B(i) may be merged or consolidated with or into Borrower, or be liquidated, wound up or dissolved; provided, that in the case of such a merger or consolidation, Borrower shall be the continuing or surviving corporation; and

            (iv) Borrower may sell buses and leases to BB Capital (x) on terms and conditions that are no more favorable to BB Capital than those which BB Capital could obtain from a non-affiliated third party seller in an arms-length transaction for similar buses and related equipment or leases or (y) pursuant to documents and on terms approved by Requisite Lenders.

            6.8 Sales and Leasebacks

            Holding and its Subsidiaries will not directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, of any property (whether real or personal or mixed) whether now owned or hereafter acquired, (i) that Holding or its Subsidiaries has sold or transferred or is to sell or transfer to any other Person, or (ii) that Holding or its Subsidiaries intends to use for substantially the same purpose as any other property that has been or is to be sold or transferred by Holding or any such Subsidiary to any Person in connection with such lease.

            6.9 Sale or Discount of Receivables

            Holding and its Subsidiaries will not, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, notes or accounts receivable; provided, that notwithstanding this subsection 6.9, Borrower may sell, transfer or assign its lease receivables (x) pursuant to, and in accordance with the terms of, the Lease Portfolio Documents,
(y) in transactions the terms and conditions of which are substantially similar to, and which are no less favorable to Borrower than, those of the Lease Portfolio Documents or (z) to BB Capital pursuant to a transaction permitted under subsection 6.7B; provided further, that BB Capital may sell, transfer or assign its lease receivables pursuant to securitization documents approved by Requisite Lenders.

            6.10 Transactions with Shareholders and Affiliates

            Holding and its Subsidiaries will not, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity securities of Holding or Borrower or with any Affiliate of Holding or Borrower or of any such holder, as the case may be, on terms that are less favorable to Holding or that Subsidiary, as the case may be, than those that might be


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obtained at the time from Persons who are not such a holder or Affiliate;
provided that with respect to any transaction or series of related transactions involving aggregate payments or value equal to or greater than $1,000,000, Borrower shall have delivered an officer's certificate to Administrative Agent certifying that such transaction or series of related transactions comply with the provisions of this subsection 6.10 and, with respect to any transaction or series of transactions involving aggregate payments or value equal to or greater than $5,000,000, further certifying that such transaction or series of transactions have been approved by a majority of the Board of Directors of Borrower, including a majority of the disinterested directors of the Board of Directors of Borrower. For the purposes of the foregoing, a director of the Borrower shall not be considered "interested" with respect to a transaction solely by virtue of being a director of the other party to such transaction. Borrower shall be deemed to have complied with the foregoing provisions if it has obtained a written opinion from an Independent Financial Advisor stating that the terms of such transaction or series of transactions are fair to Holding or Subsidiary, as the case may be, from a financial point of view. The foregoing restrictions shall not apply to (i) payment of Transaction Costs and payments permitted under subsection 6.5, (ii) any transaction between Borrower and any of its wholly-owned Subsidiaries (other than BB Capital) or between any of its wholly-owned Subsidiaries (other than BB Capital), (iii) customary fees paid to members of the Boards of Directors of Borrower and its Subsidiaries, (iv) reasonable financial advisory arrangements for services rendered by Merrill Lynch or any of its Affiliates to Borrower or any of its Subsidiaries, (v) arms-length transactions in the ordinary course of business with other companies managed by MLCP or Stonington Partners, Inc., (vi) transactions between Borrower and BB Capital expressly permitted by this Agreement or (vii) allocation of tax benefits in accordance with the terms of the Tax Allocation Agreement.

            6.11 Disposal of Subsidiary Stock

            Except as permitted by subsection 6.7 or as required by the Collateral Documents, a Loan Party will not,

            (i) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity securities of (or warrants, rights or options to acquire shares or other equity securities of) any of its Subsidiaries, except to qualify directors if required by applicable law; or

            (ii) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other securities of (or warrants, rights or options to acquire shares or other securities of) such Subsidiary, except to Borrower or to qualify directors if required by applicable law.


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            6.12 Conduct of Business; Limitations on Subsidiaries

            A. Neither Borrower nor any of its Subsidiaries (other than the Guatemalan Subsidiaries) will engage in any business other than the manufacture and sale of school buses, commercial buses, recreational vehicles and chassis and operations substantially similar or incidental to such business, including transactions with respect to lease receivables pursuant to the Lease Portfolio Documents; provided that BB Capital may purchase buses and leases from Borrower to the extent permitted by subsection 6.7B(v), may originate lease receivables in accordance with Borrower's past practices and procedures (including, without limitation, Borrower's credit standards), and may finance such lease receivables to the extent permitted by Section 6.9. Borrower will continue to originate any lease receivables in accordance with practices and procedures, including, without limitation, credit standards, consistent with its past practices and procedures. Holding shall engage only in the business of holding the shares of stock of Borrower.

            B. The Guatemalan Subsidiaries shall not engage in any business, own or hold any assets, or incur any Indebtedness, Contingent Obligations or other obligations or liabilities whatsoever. Neither Holding nor any of its Subsidiaries shall incur any Indebtedness, Contingent Obligations or other obligations or liabilities whatsoever on behalf of, or with respect to, the Guatemalan Subsidiaries. Holding's and its Subsidiaries' aggregate Investments in the Guatemalan Subsidiaries shall not exceed $15,000.

            6.13 Amendments or Waivers of Certain Documents; Changes Relating to
                 Subordinated Debt

            A. Neither Holding nor any of its Subsidiaries will agree to any amendment, amendment and restatement, supplement or other modification to, or waive any of its rights under, the Related Agreements without the consent of Requisite Lenders; provided, that this subsection 6.13A shall not govern any amendments, amendment and restatements, supplements, modifications, waivers or other matters relating to any Subordinated Debt or to any Subordinated Debt Documents that are governed by subsection 6.13B.

            B. Neither Holding nor any of its Subsidiaries will agree to any amendment, modification or supplement to, or waive any of its rights under, the terms of any Subordinated Debt or of any Subordinated Debt Document, or (except as permitted pursuant to subsection 6.5) make any payment the effect of which is to amend or change the terms of any Subordinated Debt or Subordinated Debt Document without the consent of Requisite Lenders; provided, that, notwithstanding the foregoing, Holding and its Subsidiaries may agree to amend any provisions of the Subordinated Debt or Subordinated Debt Documents (i) to cure any ambiguity, to


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correct or supplement any provision therein which may be defective or inconsistent with any other provision of such Subordinated Debt or Subordinated Debt Documents, (ii) to comply with the Trust Indenture Act of 1939, (iii) to make modifications of a technical or clarifying nature which are no less favorable to the Lenders than the provisions of the Subordinated Debt and Subordinated Debt Documents in effect on the Restatement Effective Date or (iv) to eliminate or make less restrictive any covenant contained in the Subordinated Debt Documents; provided that no amendment pursuant to this clause (iv) shall result in any provisions which are less favorable to the Lenders than the provisions contained in the Subordinated Debt Documents on the Restatement Effective Date.

            C. Neither Holding nor any of its Subsidiaries will defease, or make any payments the effect of which is to defease (whether pursuant to the defeasance provisions of the Subordinated Debt or otherwise and including without limitation any covenant defeasance), the Subordinated Debt in whole or in part, without in each case obtaining the written consent of Requisite Lenders.

            6.14 Designation of Senior Indebtedness.

            Neither Holding nor any of its Subsidiaries will, without obtaining the prior written consent of Requisite Lenders, enter into any agreements or instruments creating or evidencing Indebtedness if such agreements or instruments specifically designate such Indebtedness to be "Designated Senior Indebtedness" under any of the Subordinated Debt Documents (or any comparable provision of any refinancing agreement entered into in respect thereof).


            SECTION 7. GUARANTY OF HOLDING

            7.1 Guaranty by Holding

            As consideration for Lenders agreeing to enter into this Agreement and extend the Commitments hereunder, Holding hereby unconditionally and irrevocably guaranties the due and punctual payment when due (whether by required prepayment, declaration, demand or otherwise) (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a)) of all Obligations of Borrower (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Borrower, would accrue on such Obligations whether or not such interest would be an allowable claim in such proceeding). For purposes of this Section 7, Holding is referred to as a "Guarantor" and the obligations of Holding under this subsection 7.1 are referred to as the "Guaranty."


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            7.2 Terms of Guaranty

            The Guarantor agrees that the Obligations of the Borrower may be extended or renewed, and the Loans repaid and reborrowed in whole or in part, without notice or further assent from it, and that it will remain bound upon this Guaranty notwithstanding any extension, renewal or other alteration of any such Obligation or repayment and reborrowing of the Loans.

            The Guarantor waives presentation of, demand of, payment from and protest of any Obligation of Borrower and also waives notice of protest for nonpayment. The obligations of the Guarantor under this Guaranty shall not be affected by, and the Guarantor hereby waives its rights (to the extent permitted by law) in connection with:

            (a) the failure of any Agent or any Lender to assert any claim or demand or to enforce any right or remedy against the Borrower under the provisions of this Agreement or any other agreement or otherwise,

            (b) any extension or renewal of any provision thereof,

            (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement or any instrument executed pursuant hereto,

            (d) the release of any of the security held by any Agent or any Lender for the Obligations of the Borrower,

            (e) the failure of any Agent or any Lender to exercise any right or remedy against any other guarantor of the Obligations of Borrower,

            (f) any Agent or any Lender taking and holding security or collateral for the payment of this Guaranty, any other guaranties of the Obligations or other liabilities of Borrower and the Obligations guarantied hereby, and exchanging, enforcing, waiving and releasing any such security or collateral,

            (g) any Agent or any Lender applying any such security or collateral and directing the order or manner of sale thereof as Collateral Agent in its discretion may determine, or

            (h) any Agent or any Lender settling, releasing, compromising, collecting or otherwise liquidating the Obligations and any security or collateral therefor in any manner determined by such Agent or such Lender.


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            The Guarantor further agrees that this Guaranty constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be had by any Agent or any other Person to any of the security held for payment of the Obligations of Borrower or to any balance of any deposit account or credit on the books of Collateral Agent, Administrative Agent or any other Person in favor of Borrower or any other Person.

            The obligations of the Guarantor under this Guaranty shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations, discharge of Borrower from the Obligations in a bankruptcy or similar proceeding or otherwise. Without limiting the generality of the foregoing, the obligations of the Guarantor under this Guaranty shall not be discharged or impaired or otherwise affected by the failure of Collateral Agent, Administrative Agent or any Lender to assert any claim or demand or to enforce any remedy under this Agreement or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations of Borrower, or by any other act or thing or omission or delay to do any other act or thing that may or might in any manner or to any extent vary the risk of the Guarantor or would otherwise operate as a discharge of the Guarantor as a matter of law or equity.

            The Guarantor acknowledges that all or a portion of the Obligations may in the future be secured by deeds of trust, deeds to secure debt or mortgages covering certain interests in real property and authorizes Collateral Agent, at its sole option, without notice or demand and without affecting the liability of the Guarantor under this Guaranty, to foreclose the deeds of trust and mortgages and the interests in real property secured thereby by non-judicial or other sale, and the Guarantor hereby waives any defense to the recovery by Collateral Agent, Administrative Agent or any Lender against the Guarantor of any deficiency after such sale, and the Guarantor expressly waives any defense or benefits that may be derived from statutes and laws relating thereto.

            Collateral Agent may, at its election, foreclose on any security held by Collateral Agent by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, or exercise any other right or remedy Collateral Agent may have against Borrower or any security without affecting or impairing in any way the liability of the Guarantor hereunder except to the extent the Obligations have been paid. The Guarantor waives any defense arising out of such election by Collateral Agent, even though such election operates to impair or extinguish


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any right of reimbursement or subrogation or other right or remedy of the
Guarantor against Borrower or any security.

            The Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation of Borrower is rescinded or must otherwise be restored by Administrative Agent, Collateral Agent or any Lender upon the bankruptcy or reorganization of Borrower or otherwise.

            The Guarantor further agrees, in furtherance of the foregoing and not in limitation of any other right that Administrative Agent, Collateral Agent or any Lender may have at law or in equity against the Guarantor by virtue hereof, upon the failure of Borrower to pay any of its Obligations when and as the same shall become due (whether by required prepayment, declaration, demand or otherwise), the Guarantor will forthwith pay, or cause to be paid, in cash, to Administrative Agent an amount equal to the sum of the unpaid principal amount of such Obligations, accrued and unpaid interest on such Obligations and all other Obligations of Borrower to Administrative Agent, Collateral Agent or such Lender.

            Guarantor hereby irrevocably waives any rights which it may acquire against Borrower by way of right of subrogation.

            In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon any failure of Borrower to pay its Obligations when due (whether by required prepayment, declaration, demand or otherwise), each Lender, or Administrative Agent with respect to any Obligation owed under the Letters of Credit, and any Affiliate of any of them, is hereby authorized by Guarantor at any time or from time to time, without notice to Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time owing by any Lender or any subsequent holder of any Note, or Administrative Agent with respect to any Obligation owed under the Letters of Credit, or any Affiliate of any of them, to or for the credit or the account of Guarantor against and on account of the obligations and liabilities of Guarantor to any Lender, or Administrative Agent with respect to any Obligation owed under the Letters of Credit, or any Affiliate of any of them, under this Agreement, this Guaranty or the Letters of Credit including but not limited to, all claims of any nature or description arising out of or connected with this Agreement, this Guaranty or the Letters of Credit or any of the other Loan Documents irrespective of whether or not (a) Lenders, or Administrative Agent with respect to any Obligation owed under the Letters of Credit, or any Affiliate of any of them, shall have made any demand hereunder or (b) Lenders, or Administrative Agent with respect to any


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Obligation owed under the Letters of Credit, or any Affiliate of any of them, shall have declared the principal of and interest on the Loans or the Letters of Credit and other amounts due hereunder or under the other Loan Documents to be due and payable as permitted by Section 8.

            SECTION 8. EVENTS OF DEFAULT

            IF any of the following conditions or events ("Events of Default") shall occur and be continuing:

            8.1 Failure to Make Payments When Due

            Failure to pay any installment of principal of any Loan when due, whether at stated maturity, by declaration or acceleration, by notice of prepayment, by required prepayment or otherwise; or failure to pay any interest on any Loan or any other amount due under this Agreement (including, without limitation, any payment with respect to reimbursement of amounts drawn under Letters of Credit) within five (5) days after the date due; or

            8.2 Default in Other Agreements

            Failure of Holding or Borrower or any of their respective Subsidiaries to pay when due (i) any principal or interest on any item or items of Indebtedness (other than Indebtedness referred to in subsection 8.1) in an individual or aggregate principal amount of $2,500,000 or more, or (ii) any one or more Contingent Obligations in an individual or aggregate principal amount of $2,500,000 or more, in each case beyond the end of any period prior to which the obligee is prohibited from accelerating payment thereunder; or

            Breach or default of Holding or Borrower or any of their respective Subsidiaries with respect to any other term of (i) any evidence of any item or items of Indebtedness in an individual or aggregate principal amount of $2,500,000 or more or any one or more Contingent Obligations in an individual or aggregate principal amount of $2,500,000 or more, or (ii) any loan agreement, mortgage, indenture or other agreement relating thereto, with respect to Indebtedness with an aggregate principal amount of $2,500,000 or more, if, in the case of either clause (i) or clause (ii) of this paragraph, the effect of such failure, default or breach is then to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation (or a trustee on behalf of such holder or holders) then to cause, that Indebtedness or Contingent Obligation to become or be declared due prior to its stated maturity (or the stated maturity of any underlying obligation, as the case may be); or


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            8.3 Breach of Certain Covenants

            Failure of Holding or Borrower to perform or comply with any term or condition contained in subsections 2.5A(ii), 2.6, 5.2, 5.6, 5.8, or Section 6; or

            8.4 Breach of Warranty

            Any representation, warranty, certification or other statement made by any Loan Party in any Loan Document or in any statement or certificate at any time given by such Loan Party in writing pursuant hereto or in connection herewith shall be false in any material respect on the date as of which made; or

            8.5 Other Defaults Under Agreement or Loan Documents

            Holding or Borrower shall default in the performance of or compliance with any term contained in this Agreement or the other Loan Documents other than those referred to above in subsections 8.1, 8.3 or 8.4 and such default shall not have been remedied or waived within thirty (30) days after receipt by Holding or Borrower, as the case may be, of notice from Administrative Agent of any such default; or

            8.6 Involuntary Bankruptcy; Appointment of Receiver, etc.

            (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Holding, Borrower, Canadian Blue Bird, BB Capital or any of their respective material Subsidiaries in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable Federal or state law; or

            (ii) an involuntary case is commenced against Holding, Borrower, Canadian Blue Bird, BB Capital or any of their respective material Subsidiaries under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Holding, Borrower, Canadian Blue Bird, BB Capital or any of their respective material Subsidiaries, or over all or a substantial part of its property, shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of Holding, Borrower, Canadian Blue Bird, BB Capital or any of their respective material Subsidiaries for all or a substantial part of its property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of Holding, Borrower, Canadian Blue Bird, BB Capital or any of their respective material Subsidiaries, and the continuance of any such event in clause (ii) for sixty (60) days unless dismissed, bonded or discharged; or


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            8.7 Voluntary Bankruptcy; Appointment of Receiver, etc.

            (i) Holding, Borrower, Canadian Blue Bird, BB Capital or any of their respective material Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Holding, Borrower, Canadian Blue Bird, BB Capital or any of their respective material Subsidiaries shall make any assignment for the benefit of creditors; or

            (ii) the inability or failure of Holding, Borrower, Canadian Blue Bird, BB Capital or any of their respective material Subsidiaries, or the admission by Holding, Borrower, Canadian Blue Bird, BB Capital or any of their respective material Subsidiaries in writing of its inability, to pay its debts as such debts become due; or the Board of Directors of Holding, Borrower, Canadian Blue Bird, BB Capital or any of their respective material Subsidiaries (or any committee thereof) adopts any resolution to approve or otherwise authorizes any of the actions referred to in clause (i) or this clause (ii); or

            8.8 Judgments and Attachments

            (i) Any money judgment, writ or warrant of attachment, or similar process involving in any individual case an amount in excess of $3,000,000 (exclusive of any amount which is fully and adequately covered by insurance and with respect to which the insurer has acknowledged in writing its coverage) shall be entered or filed against Holding or Borrower or any of their respective Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

            (ii) Holding or any of its Subsidiaries shall enter into any voluntary settlement of litigation or claim in an amount, in any individual case, in excess of $3,000,000 (exclusive of any amount which is fully and adequately covered by insurance and with respect to which the insurer has acknowledged its coverage in writing); or

            8.9 Dissolution


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            Any order, judgment or decree shall be entered against Holding or
Borrower or any of their respective Subsidiaries decreeing the dissolution or split up of Holding or Borrower or that of their respective Subsidiaries and such order shall remain undischarged or unstayed for a period in excess of sixty
(60) days; or

            8.10 Employee Benefit Plans

            There occurs one or more ERISA Events which individually or in the aggregate results in or is reasonably expected to result in liability of Holding or any of its Subsidiaries in excess of $1,000,000 during the term of this Agreement; or there exists an excess of aggregated accumulated benefit obligations, as defined in Statement of Financial Accounting Standards No. 87 (the "ABO"), over the aggregate total fair market value for all Pension Plans (excluding for purposes of such computation each Pension Plan with respect to which the fair market value of the assets exceeds the ABO and each Pension Plan in which no employees of Holding or any of its Subsidiaries have ever participated as an employee of Holding or any of its Subsidiaries) which exceeds the greater of (a) ten percent (10%) of the aggregated ABO and (b) $5,000,000 for a period of thirty (30) consecutive days; or

            8.11 Invalidity of Guaranties

            Any guaranty of the Obligations, including the Holding Guaranty, for any reason, other than the satisfaction in full of all Obligations and termination of this Agreement, ceases to be in full force and effect or is declared to be null and void, or any guarantor, including Holding, denies that it has any further liability, including, without limitation, with respect to future advances by Lenders, under any guaranty or gives notice to such effect; or

            8.12 Change in Control

            (i) Any Person or related group of Persons (including a "group" as such term is used in Section 13(d)(3) of the Exchange Act but excluding MLCP and its Affiliates) owns or controls more than 30% of the common stock or 30% of the voting power of Holding entitled to vote for the election of members of the board of directors of Holding or (ii) any Person or related group of Persons (including a "group" as such term is used in Section 13(d)(3) of the Exchange
Act) owns or controls a greater percentage of the common stock or of the voting power of Holding entitled to vote for the election of members of the board of directors of Holding than MLCP and its Affiliates or (iii) Holding shall cease to own and control at least 100% of the common stock and 100% of the voting power of Borrower entitled to vote for the election of members of the board of directors of Borrower or (iv) a change shall occur in the Board of Directors of Holding so that a majority of the Board of Directors of Holding ceases to consist of the individuals who constituted the Board of Directors of Holding


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on the Restatement Effective Date (or individuals whose election or nomination for election was approved by a vote of at least 66-2/3% of the directors then in office who either were directors on the Restatement Effective Date or whose election or nomination for election was previously so approved); or

            8.13 Impairment of Collateral

            (i) A judgment creditor of Holding or Borrower or any of their respective Subsidiaries shall obtain possession of any substantial portion of the collateral under the Collateral Documents by any means, including, without limitation, levy, distraint, replevin or self-help, (ii) any substantial portion of the Collateral shall be taken by eminent domain or condemnation, (iii) any of the Collateral Documents shall cease for any reason to be in full force and effect, or any party thereto shall purport to disavow its obligations thereunder or shall declare that it does not have any further obligations thereunder or shall contest the validity or enforceability thereof or Lenders shall cease to have a valid and perfected first priority security interest in any Collateral therein, or (iv) Lenders' security interests or Liens on the Collateral under the Collateral Documents shall become otherwise impaired or unenforceable; or

            8.14 Default Under Subordinated Debt Documents

            Failure of Borrower or any obligee of the Subordinated Debt to comply with the subordination provisions contained in the Subordinated Debt Documents;

THEN (i) upon the occurrence of any Event of Default described in the foregoing subsections 8.6 or 8.7(i), each of (a) the unpaid principal amount of and accrued interest on the Loans, (b) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any Letter of Credit shall have presented or be entitled to present, the drafts and other documents required to draw under the Letter of Credit), and (c) all other Obligations, shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Holding and its Subsidiaries and the obligation of Administrative Agent to make any Swing Line Loan, the obligation of each Lender to make any Loan, and the obligation of each Issuing Lender to issue any Letter of Credit shall thereupon terminate and (ii) upon the occurrence and during the continuance of any other Event of Default, Requisite Lenders may, by written notice to Borrower, declare all or any portion of the amounts described in clause (a) through (c) above to be, and the same shall forthwith become, immediately due and payable, together with accrued interest thereon, and the obligation of Administrative Agent to make any Swing Line Loan, the obligation of each Lender to make any Loan and the obligation of each Issuing Lender to issue any Letter of Credit shall thereupon terminate; provided, that the foregoing shall not affect in any way the obligations of Lenders to make Working


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Capital Loans to reimburse drawings under Letters of Credit as provided in subsection 2.9C or the right of Administrative Agent to cause Lenders to make Working Capital Loans in order to repay Swing Line Loans as provided in subsection 2.2B. So long as any Letter of Credit shall remain outstanding, any amounts described in clause (b) above with respect to Letters of Credit, when received by the Issuing Lender, shall be held by the Issuing Lender, pursuant to such documentation as the Issuing Lender shall request, as cash collateral for the obligation of Borrower to reimburse the Issuing Lender in the event of any drawing under such Letters of Credit, and so much of such funds shall at all times remain on deposit as cash collateral as aforesaid as shall equal the maximum amount available at any time for drawing under all Letters of Credit (the "Maximum Available Amount"); provided that in the event of cancellation or expiration of any Letter of Credit or any reduction in the Maximum Available Amount, the Issuing Lender shall apply the difference between the cash collateral held by the Issuing Lender immediately prior to such cancellation, expiration or reduction and the Maximum Available Amount immediately after such cancellation, expiration or reduction first to the payment of any outstanding Obligations, and second to the payment to whomsoever shall be lawfully entitled to receive such funds.

            Notwithstanding anything contained in the foregoing paragraph, if at any time within 30 days after acceleration of the maturity of any Loan, Holding or Borrower shall pay all arrears of interest and all payments on account of the principal which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement or the Notes) and all Events of Default and Potential Events of Default (other than non-payment of principal of and accrued interest on the Loans and the Notes and payments of amounts referred to clauses (a), (b) and (c) above, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 10.7, then Requisite Lenders, by written notice to Administrative Agent and Borrower, may at their option rescind and annul the acceleration and its consequences and return to Borrower any amounts held pursuant to the cash collateral arrangement referred to above as cash collateral in respect of the amounts described in clause (b) above; but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon.

            Administrative Agent agrees to use its reasonable best efforts to promptly notify LaSalle National Bank, as purchaser under the Lease Portfolio Documents, of any Event of Default pursuant to this Section 8; provided, however, that any failure by Administrative Agent to notify LaSalle National Bank shall be of no consequence or effect whatsoever and Administrative Agent shall have no liability whatsoever to LaSalle National Bank or to any other Person whatsoever for any failure to notify LaSalle National Bank.


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            SECTION 9. ADMINISTRATIVE AGENT; SYNDICATION AGENT

            9.1 Appointment

            Bankers is hereby appointed Administrative Agent hereunder by each Lender. Merrill Lynch is hereby appointed Syndication Agent hereunder by each Lender. Each Lender hereby authorizes each Agent to act hereunder and under the other instruments and agreements referred to herein (including, without limitation, the Collateral Documents) as its agents hereunder and thereunder. Each Agent agrees to act as such upon the express conditions contained in this
Section 9 and in the Collateral Documents. The provisions of this Section 9 are solely for the benefit of Agents and Lenders, and neither Holding nor any of its Subsidiaries shall have any rights as a third party beneficiary of any of the provisions hereof. In performing their functions and duties under this Agreement, Agents shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Holding or any of its Subsidiaries.

            9.2 Powers; General Immunity

            A. Duties Specified. Each Lender irrevocably authorizes each Agent to take such action on such Lender's behalf and to exercise such powers hereunder and under the other instruments and agreements referred to herein (including, without limitation, the Collateral Documents) as are specifically delegated to such Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified with respect to such Agent in this Agreement and the Collateral Documents and it may perform such duties by or through its agents or employees. The duties of Agents shall be mechanical and administrative in nature; no Agent shall have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or the other instruments and agreements referred to herein except as expressly set forth herein or therein. No Lender designated as a co-agent shall have any fiduciary relationship with any Agent, any other Lender or any Loan Party nor any additional obligations under this Agreement by reason of such designation.

            B. No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement, any other Loan Document or the Notes or Letters of Credit, or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement


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

or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by any Agent to Lenders or by or on behalf of Holding or any of its Subsidiaries to Administrative Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans.

            C. Exculpatory Provisions. No Agent nor any of their respective officers, directors, employees or agents shall be liable to Lenders for any action taken or omitted hereunder or in connection herewith (including, without limitation, any act or omission under the Collateral Documents) unless caused by its or their gross negligence or willful misconduct. If any Agent shall request instructions from Lenders with respect to any act or action (including the failure to take an action) in connection with this Agreement, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from Requisite Lenders or, to the extent such action requires the consent of all Lenders pursuant to the express terms of this Agreement, all Lenders. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Holding or any of its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting under this Agreement or the other instruments and agreements referred to herein in accordance with the instructions of Requisite Lenders. Each Agent shall be entitled to refrain from exercising any power, discretion or authority vested in them under this Agreement or the other instruments and agreements referred to herein unless and until they have obtained the instructions of Requisite Lenders.

            D. Agents Entitled to Act as Lenders. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans, each Agent shall each have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder and the term "Lender" or any similar term shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Each Agent and their Affiliates may accept deposits


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from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Holding or any Affiliate of Holding as if it were not performing the duties specified herein, and may accept fees and other consideration from Holding or any of its Subsidiaries for services in connection with this Agreement and otherwise without having to account for the same to Lenders, except as required by subsection 2.4.

            9.3 Representations and Warranties; No Responsibility For Appraisal
                of Creditworthiness

            Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Holding and its Subsidiaries in connection with the making of the Loans hereunder and has made and shall continue to make its own appraisal of the creditworthiness of Holding and its Subsidiaries. No Agent shall have any duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto whether coming into their possession before the making of the Loans or any time or times thereafter and no Agent shall have any responsibility with respect to the accuracy of or the completeness of the information provided to Lenders.

            9.4 Right to Indemnity

            Each Lender, proportionately to its Pro Rata Share, severally agrees to indemnify each Agent to the extent such Agent shall not have been reimbursed by Holding or its Subsidiaries, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in performing its duties hereunder, in any way relating to or arising out of this Agreement; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

            9.5 Registered Persons Treated as Owner

            Administrative Agent may deem and treat the Persons listed as Lenders in the Register as the owner of the corresponding Loan listed therein for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have


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been filed with Administrative Agent and recorded in the Register. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, transferee or assignee of the corresponding Loan.

            9.6 Collateral Documents and Intercreditor Agreements; Appointment
                of Collateral Agent

            Each Lender, Administrative Agent and Syndication Agent hereby appoints Bankers as Collateral Agent and authorizes Collateral Agent, as such agent, to act as such under the Collateral Documents and the Intercreditor Agreements. Each Lender, Administrative Agent and Syndication Agent hereby further authorizes Collateral Agent to enter into the Collateral Documents and the Intercreditor Agreements on behalf of and for the benefit of Lenders, Administrative Agent and Syndication Agent and agrees to be bound by the terms of the Collateral Documents and the Intercreditor Agreements; provided that Collateral Agent shall not enter into or consent to any amendment, modification, termination or waiver of any provision contained in any Collateral Document or any Intercreditor Agreement without the prior written consent of Administrative Agent and Requisite Lenders. Each Lender, Administrative Agent and Syndication Agent agrees that no Lender, Administrative Agent or Syndication Agent shall have any right individually to realize upon the security granted by the Collateral Documents, it being understood and agreed that such rights and remedies may be exercised by Collateral Agent for the benefit of Lenders, Administrative Agent, Syndication Agent and the other parties benefitted by the Intercreditor Agreement in accordance with the terms of such agreements. Each Lender, Administrative Agent and Syndication Agent hereby authorizes Collateral Agent to release Collateral as permitted or required under this Agreement, the Collateral Documents or the Intercreditor Agreements, and agrees that a certificate executed by Collateral Agent evidencing such release of Collateral shall be conclusive evidence of such release as to any third party.

            9.7 Successor Administrative Agents

            Administrative Agent may resign at any time by giving written notice thereof to Lenders and Borrower, and Administrative Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Borrower and Administrative Agent and signed by Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five (5) days notice to Borrower, to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by Requisite Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or Requisite Lenders'


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removal of the retiring Administrative Agent then, upon five days' notice to
Borrower, the retiring Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent, which shall be a Lender, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as an Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent and the retiring or removed Administrative Agent shall be discharged from its duties and obligations as Administrative Agent, under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Administrative Agent, as the case may be, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

            SECTION 10. MISCELLANEOUS

            10.1 Representation of Lenders

            Each Lender hereby represents that it is a commercial lender, financial institution or entity that would qualify as an Eligible Assignee which makes loans in the ordinary course of its business and that it will make any Loan for its own account in the ordinary course of such business and that, subject to subsection 10.2, the disposition of evidence of Indebtedness held by that Lender shall at all times be within its exclusive control.

            10.2 Assignments and Participations in Loans and Letters of Credit

            (a) General. Subject to subsection 10.2(b), each Lender shall have the right at any time to (i) sell, assign or transfer to any Eligible Assignee, or (ii) sell participations to any Person in, all or any part of its Commitments or any Loan or Loans made by it or its Letters of Credit or participations therein or any other interest herein or in any other Obligations owed to if; provided that no such sale, assignment or transfer described in clause (i) above shall be effective unless and until an Assignment Agreement effecting such sale, assignment or transfer shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.2(b)(ii); provided further that no such sale, assignment, transfer or participation of any Letter of Credit or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Working Capital Loan Commitment and the Working Capital Loans of the Lender effecting such sale, assignment, transfer or participation. Except as otherwise provided in this subsection


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10.2, no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of, or any granting of participations in, all or any part of its Commitments or the Loans, the Letters of Credit or participations therein, or the other Obligations owed to such Lender.

            (b) Assignment.

            (i) Amounts and Terms of Assignments. Each Commitment, Loan, Letter of Credit or participation in any Letter of Credit or in any Swing Line Loan, or other Obligation may (a) be assigned in any amount to another Lender, or to an Affiliate of the assigning Lender or another Lender, with the giving of notice to Borrower and Administrative Agent or (b) be assigned in an aggregate amount of not less than $5,000,000 (or such lesser amount as shall constitute the aggregate amount of the Commitments, Loans, Letters of Credit and participations in any amount Letter of Credit or in any Swing Line Loan, and other Obligations of the assigning Lender) to any other Eligible Assignee, with the consent of Borrower and Administrative Agent (which consent of Company and Agent shall not be unreasonably withheld or delayed). To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its Commitments, Loans, Letters of Credit or participations therein, or other Obligations of the portion thereof so assigned. The parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with a processing and recordation fee of, $3,500 and such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Administrative Agent pursuant to subsection 2.10. Upon such execution, delivery, acceptance and recordation, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination of this Agreement under subsection 10.10) and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto); provided that, anything contained in any of the Loan Documents to the contrary notwithstanding, if such Lender is the Issuing Lender with respect to any outstanding Letters of Credit such Lender shall continue to have all rights and obligations of an Issuing Lender with respect to such Letters of Credit until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder). The Commitments hereunder shall be modified to reflect the Commitment of such assignee and any


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remaining Commitment of such assigning Lender and, if any such assignment occurs after the issuance of the Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Administrative Agent for cancellation, and thereupon new Notes shall be issued to the assignee and to the assigning Lender, substantially in the form of Exhibit IV, Exhibit V, Exhibit VI or Exhibit VII annexed hereto, as the case may be, with appropriate insertions, to reflect the new Commitments and/or outstanding Term Loans, as the case may be, of the assignee and/or the assigning Lender.

            (ii) Acceptance by Administrative Agent; Recordation in Register. Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in subsection 10.2(i) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Agent pursuant to subsection 2.10, Administrative Agent shall, if Administrative Agent and Borrower have consented to the assignment evidenced thereby (in each case to the extent such consent is required pursuant to subsection 10.2(b)(i), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment), (b) record the information contained therein in the Register, and (c) give prompt notice thereof to Borrower. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 10.2(b)(ii).

            (c) Participations. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the scheduled final maturity date of any portion of the principal amount of or the postponement of the date of payment of interest on any Loan allocated to such participation (it being understood that changes in interim amortization amounts or dates are not extensions of scheduled final maturity dates), or the extension of the stated expiration date beyond the Maturity Date of any Letter of Credit allocated to such participation, or (ii) a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation (other than any waiver of any increase in the interest rate applicable to the Loans pursuant to subsection 2.3E), and all amounts payable by Borrower (including without limitation amounts payable to such Lender pursuant to subsections 2.7, 2.8 and 2.9) shall be determined as if such Lender had not sold such participation. Borrower and each Lender hereby acknowledge and agree that, solely for purposes of subsections 10.3 and 10.4,
(a) any participation will give rise to a direct obligation of Borrower to the Participant and (b) the participant shall be considered to be a "Lender".


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

            (d) Assignments to Federal Reserve Banks. In addition to the assignments and participations permitted under the foregoing provisions of this subsection 10.2, any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulations A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank; provided that (i) no Lender shall, as between Borrower and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

            10.3 Expenses

            Whether or not the transactions contemplated hereby shall be consummated, Holding and its Subsidiaries jointly and severally agree to promptly pay (i) all the actual and reasonable costs and expenses of Agents for the preparation of the Loan Documents and all the costs of furnishing all opinions by counsel for Holding and its Subsidiaries (including, without limitation, any opinions reasonably requested by any Agent as to any legal matters arising hereunder), and of Holding's and its Subsidiaries' performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with, (ii) the reasonable fees, expenses and disbursements of counsel to Agents (including allocated costs of internal counsel) in connection with the negotiation, syndication, preparation, execution and administration of this Agreement, the Loan Documents, the Loans and Letters of Credit hereunder, and any amendments and waivers hereto, (iii) all the actual costs and expenses of creating and perfecting Liens in favor of Lenders contemplated by this Agreement and the other Loan Documents, including filing and recording fees and expenses, mortgage or similar taxes, title insurance, title report and work charges, reasonable fees and expenses of counsel for providing such opinions as any Agent may reasonably request and reasonable fees and expenses of legal counsel to Agents, (iv) all other actual and reasonable out-of-pocket expenses incurred by Agents in connection with the negotiation, preparation, execution and administration of this Agreement, the Loan Documents, the Subordinated Debt Documents and the other Related Agreements, the making and conversion of the Loans hereunder and the issuance of the Letters of Credit and other extensions of credit hereunder and the syndication of such Loans and Letters of Credit, and (v) after the occurrence of an Event of Default, all costs and expenses (including reasonable fees of legal counsel to Agents, including allocated costs of internal counsel and costs of settlement) incurred by Agents and Lenders in enforcing any Obligations of or in collecting any payments due from Holding or any of its Subsidiaries hereunder or the Letters of Credit or of any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or of any insolvency or bankruptcy proceeding.


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            10.4 Indemnity

            In addition to the payment of expenses pursuant to subsection 10.3, whether or not the transactions contemplated hereby shall be consummated, Holding and its Subsidiaries jointly and severally agree to indemnify, pay and hold Agents and Lenders, and the officers, directors, employees, agents, and affiliates of Agents and Lenders and such holders (collectively called the "Indemnitees") harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees) in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto, that may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of, the Refinancing, this Agreement or the other Loan Documents, the statements contained in the commitment letter, Lenders' agreement to make and convert the Loans and other extensions of credit and Lenders' agreements to purchase participations therein as provided herein, or the use or intended use of the proceeds of any of the Loans or other extensions of credit hereunder or in any way relating to or resulting from the actions of Holding, Borrower, any of their respective Subsidiaries, MLCP (the "Indemnified Liabilities"); provided that neither Holding nor any of its Subsidiaries shall have any obligation to an Indemnitee hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct, all as determined by a final judgment of a court of competent jurisdiction; provided further that all indemnification obligations of Holding and Borrower pursuant to the Existing Credit Agreement shall survive the amendment and restatement of the Existing Credit Agreement pursuant to this Agreement. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Holding and its Subsidiaries shall each contribute the maximum portion that it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

            10.5 Set Off

            In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default, each Lender, upon the consent of Administrative Agent and Requisite Lenders, is hereby authorized by Holding and any of its Subsidiaries at any time or from time to time, without notice to Holding or any of its Subsidiaries, or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured but not including trust accounts) and any other Indebtedness at any time held or owing by


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that Lender to or for the credit or the account of Holding or any of its
Subsidiaries, against and on account of the obligations and liabilities of Holding or any of its Subsidiaries to that Lender under this Agreement or with respect to the Letters of Credit, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement or with respect to the Letters of Credit or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans, Notes or any Obligations with respect to the Letters of Credit, and other amounts due hereunder shall have become due and payable pursuant to Section 8 and although said obligations and liabilities, or any of them, may be contingent or unmatured.

            10.6 Ratable Sharing

            Lenders each agree among themselves that if any of them shall, through the exercise of any right of counterclaim, set-off, banker's lien or otherwise or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal and interest then due with respect to the Loans and the amounts due to that Lender in respect of facility fees or commitment fees hereunder (collectively, the "Aggregate Amounts Due" to such Lender), which is greater than the proportion received by any other Lender in respect to the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify each other Lender and Administrative Agent of such receipt and (ii) purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the Aggregate Amounts Due shall be shared by the Lenders in proportion to the Aggregate Amounts Due them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to that Lender to the extent of such recovery, but without interest. Holding and each of its Subsidiaries expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Holding or any of its Subsidiaries to that holder.

            10.7 Amendments and Waivers

            A. No amendment, modification, termination or waiver of any provision of this Agreement or of the Notes, or consent to any departure by Holding or Borrower therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that no such amendment, modification, termination, waiver or consent shall, without the consent of each Lender (with Obligations directly affected in the case of the following clause(i)): (i) extend the scheduled final maturity of any Loan or Note, or extend the stated expiration date of any Letter of Credit


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beyond the Maturity Date or reduce the rate of interest (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to subsection 2.3E) or fees thereon, or extend the time of payment of interest or fees thereon, or reduce the principal amount thereof, (ii) release all or substantially all of the Collateral or from the Holding Guaranty except as expressly provided in the Loan Documents, (iii) amend, modify, terminate or waive any provision of this subsection 10.7, (iv) reduce the percentage specified in the definition of Requisite Lenders (it being understood that, with the consent of the Requisite Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Requisite Lenders on substantially the same basis as the extensions of Term Loans and Working Capital Loan Commitments are included on the Restatement Effective Date) or (v) consent to the assignment or transfer by Borrower or Holding of any of its rights and obligations under this Agreement; provided further that no such amendment, modification, termination or waiver shall (1) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that amendments, modifications or waivers of conditions precedent, covenants, Potential Events of Default or Events of Default or of a mandatory reduction in the Commitments shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender); (2) without the consent of Administrative Agent, amend, modify, terminate or waive any provision of subsection 2.2B or any other provision of this Agreement relating to the Swing Line Commitment or the Swing Line Loans; (3) without the consent of the Requisite Class Lenders of each Class which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Requisite Class Lenders), amend the definition of Requisite Class Lenders or alter the required application of any prepayments or repayments (or commitment reduction), as between the Classes pursuant to subsection 2.4 (although the Requisite Lenders may waive, in whole or in part, any such prepayment, repayment or commitment reduction so long as the application, as between the Classes, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered); (4) without the consent of Requisite Class Lenders of the respective Class, waive or reduce any scheduled repayment pursuant to subsection 2.1D; (5) no amendment, modification, termination or waiver relating to the obligations of Revolving Lenders relating to the purchase of participations in Letters of Credit shall be effective without the written concurrence of each Issuing Lender having a Letter of Credit then outstanding or which has not been reimbursed for a drawing under a Letter of Credit issued by Administrative Agent and of Administrative Agent;
(6) without the consent of Administrative Agent or Collateral Agent, amend, modify, terminate or waive any provision of this Agreement as the same applies to the rights or obligations of Administrative Agent or Collateral Agent, as applicable; or (7) without the consent of Syndication Agent, amend, modify, terminate or waive any provision of this Agreement as the same applies to the rights or obligations of Syndication Agent.

            B. If, in connection with any proposed amendment, modification, termination or waiver to any of the provisions of this Agreement or the Notes as contemplated by clauses (i) through (v) of the first proviso of subsection 10.7A, the consent of the Requisite Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clause (i) or
(ii) below, to either (i) replace each such non-consenting Lender or Lenders with one or more proposed Lenders satisfactory to Administrative Agent (a "Replacement Lender") so long as at the time of such replacement, each such Replacement Lender consents to the proposed amendment, modification, termination or waiver, or (ii) terminate such non-consenting Lender's Commitments and repay in full in cash its outstanding Loans, accrued and unpaid interest and other amounts due and payable to such Lender; provided that unless the Commitments that are terminated and the Loans that are repaid pursuant to the preceding clause (ii) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to the preceding clause (ii), the Requisite Lenders (determined before giving effect to the proposed actions) shall specifically consent thereto; provided further that Borrower shall not have the right to terminate such Lender's Working Capital Loan Commitment and repay in full in Cash its outstanding Loans pursuant to clause (ii) of this subsection 10.7B if, immediately after the termination of such Lender's Working Capital Loan Commitment, the Working Capital Loan Exposure of all Lenders would exceed the Working Capital Loan Commitments of all Lenders; provided still further, that Borrower shall not have the right to replace a Lender solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to subsection 10.7A.

            C. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Holding or Borrower in any case shall entitle Holding or Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.7 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Holding or Borrower, on Holding or Borrower, as the case may be.

            10.8 Independence of Covenants

            All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

            10.9 Notices

            Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by United States mail or courier service and shall be deemed to have been given when delivered in person, receipt of telecopy or four Business Days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed; provided that notices to Administrative Agent shall not be effective until received. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this subsection 10.9) shall be as set forth under each party's name on the signature pages hereof.

            10.10 Survival of Warranties and Certain Agreements

            A. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, and the conversion of Loans on the Restatement Effective Date and the making of the Loans hereunder.

            B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrower set forth in subsections 2.7E, 2.7H, 2.8, 2.9E, 2.9G, 2.9H, 10.3, 10.4 and 10.5 and the agreements of Lenders set forth in subsections 9.2C, 9.4, 10.5 and 10.6 shall survive the payment of the Loans and the reimbursement obligations under the Letters of Credit and the termination of this Agreement.

            10.11 Failure or Indulgence Not Waiver; Remedies Cumulative

            No failure or delay on the part of any Lender or any holder of any
Note in the exercise of any power, right or privilege hereunder or under the Notes shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement or the Notes are cumulative to, and not exclusive of, any rights or remedies otherwise available.

            10.12 Severability

            In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

            10.13 Obligations Several; Independent Nature of Lenders' Rights

            The obligation of each Lender hereunder is several, and no Lender shall be responsible for the obligation or commitment of any other Lender hereunder. Nothing contained in this Agreement and no action taken by Lenders pursuant hereto shall be deemed to constitute Lenders to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

            10.14 Headings; Table of Contents

            Section and subsection headings in this Agreement and the table of contents are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

            10.15 Applicable Law

            THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

            10.16 Successors and Assigns; Subsequent Holders of Notes

            This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. The terms and provisions of this Agreement shall inure to the benefit of any assignee of the Loans, and in the event of such transfer or assignment, the rights and privileges herein conferred upon Lenders shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. Neither Holding's or any of its Subsidiaries' rights nor any interest therein hereunder may be assigned without the written consent of all Lenders. Lenders' rights of assignment are subject to subsection 10.2.

            10.17 Consent to Jurisdiction and Service of Process

            ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST HOLDING OR ANY OF ITS SUBSIDIARIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OBLIGATION MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN NEW YORK, NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT HOLDING AND EACH OF ITS SUBSIDIARIES ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR SUCH OBLIGATION. Holding and each of its Subsidiaries designates and appoints C T Corporation System and such other Persons as may hereafter be selected by Holding and each of its Subsidiaries irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by Holding and each of its Subsidiaries to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to Holding and each of its Subsidiaries at its address provided in the applicable signature page hereto, except that unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of process. If any agent appointed by Holding and each of its Subsidiaries refuses to accept service, Holding and each of its Subsidiaries hereby agree that service upon it by mail shall constitute sufficient notice. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Agent or Lender to bring proceedings against Holding and each of its Subsidiaries in the courts of any other jurisdiction.

            10.18 Waiver of Jury Trial

            HOLDING, BORROWER, EACH AGENT AND EACH LENDER HEREBY MUTUALLY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrower, Administrative Agent and each Lender each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement, and that each will continue to rely on the waiver in their related future dealings. Holding, Borrower, Administrative Agent and each Lender further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE LOAN DOCUMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS OR THE LETTERS OF CREDIT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

            10.19 Counterparts; Effectiveness

            This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt of written or telephonic notification of such execution and authorization of delivery thereof by Borrower and Administrative Agent.


              [Remainder of page intentionally left blank]

            WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.


                                    BLUE BIRD BODY COMPANY


                                    By: /s/ Paul E. Glaske
                                        ----------------------------
                                    Title: President and Chairman

                                    Notice Address:

                                    Blue Bird Body Company
                                    P.O. Box 7839
                                    3920 Arkwright Road
                                    Macon, GA 31210
                                    Attention: Paul Glaske



                                    BLUE BIRD CORPORATION


                                    By: /s/ Paul E. Glaske
                                        ----------------------------
                                    Title: President and Chairman

                                    Notice Address:

                                    Blue Bird Corporation
                                    P.O. Box 7839
                                    3920 Arkwright Road
                                    Macon, GA 31210
                                    Attention: Paul Glaske

                                    With a copy to:

                                    Stonington Partners
                                    767 Fifth Avenue
                                    New York, New York 10153
                                    Attention: Alexis Michas

                                    BANKERS TRUST COMPANY,
                                    individually and as Administrative Agent


                                    By: /s/ Mary Jo Jolly
                                        ----------------------------
                                    Title: Assistant Vice President

                                    Notice Address:

                                    Bankers Trust Company
                                    130 Liberty, 14th Fl.
                                    New York, New York  10006
                                    Attention: Mary Jo Jolly

                                    With a copy to:

                                    Bankers Trust Company
                                    300 South Grand Avenue,
                                    41st Floor
                                    Los Angeles, California 90071
                                    Attention: Cristie Sheffield

                                    MERRILL LYNCH & CO., as
                                    Syndication Agent


                                    By:  /s/ Edward Crook
                                         ________________________________
                                    Title: Managing Director

                                    Notice Address:

                                    World Financial Center
                                    North-7th Floor
                                    New York, New York 10281
                                    Attention: Edward Crook

                                    MERRILL LYNCH CAPITAL
                                    CORPORATION


                                    By:  /s/ Edward Crook
                                        _________________________________
                                    Title: Vice President

                                    Notice Address:

                                    Merrill Lynch Capital Corporation
                                    World Financial Center
                                    North-7th Floor
                                    New York, New York 10281
                                    Attention: Edward Crook

                                    ABN AMRO BANK NV, Atlanta Agency


                                    By:  /s/ Steven Hipsman/Larry Kelley
                                        --------------------------------------
                                    Title: Vice President/Group Vice President

                                    Notice Address:

                                    ABN AMRO
                                    One Ravinia Drive, Suite 1200
                                    Atlanta, GA 30346
                                    Attention: Patrick Thom


                                    ALLSTATE INSURANCE COMPANY


                                    By:  /s/ Patricia W. Wilson
                                        ----------------------------
                                    Title: Authorized Signatory
                                           Assistant Vice President

                                    By:  /s/ Ronald A. Mendel
                                        ----------------------------
                                    Title: Authorized Signatory

                                    Notice Address:

                                    Allstate Insurance Company
                                    3075 Sanders Road, Suite G3A
                                    Northbrook, IL 60062
                                    Attention: Tom Napholz


                                    AMSOUTH BANK OF ALABAMA


                                    By:  /s/ Alan D. Lot
                                        ----------------------------
                                    Title: Vice President

                                    Notice Address:

                                    AmSouth Bank of Alabama
                                    1900 5th Avenue North, 7th Fl.
                                    Birmingham, AL 35203

                                    Attention: Alan D. Lot

                                    BANK OF AMERICA ILLINOIS


                                    By:  /s/ John P. Hesselmann
                                        ----------------------------
                                    Title: Senior Vice President

                                    Notice Address:

                                    Bank of America Illinois
                                    231 S. LaSalle Street, 6th Fl.
                                    Chicago, IL 60697
                                    Attention: Mark D. Cordes


                                    BANK OF TOKYO - MITSUBISHI TRUST
                                    COMPANY


                                    By: /s/ Victor Bulzacchelli
                                        ----------------------------
                                    Title: Vice President

                                    Notice Address:

                                    Bank of Tokyo - Mitsubishi Trust Company
                                    1251 Avenue of Americas, 12th Fl.
                                    New York, NY 10020
                                    Attention: Joel Makowsky

                                    CIBC INC.


                                    By: /s/ Roger Colden
                                        ----------------------------
                                    Title: Director


                                    Notice Address:

                                    CIBC Inc.
                                    2 Paces West
                                    2727 Paces Ferry Rd.
                                    Suite 1200
                                    Atlanta, GA 30339
                                    Attention: Ken Auchter

                                    COMPAGNIE FINANCIERE DE CIC ET
                                    DE L'UNION EUROPEENNE


                                    By: /s/ Brian O'Leary/Sean Mounier
                                        --------------------------------------
                                    Title: Vice President/First Vice President

                                    Notice Address:

                                    Compagnie Financiere de CIC et de
                                    L'Union Europeenne
                                    520 Madison Avenue, 37th Fl.
                                    New York, NY 10022
                                    Attention: Brian O'Leary


                                    CORESTATES BANK, N.A.


                                    By: /s/ S. Scott Gates
                                        ----------------------------
                                    Title: Assistant Vice President

                                    Notice Address:

                                    CoreStates Bank, N.A.
                                    1339 Chestnut Street
                                    Widener Building, 11th Fl.
                                    P.O. Box 7618
                                    Philadelphia, PA 19107
                                    Attention: Scott Gates

                                    CREDITANSTALT - BANKVEREIN


                                    By: /s/ Robert M. Biringer
                                        ----------------------------
                                    Title: Executive Vice President


                                    By: /s/ Carl G. Drake
                                        ----------------------------
                                    Title: Senior Associate

                                    Notice Address:

                                    Creditanstalt-Bankverein
                                    Two Ravinia Drive, Suite 1680
                                    Atlanta, GA  30346
                                    Attention: Carl G. Drake


                                    THE FUJI BANK,  ATLANTA  AGENCY


                                    By: /s/ Toshihiro Mitsui
                                        ------------------------------
                                    Title: Vice-President and Manager

                                    Notice Address:

                                    The Fuji Bank, Limited
                                    Marquis One Tower
                                    245 Peachtree Center Ave, NE
                                    Suite 2100
                                    Atlanta, GA 30303
                                    Attention: David Hart

                                    BANQUE INDOSUEZ NEW YORK


                                    By:  /s/ Francoise Berthelot
                                        ----------------------------
                                    Title: Vice President


                                    By:  /s/ John Sabre
                                        ----------------------------
                                    Title: First Vice President

                                    Notice Address:

                                    Banque Indosuez
                                    Grand Cayman Island Branch
                                    1211 Avenue of the Americas
                                    New York, NY 10036-8701
                                    Attention: Francois Berthelot


                                    THE LONG-TERM CREDIT BANK OF
                                    JAPAN, LIMITED


                                    By: /s/ John J. Sullivan
                                        ----------------------------
                                    Title: Joint General Manager

                                    Notice Address:

                                    The Long-Term Credit Bank of Japan,
                                    Limited
                                    165 Broadway
                                    New York, New York 10006
                                    Attention: Edna Astuto

                                    NATIONAL BANK OF CANADA


                                    By:  /s/ William L. Benning
                                        ----------------------------
                                    Title: Vice President

                                    Notice Address:

                                    National Bank of Canada
                                    200 Galleria Parkway, Suite 800
                                    Atlanta, GA  30339
                                    Attention: William Benning



                                    NATIONSBANK,  N.A.  (SOUTH)

                                    By: /s/ Kathryn W. Robinson
                                        ----------------------------
                                    Title: Senior Vice President

                                    Notice Address:

                                    NationsBank
                                    600 Peachtree Street, N.E., 21st Fl.
                                    Atlanta, GA 30308
                                    Attention: Kathryn Robinson

                                    OAK HILL SECURITIES FUND, L.P.

                                    By: Oak Hill Securities GenPar, L.P., its
                                        General Partner

                                    By: Oak Hill Securities MGP, Inc., its
                                        General Partner


                                    By: /s/ Scott Krase
                                        ----------------------------
                                        Scott Krase
                                        Vice President

                                    Notice Address:

                                    Oak Hill Securities Fund, L.P.
                                    c/o Oak Hill Partners
                                    Park Avenue Towers
                                    65 East 55th Street
                                    New York, NY 10022
                                    Attention: Scott Krase


                                    PPM AMERICA, INC., as attorney in fact,
                                    on behalf of Jackson National Life
                                    Insurance Company


                                    By: /s/ Michael DiRe
                                        ----------------------------
                                    Title: Vice President/Head
                                           High Yield Bank Loans

                                    Notice Address:

                                    PPM America, Inc.
                                    225 West Wacker Drive, Ste. 1200
                                    Chicago, IL 60606
                                    Attention: Private Placements
                                               Michael DiRe or Guy Petrelli

                                    PROTECTIVE LIFE INSURANCE
                                    COMPANY


                                    By: /s/ Mark K. Okada
                                        -----------------------------------
                                    Title: Executive Vice President
                                           Protective Asset Management, L.L.C.

                                    Notice Address:

                                    Protective Life Insurance Company
                                    1150 Two Galleria Tower
                                    13455 Noel Rd. LB #45
                                    Dallas, TX 75240
                                    Attention: Mark Okada


                                    SUNTRUST BANK, ATLANTA


                                    By: /s/ Susan Hall
                                        ----------------------------
                                    Title: Vice President

                                    Notice Address:

                                    SunTrust Bank
                                    25 Park Place (MC075)
                                    Atlanta, GA 30303
                                    Attention:        Susan Hall


                                    VAN KAMPEN AMERICAN CAPITAL
                                    PRIME RATE INCOME TRUST


                                    By: /s/ Brian Good
                                        ----------------------------
                                    Title: Vice President

                                    Notice Address:

                                    Van Kampen American Capital
                                    One Parkview Plaza
                                    Oak Brook Terrace, IL 60181

                                    Attention: Jeffrey Maillet

                                    WACHOVIABANK OF GEORGIA,
                                    N.A.


                                    By: /s/ Kevin B. Harrison
                                        _________________________________
                                    Title: Vice President

                                    Notice Address:

                                    Wachovia Bank
                                    191 Peachtree Street, N.E. 30th Floor
                                    Atlanta, GA 30303
                                    Attention: Kevin Harrison



                                    YASUDA TRUST BANKING COMPANY


                                    By: /s/ Makoto Tagawa
                                        _________________________________
                                    Title: Deputy General Manager

                                    Notice Address:

                                    666 Fifth Avenue
                                    Suite 801
                                    New York, New York 10103
                                    Attention: Makota Tagawa

                                      EXHIBIT I

                             FORM OF NOTICE OF BORROWING



         Pursuant to that certain First Amended and Restated Credit Agreement dated as of November 15, 1996 (such agreement, as it may be amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Credit Agreement) by and among Blue Bird Corporation, a Delaware corporation ("HOLDING"), Blue Bird Body Company, a Georgia corporation ("BORROWER"), the lenders party thereto ("LENDERS"), Bankers Trust Company, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and Merrill Lynch & Co., as syndication agent (in such capacity as "SYNDICATION AGENT") this represents Borrower's request to borrow on ___________, ____ $__________ from [Lenders on a pro rata basis as [Base Rate/Eurodollar Rate] [Term/Working Capital] Loans] [Administrative Agent as Base Rate Swing Line Loans]. [The Interest Period for such Eurodollar Rate Loans is requested to be a [one/two/three/six/nine] month period]. The proceeds of such Loans are to be deposited in Borrower's account at the office of Administrative Agent located at One Bankers Trust Plaza, New York, New York.

         The undersigned officer, to the best of such officer's knowledge, and Borrower certify that (i) the representations and warranties of Borrower and Holding contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the Funding Date to the same extent as though made on and as of the Funding Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date; (ii) no Event of Default or Potential Event of Default has occurred and is continuing or will result from the proposed borrowing; (iii) Borrower and Holding have performed in all material respects all agreements and satisfied all conditions under the Credit Agreement provided to be performed by either or both of them on or before the Funding Date; (iv) after giving effect to the proposed borrowing, the Total Utilization of Working Capital Loan Commitments will not exceed the aggregate Working Capital Loan Commitments in effect on the proposed Funding Date [and the aggregate principal amount of outstanding Swing Line Loans will not exceed the Swing Line Commitment then in effect]; (v) after giving effect to the proposed borrowing, the Total Utilization of Working Capital Loan Commitments will not exceed the then applicable Borrowing Base and (vi) each of the other conditions to funding set forth in subsection 3.3B of the Credit Agreement will be satisfied on the proposed Funding Date.


DATED:  _______________


                             BLUE BIRD BODY COMPANY



                             By ____________________________
                                Title:

                                      EXHIBIT II

                            FORM OF NOTICE OF ISSUANCE OF
                                   LETTER OF CREDIT

         Pursuant to that certain First Amended and Restated Credit Agreement dated as of November 15, 1996 (such agreement, as it may be amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Credit Agreement), by and among Blue Bird Corporation, a Delaware corporation ("HOLDING"), Blue Bird Body Company, a Georgia corporation ("BORROWER"), the lenders party thereto ("LENDERS"), Bankers Trust Company, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and Merrill Lynch & Co., as syndication agent (in such capacity as "SYNDICATION AGENT"), this represents Borrower's request to have [1] issue a Letter of Credit for the account of Borrower on [2] in the face amount of $[3] with an expiration date of [4] for the benefit of [5]. [6]

         The undersigned officer, to the best of such officer's knowledge, and Borrower certify that (i) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date; (ii) no Event of Default or Potential Event of Default has occurred and is continuing under the Credit Agreement or will result from the proposed issuance of the Letter of Credit for the account of Borrower; (iii) Borrower and Holding have performed in all material respects all agreements and satisfied all conditions under the Credit

________________________

[1] Insert name of Issuing Lender.
[2] Insert proposed date of issuance of the Letter of Credit.
[3] Insert face amount of the Letter of Credit in numbers.
[4] Insert expiration date for the Letter of Credit.
[5] Insert name and address of the beneficiary of the Letter of Credit.
[6] Insert precise description of the documents and the verbatim text of the certificate to be presented by the beneficiary which, if presented prior to the expiration date of the Letter of Credit, would require the Issuing Lender to make payment under the Letter of Credit.

Agreement provided to be performed by either or both of them on or before the date hereof; (iv) after giving effect to the proposed issuance, the Total Utilization of Working Capital Loan Commitments will not exceed either the aggregate Working Capital Loan Commitments in effect on the proposed Funding Date; (v) after giving effect to the proposed issuance, the Total Utilization of Working Capital Loan Commitments will not exceed the then applicable Borrowing Base; (vi) after giving effect to the proposed issuance, the Letter of Credit Usage with respect to Standby Letters of Credit will not exceed $10,000,000, the Letter of Credit Usage with respect to Commercial Letters of Credit will not exceed $10,000,000; and (vi) each of the other conditions to the issuance of a Letter of Credit set forth in subsection 3.4 of the Credit Agreement will be satisfied on the proposed Funding Date.

DATED:  _____________________

                                  BLUE BIRD BODY COMPANY



                                  By _________________________
                                     Title:

                                     EXHIBIT III

                      FORM OF NOTICE OF CONVERSION/CONTINUATION



         Pursuant to that certain First Amended and Restated Credit Agreement dated as of November 15, 1996 (such agreement as it may be amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings assigned to those terms in the Credit Agreement) by and among Blue Bird Corporation, a Delaware corporation, Blue Bird Body Company, a Georgia corporation ("Borrower"), the lenders party thereto, Bankers Trust Company, as administrative agent for Lenders, and Merrill Lynch & Co., as syndication agent for Lenders, this represents Borrower's request to [A: convert $___________ in principal amount of presently outstanding [Base Rate/Eurodollar Rate] [Term/ Working Capital] Loans [with an Interest Period expiration date of _________, ____] to [Base Rate/Eurodollar Rate] Loans on ___________, ____.] [The Interest Period for such Eurodollar Rate Loans is requested to be a [one/two/three/six/nine] month period.] [B: continue as Eurodollar Rate Loans $___________ in principal amount of presently outstanding [Term/Working Capital] Loans with an Interest Period expiration date of ___________, ____.] [The Interest Period for such Eurodollar Rate Loans commencing on such Interest Period expiration date is requested to be a [one/two/three/six/nine] month period.] Borrower certifies that no Event of Default or Potential Event of Default has occurred and is continuing or will result from the proposed [conversion/continuation].


DATED:  _______________

                             BLUE BIRD BODY COMPANY



                             By __________________________
                                Title:

                                        III-1

                                      EXHIBIT IV

                             FORM OF TRANCHE A TERM NOTE



                                BLUE BIRD BODY COMPANY




$[1]
                                                              November 15, 1996
                                                             New York, New York


         FOR VALUE RECEIVED, BLUE BIRD BODY COMPANY, a Georgia corporation ("BORROWER"), promises to pay to the order of [2] ("PAYEE"), on or before the Expiry Date, the lesser of (x) [3] ($[1]) and (y) the unpaid aggregate principal amount of all advances converted or made by Payee to Borrower as Tranche A Term Loans under the Credit Agreement referred to below.

          Borrower also promises to pay interest on the unpaid principal amount hereof until paid at the rates, at the times and from the dates which shall be determined in accordance with the provisions of that certain First Amended and Restated Credit Agreement dated as of November 15, 1996 (such agreement, as it may be amended, amended and restated, supplemented or otherwise modified from time to time, being herein called the "CREDIT AGREEMENT"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Credit Agreement), by and among Blue Bird Corporation, a Delaware corporation, Borrower, the lenders party thereto ("LENDERS"), Bankers Trust Company, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and Merrill Lynch & Co., as syndication agent ("SYNDICATION AGENT").


----------------

[1] Insert in numbers the principal amount of Lender's Pro Rata Share of the Tranche A Term Loans.

[2]  Insert name of Lender in capital letters.

[3] Insert in words the principal amount of Lender's Pro Rata Share of the Tranche A Term Loans.

          This Note is one of Borrower's "TRANCHE A TERM NOTES" in the aggregate principal amount of $100,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of Administrative Agent located at One Bankers Trust Plaza, New York, New York or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified in writing of the transfer of this Note, Borrower and Administrative Agent shall be entitled to deem Payee or such person who has been so identified by the transferor in writing to Borrower and Administrative Agent as the holder of this Note, as the owner and holder of this Note. Each of Payee and any subsequent holder of this Note agrees by its acceptance hereof that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make notation of any payment made on this Note shall not limit or otherwise affect the obligation of Borrower hereunder with respect to payments of principal or interest on this Note.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note; provided, however, that if the day on which any payment relating to a Eurodollar Rate Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the next preceding Business Day.

          Borrower shall make principal payments on this Note on the dates and in the amounts set forth in the definition of "Scheduled Tranche A Term Loan Repayment Amount" in the Credit Agreement, and as otherwise required pursuant to the terms of the Credit Agreement; provided that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all unpaid interest thereon.

          This Note is subject to mandatory prepayment as provided in subsection 2.5A(ii) of the Credit Agreement and to prepayment at the option of Borrower as provided in subsection 2.5A(i) of the Credit Agreement.

          This Note is secured by certain assets pursuant to the Collateral Documents.

          This Note is subject to restriction on transfer or assignment as provided in subsections 10.2 and 10.16 of the Credit Agreement.

          THE CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE

INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

          No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

          Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. Borrower and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and the place first above written.


                              BLUE BIRD BODY COMPANY



                              By __________________________
                                 Title:

                                   TRANSACTIONS ON
                                 TRANCHE A TERM NOTE




                      Amount of            Outstanding
                    Principal Paid      Principal Balance   Notation
Date                   This Date            This Date        Made by
----                --------------      -----------------   --------

                                      EXHIBIT V

                             FORM OF TRANCHE B TERM NOTE


                                BLUE BIRD BODY COMPANY



$[1]
                                                             November 15, 1996
                                                            New York, New York


          FOR VALUE RECEIVED, BLUE BIRD BODY COMPANY, a Georgia corporation ("BORROWER"), promises to pay to the order of [2] ("PAYEE"), on or before the Final Maturity Date, the lesser of (x) [3] ($[1]) and (y) the unpaid aggregate principal amount of all advances made by Payee to Borrower as Tranche B Term Loans under the Credit Agreement referred to below.

          Borrower also promises to pay interest on the unpaid principal amount hereof until paid at the rates, at the times and from the dates which shall be determined in accordance with the provisions of that certain First Amended and Restated Credit Agreement dated as of November 15, 1996 (such agreement, as it may be amended, amended and restated, supplemented or otherwise modified from time to time, being herein called the "CREDIT AGREEMENT"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Credit Agreement), by and among Blue Bird Corporation, a Delaware corporation, Borrower, the lenders party thereto ("LENDERS"), Bankers Trust Company, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and Merrill Lynch & Co., as syndication agent ("SYNDICATION AGENT").

          This Note is one of Borrower's "Tranche B Term Notes" in the aggregate principal amount of $75,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

----------------

[1] Insert in numbers the principal amount of Lender's Pro Rata Share of the Tranche B Term Loans.

[2]  Insert name of Lender in capital letters.

[3] Insert in words the principal amount of Lender's Pro Rata Share of the Tranche B Term Loans.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of Administrative Agent located at One Bankers Trust Plaza, New York, New York or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified in writing of the transfer of this Note, Borrower and Administrative Agent shall be entitled to deem Payee or such person who has been so identified by the transferor in writing to Borrower and Administrative Agent as the holder of this Note, as the owner and holder of this Note. Each of Payee and any subsequent holder of this Note agrees by its acceptance hereof that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make notation of any payment made on this Note shall not limit or otherwise affect the obligation of Borrower hereunder with respect to payments of principal or interest on this Note.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note; provided, however, that if the day on which any payment relating to a Eurodollar Rate Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the next preceding Business Day.

          Borrower shall make principal payments on this Note on the dates and in the amounts set forth in the definition of "Scheduled Tranche B Term Loan Repayment Amount" in the Credit Agreement, and as otherwise required pursuant to the terms of the Credit Agreement; provided that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all unpaid interest thereon.

          This Note is subject to mandatory prepayment as provided in subsection 2.5A(ii) of the Credit Agreement and to prepayment at the option of Borrower as provided in subsection 2.5A(i) of the Credit Agreement.

          This Note is secured by certain assets pursuant to the Collateral Documents.

          This Note is subject to restriction on transfer or assignment as provided in subsections 10.2 and 10.16 of the Credit Agreement.

          THE CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

          No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

          Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. Borrower and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and the place first above written.


                              BLUE BIRD BODY COMPANY



                              By __________________________
                                 Title:

                                   TRANSACTIONS ON
                                 TRANCHE B TERM NOTE



                      Amount of            Outstanding
                    Principal Paid      Principal Balance   Notation
Date                   This Date            This Date        Made by
----                --------------      -----------------   --------

                                                       11/7/96


                                      EXHIBIT VI

                             FORM OF WORKING CAPITAL NOTE

                                BLUE BIRD BODY COMPANY


$[1]

                                                               November 15, 1996
                                                              New York, New York


          FOR VALUE RECEIVED, BLUE BIRD BODY COMPANY, a Georgia corporation ("BORROWER"), promises to pay to the order of [2] ("PAYEE"), on or before the Expiry Date, the lesser of (x) [3] ($[1]) and (y) the unpaid aggregate principal amount of all advances converted or made by Payee to Borrower as Working Capital Loans under the Credit Agreement referred to below.

          Borrower also promises to pay interest on the unpaid principal amount hereof until paid at the rates, at the times and from the dates which shall be determined in accordance with the provisions of that certain First Amended and Restated Credit Agreement dated as of November 15, 1996 (such agreement, as it may be amended, amended and restated, supplemented or otherwise modified from time to time, being herein called the "CREDIT AGREEMENT"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Credit Agreement), by and among Blue Bird Corporation, a Delaware corporation, Borrower, the lenders party thereto ("LENDERS"), Bankers Trust Company, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), Merrill Lynch & Co., as syndication agent ("SYNDICATION AGENT").

          This Note is one of Borrower's "WORKING CAPITAL NOTES" in the aggregate principal amount of $80,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were or are made and are to be repaid.

----------------

[1] Insert in numbers the principal amount of Lender's Pro Rata Share of the aggregate Working Capital Loan Commitment.

[2]  Insert name of Lender in capital letters.

[3] Insert in words the principal amount of Lender's Pro Rata Share of the aggregate Working Capital Loan Commitment.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of Administrative Agent located at One Bankers Trust Plaza, New York, New York, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified in writing of the transfer of this Note, Borrower and Administrative Agent shall be entitled to deem Payee or such person who has been so identified by the transferor in writing to Borrower and Administrative Agent as the holder of this Note, as the owner and holder of this Note. Each of Payee and any subsequent holder of this Note agrees by its acceptance hereof that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make notation of any payment made on this Note shall not limit or otherwise affect the obligation of Borrower hereunder with respect to payments of principal or interest on this Note.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note; provided, however, that if the day on which any payment relating to a Eurodollar Rate Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the next preceding Business Day.

          This Note is subject to mandatory prepayment as provided in subsection 2.5A(ii) of the Credit Agreement and to prepayment at the option of Borrower as provided in subsection 2.5A(i) of the Credit Agreement.

          This Note is secured by certain assets pursuant to the Collateral Documents.

          This Note is subject to restriction on transfer or assignment as provided in subsections 10.2 and 10.16 of the Credit Agreement.

          THE CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

          No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

          Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. Borrower and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and the place first above written.


                         BLUE BIRD BODY COMPANY



                         By __________________________
                            Title:

                                   TRANSACTIONS ON
                                 WORKING CAPITAL NOTE


                                                       Outstanding
           Type of        Amount of       Amount of     Principal
          Loan Made       Loan Made     Principal Paid   Balance      Notation
Date      This Date       This Date       This Date     This Date      Made by
----      ---------       ---------     --------------  ---------     --------

                                     EXHIBIT VII

                               FORM OF SWING LINE NOTE



                                BLUE BIRD BODY COMPANY



$10,000,000
                                                               November 15, 1996
                                                              New York, New York


          FOR VALUE RECEIVED, BLUE BIRD BODY COMPANY, a Georgia corporation ("BORROWER"), promises to pay to the order of Bankers Trust Company ("PAYEE"), on or before the Expiry Date, the lesser of (x) ten million dollars ($10,000,000), and (y) the unpaid aggregate principal amount of all advances made by Payee to Borrower as Swing Line Loans under the Credit Agreement referred to below.

          Borrower also promises to pay interest on the unpaid principal amount hereof until paid at the rates, at the times and from the dates which shall be determined in accordance with the provisions of that certain First Amended and Restated Credit Agreement dated as of November 15, 1996 (such agreement, as it may be amended, amended and restated, supplemented or otherwise modified from time to time, being herein called the "CREDIT AGREEMENT"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Credit Agreement), by and among Blue Bird Corporation, a Delaware corporation, Borrower, the lenders party thereto ("LENDERS"), Bankers Trust Company, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), Merrill Lynch & Co., as syndication agent ("SYNDICATION AGENT").

          This Note is Borrower's "SWING LINE NOTE" in the principal amount of $10,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were or are made and are to be repaid.

          All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of Administrative Agent located at One Bankers Trust Plaza, New York, New York, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit

                                        VII-1

Agreement. Until notified in writing of the transfer of this Note, Borrower and Administrative Agent shall be entitled to deem Payee or such person who has been so identified by the transferor in writing to Borrower and Administrative Agent as the holder of this Note, as the owner and holder of this Note. Each of Payee and any subsequent holder of this Note agrees by its acceptance hereof that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of Borrower hereunder with respect to payments of principal or interest on this Note.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

          This Note is subject to mandatory prepayment as provided in subsection 2.5A(ii) of the Credit Agreement and to prepayment at the option of Company as provided in subsection 2.5A(i) of the Credit Agreement.

          This Note is secured by certain assets pursuant to the Collateral Documents.

          This Note is subject to restriction on transfer or assignment provided in subsections 10.2 and 10.16 of the Credit Agreement.

          THE CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

          The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

          No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

                                        VII-2

          Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. Borrower and endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and the place first above written.


                         BLUE BIRD BODY COMPANY



                         By _________________________
                            Title:

                                        VII-3

                                   TRANSACTIONS ON
                                   SWING LINE NOTE


                                             Outstanding
           Amount of       Amount of          Principal
           Loan Made     Principal Paid        Balance      Notation
Date       This Date       This Date          This Date      Made by
----       ---------     --------------       ---------     --------







                                        VII-4

                               EXHIBIT VIII

                       BORROWING BASE CERTIFICATE

                            NOVEMBER 19, 1996


     Reference is made to the First Amended and Restated Credit Agreement dated as of November 15, 1996 (such agreement, as it may be amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement) by and among Blue Bird Corporation, a Delaware corporation ("Holding"), Blue Bird Body Company, a Georgia corporation, the lenders party thereto ("Lenders"), Bankers Trust Company, as administrative agent for Lenders ("Administrative Agent") and Merrill Lynch & Co., as syndication agent ("Syndication Agent").

     Pursuant to Section 5.1(iv) of the Credit Agreement, the undersigned Vice President--Finance and Administration of Borrower hereby certifies that attached hereto as Annex A is a true and accurate calculation of the borrowing Base as of November 2, 1996 determined in accordance with the requirements of the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed as of November 19, 1996.


                                           BLUE BIRD BODY COMPANY


                                           By -----------------------------
                                              Name:   Bobby G. Wallace
                                              Title:  Vice President--Finance
                                                      and Administration
                                                      Treasurer and Secretary


                                       VIII-1

                                      EXHIBIT IX

                       FORM OF FINANCIAL CONDITION CERTIFICATE



         THIS FINANCIAL CONDITION CERTIFICATE is delivered in connection with the First Amended and Restated Credit Agreement dated as of November 7, 1996 (as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Credit Agreement), by and among Blue Bird Corporation, a Delaware corporation ("HOLDING"), Blue Bird Body Company, a Georgia corporation ("BORROWER"), the lenders party thereto, Bankers Trust Company, as administrative agent ("ADMINISTRATIVE AGENT"), and Merrill Lynch & Co., as syndication agent ("SYNDICATION AGENT"). In my capacity as an officer of Borrower, I hereby certify as follows:

         1. I am, and at all pertinent times mentioned herein have been, the duly qualified and acting Chief Financial Officer of Borrower and in such capacity am the senior financial officer of Borrower and have responsibility for the management of the financial affairs of Borrower and its Subsidiaries and the preparation of financial statements of Borrower and its Subsidiaries. I have carefully reviewed the Credit Agreement and the exhibits thereto, and I was consulted by officers of Borrower and its Subsidiaries in connection with certain matters concerning the negotiation and consummation of the Credit Agreement and the Refinancing, including the issuance of the Subordinated Debt.

         2. I have carefully reviewed the contents of this Certificate, and I have conferred with counsel for Borrower for the purpose of discussing the meaning of its contents.

         3. In connection with preparation for consummation of the transactions contemplated by the Credit Agreement, I have caused the preparation of and I have reviewed consolidated income projections for Borrower and its Subsidiaries for Fiscal Years 1997 through 2003, inclusive, and a pro forma forecast of earnings and cash flow (the "Projected Financial Statements"). The Projected Financial Statements attached hereto as Exhibit A give effect to the consummation of the transactions contemplated by the Credit Agreement, including the Refinancing. The Projected Financial Statements were prepared on the basis of information available at _____________, 1996. These projections have been prepared in a manner which is based on reasonable assumptions and with reasonable care. I know of no facts which have occurred since __________, 1996 that would lead me to believe that the Projected Financial Statements are inaccurate in any material respect.

         4. I have also caused the preparation of and I have reviewed a pro forma consolidated summary balance sheet of Borrower and its Subsidiaries as of ____________, 1996, the expected Restatement Effective Date (the "FAIR

VALUE SUMMARY BALANCE SHEET"), giving effect to the making of the Term Loans, the initial Working Capital Loans and any other extensions of credit under the Credit Agreement, the issuance of the Subordinated Debt and the intended application of the proceeds thereof, and the Refinancing. The Fair Value Summary Balance Sheet is attached as Exhibit B and has been prepared using the methodologies described below and not in accordance with GAAP.

         5. In connection with the preparation of the Projected Financial Statements, I have made such investigation and inquiries as I deem necessary and prudent therefor and specifically have relied on historical information, revenues, expenses and other data supplied by Borrower's supervisory personnel directly responsible for the various operations involved. The assumptions upon which the Projected Financial Statements are based are stated therein, which assumptions I believe are reasonable, although any assumption and any forecast by necessity involves uncertainty and approximation. Based thereon, I believe that the projections for Borrower and its Subsidiaries, taken as a whole, provide reasonable estimations of future performance, subject, as stated above, to the uncertainty and approximation inherent in any projections.

         6. The Fair Value Summary Balance Sheet has been prepared in a manner which I believe reflects the fair value of the assets of Borrower and its Subsidiaries, and the probable liability on all of their liabilities, contingent or otherwise. I understand "FAIR VALUE" of assets to mean the amount which may be realized within a reasonable time, either through collection or sale of such assets at the regular market value, conceiving of the latter as the amount which could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions, neither being under any compulsion to act. With respect to the valuation of such assets, my conclusions are supported by the attached letter of Valuation Research Corporation. I have included debts on the Fair Value Summary Balance Sheet at the present value of known probable liabilities. With respect to contingent liabilities (such as litigation, guarantees and pension plan liabilities), such liabilities have been computed at the amount which, in light of all the facts and circumstances existing at this time, represents the amount which can reasonably be expected to become an actual or matured liability. The specific methodology I followed is set forth in the notes and assumptions to the Fair Value Summary Balance Sheet.

         Based upon the foregoing, I have reached the following conclusions:

         1. Borrower and its Subsidiaries are not now nor will the incurrence of the obligations to repay the Loans and other extensions of credit made pursuant to the Credit Agreement and the Subordinated Debt render them "INSOLVENT", as defined below. I understand that in this context "INSOLVENT" means that the present fair value of assets is less than the amount that will be required to pay the probable liability on existing debts as they become absolute and matured. I also understand that the term "debts" includes any legal liability, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent.

         My conclusion is supported by an analysis of the Fair Value Summary Balance Sheet. A valuation of Borrower and its Subsidiaries on the basis thereof would reflect the value of Borrower and its Subsidiaries as $___________, representing the difference between asset values of $_____________ and liabilities of $_____________.

         2. By the consummation of the Refinancing and the incurrence of obligations to repay the Loans and other extensions of credit made pursuant to the Credit Agreement and the Subordinated Debt, Borrower and its Subsidiaries will not incur debts beyond their ability to pay as they mature. I have based my conclusion in part on the Projected Financial Statements which demonstrate that Borrower and its Subsidiaries will have positive cash flow after paying all of their scheduled anticipated indebtedness (including scheduled payments under the Credit Agreement and the Subordinated Debt and other permitted indebtedness). I have concluded that the realization of the current assets in the ordinary course of business will be sufficient to pay recurring current debt, short-term debt and long-term debt service as such debts mature, and that the cash flow (including earnings plus non-cash charges to earnings and the disposition of surplus fixed assets held for sale) will be sufficient to provide cash necessary to repay Loans and other extensions of credit made under the Credit Agreement, the Subordinated Debt and other long-term indebtedness as such debt matures.

         3. Consummation of the Refinancing and the incurrence of the obligations to repay the Loans and other extensions of credit made pursuant to the Credit Agreement and the Subordinated Debt will not leave Borrower or any of its Subsidiaries with property remaining in its hands constituting "UNREASONABLY SMALL CAPITAL." In reaching this conclusion, I understand that "UNREASONABLY SMALL CAPITAL" depends upon the nature of the particular business or businesses conducted or to be conducted, and I have reached my conclusion based on the needs and anticipated needs for capital of the businesses conducted or anticipated to be conducted by Borrower and its Subsidiaries in light of the Projected Financial Statements and available credit capacity.

         4. To the best of my knowledge, neither Borrower nor any of its Subsidiaries has taken any action with respect to the Credit Agreement, the Loans and other extensions of credit under the Credit Agreement, the Subordinated Debt or any documents mentioned herein or therein, or made any transfer or incurred any obligations thereunder, with actual intent to hinder, delay or defraud either present or future creditors.

         I understand that you are relying on the truth and accuracy of the foregoing in connection with the extension of credit pursuant to the Credit Agreement.

         I represent the foregoing information to be, to the best of my knowledge and belief, true and correct and execute this Certificate this ____ day of November 7, 1996.

                             BLUE BIRD BODY COMPANY



                             By _______________________________
                                Title:  Chief Financial Officer

                                      EXHIBIT X

                             BORROWER SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement") is dated as of April 15, 1992, and entered into by and between BLUE BIRD BODY COMPANY, a Georgia corporation (the "Borrower"), and BANKERS TRUST COMPANY, as collateral agent for and representative of (in such capacity, together with any successor in such capacity, "Collateral Agent") the Lenders (as defined herein).


                                PRELIMINARY STATEMENTS

         B B Acquisition Corp., a Georgia corporation, Blue Bird Corporation, a Delaware corporation, the lenders party thereto ("Lenders") and Bankers Trust Company, as agent for Lenders ("Agent"), have entered into a credit agreement dated as of April 15, 1992 (said credit agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, is referred to herein as the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement). It is a condition precedent to the making of loans and other extensions of credit by Lenders under the Credit Agreement that Borrower shall have granted the security interest contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make loans and other extensions of credit under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Borrower hereby agrees with Collateral Agent as follows:


         SECTION 1. GRANT OF SECURITY. Borrower hereby assigns and grants to Collateral Agent, for its benefit and the benefit of Agent and Lenders (collectively, the "Secured Parties"), and hereby grants to Collateral Agent a security interest in, all of Borrower's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Borrower now has or hereafter acquires an interest and wherever the same may be located (the "Collateral") to secure the Secured Obligations (as defined in Section 2):

         (a) All equipment in all of its forms, and all parts thereof and all accessions thereto and documents therefor (any and all such equipment, parts, accessions and documents being the "Equipment");

         (b)  All inventory in all of its forms, including, but not limited to,
    (i) all goods held by Borrower for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in Borrower's business, (iii) goods in which Borrower has an interest in mass or a joint or other interest or right of any kind, (iv) goods which are returned to or repossessed by Borrower and all additions and accessions thereto and replacements thereof) (all such inventory, accessions and products being the "Inventory");

         (c) All accounts, contract rights, chattel paper, instruments, guaranties, letters of credit, documents, drafts, acceptances, tax refunds, rights to performance, judgments, security agreements, leases, permits, licenses, franchises, certificates, other contracts and general intangibles of every nature, including, without limitation, all rights and claims to the payment or receipt of money or other forms of consideration of any kind included in this clause (c) (any and all such rights and claims to the payment or receipt of money or other forms of consideration being the "Payment Rights", and any and all such leases, security agreements and other contracts being the "Related Contracts");

         (d) All books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software (owned by Borrower or in which it has an interest) that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

         (e) All plant fixtures, business fixtures and other fixtures and storage and office facilities, and all additions and accessions thereto and replacements thereof and products thereof;

         (f) All Subsidiary Documents (including the mortgages on Schedule VII which charge the lands on Schedule VIII) and Lease Portfolio Documents, as each such agreement, contract and assignment may be amended, amended and restated, supplemented or otherwise modified from time to time (said agreements, contracts and assignments, as so amended, amended and restated, supplemented or otherwise modified, are referred to herein individually as an "Assigned Agreement" and collectively as the "Assigned Agreements") including, without limitation, (i) all rights of Borrower to receive moneys due or to become due under or pursuant to the Assigned Agreements, (ii) all rights of Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all claims of

    Borrower for damages arising out of breach of or any default under the Assigned Agreements and (iv) the right of Borrower to terminate, amend, supplement or modify the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

         (g) All cash, money, currency and all deposit accounts ("Deposit Accounts"), including, without limitation, all demand, time, savings, passbook or like accounts maintained with a bank, savings and loan association, credit union or other like organization, and all such accounts into which receipts are deposited or which are maintained with Collateral Agent or any other Secured Party (any and all Deposit Accounts, the "Pledged Deposits") but in no event shall Deposit Accounts include moneys in the Hold-Back Account established under the Lease Portfolio Documents or any moneys constituting payments on or with respect to lease receivables sold to LaSalle National Bank received by Borrower as servicer of such lease receivables which moneys are payable to LaSalle National Bank pursuant to the Lease Portfolio Documents;

         (h) To the extent not otherwise included in the definition of Collateral, (i) all common law and/or statutory copyrights, rights and interests of every kind and nature in copyrights and works protectable by copyright, whether now owned or hereafter created or acquired and renewals and extensions of copyrights (the "Copyrights"), (ii) the right (but not the obligation) to make publication thereof for copyright purposes, to register claim upon copyright and the right (but not the obligation) to renew and extend such copyrights, (iii) all licenses and rights in and any written agreement now or hereafter in existence granting to Borrower any right to use any of the foregoing (the "Copyright Licenses"), (iv) the right (but not the obligation) to sue in the name of Borrower or in the name of Collateral Agent for past, present and future infringements of any such properties, (v) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past, present and future infringements of any such properties and (vi) all goodwill associated with or symbolized by any of the foregoing;

         (i) To the extent not otherwise included in the definition of Collateral, (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith including registrations, recordings and applications in the United States Patent and Trademark

    Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof (the "Trademarks"); (ii) all reissues, extensions or renewals thereof and the right (but not the obligation) to register claim under trademark and to renew and extend such trademarks; (iii) all licenses and rights in and any written agreement granting Borrower any right to use any of the foregoing (the "Trademark Licenses"); (iv) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payment for past, present and future infringements of any of the foregoing; (v) the right (but not the obligation) to sue for past, present and future infringements of the foregoing; (vi) all rights corresponding to any of the foregoing throughout the world; and (vii) all goodwill associated with or symbolized by any of the foregoing;

         (j) To the extent not otherwise included in the definition of Collateral, (i) all patents and patent applications and the inventions and improvements described and claimed therein, and patentable inventions (the "Patents"); (ii) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing; (iii) all licenses and rights in and all written agreements granting Borrower any right to use any invention on which a patent is in existence ("Patent Licenses") (the Copyrights, Copyright Licenses, Trademarks, Trademark Licenses, Patents and Patent Licenses are collectively referred to herein as the "Intellectual Property"); (iv) all income, royalties, damages or payments now and hereafter due and/or payable under any of the foregoing with respect to any of the foregoing, including, without limitation, damages or payments for past, present and future infringements of any of the foregoing; (v) the right (but not the obligation) to sue for past, present and future infringements of any of the foregoing; (vi) all rights corresponding to any of the foregoing throughout the world; and (vii) all goodwill associated with any of the foregoing;

         (k) To the extent not otherwise included in the definition of Collateral, all goods, all building materials, equipment, work in progress and all trade secrets and other confidential information relating to the business of Borrower, including, by way of illustration and not limitation, each and every kind of know-how practiced by Borrower and its employees; the names and addresses of, and credit and other business information concerning Borrower's past, present or future customers as they may exist from time to time; the prices which Borrower obtains for its services or at which it sells merchandise; estimating and cost procedures; profit margins; policies and procedures pertaining to the sales and services furnished by Borrower; information concerning suppliers of Borrower and manner of operation, business plans, pledges, projections, and all other information of any kind or character, whether or not reduced in writing, with respect to the conduct by Borrower of its business not generally known by the public, now or hereafter existing; and

         (l) All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto.

Notwithstanding anything to the contrary hereinabove contained, Collateral shall not include any and all Equipment, Inventory, Payment Rights and Related Contracts, together with any other rights, title or interest of Borrower related thereto, sold, assigned, pledged or transferred, or in which a security interest is granted, to LaSalle National Bank or its assignee, under and in accordance with the terms of the Lease Portfolio Documents as in effect on the Closing Date.

         SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures and the Collateral is collateral security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration, declaration or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C.
Section 362(a)) of all obligations of every nature of Borrower now or hereafter existing under the Credit Agreement (including, without limitation, all Obligations as defined in the Credit Agreement), and any promissory note or other document or instrument delivered pursuant thereto and all amendments, extensions or renewals thereof or hereof, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to the Borrower, would accrue on such obligations whether or not a claim is allowed against Borrower in any such bankruptcy proceeding), fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Collateral Agent as a preference, fraudulent transfer or otherwise (all such obligations being the "Underlying Debt"), and all obligations of every nature of Borrower now or hereafter existing under this Agreement (all such obligations of Borrower, together with the Underlying Debt, being the "Secured Obligations").

         SECTION 3. BORROWER REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) Borrower shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Collateral Agent of any of the rights hereunder shall not release Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral and
(c) Collateral Agent shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Collateral Agent be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants as follows:

         (a) Binding Obligation. This Agreement is the legally valid and binding obligation of Borrower, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditors' rights generally.

         (b) Location of Equipment and Inventory. All of the Equipment and Inventory is located at the places specified in SCHEDULE I hereto.

         (c) Delivery of Certain Collateral. Other than chattel paper, notes and other instruments (excluding checks) being held by Borrower pending sale pursuant to the Lease Portfolio Documents which items may be held by Borrower for up to 90 days, all chattel paper and notes and other instruments (excluding checks) comprising any and all items of Collateral have been delivered to Collateral Agent duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank.

         (d) Payment Rights Valid. Each Payment Right constitutes the legally valid and binding obligation of the party obligated to pay the same (the "Account Debtor"). Each such Payment Right complies with the provisions of all applicable laws and regulations, whether federal, state or local, applicable thereto (including, without limitation, any usury law, the Federal Truth and Lending Act and Regulation C of the Federal Reserve System). None of the Payment Rights is evidenced by a promissory note or other instrument other than a check, that has not been delivered to Collateral Agent.

         (e)  Ownership of Collateral.  Except for the interests disclosed in
    SCHEDULE II hereto and the security interest created by this Agreement, Borrower owns the Collateral free and clear of any Lien. Except with respect to the interests disclosed in SCHEDULE II hereto and such as may have been filed in favor of Collateral Agent relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

         (f) Perfection. This Agreement creates a valid, perfected and, except for the interests disclosed in SCHEDULE II hereto, first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

         (g) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by Borrower of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Borrower or (ii) for the perfection of or the exercise by Collateral Agent of its rights and remedies hereunder (except as may have been taken by or at the direction of Borrower).

         (h) Other Information. All information heretofore, herein or hereafter supplied to Collateral Agent by or on behalf of Borrower with respect to the Collateral is accurate and complete in all material respects.

         (i) Office Locations; Fictitious Names. The chief place of business, the chief executive office and the office where Borrower keeps its records regarding the Payment Rights and all originals of all chattel paper that evidence Payment Rights is set forth in SCHEDULE III hereto. Borrower does not do business under any trade-name or fictitious business name except as set forth in SCHEDULE III hereto.

         (j) Intellectual Property. SCHEDULE IV hereto sets forth each of Borrower's registered Copyrights, applications therefor and Copyright Licenses. SCHEDULE V hereto sets forth each of Borrower's registered Trademarks, applications therefor and Trademarks Licenses. SCHEDULE VI hereto sets forth each of Borrowers registered Patents, applications therefor and Patent Licenses. All of the Intellectual Property is valid, subsisting and enforceable and Borrower is not aware of any pending or threatened claim by any Person that any of the Intellectual Property is invalid or unenforceable or that the use of any of the Intellectual Property violates the rights of any Person or of any basis for any such claim.

         SECTION 5. FURTHER ASSURANCES. (a) Borrower agrees that from time to time, at the expense of Borrower, Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Borrower will: (i) at the request of Collateral Agent (which request, in the case of Payment Rights held for sale pursuant to the Lease Portfolio Documents, will not be made prior to the earlier to occur of an Event of Default or 90 days after Borrower's receipt of such Payment Rights), mark conspicuously each chattel paper included in the Payment Rights and each Related Contract, (ii) at the request of Collateral Agent (which request, in the case of Payment Rights held for sale pursuant to the Lease Portfolio Documents, will not be made prior to the earlier to occur of an Event of Default or 90 days after Borrower's receipt of such Payment Rights), mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Collateral Agent, indicating that such Collateral is subject to the security interest granted hereby; (iii) if any Payment Right shall be evidenced by a promissory note or other instrument (excluding checks) or chattel paper, deliver and pledge to Collateral Agent hereunder such note or instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Collateral Agent, which delivery shall be made within 90 days of Borrower's receipt of such Payment Rights in the case of any such chattel paper, notes or other instruments held for sale pursuant to the Lease Portfolio Documents and not so sold within such 90 day period and, in the case of all other such Payment Rights, which delivery shall be made promptly upon Borrower's receipt of such Payment Rights; (iv) at the request of Collateral Agent, deliver and pledge to Collateral Agent all promissory notes and other instruments (including checks) and all original counterparts of chattel paper constituting Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Collateral Agent; (v) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Collateral Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (vi) at any reasonable time, upon demand by Collateral Agent, exhibit the Collateral to and allow inspection of the Collateral by Collateral Agent, or persons designated by Collateral Agent and (vii) at Collateral Agent's request, appear in and defend any action or proceeding that may affect Borrower's title to or Collateral Agent's security interest in the Collateral.

         (b) Borrower hereby authorizes Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Borrower. A carbon, photographic or other reproduction of this Agreement or a financing statement signed by Borrower shall be sufficient as a financing statement.

         (c) Borrower will furnish to Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Collateral Agent may reasonably request, all in reasonable detail.

         SECTION 6.  COVENANTS OF BORROWER.  Borrower shall:

         (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

         (b) notify Collateral Agent of any change in Borrower's name, identity or corporate structure within 15 days of such change;

         (c) give Collateral Agent 30 days' prior written notice of any change in Borrower's residence or chief place of business;

         (d) if Collateral Agent gives value to enable Borrower to acquire rights in or the use of any Collateral, use such value for such purposes; and

         (e) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that so long as no property or assets (other than money for such charge or claim and the interest or penalty accruing thereon) of Holding or Borrower or any of their respective Subsidiaries is in danger of being lost or forfeited as a result thereof, no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if such other reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

         SECTION 7. SPECIAL COVENANTS WITH RESPECT TO EQUIPMENT AND INVENTORY. Borrower shall:

         (a) keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified on
    SCHEDULE I hereto or, upon 30 days' prior written notice to Collateral Agent, at such other places in jurisdictions where all action that may be necessary or desirable, or that Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to such Equipment and Inventory shall have been taken;

         (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with Borrower's past practices, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith that are necessary or desirable to such end. Borrower shall promptly furnish to Collateral Agent a statement respecting any loss or damage to any of the Equipment;

         (c) keep correct and accurate records of the Inventory, itemizing and describing the kind, type and quantity of Inventory, Borrower's cost therefor and (where applicable) the current price list for such Inventory; and

         (d) if any Inventory is in possession or control of any of Borrower's agents or processors, if the aggregate book value of all such Inventory exceeds $25,000, and in any event upon the occurrence of an Event of Default, instruct such agent or processor to hold all such Inventory for the account of Collateral Agent and subject to the instructions of Collateral Agent.

         SECTION 8. INSURANCE. (a) Borrower shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be reasonably satisfactory to Collateral Agent from time to time. Such insurance shall include, without limitation, property damage insurance and liability insurance. Each policy for property damage insurance shall provide for all losses (except for losses of less than $25,000 per occurrence) to be paid directly to Collateral Agent. Each policy shall in addition (i) name Borrower and Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon Collateral Agent) as their interests may appear, (ii) unless otherwise agreed by Collateral Agent, contain an agreement by the insurer that any loss thereunder payable to Collateral Agent shall be payable to Collateral Agent notwithstanding any action, inaction or breach of representation or warranty by Borrower, (iii) have attached thereto the Lender's Loss Payable Endorsement or its equivalent, or a Loss Payable clause acceptable to Collateral Agent, (iv) provide that there shall be no recourse against Collateral Agent for payment of premiums or other amounts with respect thereto and (v) provide that at least 30 days' prior written notice of cancellation, material amendment, reduction in scope or limits of coverage or of lapse shall be given to Collateral Agent by the insurer. Borrower shall, if so requested by Collateral Agent, deliver to Collateral Agent original or duplicate policies of such insurance and, as often as Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, Borrower shall, at the request of Collateral Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of
    Section 5(a) and cause the respective insurers to acknowledge notice of such assignment.

         (b) Reimbursement under any liability insurance maintained by Borrower pursuant to this Section 8 may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this
    Section 8 is not applicable, Borrower shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by Borrower pursuant to this Section 8 shall be paid to Borrower as reimbursement for the costs of such repairs or replacements.

         (c) Upon (i) the occurrence and during the continuance of any Event of Default, or (ii) the actual or constructive total loss (in excess of $25,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by Collateral Agent as specified in Section 20.

         SECTION 9. SPECIAL COVENANTS WITH RESPECT TO PAYMENT RIGHTS AND RELATED CONTRACTS.

         (a) Borrower shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Payment Rights and Related Contracts at the location therefor specified in
    SCHEDULE III hereto or, upon 30 days' prior written notice to Collateral Agent, at such other locations in a jurisdiction where all action that may be necessary or desirable, or that Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to such Payment Rights and Related Contracts shall have been taken. Borrower will hold and preserve such records and will permit representatives of Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and Borrower agrees to render to Collateral Agent, at Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of Collateral Agent, Borrower shall deliver to Collateral Agent complete and correct copies of each Related Contract.

         (b) Borrower shall, for not less than 5 years from the date on which such Payment Right arose, maintain (i) complete records of each Payment Right, including records of all payments received, credits granted and merchandise returned and (ii) all documentation relating thereto.

         (c) Borrower shall duly fulfill all obligations on its part to be fulfilled under or in connection with the Payment Rights and the Related Contracts and shall do nothing to impair the rights of Collateral Agent therein.

         (d)  Except as otherwise provided in this subsection (d) of this
    Section 9, Borrower shall continue to collect, at its own expense, all amounts due or to become due Borrower under the Payment Rights and Related Contracts. In connection with such collections, Borrower may take (and, at Collateral Agent's direction, shall take) such action as Borrower or Collateral Agent may deem necessary or advisable to enforce collection of the Payment Rights; provided, however, that Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default or a Potential Event of Default and upon written notice to Borrower of its intention to do so, to notify the account debtors or obligors under any Payment Rights of the assignment of such Payment Rights to Collateral Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to Borrower thereunder directly to Collateral Agent, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Payment Rights have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Collateral Agent and, upon such notification and at the expense of Borrower, to enforce collection of any such Payment Rights and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Borrower might have done. After receipt by Borrower of the notice from Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by Borrower in respect of the Payment Rights and the Related Contracts shall be received in trust for the benefit of Collateral Agent hereunder, shall be segregated from other funds of Borrower and shall be forthwith paid over or delivered to Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as provided by Section 20, and
    (ii) Borrower shall not adjust, settle or compromise the amount or payment of any Payment Right, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

         SECTION 10.  SPECIAL PROVISIONS WITH RESPECT TO THE ASSIGNED
AGREEMENTS.

         (a)  Borrower shall at its expense:

              (i) Perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, and take all such action to such end as may be from time to time requested by Collateral Agent.

              (ii) Furnish to Collateral Agent promptly upon receipt thereof copies of all notices, requests and other documents received by Borrower under or pursuant to the Assigned Agreements, and from time to time
    (A) furnish to Collateral Agent such information and reports regarding the Assigned Agreements as Collateral Agent may reasonably request and (B) upon request of Collateral Agent make to the appropriate Person designated under any Assigned Agreement such demands and requests for information and reports or for action as Borrower is entitled to make under the Assigned Agreements.

         (b)  Borrower shall not:

              (i) Cancel or terminate any of the Assigned Agreements or consent to or accept any cancellation or termination thereof.

              (ii) Amend or otherwise modify the Assigned Agreements or give any consent, waiver or approval thereunder.

              (iii)     Waive any default under or breach of the Assigned
    Agreements.

              (iv) Take any other action in connection with the Assigned Agreements that would impair the value of the interest or rights of Borrower thereunder or that would impair the interest or rights of Collateral Agent.

         SECTION 11. SPECIAL PROVISIONS WITH RESPECT TO DEPOSIT ACCOUNTS. Upon the occurrence and during the continuance of an Event of Default, Collateral Agent may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from deposit accounts maintained with Collateral Agent constituting part of the Collateral.

         SECTION 12.  SPECIAL PROVISIONS WITH RESPECT TO INTELLECTUAL PROPERTY.

         (a) If, before the Secured Obligations are indefeasibly paid in full, Borrower obtains any new Intellectual Property or rights thereto or becomes entitled to the benefit of any Intellectual Property not listed on the applicable Schedules to this Agreement, this Agreement shall automatically apply thereto and Borrower shall give to Collateral Agent prompt written notice thereof and shall amend this Agreement to include any such new Intellectual Property.

         (b) Borrower shall (i) prosecute diligently, through counsel reasonably acceptable to Collateral Agent, any copyright, patent, trademark or license application at any time pending; (ii) make application, through counsel reasonably acceptable to Collateral Agent, on all new copyrights, patents and trademarks as reasonably deemed appropriate by Borrower;
    (iii) preserve and maintain all rights in the Intellectual Property material to Borrower's business; and (iv) upon and after the occurrence and during the continuance of an Event of Default, use its best efforts to obtain any consents, waivers or agreements from third parties necessary to enable Collateral Agent to exercise its remedies with respect to the Intellectual Property. Borrower shall not abandon any right to file a copyright, patent or trademark application nor shall Borrower abandon any pending copyright, patent or trademark application, or

    Intellectual Property which is, either individually or in the aggregate, material to Borrower's business without the prior written consent of Collateral Agent. Borrower represents and warrants to Collateral Agent that the execution, delivery and performance of this Agreement by Borrower will not violate or cause a default under any of the Intellectual Property or any agreement in connection therewith.

         (c) Upon the occurrence of an Event of Default, Collateral Agent shall have the right, but shall have no obligation, to bring suit in the name of Borrower or Collateral Agent to enforce any Intellectual Property, in which event Borrower shall, at the request of Collateral Agent, do any and all lawful acts and execute any and all documents reasonably required by Collateral Agent in aid of such enforcement and Borrower shall promptly, upon demand, reimburse Collateral Agent for its reasonable expenses and indemnify Collateral Agent. To the extent that Collateral Agent shall elect not to bring suit to enforce any Intellectual Property, Borrower agrees to use all reasonable measures, whether by action, suit, proceedings or otherwise, to prevent the infringement of any of the Intellectual Property.

         SECTION 13. LICENSE OF INTELLECTUAL PROPERTY. Borrower hereby assigns, transfers and conveys to Collateral Agent, effective upon the occurrence of any Event of Default, the nonexclusive right and license to use all Intellectual Property or technical processes owned or used by Borrower that relate to the Collateral and any other collateral granted by Borrower as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Collateral Agent to use, possess and realize on the Collateral and any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of Collateral Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to Borrower.

         SECTION 14. REASSIGNMENT. If (a) an Event of Default shall have occurred and, by reason of waiver, modification, amendment or otherwise, no longer be continuing, (b) no other Event of Default shall be continuing, (c) an assignment to Collateral Agent shall have been previously made pursuant to
Section 13 hereof, and (d) the Secured Obligations shall not have become immediately due and payable, upon the written request of Borrower and the written consent of Collateral Agent, Collateral Agent shall promptly execute and deliver to Borrower such assignments as may be necessary to reassign to Borrower any rights, title and interests as may have been assigned pursuant to

Section 13 hereof, subject to any disposition thereof that may have been made by Collateral Agent pursuant hereto; provided that, after giving effect to such reassignment, Collateral Agent's security interest and conditional assignment granted pursuant hereto as well as all other rights and remedies of Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided, further, that the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Collateral Agent and Permitted Encumbrances.

         SECTION 15.  TRANSFERS AND OTHER LIENS.  Borrower shall not:

         (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; provided that notwithstanding the foregoing, Borrower shall be permitted to sell, assign or otherwise dispose of Equipment, Inventory, Related Contracts and Payment Rights and any other right, title or interest of Borrower related thereto, from time to time in connection with sales of lease receivables made by Borrower to LaSalle National Bank pursuant to and in accordance with the Lease Portfolio Documents as in effect on the Closing Date and upon any such sale, assignment or other disposition pursuant to and in accordance with the Lease Portfolio Documents, such Equipment, Inventory, Related Contracts and Payments Rights and any other right, title or interest of Borrower related thereto, shall be automatically released to Borrower free and clear of the Lien and security interest of this Agreement and shall no longer be Collateral hereunder.
    The Collateral Agent agrees, at the reasonable request of, and upon payment of any cost or expense of Collateral Agent related thereto by, LaSalle National Bank, to execute and deliver UCC financing statements on Form UCC-3 evidencing such release.

         (b) In the event any Collateral not released pursuant to the proviso in the foregoing clause (a) is sold, transferred or otherwise disposed of in any Asset Sale or other transaction not prohibited by the Credit Agreement, Collateral Agent shall release such Collateral to Borrower free and clear of the Lien and security interest under this Agreement in accordance with the following: (i) so long as any Secured Obligations remain outstanding and if such disposition is an Asset Sale, concurrently upon Collateral Agent's determination that arrangements satisfactory to it have been made for delivery to it of the Estimated Net Cash Proceeds of such Asset Sale to the extent required under the Credit Agreement and (ii) in all other instances, concurrently upon Collateral Agent's determination and delivery of an Officers' Certificate by Borrower certifying that no Cash Proceeds of such disposition are required to be delivered by Pledgor in respect of the Secured Obligations.

         (c) Except for the interests disclosed in SCHEDULE II hereto, the security interest created by this Agreement and as permitted by Section 6.2 of the Credit Agreement, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person.

         SECTION 16. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Borrower hereby irrevocably appoints Collateral Agent Borrower's attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower, Collateral Agent or otherwise, from time to time in Collateral Agent's discretion to take any action and to execute any instrument that Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

              (a) to obtain and adjust insurance required to be maintained by Borrower or paid to Collateral Agent pursuant to Section 8,

              (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

              (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clauses (a) and (b) above,

              (d) to file any claims or take any action or institute any proceedings that Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Collateral Agent with respect to any of the Collateral,

              (e) to pay or discharge taxes or Liens, levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Collateral Agent in its sole discretion, and such payments made by Collateral Agent to become obligations of Borrower to Collateral Agent, due and payable immediately without demand,

              (f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral,

              (g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Collateral Agent were the absolute owner thereof for all purposes, and to do, at Collateral Agent's option and Borrower's expense, at any time, or from time to time, all acts and things that Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and Collateral Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as Borrower might do.

         SECTION 17. COLLATERAL AGENT MAY PERFORM. If Borrower fails to perform any agreement contained herein, promptly after receipt of a request to do so from Collateral Agent Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Collateral Agent incurred in connection therewith shall be payable by Borrower under Section 21.

         SECTION 18. COLLATERAL AGENT'S AND SECURED PARTIES' DUTIES AND LIABILITIES.

              (a) The powers conferred on Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Collateral Agent shall be deemed to exercise reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which Collateral Agent accords its own property.

              (b) Neither Collateral Agent nor any other Secured Party shall be liable to Borrower (i) for any loss or damage sustained by it, or
    (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral, that may occur as a result of, in connection with or that is in any way related to (x) any exercise by Collateral Agent or any other Secured Party of any right or remedy under this Agreement or (y) any other act of or failure to act by Collateral Agent or any other Secured Party, except to the extent that the same shall be determined by a judgment of a court of competent jurisdiction to be the result of acts or omissions on the part of Collateral Agent or such other Secured Party constituting gross negligence or willful misconduct.

              (c) NO CLAIM MAY BE MADE BY BORROWER AGAINST COLLATERAL AGENT, ANY OTHER SECURED PARTY OR ANY OF THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY LAW) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         SECTION 19. REMEDIES. If any Event of Default shall have occurred and be continuing, Collateral Agent may exercise in respect of the Collateral,
(a) all the rights and remedies of a secured party on default under the Uniform Commercial Code of the State of New York (the "Code") (whether or not the Code applies to the affected Collateral), (b) all of the rights and remedies provided for in this Agreement, the Credit Agreement and any other agreement between Borrower and Collateral Agent and (c) such other rights and the remedies as may be provided by law or otherwise (such rights and remedies of Collateral Agent to be cumulative and non-exclusive). Collateral Agent also may (i) require Borrower to, and Borrower hereby agrees that it will at its expense and upon request of Collateral Agent forthwith, assemble all or part of the Collateral as directed by Collateral Agent and make it available to Collateral Agent at a place to be designated by Collateral Agent that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Collateral Agent deems appropriate, (iv) take possession of Borrower's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of Borrower's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation and (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable. Borrower agrees that, at least 10 days' notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         Collateral Agent may retain any of Borrower's directors, officers and employees, in each case upon such terms as Collateral Agent and any such person may agree, notwithstanding the provisions of any employment, confidentiality or non-disclosure agreement between any such person and Borrower and Borrower hereby waives its rights under any such agreement and consents to each such retention.

         SECTION 20. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of Collateral Agent, be held by Collateral Agent as Collateral for, and/or then, or at any other time thereafter applied, in full or in part by Collateral Agent against the Secured Obligations in the following order of priority:

         (a) To the payment of all costs and expenses of such sale, collection or other realization and all other expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith and all amounts for which Collateral Agent is entitled to indemnification hereunder and all advances made by Collateral Agent hereunder for the account of Borrower and for the payment of all costs and expenses paid or incurred by Collateral Agent in connection with the exercise of any right or remedy hereunder, all in accordance with Section 21;

         (b) To the payment of the Secured Obligations in such order as Collateral Agent shall elect; and

         (c) After payment in full of the amounts specified in the preceding subparagraphs, to the payment to or upon the order of Borrower, or whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         SECTION 21.  INDEMNITY AND EXPENSES.

         (a) Borrower agrees to indemnify Collateral Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Collateral Agent's gross negligence or willful misconduct.

         (b) Borrower will upon demand pay to Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, that Collateral Agent may incur in connection with
    (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Collateral Agent hereunder or (iv) the failure by Borrower to perform or observe any of the provisions hereof.

         SECTION 22.  SECURITY INTEREST ABSOLUTE.

         (a) All rights of Collateral Agent and security interests hereunder, and all obligations of Borrower hereunder, shall be absolute and unconditional, irrespective of:

              (i) any lack of validity or enforceability of the Credit Agreement or any Collateral Document, or any agreement or instrument relating thereto;

              (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or consent to any departure from the Credit Agreement or any Collateral Document;

              (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the Secured Obligations; or

              (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of Borrower or a third party grantor of a security interest.

         Without limiting the generality of the foregoing, Borrower hereby consents to, and hereby agrees that the rights of Collateral Agent and the security interests hereunder, and the obligations of Borrower hereunder, shall not be affected by, any and all releases of any Collateral from the Liens and security interests created by any Collateral Documents, whether for purposes of Asset Sales or other dispositions of assets pursuant to the Credit Agreement or for some other purpose, except to the extent expressly provided in such releases.

         SECTION 23. WAIVER OF HEARING. Borrower expressly waives any constitutional or other right to a judicial hearing prior to the time Collateral Agent takes possession or disposes of the Collateral as provided in Section 19 hereof.

         SECTION 24. WAIVER OF JURY TRIAL. BORROWER AND COLLATERAL AGENT HEREBY MUTUALLY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Borrower and Collateral Agent each acknowledge that this waiver is a material inducement for Borrower and Collateral Agent to enter into a business relationship, that Borrower and Collateral Agent have already relied on the waiver in entering into this Agreement and that each will continue to rely on the waiver in their related future dealings. Borrower and Collateral Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         SECTION 25. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations and termination of Secured Parties' obligations to lend under the Credit Agreement, (b) be binding upon Borrower, its successors and assigns and
(c) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), Secured Parties may assign or otherwise transfer the Credit Agreement and any notes issued in connection therewith to any other person or entity, and such other benefits in respect thereof granted to Secured Parties herein or otherwise. Upon the indefeasible payment in full of the Secured Obligations and termination of Secured Parties' obligations to lend under the Credit Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Borrower. Upon any such termination, Collateral Agent will, at Borrower's expense, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination.

         SECTION 26. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent, and no amendment or waiver of the last sentence of Section 1 or Section 15(a) of this Agreement nor any consent to any departure by Borrower therefrom which is adverse to LaSalle National Bank, as purchaser under the Lease Portfolio Documents, shall be effective unless the same shall be in writing and signed by Collateral Agent and LaSalle National Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The parties hereto intend that LaSalle National Bank be a third party beneficiary with respect to such last sentence of Section 1 and Section 15(a) to the extent related to the Lease Portfolio or the Lease Portfolio Documents.

         SECTION 27. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed or telecopied or delivered to Borrower or Collateral Agent, as the case may be, addressed to it at the address of such party specified on the signature page hereof, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, be effective when deposited in the mails, addressed as aforesaid.

         SECTION 28.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

         All judicial proceedings brought against Borrower with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York and by execution and delivery of this Agreement Borrower accepts for itself and in connection with the Collateral, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgement rendered thereby in connection with this Agreement. Borrower designates and appoints C T Corporation System and such other Person as may be hereafter selected by Borrower irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any proceedings in any such court, such service being hereby acknowledged by Borrower to be effective and binding service in every respect.
A copy of any such process so served shall be mailed by registered mail to Borrower, at its address specified pursuant to Section 27 hereof, except that unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of process. If any agent appointed by Borrower refuses to accept service, Borrower hereby agrees that service upon it by mail shall constitute sufficient notice. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Collateral Agent to bring proceedings against Borrower in the courts of any other jurisdiction.

         SECTION 29. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE

INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISION OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

         SECTION 30. COLLATERAL AGENT. Collateral Agent has been appointed as Collateral Agent hereunder pursuant to the Credit Agreement, and shall be entitled to the benefits of the Credit Agreement. Collateral Agent shall be obligated, and shall have the right, hereunder to make demands, to give notices, to exercise or refrain from taking action (including, without limitation, the release or substitution of Collateral) solely in accordance with this Agreement and the Credit Agreement. Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided for resignation or removal of Agent and appointment of a successor in the Credit Agreement. Upon the acceptance of any appointment as a Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement and shall deliver any Collateral in its possession to the successor Collateral Agent. After any retiring Collateral Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent.

         SECTION 31. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

         SECTION 32. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation and in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 33. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.

         IN WITNESS WHEREOF, Borrower has caused this Agreement to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.

                             BLUE BIRD BODY COMPANY


                             By _____________________
                                Title:

                             Notice Address:

                             Blue Bird Body Company
                             North Camellia Boulevard
                             P.O. Box 937
                             Fort Valley, GA  31030
                             Attn:  Bob G. Wallace

                             with a copy to:

                             Wachtell, Lipton, Rosen & Katz
                             299 Park Avenue
                             New York, NY  10171-0149
                             Attn:  Andrew R. Brownstein,
                                    Esq.


                             BANKERS TRUST COMPANY,
                             as Collateral Agent


                             By _____________________
                                Title:

                             Notice Address:

                             Bankers Trust Company
                             280 Park Avenue
                             9th Floor West
                             New York, NY  10017
                             Attn:  Mary Zadroga

                             with a copy to:

                             Bankers Trust Company
                             300 South Grand Avenue
                             41st Floor
                             Los Angeles, CA  90071
                             Attn:  Patrice M. Daniels

 STATE OF NEW YORK      )
                        )    ss.
COUNTY OF NEW YORK      )



         On this ____ day of ________, 1992, before me personally came _________________________________ to me known, who being by me duly sworn, did depose and say that he/she resides at ___________________________________, that he/she is a ____________________________ of _______________
_____________________________, one of the corporations described in and which executed the within instrument, and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.


                             ______________________________
                                       Notary Public

STATE OF NEW YORK       )
                        )    ss.
COUNTY OF NEW YORK      )



         On this ____ day of ________, 1992, before me personally came _________________________________ to me known, who being by me duly sworn, did depose and say that he/she resides at ___________________________________, that he/she is a ____________________________ of _______________
_____________________________, one of the corporations described in and which executed the within instrument, and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.


                             ______________________________
                                       Notary Public

                                                                          4/9/92

                                      EXHIBIT XI

                          FORM OF BORROWER PLEDGE AGREEMENT



         THIS BORROWER PLEDGE AGREEMENT (this "Agreement") is dated as of
April 15, 1992 between BLUE BIRD BODY COMPANY, a Georgia corporation ("Pledgor"), and BANKERS TRUST COMPANY ("Bankers"), as collateral agent for and representative of (in such capacity, together with any successor in such capacity "Collateral Agent") the Secured Parties (as defined herein).


                                PRELIMINARY STATEMENT


         A. Pledgor is the legal and beneficial owner of (i) the shares (the "Pledged Shares") of stock described in Part A of SCHEDULE I hereto and issued by the corporations named therein and (ii) the indebtedness described in Part B of said SCHEDULE I (the "Pledged Debt") and issued by the obligors named therein.

         B. Blue Bird Corporation, a Delaware corporation ("Holding"), B B Acquisition Corp., a Georgia corporation ("Acquisition", which corporation has merged with and into Pledgor), the lenders party thereto ("Lenders") and Bankers Trust Company, as agent for Lenders ("Agent") have entered into that certain Credit Agreement dated as of April 15, 1992 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which Lenders make certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend credit facilities to Acquisition and Pledgor.

         C. Acquisition has entered into the Subordinated Indenture pursuant to which Acquisition has issued the Subordinated Notes and Holding has issued its guaranty thereof.

         D. It is a condition under the Credit Agreement and the Subordinated Indenture that Pledgor shall have made the pledge and undertaken the obligations contemplated by this Agreement.

         E. Bankers, as agent under the Credit Agreement, and Manufacturers Hanover Trust Company, as trustee under the Subordinated Indenture (the "Subordinated Indenture Trustee") have entered into the Intercreditor Agreement providing for, among other things, the appointment of Collateral Agent to administer and enforce this Agreement and the Pledged Collateral (as hereinafter defined) as provided therein.

         F. It is contemplated that Pledgor may from time to time enter into Interest Rate Agreements (the "Interest Rate Agreements") with one or more financial institutions, other than Lenders ("Other Banks") (such Other Banks that have acknowledged and delivered to Collateral Agent a counterpart of the Intercreditor Agreement agreeing to be bound by the terms thereof are collectively referred to herein as the "Interest Rate Exchangers" and, such Interest Rate Exchangers, together with Collateral Agent, Agent, Lenders, the Subordinated Indenture Trustee and the holders of the Subordinated Notes, are each individually referred to herein as a "Secured Party" and are collectively referred to herein as the "Secured Parties").

         IN CONSIDERATION of the foregoing premises, Pledgor hereby agrees with Collateral Agent, for its benefit and the benefit of the other Secured Parties, as follows:

         SECTION 1. CERTAIN DEFINED TERMS. Terms used and not otherwise defined herein have the respective meanings assigned to them in the Credit Agreement. The following terms used herein shall have the following meanings:

         "CREDIT AGREEMENT OBLIGATIONS" means all obligations of every nature of Pledgor, Holding and any other Loan Party now or hereafter existing under or arising out of or in connection with the Credit Agreement and any promissory notes or other documents or instruments delivered pursuant thereto (including, without limitation, the Holding Guaranty and any Interest Rate Agreements by and between Borrower and any Lender and all other Obligations under the Credit Agreement) and all amendments, extensions or renewals thereof, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations whether or not a claim is allowed against Pledgor in any such bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, fees, expenses or otherwise.

         "INTEREST RATE OBLIGATIONS" means all obligations of every nature of Pledgor to the Interest Rate Exchangers now or hereafter existing in respect of the Interest Rate Agreements (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on all such obligations whether or not a claim is allowed against Pledgor in any such bankruptcy proceeding).

         "SUBORDINATED INDENTURE OBLIGATIONS" means all obligations of every nature of Pledgor and Holding now or hereafter existing under or arising out of or in connection with the Subordinated Indenture and the Subordinated Notes (including, without limitation, the guaranty by Holding or any other obligor thereof), and all amendments, extensions or renewals thereof (to the extent such amendments, extensions or renewals are not

                                         X1-2
prohibited by the Credit Agreement), whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations whether or not a claim is allowed against Pledgor in any such bankruptcy proceeding), fees, expenses or otherwise.

         SECTION 2.  PLEDGE OF SECURITY.

         (a) Pledgor hereby pledges to Collateral Agent, and grants to Collateral Agent on behalf of Agent and Lenders, a Lien on and security interest in, the following (the "Pledged Collateral") to secure the Credit Agreement
Obligations:

              (i) the Pledged Shares and the certificates representing the Pledged Shares and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

              (ii) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

              (iii) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase, stock of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights; provided, that Pledgor shall not be required to pledge more than 66% of the shares of stock of any Subsidiary organized in a jurisdiction outside of the United States of America (a "Foreign Entity") otherwise required to be pledged hereunder to the extent that such pledge would constitute an investment of earnings in United States property under
    Section 956 (or a successor provision) of the Internal Revenue Code which investment would trigger an increase in the gross income of a United States shareholder of such
                                         XI-3

    Pledgor pursuant to Section 951 (or a successor provision) of the Internal Revenue Code;

              (iv) all additional indebtedness from time to time owed to Pledgor by any obligor of the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

              (v) all shares of, and all securities convertible into and warrants, options and other rights to purchase, stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of Pledgor (which shares shall be deemed to be part of the Pledged Shares) and the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights; provided that Pledgor shall not be required to pledge more than 66% of the shares of stock of any Foreign Entity otherwise required to be pledged hereunder to the extent that such pledge would constitute an investment of earnings in United States property under Section 956 (or a successor provision) of the Internal Revenue Code that would trigger an increase in the gross income of a United States shareholder of the Pledgor pursuant to Section 951 (or a successor provision) of the Internal Revenue Code; and

              (vi) to the extent not covered by clauses (i) through (v) above, all Proceeds of any or all of the foregoing. The term "Proceeds" shall have the meaning assigned that term under the Uniform Commercial Code (the "Code") as in effect in any relevant jurisdiction or under relevant law and, in any event, shall include, but not be limited to, any and all
    (y) proceeds of any indemnity or guaranty payable to Pledgor or Collateral Agent from time to time with respect to any of the Pledged Collateral and
    (z) any other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral.

         (b) Pledgor hereby pledges to Collateral Agent, and grants to Collateral Agent on behalf of Interest Rate Exchangers, a Lien on and security interest in the Pledged Collateral to secure the Interest Rate Obligations.

         (c) Pledgor hereby pledges to Collateral Agent, and grants to Collateral Agent on behalf of the Subordinated Indenture Trustee and the holders of the Subordinated Notes, a Lien on and security interest in the Pledged Collateral to secure the Subordinated Indenture Obligations.

         (d) Pledgor hereby pledges to Collateral Agent, and grants to Collateral Agent on behalf of Collateral Agent, a Lien on and security interest in the Pledged Collateral to secure the obligations owed to Collateral Agent under this Agreement.

         (e)  Each of the grants of a Lien and security interest in paragraphs
(a)-(d) of this Section 2 is, and is intended to be, a separate, independent and distinct grant to the same extent as if each such grant were set forth in a separate document and such grants have been included in one document solely for the administrative convenience of the Secured Parties.

         SECTION 3.  SECURITY FOR OBLIGATIONS.

         (a) The Lien and security interest granted in Section 2(a) of this Agreement, secures, and the Pledged Collateral is collateral security for, the prompt payment and performance in full when due, whether at stated maturity, by acceleration, declaration or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a), or any successor provision thereto), of the Credit Agreement Obligations, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Collateral Agent as a preference, fraudulent transfer or otherwise (all such obligations being the "Credit Agreement Indebtedness"), and all obligations or liabilities of every nature of Pledgor to Agent and Lenders now or hereafter existing under this Agreement (all such obligations of Pledgor, together with the Credit Agreement Indebtedness, being the "Credit Agreement Secured Obligations").

         (b) The Lien and security interest granted in Section 2(b) of this Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment and performance in full when due, whether at stated maturity, by acceleration, declaration or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a), or any successor provision thereto), of the Interest Rate Obligations, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Collateral Agent as a preference, fraudulent transfer or otherwise (all such obligations being the "Interest Rate Indebtedness"), and all obligations or liabilities of every nature of Pledgor to Interest Rate Exchangers now or hereafter existing under this Agreement (all such obligations of Pledgor, together with the Interest Rate Indebtedness, being the "Interest Rate Secured Obligations").

         (c) The Lien and security interest granted in Section 2(c) of this Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment and performance in full when due, whether at stated maturity, by acceleration, declaration or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a), or any successor provision thereto), of the Subordinated Indenture Obligations, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Collateral Agent as a preference, fraudulent transfer or otherwise (all such obligations being the "Subordinated Indenture Indebtedness"), and all obligations or liabilities of every nature of Pledgor to the Subordinated Indenture Trustee and the holders of the Subordinated Notes now or hereafter existing under this Agreement (all such obligations of Pledgor, together with the Indebtedness, being the "Subordinated Indenture Secured Obligations").

         (d) The Lien and security interest granted in Section 2(d) of this Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment and performance in full when due, (including the payment of amounts that would become due but for the operation of the automatic stay under
Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a), or any successor provision thereto), of all amounts owed to Collateral Agent under this Agreement, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Collateral Agent as a preference, fraudulent transfer or otherwise (all such obligations, together with the Credit Agreement Indebtedness, Interest

Rate Indebtedness and the Subordinated Indenture Indebtedness being the "Indebtedness"), and all obligations or liabilities of every nature of Pledgor to Collateral Agent on its own behalf now or hereafter existing under this Agreement (all such obligations of Pledgor, together with the Indebtedness, the Credit Agreement Secured Obligations, the Interest Rate Secured Obligations, and the Subordinated Indenture Secured Obligations being the "Secured Obligations").

         SECTION 4. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Collateral Agent. Collateral Agent shall have the right, at any time upon or after the occurrence of an Event of Default (as defined below) and without notice to Pledgor, to transfer to or to register in the name of Collateral Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 8(a). In addition, Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants as follows:

         (a) All of the Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. All of the Pledged Debt has been duly authorized, authenticated or issued and delivered, and is the legal, valid and binding obligation of the issuers thereof, and is not in default.

         (b) Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Lien except for the security interest created by this Agreement.

         (c) Pledgor has full power and lawful authority to enter into this Agreement, to sell, assign, transfer and pledge the Pledged Collateral to Collateral Agent and to grant to Collateral Agent a first priority security interest therein as herein provided, all of which have been duly authorized by all necessary corporate action; the execution, delivery and performance hereof are not in contravention of any charter or by-law provision or of any indenture, agreement or undertaking to which Pledgor is a party or by which Pledgor or its property are bound; this Agreement constitutes the legally valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights generally and to equitable principles relating to enforceability; and any officer, agent or representative acting for or on behalf of Pledgor in connection with this Agreement or any aspect hereof, or entering into or executing this Agreement on behalf of Pledgor, has been duly authorized so to do, and is fully empowered to act for and represent Pledgor in connection with this Agreement and all matters relating thereto or in connection therewith.

         (d) No consent of any other party (including, without limitation, stockholders or creditors of Pledgor) and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Pledgor or (ii) for the exercise by Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally).

         (e) The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Secured Obligations.

         (f) The Pledged Shares constitute all of the issued and outstanding shares of each issuer thereof, except as otherwise set forth in SCHEDULE II hereto, and there are no outstanding options, warrants, rights to subscribe, stock purchase rights or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares.

         (g) The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

         SECTION 6. CERTAIN COVENANTS. Pledgor hereby covenants that, until the Secured Obligations have been indefeasibly paid in full, Pledgor will:

         (a)  not, except as expressly permitted by the Credit Agreement,
(i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement, (iii) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or permit to exist any Lien upon or with respect to, any of the capital stock of a Foreign Entity not pledged hereunder, or (iv) permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation; provided, however, that if an Asset Sale permitted by the Credit Agreement occurs and the assets subject to such Asset Sale are Pledged Collateral, Collateral Agent shall release the Pledged Collateral that is the subject of such Asset Sale to Pledgor free and clear of the lien and security interest under this Agreement (A) so long as any Obligations remain outstanding under the Credit Agreement, concurrently with the receipt of advice from Agent that arrangements satisfactory to it have been made for delivery to it of the Estimated Net Cash Proceeds of such Asset Sale,
(B) after such time as all Credit Agreement Obligations have been paid in full and the Commitments under the Credit Agreement have been terminated, if any other Secured Parties are entitled to receive any portion of the Cash Proceeds of such Asset Sale, concurrently with the receipt of advice from the agent or trustee for such Secured Parties that arrangements satisfactory to it have been made for delivery to it of the amounts required to be paid to such Secured Parties out of the Cash Proceeds of such Asset Sale, and (C) in the event no Secured Party is entitled to receive any portion of the Cash Proceeds of such Asset Sale, concurrently upon receipt of advice from Pledgor that no Secured Party is entitled to receive such proceeds; provided, however, that notwithstanding anything herein to the contrary, Collateral Agent shall release such Pledged Collateral from the lien and security interest of this Agreement as may be specified by Agent upon the approval of the release of such Pledged Collateral by Requisite Lenders under the Credit Agreement.

         (b) (i) cause each issuer of Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares, or any shares of capital stock of a Foreign Entity not pledged hereunder, except to Pledgor, and (ii) subject to any limitations with respect to a pledge of the shares of capital stock of a Foreign Entity under Sections 2(c) and 2(e) hereof, pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Shares, and (iii) subject to any limitations with respect to a pledge of the shares of capital stock of a Foreign Entity under Sections 2(c) and 2(e) hereof, pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock of any Person which, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of Pledgor;

         (c) (i) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed (directly or indirectly) to Pledgor by any obligor of the Pledged Debt, and
(ii) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed (directly or indirectly) to Pledgor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of Pledgor;

         (d) promptly deliver to Collateral Agent all written notices received by it with respect to the Pledged Collateral; and

         (e) pay or discharge, prior to delinquency, all taxes, charges, fees, expenses, Liens and assessments of every nature levied or imposed upon the Pledged Collateral.

         SECTION 7. FURTHER ASSURANCES; PLEDGE AMENDMENTS. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary, or that Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

         Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in Section 6(b) or (c), promptly (and in any event within five (5) Business
Days) deliver to Collateral Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of SCHEDULE III hereto (a "Pledge Amendment"), in respect of the additional Pledged Shares or Pledged Debt to be pledged pursuant to this Agreement. Pledgor hereby authorizes Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares or Pledged Debt listed on any Pledge Amendment delivered to Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

         SECTION 8.  VOTING RIGHTS; DIVIDENDS; ETC.

         (a) So long as no Event of Default shall have occurred and be continuing:

         (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that Pledgor shall not exercise or refrain from exercising any such right if

Collateral Agent shall have notified Pledgor that, in Collateral Agent's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and provided, further, that Pledgor shall give Collateral Agent at least five Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right. It is understood, however, that neither (A) the voting by Pledgor of any Pledged Shares for or Pledgor's consent to the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting nor (B) Pledgor's consent to or approval of any action otherwise permitted under this Agreement or the Credit Agreement shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section 8(a)(i), and no notice of any such voting or consent need be given to Collateral Agent.

         (ii) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any and all

              (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

              (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

              (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Pledged Collateral,

    shall be, and shall forthwith be delivered to Collateral Agent to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Collateral Agent, be segregated from the other property or funds of Pledgor and be forthwith delivered to Collateral Agent as Pledged Collateral in the same form as so received (with all necessary endorsements).

         (iii) Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

         (b)  Upon the occurrence and during the continuance of an Event of
Default:

         (i) Upon written notice from Collateral Agent to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights during the continuance of such Event of Default.

         (ii) All rights of Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) shall cease, and all such rights shall thereupon become vested in Collateral Agent who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments during the continuance of such Event of Default.

         (iii) All dividends, principal and interest payments which are received by Pledgor contrary to the provisions of paragraph (ii) of this
    Section 8(b) shall be received in trust for the benefit of Collateral Agent, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

         (c) In order to permit Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 8(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 8(a)(ii) or Section 8(b)(ii), Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Collateral Agent all such proxies, dividend payment orders and other instruments as Collateral Agent may from time to time reasonably request.

         SECTION 9. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Collateral Agent as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Collateral Agent's discretion to take any action and to execute any instrument, including but not limited to financing and continuation statements, which Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral, and to file any claims or take any action or institute any proceedings which Collateral Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or to enforce the rights of Collateral Agent with respect to any of the Pledged Collateral.

         SECTION 10. COLLATERAL AGENT MAY PERFORM. If Pledgor fails to perform any agreement contained herein promptly after receipt of a request to do so from Collateral Agent, Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Collateral Agent incurred in connection therewith shall be payable by Pledgor under
Section 16(b).

         SECTION 11.  STANDARD OF CARE; SECURED PARTIES' DUTIES AND
LIABILITIES.

          (a) The powers conferred on Collateral Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose on it any duty to exercise such powers. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equivalent to that which Collateral Agent in its individual capacity accords its own property consisting of negotiable securities, it being understood that Collateral Agent shall have no responsibility for
(i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Collateral Agent has or is deemed to have knowledge of such matters,
(ii) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (iii) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral or (iv) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value.

         (b) Neither Collateral Agent nor any other Secured Party shall be liable to Pledgor (i) for any loss or damage sustained by it, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Pledged Collateral that may occur as a result of, in connection with or that is in any way related to (x) any exercise by Collateral Agent or any other Secured Party of any right or remedy under this Agreement or (y) any other act of or failure to act by Collateral Agent or any other Secured Party, except to the extent that the same shall be determined by a judgment of a court of competent jurisdiction to be the result of acts or omissions on the part of Collateral Agent or such other Secured Party constituting gross negligence or willful misconduct.

         (c) NO CLAIM MAY BE MADE BY PLEDGOR AGAINST COLLATERAL AGENT, ANY OTHER SECURED PARTY OR THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY LAW) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND PLEDGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         SECTION 12. EVENTS OF DEFAULT. The occurrence of any of the following shall be an "Event of Default" under this Agreement: (a) the occurrence of any "Event of Default" as defined in the Credit Agreement, or
(b) after such time as the Credit Agreement Obligations have been paid in full and the Commitments under the Credit Agreement have been terminated, so long as any Interest Rate Obligations to Interest Rate Exchangers remain outstanding and provided that the Pledged Collateral then secures such Interest Rate Obligations, the occurrence of any event of default under such Interest Rate Agreements, or (c) after such time as the Credit Agreement Obligations have been paid in full and the Commitments under the Credit Agreement have been terminated, and after such time as the Interest Rate Obligations to Interest Rate Exchangers have been paid in full and such Interest Rate Agreements terminated, so long as any Subordinated Indenture Obligations remain outstanding and provided that the Pledged Collateral then secures such Subordinated Indenture Obligations, the occurrence of any "Event of Default" under and as defined in the Subordinated Indenture.

         SECTION 13. REMEDIES UPON DEFAULT; DECISIONS RELATING TO EXERCISE OF REMEDIES.

         (a)  If any Event of Default shall have occurred and be continuing:

              (i) Collateral Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code as in effect in the State of New York (or any other state with jurisdiction over the Pledged Collateral) at that time, and Collateral Agent may also in its sole discretion, without notice (except as specified below), sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Collateral Agent may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of any Pledged Collateral payable by Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgor shall be liable for the deficiency and the fees of any attorneys employed by Collateral Agent to collect such deficiency.

              (ii) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "Securities Act"), and applicable state securities laws, Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Collateral Agent than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances and the registration rights granted to Collateral Agent by Pledgor pursuant to
    Section 14, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

              (iii) If Collateral Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Collateral Agent all such information as Collateral Agent may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

         (b) Notwithstanding anything in this Agreement to the contrary, Collateral Agent shall exercise, or shall refrain from exercising, any remedy provided for in subsection 13(a) hereof as Collateral Agent may be directed by instructions given in accordance with the terms and provisions of the Intercreditor Agreement and each Secured Party shall be bound by such instructions and the sole right of each Secured Party under this Agreement shall be to be secured by the Pledged Collateral and to receive the payments provided for in Section 15 hereof.

         SECTION 14. REGISTRATION RIGHTS. If Collateral Agent shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to
Section 13, Pledgor agrees that, upon request of Collateral Agent (which request may be made by Collateral Agent in its sole discretion), Pledgor will, at its own expense:

         (a) execute and deliver, and cause each issuer of the Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Collateral Agent, advisable to register such Pledged Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

         (b) use its best efforts to qualify the Pledged Collateral under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by Collateral Agent;

         (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

         (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law; and

         (e) bear all costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this Section 14.

         Pledgor further agrees that a breach of any of the covenants contained in this Section 14 will cause irreparable injury to Collateral Agent, that Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 14 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section 14 shall in any way alter the rights of Collateral Agent under Section 13.

         SECTION 15. APPLICATION OF PROCEEDS. All Cash Proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Collateral Agent, be held by Collateral Agent as Pledged Collateral for, and/or then or at any time thereafter applied in whole or in part by

Collateral Agent against the Secured Obligations in the following order of priority:

         FIRST: To the payment of the costs and expenses of such sale, collection or other realization, and all expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith, including reasonable compensation to Collateral Agent and its agents and counsel, in accordance with
Section 16(b);

         SECOND: To the payment in full of all Secured Obligations in the order set forth in the Intercreditor Agreement; and

         THIRD: To the payment to or upon the order of Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         SECTION 16.  INDEMNITY AND EXPENSES.

         (a) Pledgor agrees to indemnify Collateral Agent from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement, the Intercreditor Agreement and the transactions contemplated hereby and thereby (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Collateral Agent's gross negligence or willful misconduct.

         (b) Pledgor will upon demand pay to Collateral Agent the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Collateral Agent or any other Secured Party hereunder or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

         (c) In the event of any public sale described in Section 14, Pledgor agrees to indemnify and hold harmless Collateral Agent and each of Collateral Agent's directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which Collateral Agent or such other persons may become subject or for which any of them may be liable, under the Securities Act or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof), arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus or other such document published or filed in connection with such public sale, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Collateral Agent and such other persons for any legal or other expenses reasonably incurred by Collateral Agent and such other persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including without limitation any and all fees, costs and expenses whatsoever reasonably incurred by Collateral Agent and such other persons and counsel for Collateral Agent and such other persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, any such commenced or threatened litigation or any claims asserted). This indemnity shall be in addition to any liability which Pledgor may otherwise have and shall extend upon the same terms and conditions to each person, if any, that controls Collateral Agent or such persons within the meaning of the Securities Act.

         SECTION 17.  WAIVERS OF PLEDGOR.

         (a)  Pledgor waives any right to require Collateral Agent to:
(i) proceed against any guarantor of any of the Secured Obligations or any other person or entity; (ii) proceed against or exhaust any other security held from any other person or entity; (iii) give notice to Pledgor of the terms, time and place of any public or private sale of the Pledged Collateral or any other security, or otherwise comply with Section 9504 of the Code; (iv) pursue any other remedy in Collateral Agent's power; or (v) make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations or in connection with the creation of new or additional Secured Obligations;

         (b) Pledgor waives any defense arising by reason of: (i) any disability or other defense of Pledgor, or any other entity, including, without limitation, any defense based on or arising out of the unenforceability of any of the Secured Obligations, legal or equitable discharge of the Secured Obligations or this Agreement or any statute of limitations affecting Pledgor's liability hereunder or the enforcement thereof or hereof; (ii) the cessation from any cause whatsoever, other than payment in full, of the Secured Obligations or the release or substitution of any sureties or guarantors of the Secured Obligations; (iii) any act or omission by Collateral Agent which directly or indirectly results in or aids the discharge of Pledgor or any of the Secured Obligations by operation of law or otherwise; (iv) the release of any other collateral securing the Secured Obligations or the failure by Collateral Agent to perfect or maintain the perfection of any such other collateral;
(v) any
modification of the Secured Obligations, in any form whatsoever, including, but not limited to the renewal, extension, acceleration or other change in the time for payment of the Secured Obligations, and any change in the terms of the Secured Obligations, including, but not limited to, any increase or decrease of the rate of interest on the Secured Obligations; and (vi) any law limiting the liability of or exonerating guarantors or sureties; and

         (c) until all the Secured Obligations shall have been paid in full, Pledgor waives any right to enforce any remedy which Collateral Agent now has or may hereafter have against any person or entity guaranteeing or securing the Secured Obligations, and waives any benefit of, or any right to participate in any security whatsoever now or hereafter held by Collateral Agent for the Secured Obligations.

         SECTION 18. CONTINUING SECURITY INTEREST; TRANSFER OF INDEBTEDNESS. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until indefeasible payment in full of all Secured Obligations and the cancellation or termination of any commitments related thereto, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and each other Secured Party and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c) and subject to the provisions of the Credit Agreement, Collateral Agent and each other Secured Party may assign or otherwise transfer any Indebtedness held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Collateral Agent herein or otherwise, subject however to the provisions of the Intercreditor Agreement. Upon the indefeasible payment in full of all Secured Obligations and the cancellation or termination of the commitments related thereto, this Agreement shall terminate and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Collateral Agent, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         SECTION 19. NO WAIVER BY COLLATERAL AGENT; AUTHORITY OF PLEDGOR. No failure on the part of Collateral Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Collateral Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative to the fullest extent permitted by law and are not exclusive of any remedies provided by law. It is not necessary for Collateral Agent to inquire into the powers of Pledgor or the officers, directors or agents acting or purporting to act on behalf of any of them.

         SECTION 20. AMENDMENT, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that solely with respect to any amendment or waiver of Sections 2(c), 3(c) or 15 of this Agreement or this Section 20 or the definitions herein of "Secured Parties," "Subordinated Indenture Obligations," "Subordinated Indenture Indebtedness," "Subordinated Indenture Secured Obligations" or "Secured Obligations," any such amendment or waiver shall also require the written consent of the Subordinated Indenture Trustee; provided, further, that solely with respect to any amendment or waiver of Sections 2(b) or 3(b) of this Agreement or this Section 20 or the definitions herein of "Secured Parties," "Interest Rate Obligations," "Interest Rate Indebtedness," "Interest Rate Secured Obligations" or "Secured Obligations," any such amendment or waiver shall also require the written consent of any Interest Rate Exchanger then secured hereunder.

         SECTION 21. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic or telecopy communication) and, if to either party, mailed, telegraphed, telecopied or delivered to it, addressed to it at the address of such party specified in the Credit Agreement, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 21. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid, and when delivered or telecopied, be effective when received at the address specified above.

         SECTION 22. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms defined in Article 9 of the Code are used herein as therein defined.

         SECTION 23. SEVERABILITY. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdictions, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 24. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. All judicial proceedings brought against Pledgor with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York and by execution and delivery of this Agreement, Pledgor accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Pledgor designates and appoints C T Corporation and such other Persons as may hereafter be selected by Pledgor irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by Pledgor to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to Pledgor at its address referred to in Section 22, except that unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of process. If any agent appointed by Pledgor refuses to accept service, Pledgor hereby agrees that service upon it by mail shall constitute sufficient notice. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Collateral Agent to bring proceedings against Pledgor in the courts of any other jurisdiction.

         SECTION 25. COLLATERAL AGENT. Collateral Agent has been appointed as Collateral Agent hereunder pursuant to the Intercreditor Agreement, and shall be entitled to the benefits of the Intercreditor Agreement. Collateral Agent shall be obligated, and shall have the right, hereunder to make demands, to give notices, to exercise or refrain from taking action (including, without limitation, the release or substitution of Pledged Collateral) solely in accordance with this Agreement and the Intercreditor Agreement. Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided for resignation or removal of Agent and appointment of a successor in the Intercreditor Agreement. Upon the acceptance of any appointment as a Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement and shall deliver any Collateral in its possession to the successor Collateral Agent. After any retiring Collateral Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent.

         SECTION 26.  WAIVER OF JURY TRIAL.  PLEDGOR AND COLLATERAL AGENT
HEREBY MUTUALLY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OR ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTION CONTEMPLATED HEREBY AND THE RELATIONSHIP BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Pledgor and Collateral Agent each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement and that each will continue to rely on the waiver in their related future dealings. Pledgor and Collateral Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO EXTENSIONS OF CREDIT PURSUANT TO THE LOAN DOCUMENTS. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                             BLUE BIRD BODY COMPANY



                             By __________________________
                                Title:




                             BANKERS TRUST COMPANY,
                             as Collateral Agent



                             By __________________________
                                Title:

                                                                         4/22/92


                                     EXHIBIT XII

                          FORM OF HOLDING SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement") is dated as of April 15, 1992, and entered into by and between BLUE BIRD CORPORATION, a Delaware corporation, ("Holding"), and BANKERS TRUST COMPANY, as collateral agent for and representative of (in such capacity, together with any successor in such capacity, "Collateral Agent") the Lenders (as defined herein).


                                PRELIMINARY STATEMENTS

         B B Acquisition Corp., a Georgia corporation, Holding, the lenders party thereto ("Lenders") and Bankers Trust Company, as agent for Lenders ("Agent"), have entered into a credit agreement dated as of April 15, 1992 (said credit agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, is referred to herein as the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement). It is a condition precedent to the making of loans and other extensions of credit by Lenders under the Credit Agreement that Holding shall have granted the security interest contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make loans and other extensions of credit under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Holding hereby agrees with Collateral Agent as follows:


         SECTION 1. GRANT OF SECURITY. Holding hereby assigns and grants to Collateral Agent, for its benefit and the benefit of Agent and Lenders (collectively, the "Secured Parties"), and hereby grants to Collateral Agent a security interest in, all of Holding's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Holding now has or hereafter acquires an interest and wherever the same may be located (the

                                        XII-1

    "Collateral") to secure the Secured Obligations (as defined in Section 2):

         (a) All equipment in all of its forms, and all parts thereof and all accessions thereto and documents therefor (any and all such equipment, parts, accessions and documents being the "Equipment");

         (b)  All inventory in all of its forms, including, but not limited to,
    (i) all goods held by Holding for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in Holding's business, (iii) goods in which Holding has an interest in mass or a joint or other interest or right of any kind, (iv) goods which are returned to or repossessed by Holding and all additions and accessions thereto and replacements thereof) (all such inventory, accessions and products being the "Inventory");

         (c) All accounts, contract rights, chattel paper, instruments, guaranties, letters of credit, documents, drafts, acceptances, tax refunds, rights to performance, judgments, security agreements, leases, permits, licenses, franchises, certificates, other contracts and general intangibles of every nature, including, without limitation, all rights and claims to the payment or receipt of money or other forms of consideration of any kind included in this clause (c) (any and all such rights and claims to the payment or receipt of money or other forms of consideration being the "Payment Rights", and any and all such leases, security agreements and other contracts being the "Related Contracts");

         (d) All books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software (owned by Holding or in which it has an interest) that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;

         (e) All plant fixtures, business fixtures and other fixtures and storage and office facilities, and all additions and accessions thereto and replacements thereof and products thereof;

         (f) All cash, money, currency and all deposit accounts ("Deposit Accounts"), including, without limitation, all demand, time, savings, passbook or like accounts maintained with a bank, savings and loan

                                        XII-2
    association, credit union or other like organization, and all such accounts into which receipts are deposited or which are maintained with Collateral Agent or any other Secured Party (any and all Deposit Accounts, the "Pledged Deposits");

         (g) To the extent not otherwise included in the definition of Collateral, (i) all common law and/or statutory copyrights, rights and interests of every kind and nature in copyrights and works protectable by copyright, whether now owned or hereafter created or acquired and renewals and extensions of copyrights (the "Copyrights"), (ii) the right (but not the obligation) to make publication thereof for copyright purposes, to register claim upon copyright and the right (but not the obligation) to renew and extend such copyrights, (iii) all licenses and rights in and any written agreement now or hereafter in existence granting to Holding any right to use any of the foregoing (the "Copyright Licenses"), (iv) the right (but not the obligation) to sue in the name of Holding or in the name of Collateral Agent for past, present and future infringements of any such properties, (v) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past, present and future infringements of any such properties and (vi) all goodwill associated with or symbolized by any of the foregoing;

         (h) To the extent not otherwise included in the definition of Collateral, (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof (the "Trademarks"); (ii) all reissues, extensions or renewals thereof and the right (but not the obligation) to register claim under trademark and to renew and extend such trademarks; (iii) all licenses and rights in and any written agreement granting Holding any right to use any of the foregoing (the "Trademark Licenses"); (iv) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payment for past, present and future infringements of any of the

                                        XII-3
    foregoing; (v) the right (but not the obligation) to sue for past, present and future infringements of the foregoing; (vi) all rights corresponding to any of the foregoing throughout the world; and (vii) all goodwill associated with or symbolized by any of the foregoing;

         (i) To the extent not otherwise included in the definition of Collateral, (i) all patents and patent applications and the inventions and improvements described and claimed therein, and patentable inventions (the "Patents"); (ii) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing; (iii) all licenses and rights in and all written agreements granting Holding any right to use any invention on which a patent is in existence ("Patent Licenses") (the Copyrights, Copyright Licenses, Trademarks, Trademark Licenses, Patents and Patent Licenses are collectively referred to herein as the "Intellectual Property"); (iv) all income, royalties, damages or payments now and hereafter due and/or payable under any of the foregoing with respect to any of the foregoing, including, without limitation, damages or payments for past, present and future infringements of any of the foregoing; (v) the right (but not the obligation) to sue for past, present and future infringements of any of the foregoing; (vi) all rights corresponding to any of the foregoing throughout the world; and (vii) all goodwill associated with any of the foregoing;

         (j) To the extent not otherwise included in the definition of Collateral, all goods, all building materials, equipment, work in progress and all trade secrets and other confidential information relating to the business of Holding, including, by way of illustration and not limitation, each and every kind of know-how practiced by Holding and its employees; the names and addresses of, and credit and other business information concerning Holding's past, present or future customers as they may exist from time to time; the prices which Holding obtains for its services or at which it sells merchandise; estimating and cost procedures; profit margins; policies and procedures pertaining to the sales and services furnished by Holding; information concerning suppliers of Holding and manner of operation, business plans, pledges, projections, and all other information of any kind or character, whether or not reduced in writing, with respect to the conduct by Holding of its business not generally known by the public, now or hereafter existing; and


                                        XII-4

         (k) All proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto.

         SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures and the Collateral is collateral security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration, declaration or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C.
Section 362(a)) of all obligations of every nature of Holding now or hereafter existing under the Credit Agreement, including, without limitation, all Obligations under the Credit Agreement and any promissory note or other document or instrument delivered pursuant thereto and all amendments, extensions or renewals thereof or hereof, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to the Holding or Borrower, would accrue on such obligations, whether or not a claim is allowed against Holding or Borrower in any such bankruptcy proceeding), fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Collateral Agent as a preference, fraudulent transfer or otherwise (all such obligations being the "Underlying Debt"), and all obligations of every nature of Holding now or hereafter existing under this Agreement (all such obligations of Holding, together with the Underlying Debt, being the "Secured Obligations").

         SECTION 3. HOLDING REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) Holding shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same

                                        XII-5
extent as if this Agreement had not been executed, (b) the exercise by Collateral Agent of any of the rights hereunder shall not release Holding from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) Collateral Agent shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Collateral Agent be obligated to perform any of the obligations or duties of Holding thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. Holding represents and warrants as follows:

         (a) Binding Obligation. This Agreement is the legally valid and binding obligation of Holding, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditors' rights generally.

         (b) Location of Equipment and Inventory. All of the Equipment and Inventory is located at the places specified in SCHEDULE I hereto.

         (c) Delivery of Certain Collateral. All chattel paper and notes and other instruments (excluding checks) comprising any and all items of Collateral have been delivered to Collateral Agent duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank.

         (d) Payment Rights Valid. Each Payment Right constitutes the legally valid and binding obligation of the party obligated to pay the same (the "Account Debtor"). Each such Payment Right complies with the provisions of all applicable laws and regulations, whether federal, state or local, applicable thereto (including, without limitation, any usury law, the Federal Truth and Lending Act and Regulation C of the Federal Reserve System). None of the Payment Rights is evidenced by a promissory note or other instrument other than a check, that has not been delivered to Collateral Agent.


         (e)  Ownership of Collateral.  Except for the interests disclosed in
    SCHEDULE II hereto and the security interest created by this Agreement, Holding owns the Collateral free and clear of any Lien. Except with respect to the interests disclosed in SCHEDULE II hereto and such as may have been filed in favor of

                                        XII-6

    Collateral Agent relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

         (f) Perfection. This Agreement creates a valid, perfected and, except for the interests disclosed in SCHEDULE II hereto, first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

         (g) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by Holding of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Holding or (ii) for the perfection of or the exercise by Collateral Agent of its rights and remedies hereunder (except as may have been taken by or at the direction of Holding).

         (h) Other Information. All information heretofore, herein or hereafter supplied to Collateral Agent by or on behalf of Holding with respect to the Collateral is accurate and complete in all material respects.

         (i) Office Locations; Fictitious Names. The chief place of business, the chief executive office and the office where Holding keeps its records regarding the Payment Rights and all originals of all chattel paper that evidence Payment Rights is set forth in SCHEDULE III hereto. Holding does not do business under any trade-name or fictitious business name except as set forth in SCHEDULE III hereto.

         (j) Intellectual Property. SCHEDULE IV hereto sets forth each of Holding's registered Copyrights, applications therefor and Copyright Licenses. SCHEDULE V hereto sets forth each of Holding's registered Trademarks, applications therefor and Trademarks Licenses. SCHEDULE VI hereto sets forth each of Holdings registered Patents, applications therefor and Patent Licenses. All of the Intellectual Property is valid, subsisting and enforceable and Holding is not aware of any pending or threatened claim by any Person that any of the Intellectual Property is invalid or unenforceable or that the use of any of the Intellectual Property violates the rights of any Person or of any basis for any such claim.


                                        XII-7

         SECTION 5. FURTHER ASSURANCES. (a) Holding agrees that from time to time, at the expense of Holding, Holding will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Holding will: (i) mark conspicuously each chattel paper included in the Payment Rights and each Related Contract, (ii) at the request of Collateral Agent, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Collateral Agent, indicating that such Collateral is subject to the security interest granted hereby;
    (iii) if any Payment Right shall be evidenced by a promissory note or other instrument (excluding checks) or chattel paper, deliver and pledge to Collateral Agent hereunder such note or instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Collateral Agent;
    (iv) at the request of Collateral Agent, deliver and pledge to Collateral Agent all promissory notes and other instruments (including checks) and all original counterparts of chattel paper constituting Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Collateral Agent;
    (v) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Collateral Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (vi) at any reasonable time, upon demand by Collateral Agent, exhibit the Collateral to and allow inspection of the Collateral by Collateral Agent, or persons designated by Collateral Agent and (vii) at Collateral Agent's request, appear in and defend any action or proceeding that may affect Holding's title to or Collateral Agent's security interest in the Collateral.

         (b) Holding hereby authorizes Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Holding. A carbon, photographic or other reproduction of this Agreement or a financing statement signed by Holding shall be sufficient as a financing statement.

                                        XII-8

         (c) Holding will furnish to Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Collateral Agent may reasonably request, all in reasonable detail.

         SECTION 6.  COVENANTS OF HOLDING.  Holding shall:

         (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

         (b) notify Collateral Agent of any change in Holding's name, identity or corporate structure within 15 days of such change;

         (c) give Collateral Agent 30 days' prior written notice of any change in Holding's residence or chief place of business;

         (d) if Collateral Agent gives value to enable Holding to acquire rights in or the use of any Collateral, use such value for such purposes; and

         (e) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that so long as no property or assets (other than money for such charge or claim and the interest or penalty accruing thereon) of Holding or Borrower or any of their respective Subsidiaries is in danger of being lost or forfeited as a result thereof, no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if such other reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

         SECTION 7. SPECIAL COVENANTS WITH RESPECT TO EQUIPMENT AND INVENTORY. Holding shall:

         (a) keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified on
    SCHEDULE I hereto or, upon 30 days' prior written notice to Collateral Agent, at such other places in jurisdictions where all action that may be necessary or desirable, or that Collateral

                                        XII-9

    Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to such Equipment and Inventory shall have been taken;

         (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with Holding's past practices, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith that are necessary or desirable to such end. Holding shall promptly furnish to Collateral Agent a statement respecting any loss or damage to any of the Equipment;

         (c) keep correct and accurate records of the Inventory, itemizing and describing the kind, type and quantity of Inventory, Holding's cost therefor and (where applicable) the current price list for such Inventory; and

         (d) if any Inventory is in possession or control of any of Holding's agents or processors, if the aggregate book value of all such Inventory exceeds $25,000, and in any event upon the occurrence of an Event of Default, instruct such agent or processor to hold all such Inventory for the account of Collateral Agent and subject to the instructions of Collateral Agent.

         SECTION 8. INSURANCE. (a) Holding shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be reasonably satisfactory to Collateral Agent from time to time. Such insurance shall include, without limitation, property damage insurance and liability insurance. Each policy for property damage insurance shall provide for all losses (except for losses of less than $25,000 per occurrence) to be paid directly to Collateral Agent. Each policy shall in addition (i) name Holding and Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon Collateral Agent) as their interests may appear, (ii) unless otherwise agreed by Collateral Agent, contain an agreement by the insurer that any loss thereunder payable to Collateral Agent shall be payable to Collateral Agent notwithstanding any action, inaction or breach of

                                        XII-10
    representation or warranty by Holding, (iii) have attached thereto the Lender's Loss Payable Endorsement or its equivalent, or a Loss Payable clause acceptable to Collateral Agent, (iv) provide that there shall be no recourse against Collateral Agent for payment of premiums or other amounts with respect thereto and (v) provide that at least 30 days' prior written notice of cancellation, material amendment, reduction in scope or limits of coverage or of lapse shall be given to Collateral Agent by the insurer. Holding shall, if so requested by Collateral Agent, deliver to Collateral Agent original or duplicate policies of such insurance and, as often as Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, Holding shall, at the request of Collateral Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of
    Section 5(a) and cause the respective insurers to acknowledge notice of such assignment.

         (b) Reimbursement under any liability insurance maintained by Holding pursuant to this Section 8 may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this
    Section 8 is not applicable, Holding shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by Holding pursuant to this Section 8 shall be paid to Holding as reimbursement for the costs of such repairs or replacements.

         (c) Upon (i) the occurrence and during the continuance of any Event of Default, or (ii) the actual or constructive total loss (in excess of $25,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by Collateral Agent as specified in Section 19.

         SECTION 9. SPECIAL COVENANTS WITH RESPECT TO PAYMENT RIGHTS AND RELATED CONTRACTS.

         (a) Holding shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Payment Rights and Related Contracts at the location therefor specified in
    SCHEDULE III hereto or, upon 30 days' prior written notice to Collateral Agent, at such other locations in a jurisdiction where all action that may be necessary or desirable, or that Collateral Agent may

                                        XII-11
    request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to such Payment Rights and Related Contracts shall have been taken. Holding will hold and preserve such records and will permit representatives of Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and Holding agrees to render to Collateral Agent, at Holding's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of Collateral Agent, Holding shall deliver to Collateral Agent complete and correct copies of each Related Contract.

         (b) Holding shall, for not less than 5 years from the date on which such Payment Right arose, maintain (i) complete records of each Payment Right, including records of all payments received, credits granted and merchandise returned and (ii) all documentation relating thereto.

         (c) Holding shall duly fulfill all obligations on its part to be fulfilled under or in connection with the Payment Rights and the Related Contracts and shall do nothing to impair the rights of Collateral Agent therein.

         (d)  Except as otherwise provided in this subsection (d) of this
    Section 9, Holding shall continue to collect, at its own expense, all amounts due or to become due Holding under the Payment Rights and Related Contracts. In connection with such collections, Holding may take (and, at Collateral Agent's direction, shall take) such action as Holding or Collateral Agent may deem necessary or advisable to enforce collection of the Payment Rights; provided, however, that Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default or a Potential Event of Default and upon written notice to Holding of its intention to do so, to notify the account debtors or obligors under any Payment Rights of the assignment of such Payment Rights to Collateral Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to Holding thereunder directly to Collateral Agent, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Payment Rights have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such

                                        XII-12
    lockbox or other arrangement directly to Collateral Agent and, upon such notification and at the expense of Holding, to enforce collection of any such Payment Rights and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Holding might have done. After receipt by Holding of the notice from Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by Holding in respect of the Payment Rights and the Related Contracts shall be received in trust for the benefit of Collateral Agent hereunder, shall be segregated from other funds of Holding and shall be forthwith paid over or delivered to Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as provided by
    Section 19, and (ii) Holding shall not adjust, settle or compromise the amount or payment of any Payment Right, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

         SECTION 10. SPECIAL PROVISIONS WITH RESPECT TO DEPOSIT ACCOUNTS. Upon the occurrence and during the continuance of an Event of Default, Collateral Agent may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from deposit accounts maintained with Collateral Agent constituting part of the Collateral.

         SECTION 11.  SPECIAL PROVISIONS WITH RESPECT TO INTELLECTUAL PROPERTY.

         (a) If, before the Secured Obligations are indefeasibly paid in full, Holding obtains any new Intellectual Property or rights thereto or becomes entitled to the benefit of any Intellectual Property not listed on the applicable Schedules to this Agreement, this Agreement shall automatically apply thereto and Holding shall give to Collateral Agent prompt written notice thereof and shall amend this Agreement to include any such new Intellectual Property.

         (b) Holding shall (i) prosecute diligently, through counsel reasonably acceptable to Collateral Agent, any copyright, patent, trademark or license application at any time pending; (ii) make application, through counsel reasonably acceptable to Collateral Agent, on all new copyrights, patents and trademarks as reasonably deemed appropriate by Holding;
    (iii) preserve and maintain all rights in the Intellectual Property material to Holding's business;


                                        XII-13
    and (iv) upon and after the occurrence and during the continuance of an Event of Default, use its best efforts to obtain any consents, waivers or agreements from third parties necessary to enable Collateral Agent to exercise its remedies with respect to the Intellectual Property. Holding shall not abandon any right to file a copyright, patent or trademark application nor shall Holding abandon any pending copyright, patent or trademark application, or Intellectual Property which is, either individually or in the aggregate, material to Holding's business without the prior written consent of Collateral Agent. Holding represents and warrants to Collateral Agent that the execution, delivery and performance of this Agreement by Holding will not violate or cause a default under any of the Intellectual Property or any agreement in connection therewith.

         (c) Upon the occurrence of an Event of Default, Collateral Agent shall have the right, but shall have no obligation, to bring suit in the name of Holding or Collateral Agent to enforce any Intellectual Property, in which event Holding shall, at the request of Collateral Agent, do any and all lawful acts and execute any and all documents reasonably required by Collateral Agent in aid of such enforcement and Holding shall promptly, upon demand, reimburse Collateral Agent for its reasonable expenses and indemnify Collateral Agent. To the extent that Collateral Agent shall elect not to bring suit to enforce any Intellectual Property, Holding agrees to use all reasonable measures, whether by action, suit, proceedings or otherwise, to prevent the infringement of any of the Intellectual Property.

         SECTION 12. LICENSE OF INTELLECTUAL PROPERTY. Holding hereby assigns, transfers and conveys to Collateral Agent, effective upon the occurrence of any Event of Default, the nonexclusive right and license to use all Intellectual Property or technical processes owned or used by Holding that relate to the Collateral and any other collateral granted by Holding as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Collateral Agent to use, possess and realize on the Collateral and any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of Collateral Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to Holding.

                                        XII-14

         SECTION 13. REASSIGNMENT. If (a) an Event of Default shall have occurred and, by reason of waiver, modification, amendment or otherwise, no longer be continuing, (b) no other Event of Default shall be continuing, (c) an assignment to Collateral Agent shall have been previously made pursuant to
Section 12 hereof, and (d) the Secured Obligations shall not have become immediately due and payable, upon the written request of Holding and the written consent of Collateral Agent, Collateral Agent shall promptly execute and deliver to Holding such assignments as may be necessary to reassign to Holding any rights, title and interests as may have been assigned pursuant to Section 13 hereof, subject to any disposition thereof that may have been made by Collateral Agent pursuant hereto; provided that, after giving effect to such reassignment, Collateral Agent's security interest and conditional assignment granted pursuant hereto as well as all other rights and remedies of Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided, further, that the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Collateral Agent and Permitted Encumbrances.

         SECTION 14.  TRANSFERS AND OTHER LIENS.  Holding shall not:

         (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement.

         (b) In the event any Collateral is sold, transferred or otherwise disposed of in any Asset Sale or other transaction not prohibited by the Credit Agreement, Collateral Agent shall release such Collateral to Holding free and clear of the Lien and security interest under this Agreement in accordance with the following: (i) so long as any Secured Obligations remain outstanding and if such disposition is an Asset Sale, concurrently upon Collateral Agent's determination that arrangements satisfactory to it have been made for delivery to it of the Estimated Net Cash Proceeds of such Asset Sale to the extent required under the Credit Agreement and (ii) in all other instances, concurrently upon Collateral Agent's determination and delivery of an Officers' Certificate by Holding certifying that no Cash Proceeds of such disposition are required to be delivered by Pledgor in respect of the Secured Obligations.

         (c) Except for the interests disclosed in SCHEDULE II hereto, the security interest created by

                                        XII-15
    this Agreement and as permitted by Section 6.2 of the Credit Agreement, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person.

         SECTION 15. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Holding hereby irrevocably appoints Collateral Agent Holding's attorney-in-fact, with full authority in the place and stead of Holding and in the name of Holding, Collateral Agent or otherwise, from time to time in Collateral Agent's discretion to take any action and to execute any instrument that Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

              (a) to obtain and adjust insurance required to be maintained by Holding or paid to Collateral Agent pursuant to Section 8,

              (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

              (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clauses (a) and (b) above,

              (d) to file any claims or take any action or institute any proceedings that Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Collateral Agent with respect to any of the Collateral,

              (e) to pay or discharge taxes or Liens, levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Collateral Agent in its sole discretion, and such payments made by Collateral Agent to become obligations of Holding to Collateral Agent, due and payable immediately without demand,

              (f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral,

              (g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as

                                        XII-16
    though Collateral Agent were the absolute owner thereof for all purposes, and to do, at Collateral Agent's option and Holding's expense, at any time, or from time to time, all acts and things that Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and Collateral Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as Holding might do.

         SECTION 16. COLLATERAL AGENT MAY PERFORM. If Holding fails to perform any agreement contained herein, promptly after receipt of a request to do so from Collateral Agent, Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Collateral Agent incurred in connection therewith shall be payable by Holding under Section 20.

         SECTION 17. COLLATERAL AGENT'S AND SECURED PARTIES' DUTIES AND LIABILITIES.

              (a) The powers conferred on Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Collateral Agent shall be deemed to exercise reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which Collateral Agent accords its own property.

              (b) Neither Collateral Agent nor any other Secured Party shall be liable to Holding (i) for any loss or damage sustained by it, or
    (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral, that may occur as a result of, in connection with or that is in any way related to (x) any exercise by Collateral Agent or any other Secured Party of any right or remedy under this Agreement or (y) any other act of or failure to act by Collateral Agent or any other Secured Party, except to the extent that the same shall be determined by a judgment of a court of competent jurisdiction to be the result of acts or omissions on the part of Collateral Agent or such other Secured Party constituting gross negligence or willful misconduct.

                                        XII-17

              (c) NO CLAIM MAY BE MADE BY Holding AGAINST COLLATERAL AGENT, ANY OTHER SECURED PARTY OR ANY OF THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY LAW) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND Holding HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         SECTION 18. REMEDIES. If any Event of Default shall have occurred and be continuing, Collateral Agent may exercise in respect of the Collateral,
(a) all the rights and remedies of a secured party on default under the Uniform Commercial Code of the State of New York (the "Code") (whether or not the Code applies to the affected Collateral), (b) all of the rights and remedies provided for in this Agreement, the Credit Agreement and any other agreement between Holding and Collateral Agent and (c) such other rights and the remedies as may be provided by law or otherwise (such rights and remedies of Collateral Agent to be cumulative and non-exclusive). Collateral Agent also may (i) require Holding to, and Holding hereby agrees that it will at its expense and upon request of Collateral Agent forthwith, assemble all or part of the Collateral as directed by Collateral Agent and make it available to Collateral Agent at a place to be designated by Collateral Agent that is reasonably convenient to both parties,
(ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Collateral Agent deems appropriate, (iv) take possession of Holding's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of Holding's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation and (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable. Holding agrees that, at least 10 days' notice to Holding of the time and place of any public

                                        XII-18
sale or the time after which any private sale is to be made shall constitute reasonable notification. Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         Collateral Agent may retain any of Holding's directors, officers and employees, in each case upon such terms as Collateral Agent and any such person may agree, notwithstanding the provisions of any employment, confidentiality or non-disclosure agreement between any such person and Holding and Holding hereby waives its rights under any such agreement and consents to each such retention.

         SECTION 19. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of Collateral Agent, be held by Collateral Agent as Collateral for, and/or then, or at any other time thereafter applied, in full or in part by Collateral Agent against the Secured Obligations in the following order of priority:

         (a) To the payment of all costs and expenses of such sale, collection or other realization and all other expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith and all amounts for which Collateral Agent is entitled to indemnification hereunder and all advances made by Collateral Agent hereunder for the account of Holding and for the payment of all costs and expenses paid or incurred by Collateral Agent in connection with the exercise of any right or remedy hereunder, all in accordance with Section 20;

         (b) To the payment of the Secured Obligations in such order as Collateral Agent shall elect; and

         (c) After payment in full of the amounts specified in the preceding subparagraphs, to the payment to or upon the order of Holding, or whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

                                        XII-19

         SECTION 20.  INDEMNITY AND EXPENSES.

         (a) Holding agrees to indemnify Collateral Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Collateral Agent's gross negligence or willful misconduct.

         (b) Holding will upon demand pay to Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, that Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,
    (iii) the exercise or enforcement of any of the rights of Collateral Agent hereunder or (iv) the failure by Holding to perform or observe any of the provisions hereof.

         SECTION 21.  SECURITY INTEREST ABSOLUTE.

         (a) All rights of Collateral Agent and security interests hereunder, and all obligations of Holding hereunder, shall be absolute and unconditional, irrespective of:

              (i) any lack of validity or enforceability of the Credit Agreement or any Collateral Document, or any agreement or instrument relating thereto;

              (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or consent to any departure from the Credit Agreement or any Collateral Document;

              (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the Secured Obligations; or

              (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of Holding or a third party grantor of a security interest.

                                        XII-20

         Without limiting the generality of the foregoing, Holding hereby consents to, and hereby agrees that the rights of Collateral Agent and the security interests hereunder, and the obligations of Holding hereunder, shall not be affected by, any and all releases of any Collateral from the Liens and security interests created by any Collateral Documents, whether for purposes of Asset Sales or other dispositions of assets pursuant to the Credit Agreement or for some other purpose, except to the extent expressly provided in such releases.

         SECTION 22. WAIVER OF HEARING. Holding expressly waives any constitutional or other right to a judicial hearing prior to the time Collateral Agent takes possession or disposes of the Collateral as provided in Section 19 hereof.

         SECTION 23.  WAIVER OF JURY TRIAL.  HOLDING AND COLLATERAL AGENT
HEREBY MUTUALLY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Holding and Collateral Agent each acknowledge that this waiver is a material inducement for Holding and Collateral Agent to enter into a business relationship, that Holding and Collateral Agent have already relied on the waiver in entering into this Agreement and that each will continue to rely on the waiver in their related future dealings. Holding and Collateral Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         SECTION 24. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations and termination of Secured Parties' obligations to lend under the Credit Agreement, (b) be binding upon Holding, its successors and assigns and
(c) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and its successors, transferees and assigns. Without limiting the generality of

                                        XII-21
the foregoing clause (c), Secured Parties may assign or otherwise transfer the Credit Agreement and any notes issued in connection therewith to any other person or entity, and such other benefits in respect thereof granted to Secured Parties herein or otherwise. Upon the indefeasible payment in full of the Secured Obligations and termination of Secured Parties' obligations to lend under the Credit Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Holding. Upon any such termination, Collateral Agent will, at Holding's expense, execute and deliver to Holding such documents as Holding shall reasonably request to evidence such termination.

         SECTION 25. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by Holding herefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 26. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed or telecopied or delivered to Holding or Collateral Agent, as the case may be, addressed to it at the address of such party specified on the signature page hereof, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, be effective when deposited in the mails, addressed as aforesaid.

         SECTION 27.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

         All judicial proceedings brought against Holding with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York and by execution and delivery of this Agreement Holding accepts for itself and in connection with the Collateral, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgement rendered thereby in connection with this Agreement. Holding designates and appoints C T Corporation System and such other Person as may be hereafter selected by Holding irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any proceedings in any such court, such service being hereby acknowledged by Holding to be effective and binding service in every respect. A copy of any such

                                        XII-22
process so served shall be mailed by registered mail to Holding, at its address specified pursuant to Section 26 hereof, except that unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of process. If any agent appointed by Holding refuses to accept service, Holding hereby agrees that service upon it by mail shall constitute sufficient notice. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Collateral Agent to bring proceedings against Holding in the courts of any other jurisdiction.

         SECTION 28.  GOVERNING LAW; TERMS.  THIS AGREEMENT SHALL BE GOVERNED
BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISION OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

         SECTION 29. COLLATERAL AGENT. Collateral Agent has been appointed as Collateral Agent hereunder pursuant to the Credit Agreement, and shall be entitled to the benefits of the Credit Agreement. Collateral Agent shall be obligated, and shall have the right, hereunder to make demands, to give notices, to exercise or refrain from taking action (including, without limitation, the release or substitution of Collateral) solely in accordance with this Agreement and the Credit Agreement. Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided for resignation or removal of Agent and appointment of a successor in the Credit Agreement. Upon the acceptance of any appointment as a Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement and shall deliver any Collateral in its possession to the successor Collateral Agent. After any retiring Collateral Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent.

         SECTION 30. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.


                                        XII-23

         SECTION 31. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation and in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 32. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.



                                        XII-24

         IN WITNESS WHEREOF, Holding has caused this Agreement to be duly executed and delivered by its officers thereunto duly authorized as of the date first above written.

                             BLUE BIRD CORPORATION



                             By _____________________
                                Title:

                             Notice Address:

                             Blue Bird Corporation
                             c/o Merrill Lynch Capital Partners, Inc.
                             767 Fifth Avenue
                             New York, NY  10153
                             Attn:  Alexis P. Michas

                             with a copy to:

                             Wachtell, Lipton, Rosen & Katz
                             299 Park Avenue
                             New York, NY  10171-0149
                             Attn:  Andrew R. Brownstein,
                                    Esq.

                             BANKERS TRUST COMPANY,
                             as Collateral Agent



                             By _____________________
                                Title:

                             Notice Address:

                             Bankers Trust Company
                             280 Park Avenue, 9 West
                             New York, New York  10017
                             Attention:  Mary Zadroga

                             With a copy to:

                             Bankers Trust Company
                             300 South Grand Avenue
                             41st Floor
                             Los Angeles, California  90071
                             Attention:  Patrice Daniels



                                        XII-25

STATE OF NEW YORK       )
                        )    ss.
COUNTY OF NEW YORK      )



         On this ____ day of ________, 1992, before me personally came _________________________________ to me known, who being by me duly sworn, did depose and say that he/she resides at ___________________________________, that he/she is a ____________________________ of _______________
_____________________________, one of the corporations described in and which executed the within instrument, and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.


                             ______________________________
                                       Notary Public



                                        XII-26

STATE OF NEW YORK       )
                        )    ss.
COUNTY OF NEW YORK      )



         On this ____ day of ________, 1992, before me personally came _________________________________ to me known, who being by me duly sworn, did depose and say that he/she resides at ___________________________________, that he/she is a ____________________________ of _______________
_____________________________, one of the corporations described in and which executed the within instrument, and that he/she signed his/her name thereto by authority of the Board of Directors of said corporation.


                             ______________________________
                                       Notary Public



                                        XII-27

                                                                          4/9/92

                                     EXHIBIT XIII

                           FORM OF HOLDING PLEDGE AGREEMENT



         THIS HOLDING PLEDGE AGREEMENT (this "Agreement") is dated as of April 15, 1992 between BLUE BIRD CORPORATION, a Delaware corporation ("Pledgor"), and BANKERS TRUST COMPANY, as collateral agent for and representative of (in such capacity, together with any successor in such capacity "Collateral Agent") the Lenders (as defined herein).


                                PRELIMINARY STATEMENT


         A. Pledgor is the legal and beneficial owner of (i) the shares (the "Pledged Shares") of stock described in Part A of SCHEDULE I hereto and issued by the corporations named therein and (ii) the indebtedness described in Part B of said SCHEDULE I (the "Pledged Debt") and issued by the obligors named therein.

         B. Concurrently herewith, Holding, B B Acquisition Corp., a Georgia corporation ("Borrower"), the lenders party thereto ("Lenders") and Bankers Trust Company, as agent for Lenders ("Agent") have entered into that certain Credit Agreement dated as of April 15, 1992 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement") with Pledgor, pursuant to which Lenders make certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend credit facilities to Borrower.

         C.   Pledgor owns all of the outstanding capital stock of Borrower.

         D. Pledgor has guaranteed the Obligations of Borrower pursuant to the Holding Guaranty.

         E. It is a condition precedent to the initial extension of credit by Lenders under the Credit Agreement that Pledgor shall have made the pledge and undertaken the obligations contemplated by this Agreement.

         IN CONSIDERATION of the above and in order to induce Lenders to enter into and to extend credit under the Credit Agreement, Pledgor hereby agrees with Collateral Agent, for its benefit and the benefit of Agent and Lenders (collectively, the "Secured Parties"), as follows:

                            XIII-1

         SECTION 1. CERTAIN DEFINED TERMS. Terms used and not otherwise defined herein have the respective meanings assigned to them in the Credit Agreement.

         SECTION 2. PLEDGE OF SECURITY. Pledgor hereby pledges to Collateral Agent, and grants to Collateral Agent on behalf of Secured Parties, a Lien on and security interest in, the following (the "Pledged Collateral") to secure the Secured Obligations (as defined in Section 3):

         (a) the Pledged Shares and the certificates representing the Pledged Shares and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

         (b) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

         (c) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase, stock of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights;

         (d) all additional indebtedness from time to time owed to Pledgor by any obligor of the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

         (e) all shares of, and all securities convertible into and warrants, options and other rights to purchase, stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of Pledgor (which shares shall be deemed to be part of the Pledged Shares) and the certificates or other instruments representing

                             XIII-2
such shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights; and

         (f) to the extent not covered by clauses (a) through (e) above, all Proceeds of any or all of the foregoing. The term "Proceeds" shall have the meaning assigned that term under the Uniform Commercial Code (the "Code") as in effect in any relevant jurisdiction or under relevant law and, in any event, shall include, but not be limited to, any and all (i) proceeds of any indemnity or guaranty payable to Pledgor or Collateral Agent from time to time with respect to any of the Pledged Collateral and (ii) any other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral.

         SECTION 3. SECURITY FOR OBLIGATIONS. This Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment and performance in full when due, whether at stated maturity, by acceleration, declaration or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a), or any successor provision thereto), of all obligations or liabilities of every nature of Pledgor and Borrower now or hereafter existing under or arising out of or in connection with the Credit Agreement (including, without limitation, all Obligations under the Credit Agreement) and any promissory notes or other documents or instruments delivered pursuant thereto (including, without limitation, the Holding Guaranty and any Interest Rate Agreements by and between Borrower and any Lender) and all amendments, extensions or renewals thereof, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to Pledgor or Borrower, would accrue on such obligations, whether or not a claim is allowed against Pledgor or Borrower in any such bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, fees, expenses or otherwise, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred and all or any portion of such obligations that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Collateral Agent as a preference, fraudulent transfer or otherwise (all such obligations being the "Indebtedness"), and all obligations or

                                        XIII-3
liabilities of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor, together with the Indebtedness, being the "Secured Obligations").

         SECTION 4. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Collateral Agent. Collateral Agent shall have the right, at any time upon or after the occurrence of an Event of Default or Potential Event of Default and without notice to Pledgor, to transfer to or to register in the name of Collateral Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 8(a). In addition, Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants as follows:

         (a) All of the Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable. All of the Pledged Debt has been duly authorized, authenticated or issued and delivered, and is the legal, valid and binding obligation of the issuers thereof, and is not in default.

         (b) Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Lien except for the security interest created by this Agreement.

         (c) Pledgor has full power and lawful authority to enter into this Agreement, to sell, assign, transfer and pledge the Pledged Collateral to Collateral Agent and to grant to Collateral Agent a first priority security interest therein as herein provided, all of which have been duly authorized by all necessary corporate action; the execution, delivery and performance hereof are not in contravention of any charter or by-law provision or of any indenture, agreement or undertaking to which Pledgor is a party or by which Pledgor or its property are bound; this Agreement constitutes the legally valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights generally and to equitable principles

                                        XIII-4
relating to enforceability; and any officer, agent or representative acting for or on behalf of Pledgor in connection with this Agreement or any aspect hereof, or entering into or executing this Agreement on behalf of Pledgor, has been duly authorized so to do, and is fully empowered to act for and represent Pledgor in connection with this Agreement and all matters relating thereto or in connection therewith.

         (d) No consent of any other party (including, without limitation, stockholders or creditors of Pledgor) and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Pledgor or (ii) for the exercise by Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally).

         (e) The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Secured Obligations.

         (f) The Pledged Shares constitute all of the issued and outstanding shares of each issuer thereof, and there are no outstanding options, warrants, rights to subscribe, stock purchase rights or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares. The Pledged Debt constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to Pledgor.

         (g) The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

         SECTION 6. CERTAIN COVENANTS. Pledgor hereby covenants that, until the Secured Obligations have been indefeasibly paid in full, Pledgor will:

         (a) not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement, or (iii) permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital

                                        XIII-5
stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation;

         (b) (i) cause each issuer of Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Shares, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock of any Person which, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of Pledgor;

         (c) (i) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed (directly or indirectly) to Pledgor by any obligor of the Pledged Debt, and
(ii) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed (directly or indirectly) to Pledgor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of Pledgor;

         (d) promptly deliver to Collateral Agent all written notices received by it with respect to the Pledged Collateral; and

         (e) pay or discharge, prior to delinquency, all taxes, charges, fees, expenses, Liens and assessments of every nature levied or imposed upon the Pledged Collateral.

         SECTION 7. FURTHER ASSURANCES; PLEDGE AMENDMENTS. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further actions, that may be necessary, or that Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

         Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in Section 6(b) or (c), promptly (and in any event within five (5) Business
Days) deliver to Collateral Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of SCHEDULE II hereto (a "Pledge Amendment"), in respect of the additional Pledged


                                        XIII-6

Shares or Pledged Debt to be pledged pursuant to this Agreement. Pledgor hereby authorizes Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares or Pledged Debt listed on any Pledge Amendment delivered to Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

         SECTION 8.  VOTING RIGHTS; DIVIDENDS; ETC.

         (a) So long as no Event of Default (as defined below) shall have occurred and be continuing:

         (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that Pledgor shall not exercise or refrain from exercising any such right if Collateral Agent shall have notified Pledgor that, in Collateral Agent's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and provided, further, that Pledgor shall give Collateral Agent at least five Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right. It is understood, however, that neither
    (A) the voting by Pledgor of any Pledged Shares for or Pledgor's consent to the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting nor (B) Pledgor's consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section 8(a)(i), and no notice of any such voting or consent need be given to Collateral Agent.

         (ii) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any and all

              (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

              (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or

                                        XIII-7
         dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

              (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Pledged Collateral,

    shall be, and shall forthwith be delivered to Collateral Agent to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Collateral Agent, be segregated from the other property or funds of Pledgor and be forthwith delivered to Collateral Agent as Pledged Collateral in the same form as so received (with all necessary endorsements).

         (iii) Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

         (b)  Upon the occurrence and during the continuance of an Event of
Default:

         (i) Upon written notice from Collateral Agent to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights during the continuance of such Event of Default.

         (ii) All rights of Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) shall cease, and all such rights shall thereupon become vested in Collateral Agent who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments during the continuance of such Event of Default.

         (iii) All dividends, principal and interest payments which are received by Pledgor contrary to the provisions of paragraph (ii) of this
    Section 8(b) shall be received in trust for the benefit of Collateral Agent, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Collateral Agent as Pledged


                                        XIII-8

    Collateral in the same form as so received (with any necessary endorsements).

         (c) In order to permit Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 8(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 8(a)(ii) or Section 8(b)(ii), Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Collateral Agent all such proxies, dividend payment orders and other instruments as Collateral Agent may from time to time reasonably request.

         SECTION 9. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Collateral Agent as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Collateral Agent's discretion to take any action and to execute any instrument, including but not limited to financing and continuation statements, which Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral, and to file any claims or take any action or institute any proceedings which Collateral Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or to enforce the rights of Collateral Agent with respect to any of the Pledged Collateral.

         SECTION 10. COLLATERAL AGENT MAY PERFORM. If Pledgor fails to perform any agreement contained herein promptly after receipt of a request to do so from Collateral Agent, Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Collateral Agent incurred in connection therewith shall be payable by Pledgor under
Section 16(b).

         SECTION 11.  STANDARD OF CARE; SECURED PARTIES' DUTIES AND
LIABILITIES.

          (a) The powers conferred on Collateral Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose on it any duty to exercise such powers. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equivalent to

                                        XIII-9
that which Collateral Agent in its individual capacity accords its own property consisting of negotiable securities, it being understood that Collateral Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Collateral Agent has or is deemed to have knowledge of such matters, (ii) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (iii) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral or (iv) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value.

         (b) Neither Collateral Agent nor any other Secured Party shall be liable to Pledgor (i) for any loss or damage sustained by it, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Pledged Collateral, that may occur as a result of, in connection with or that is in any way related to (x) any exercise by Collateral Agent or any other Secured Party of any right or remedy under this Agreement or (y) any other act of or failure to act by Collateral Agent or any other Secured Party, except to the extent that the same shall be determined by a judgment of a court of competent jurisdiction to be the result of acts or omissions on the part of Collateral Agent or such other Secured Party constituting gross negligence or willful misconduct.

         (c) NO CLAIM MAY BE MADE BY PLEDGOR AGAINST COLLATERAL AGENT, ANY OTHER SECURED PARTY OR THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY LAW) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND PLEDGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         SECTION 12. EVENTS OF DEFAULT. The occurrence of any of the following shall be an "Event of Default" under this Agreement: (a) failure of Pledgor to pay any obligation secured by this Agreement when due; (b) failure of Pledgor to perform any of the Secured Obligations when such Secured

                                       XIII-10

Obligation is required to be performed; or (c) the occurrence of any "Event of Default" as defined in the Credit Agreement.

         SECTION 13. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:

         (a) Collateral Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code as in effect in the State of New York (or any other state with jurisdiction over the Pledged Collateral) at that time, and Collateral Agent may also in its sole discretion, without notice (except as specified below), sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Collateral Agent may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of any Pledged Collateral payable by Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgor shall

                                       XIII-11
be liable for the deficiency and the fees of any attorneys employed by Collateral Agent to collect such deficiency.

         (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "Securities Act"), and applicable state securities laws, Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Collateral Agent than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities
Act) and, notwithstanding such circumstances and the registration rights granted to Collateral Agent by Pledgor pursuant to Section 14, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

         (c) If Collateral Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Collateral Agent all such information as Collateral Agent may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

         SECTION 14. REGISTRATION RIGHTS. If Collateral Agent shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to
Section 13, Pledgor agrees that, upon request of Collateral Agent (which request may be made by Collateral Agent in its sole discretion), Pledgor will, at its own expense:

         (a) execute and deliver, and cause each issuer of the Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all

                                       XIII-12
such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Collateral Agent, advisable to register such Pledged Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

         (b) use its best efforts to qualify the Pledged Collateral under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by Collateral Agent;

         (c) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

         (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law; and

         (e) bear all costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this Section 14.

         Pledgor further agrees that a breach of any of the covenants contained in this Section 14 will cause irreparable injury to Collateral Agent, that Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 14 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section 14 shall in any way alter the rights of Collateral Agent under Section 13.

         SECTION 15. APPLICATION OF PROCEEDS. All Proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Collateral Agent, be held by Collateral Agent as Pledged Collateral for,

                                       XIII-13
and/or then or at any time thereafter applied in whole or in part by Collateral Agent against the Secured Obligations in the following order of priority:

         FIRST: To the payment of the costs and expenses of such sale, collection or other realization, and all expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith, including reasonable compensation to Collateral Agent and its agents and counsel, in accordance with
Section 16(b);

         SECOND: To the payment in full of all Secured Obligations in such order as Collateral Agent shall elect; and

         THIRD: To the payment to or upon the order of Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         SECTION 16.  INDEMNITY AND EXPENSES.

         (a) Pledgor agrees to indemnify Collateral Agent from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Collateral Agent's gross negligence or willful misconduct.

         (b) Pledgor will upon demand pay to Collateral Agent the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Collateral Agent or any other Secured Party hereunder or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

         (c) In the event of any public sale described in Section 14, Pledgor agrees to indemnify and hold harmless Collateral Agent and each of Collateral Agent's directors, officers, employees and agents from and against any loss, fee, cost, expense, damage, liability or claim, joint or several, to which Collateral Agent or such other persons may become subject or for which any of them may be liable, under the Securities Act or otherwise, insofar as such losses, fees, costs, expenses, damages, liabilities or claims (or any litigation commenced or threatened in respect thereof), arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary

                                       XIII-14
prospectus, registration statement, prospectus or other such document published or filed in connection with such public sale, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Collateral Agent and such other persons for any legal or other expenses reasonably incurred by Collateral Agent and such other persons in connection with any litigation, of any nature whatsoever, commenced or threatened in respect thereof (including without limitation any and all fees, costs and expenses whatsoever reasonably incurred by Collateral Agent and such other persons and counsel for Collateral Agent and such other persons in investigating, preparing for, defending against or providing evidence, producing documents or taking any other action in respect of, any such commenced or threatened litigation or any claims asserted). This indemnity shall be in addition to any liability which Pledgor may otherwise have and shall extend upon the same terms and conditions to each person, if any, that controls Collateral Agent or such persons within the meaning of the Securities Act.

         SECTION 17.  WAIVERS OF PLEDGOR.

         (a)  Pledgor waives any right to require Collateral Agent to:
(i) proceed against Borrower, any other guarantor of any of the Secured Obligations or any other person or entity; (ii) proceed against or exhaust any other security held from any other person or entity; (iii) give notice to Pledgor of the terms, time and place of any public or private sale of the Pledged Collateral or any other security, or otherwise comply with Section 9504 of the Code; (iv) pursue any other remedy in Collateral Agent's power; or
(v) make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations or in connection with the creation of new or additional Secured Obligations;

         (b) Pledgor waives any defense arising by reason of: (i) any disability or other defense of Pledgor, Borrower, or any other entity, including, without limitation, any defense based on or arising out of the unenforceability of any of the Secured Obligations, legal or equitable discharge of the Secured Obligations or this Agreement or any statute of limitations affecting Pledgor's liability hereunder or Borrower's liability thereunder, or the enforcement thereof or hereof; (ii) the cessation from any cause whatsoever, other than payment in full, of the Secured Obligations or the release or substitution of any sureties or guarantors of the Secured Obligations; (iii) any act or omission by Collateral

                                       XIII-15

Agent which directly or indirectly results in or aids the discharge of Pledgor or Borrower or any of the Secured Obligations by operation of law or otherwise;
(iv) the release of any other collateral securing the Secured Obligations or the failure by Collateral Agent to perfect or maintain the perfection of any such other collateral; (v) any modification of the Secured Obligations, in any form whatsoever, including, but not limited to the renewal, extension, acceleration or other change in the time for payment of the Secured Obligations, and any change in the terms of the Secured Obligations, including, but not limited to, any increase or decrease of the rate of interest on the Secured Obligations; and
(vi) any law limiting the liability of or exonerating guarantors or sureties;
and

         (c) until all the Secured Obligations shall have been paid in full, Pledgor waives any right to enforce any remedy which Collateral Agent now has or may hereafter have against Borrower or any person or entity guaranteeing or securing the Secured Obligations, and waives any benefit of, or any right to participate in any security whatsoever now or hereafter held by Collateral Agent for the Secured Obligations.

         SECTION 18. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until indefeasible payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c) and subject to the provisions of subsections 10.2 and 10.16 of the Credit Agreement, Collateral Agent may assign or otherwise transfer any Note held by it to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Collateral Agent herein or otherwise. Upon the indefeasible payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Collateral Agent, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         SECTION 19. NO WAIVER BY COLLATERAL AGENT; AUTHORITY OF PLEDGOR OR BORROWER. No failure on the part of Collateral Agent to exercise, and no course of dealing with

                                       XIII-16
respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Collateral Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative to the fullest extent permitted by law and are not exclusive of any remedies provided by law. It is not necessary for Collateral Agent to inquire into the powers of Pledgor or the officers, directors or agents acting or purporting to act on behalf of any of them.

         SECTION 20. TRANSFERS. In the event any Pledged Collateral is sold, transferred or otherwise disposed of in any Asset Sale or other transaction not prohibited by the Credit Agreement, Collateral Agent shall release such Pledged Collateral to Pledgor free and clear of the Lien and security interest under this Agreement in accordance with the following: (a) so long as any Secured Obligations remain outstanding and if such disposition is an Asset Sale, concurrently upon Collateral Agent's determination that arrangements satisfactory to it have been made for delivery to it of the Estimated Net Cash Proceeds of such Asset Sale and (b) in all other instances, concurrently upon Collateral Agent's determination and delivery of an Officer's Certificate by Pledgor certifying that no Cash Proceeds of such disposition are required to be delivered by Pledgor in respect of the Secured Obligations.

         SECTION 21. AMENDMENT, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 22. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic or telecopy communication) and, if to either party, mailed, telegraphed, telecopied or delivered to it, addressed to it at the address of such party specified in the Credit Agreement, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 22. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid, and when delivered or telecopied, be effective when received at the address specified above.

                                       XIII-17

         SECTION 23. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms defined in Article 9 of the Code are used herein as therein defined.

         SECTION 24. SEVERABILITY. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdictions, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 25. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. All judicial proceedings brought against Pledgor with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York and by execution and delivery of this Agreement, Pledgor accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Pledgor designates and appoints C T Corporation System and such other Persons as may hereafter be selected by Pledgor irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by Pledgor to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to Pledgor at its address referred to in Section 22, except that unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of process. If any agent appointed by Pledgor refuses to accept service, Pledgor hereby agrees that service upon it by mail shall constitute sufficient notice. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Collateral Agent to bring proceedings against Pledgor in the courts of any other jurisdiction.

         SECTION 26. COLLATERAL AGENT. Collateral Agent has been appointed as Collateral Agent hereunder pursuant to the Credit Agreement, and shall be entitled to the benefits of the Credit Agreement. Collateral Agent shall be obligated, and shall have the right, hereunder to make demands, to give notices, to exercise or refrain from taking action (including,

                                       XIII-18
without limitation, the release or substitution of Pledged Collateral) solely in accordance with this Agreement and the Credit Agreement. Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided for resignation or removal of Agent and appointment of a successor in the Credit Agreement. Upon the acceptance of any appointment as a Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement and shall deliver any Collateral in its possession to the successor Collateral Agent. After any retiring Collateral Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent.

         SECTION 27.  WAIVER OF JURY TRIAL.  PLEDGOR AND COLLATERAL AGENT
HEREBY MUTUALLY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OR ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTION CONTEMPLATED HEREBY AND THE RELATIONSHIP BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Pledgor and Collateral Agent each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement and that each will continue to rely on the waiver in their related future dealings. Pledgor and Collateral Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO EXTENSIONS OF CREDIT PURSUANT TO THE LOAN DOCUMENTS. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

                                       XIII-19

         IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                             BLUE BIRD CORPORATION



                             By __________________________
                                Title:




                             BANKERS TRUST COMPANY,
                             as Collateral Agent



                             By __________________________
                                Title:



                                       XIII-20

                                 EXHIBIT XIV

                           ENVIRONMENTAL INDEMNITY


         THIS ENVIRONMENTAL INDEMNITY (this "INDEMNITY") is entered into as of April 15, 1992 by BLUE BIRD CORPORATION, a Delaware corporation ("Holding"), and BLUE BIRD BODY COMPANY, a Georgia corporation ("Company") (each of which shall be referred to hereinafter individually as an "Indemnitor" and collectively as the "Indemnitors"), to and for the benefit of BANKERS TRUST COMPANY, as Agent (as defined below) on behalf of itself and Lenders (as defined below) and its and their successors, assigns and participants, and its and their respective parent, subsidiary and affiliated corporations, and the respective directors, officers, agents, attorneys, and employees of each of the foregoing (each of which shall be referred to hereinafter individually as an "Indemnitee" and collectively as the "Indemnitees").

                                 W I T N E S S E T H:

         A. Pursuant to that certain Credit Agreement dated as of April 15, 1992 by and among Holding, B B Acquisition Corp., a Georgia corporation, the lenders party thereto ("Lenders") and Bankers Trust Company, as agent for Lenders ("Agent") (as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement), Lenders have made loans and extended certain credit facilities in the maximum principal amount of $170,000,000 (the "Loan") to Borrower, which Loan is to be secured by, among other things, one or more Mortgages of even date herewith executed by Borrower, as mortgagor, to Collateral Agent, on behalf of Agent and Lenders, as mortgagee, which Mortgages encumber the real property described on EXHIBIT A attached hereto (the "Premises"), and the improvements constructed or to be constructed thereon (which improvements, together with the Premises, shall hereinafter be referred to as the "Projects").

         B. Lenders and Agent have therefore made it a condition of Lenders' and Agent's making the Loan that this Indemnity be executed and delivered by the Indemnitors in order to protect the Indemnitees from any such liabilities, costs, and expenses and all other Environmental Losses (as hereinafter defined).

         C. Company is the wholly-owned Subsidiary of Holding and Holding will benefit from the making of the Loan by Lenders and Agent.

         NOW, THEREFORE, in consideration of the foregoing and of Lenders and Agent making the Loan, and other valuable consideration, the receipt of which is hereby acknowledged, the Indemnitors agree as follows:

         1. As used in this Indemnity, the following terms shall have the following meanings:

         "AGREED RATE" means a rate per annum equal to the sum of three and one-half percent (3.50%) <*>plus</*> the Prime Rate.

         "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. Sections 9601 et seq.), as heretofore or hereafter amended from time to time.

         "FORECLOSURE TRANSFER" means the transfer of title to all or any part of the Premises or the Projects at a foreclosure sale under a Mortgage, either pursuant to judicial decree or the power of sale contained in a Mortgage, or by deed in lieu of such foreclosure.

         "HAZARDOUS MATERIAL ACTIVITY" means any actual proposed or threatened storage, holding, existence, release, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Material from, under, into or on the Premises or the Projects or surrounding property.

         "LOSSES" means any and all losses, liabilities, damages, demands, claims, actions, judgments, causes of action, assessments, penalties, costs and expenses (including, without limitation, the reasonable fees and disbursements of outside legal counsel and accountants and the reasonable charges of in-house legal counsel and accountants), and all foreseeable and unforeseeable consequential damages.

         "ENVIRONMENTAL LOSSES" means Losses suffered or incurred by any Indemnitee, arising out of or as a result of: (i) the occurrence of any Hazardous Material Activity; (ii) any violation of any applicable Environmental Laws relating to the Premises or the Projects or to the ownership, use, occupancy or operation thereof; (iii) any investigation, inquiry, order, hearing, action, or other proceeding by or before any governmental agency in connection with any

                                        XIV-2

    Hazardous Material Activity; or (iv) any claim, demand or cause of action, or any action or other proceeding, whether meritorious or not, brought or asserted against any Indemnitee which directly or indirectly relates to, arises from or is based on any of the matters described in clauses (i),
    (ii), or (iii), or any allegation of any such matters.

         2. Each Indemnitor hereby agrees, jointly and severally, to indemnify, defend, and hold harmless Indemnitees, and each of them, from and against any and all Environmental Losses.

         3. This Indemnity is given solely to protect Collateral Agent, Agent and Lenders and the other Indemnitees against Environmental Losses, and not as additional security for, or as a means of repayment of, the Loan. The obligations of each of the Indemnitors under this Indemnity are independent of, and shall not be measured or affected by (i) any amounts at any time owing under the Loan or the Credit Agreement, or secured by a Mortgage, (ii) the sufficiency or insufficiency of any collateral (including, without limitation, the Projects) given to Collateral Agent, Agent and Lenders to secure repayment of the Loan,
(iii) the consideration given by Agent and Lenders or any other party in order to acquire the Premises or the Projects, or any portion thereof, (iv) the modification, expiration or termination of the Credit Agreement or any other document or instrument relating thereto, or (v) the discharge or repayment in full of the Loan (including, without limitation, by amounts paid or credit bid at a foreclosure sale or by discharge in connection with a deed in lieu of foreclosure).

         4. The Indemnitors' obligations hereunder shall survive the sale or other transfer of the Premises or the Projects by Borrower. The rights of each Indemnitee under this Indemnity shall be in addition to any other rights and remedies of such Indemnitee against any Indemnitor under any other document or instrument now or hereafter executed by such Indemnitor, or at law or in equity (including, without limitation, any right of reimbursement or contribution pursuant to CERCLA), and shall not in any way be deemed a waiver of any of such rights. Each Indemnitor agrees that it shall have no right of contribution (including, without limitation, any right of contribution under CERCLA) or subrogation against any other Indemnitor hereunder. Each Indemnitor further agrees that, to the extent that the waiver of its rights of subrogation and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation or contribution such

                                        XIV-3

Indemnitor may have shall be junior and subordinate to the rights of each Indemnitee against each Indemnitor hereunder.

         5. All obligations of the Indemnitors hereunder shall be payable on demand, and any amount due and payable hereunder to any Indemnitee by any Indemnitor which is not paid within thirty (30) days after written demand therefor from an Indemnitee with an explanation of the amounts demanded shall bear interest from the date of such demand at the Agreed Rate.

         6. The Indemnitors shall pay to each Indemnitee all costs and expenses (including, without limitation, the reasonable fees and disbursements of any Indemnitee's outside legal counsel and the reasonable charges of any Indemnitee's in-house legal counsel) incurred by such Indemnitee in connection with this Indemnity or the enforcement hereof.

         7. This Indemnity shall be binding upon each Indemnitor, its heirs, representatives, administrators, executors, successors and assigns and shall inure to the benefit of and shall be enforceable by each Indemnitee, its successors, endorsees and assigns (including, without limitation, any entity to which Agent or any Lender assigns or sells all or any portion of its interest in the Loan). As used herein, the singular shall include the plural and the masculine shall include the feminine and neuter and vice versa, if the context so requires. If this Indemnity is executed by more than one person or entity, the liability of the undersigned hereunder shall be joint and several.

         8. This Indemnity shall be governed and construed in accordance with the internal laws of the State of New York, without regard to its conflicts of laws principles.

         9.   Every provision of this Indemnity is intended to be severable.
If any provision of this Indemnity or the application of any provision hereof to any party or circumstance is declared to be illegal, invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction, such invalidity shall not affect the balance of the terms and provisions hereof or the application of the provision in question to any other party or circumstance, all of which shall continue in full force and effect.

         10. No failure or delay on the part of any Indemnitee to exercise any power, right or privilege under this Indemnity shall impair any such power, right or privilege, or be construed to be a waiver of any default or an acquiescence therein, nor shall any single or partial

                                        XIV-4
exercise of such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No provision of this Indemnity may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         11. This Indemnity may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same indemnity with the same effect as if all parties had signed the same signature page. Any signature page of this Indemnity may be detached from any counterpart of this Indemnity and reattached to any other counterpart of this Indemnity identical in form hereto but having attached to it one or more additional signature pages.


                                        XIV-5

         IN WITNESS WHEREOF, this Indemnity is executed as of the day and year first written above.

                        BLUE BIRD CORPORATION



                        By _______________________________
                           Title: President

                        BLUE BIRD BODY COMPANY



                        By _______________________________
                           Title: President

                                        XIV-6

                                                            DRAFT
                                                          11/7/96





                                  EXHIBIT XV

                 FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                           DATE _________ __, ____

          Reference is made to the Agreement described in Item 2 of Annex I annexed hereto (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement are used herein with [ASSIGNOR] (the "ASSIGNOR") and [ASSIGNEE] (the "ASSIGNEE") agreeing as follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in
Item 4 of Annex I of all outstanding rights and obligations under the Credit Agreement relating to the facilities listed in Item 4 of Annex I, including, without limitation, such interest in the Assignor's Commitments (if applicable), the Loans owing to the Assignor and participations in outstanding Letters of Credit relating to such facilities. After giving effect to such sale and assignment, the Assignee's Commitments, the amount of the Loans owing to the Assignee and participations in outstanding Letters of Credit will be as set forth in Item 4 of Annex I.

          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by the Assignor; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement regarding the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; and
(iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

          3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to therein, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (ii) agrees that it will, independently and without reliance upon Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an eligible assignee pursuant to subsection 10.2 of the Credit Agreement; (iv) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and other Loan Documents as are delegated to such Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender [; and (v) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement, such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty or a letter certifying that Assignee is not entitled to any such exemption or reduced rate].*

          4. Following the execution of this Assignment and Assumption by the Assignor and the Assignee, it will be delivered to Administrative Agent for acceptance and recording by Administrative Agent. The effective date of this Assignment and Assumption shall be the date upon which (i) this Assignment and Assumption has been executed by the Assignor and the Assignee and (ii) the applicable conditions contained in subsection 10.2 of the Credit Agreement have been satisfied (including, without limitation, and only to the extent required by such subsection 10.2, Borrower's consent to such assignment has been obtained) unless another date is specified on Item 6 of Annex I hereto (the "SETTLEMENT DATE").

          5. Upon such acceptance and recording by Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement.

          6. Upon such acceptance and recording by Administrative Agent, from and after the Settlement Date, Administrative Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees (if applicable) with respect thereto) to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor the principal amount of any outstanding Loans and obligations in respect of Letters of Credit under the Credit Agreement which are being assigned hereunder, net of any closing costs. The Assignor and the Assignee shall make all appropriate

----------------------
     *If the Assignee is organized under the laws of a jurisdiction outside the United States.

adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves on the Settlement Date.

          7. This Assignment and Assumption shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on Annex I hereto.

Accepted this ______ day
of _____________, ______

BANKERS TRUST COMPANY,
as Administrative Agent

By __________________________
   Title: ___________________

[NAME OF ASSIGNOR]
as Assignor

By __________________________
   Title: ___________________


[NAME OF ASSIGNEE]
as Assignee

By __________________________
   Title: ___________________

                                  ANNEX I

1. Borrower: Blue Bird Body Company

2. Name and Date of Credit Agreement: First Amended and Restated Credit Agreement dated as of November 15, 1992 by and among Blue Bird
   Corporation, Blue Bird Body Company, the lenders party thereto, Bankers Trust Company, as administrative agent, and Merrill Lynch & Co., as syndication agent

3. Date of Assignment Agreement: _______________, 19 ____

4. Amounts
   (As of Date in Item #3 above):

      Facility 1     Facility 2     Facility 3     Facility 4     Facility 5
      ----------     ----------     ----------     ----------     ----------
      (Tranche A     (Tranche B     (Working       (Swing         (Letter of
       Term Loans)    Loans)         Capital        Line           Credit
                                     Loan           Commit-        partici-
                                     Commit-        ment)          pations)


                                     XV-I-I

                                                                       11/07/96

                                     EXHIBIT XVII

                            FORM OF COMPLIANCE CERTIFICATE


THE UNDERSIGNED HEREBY CERTIFY THAT:

         (1) We are the duly elected [Title] and [Title] of Blue Bird Corporation, a Delaware corporation ("HOLDING"), and Blue Bird Body Company, a Georgia corporation ("BORROWER");

         (2) We have reviewed the terms of the First Amended and Restated Credit Agreement dated as of November 15, 1996 by and among Holding, Blue Bird Body Company, a Georgia corporation, the lenders party thereto ("LENDERS"), Bankers Trust Company, as administrative agent for Lenders, and Merrill Lynch & Co., as syndication agent (as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein without definition shall have the meanings assigned to those terms in the Credit Agreement), and we have reviewed the terms of the Credit Agreement, the Notes and the other Loan Documents and we have made, or have caused to be made under our supervision, a review in reasonable detail of the transactions and conditions of Holding and its Subsidiaries during the accounting period covered by the attached financial statements;

         (3) The examinations described in paragraph (2) did not disclose, and we have no knowledge of, the existence of any condition or event that constitutes an Event of Default or Potential Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

         (4) As of the date of this Certificate, Holding and its Subsidiaries are not in default under any negative covenant set forth in Section 6 of the Credit Agreement, except as set forth below.

         Describe below (or in a separate attachment to this Certificate) the exceptions, if any, to paragraphs (3) and (4) by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Holding or Borrower has taken, is taking, or proposes to take with respect to each such condition or event:
                                        XVII-1

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

         The foregoing certifications, together with the computations set forth in Attachment No. 1 hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ______ day of _______, 19__ pursuant to subsection 5.1(v) of the Credit Agreement.

                        BLUE BIRD CORPORATION



                        By ____________________________
                           Title:


                        By ____________________________
                           Title:



                        BLUE BIRD BODY COMPANY



                        By ____________________________
                           Title:


                        By ____________________________
                           Title:


                                        XVII-2

                                   ATTACHMENT NO. 1
                              TO COMPLIANCE CERTIFICATE



(The Certificate attached hereto is as of _________ and pertains to the period from __________________________ to _______________________.)

         Capitalized terms used herein shall have the meanings set forth in the First Amended and Restated Credit Agreement dated as of November 15, 1996 by and among Blue Bird Corporation, a Delaware corporation, Blue Bird Body Company, a Georgia corporation, the lenders party thereto ("LENDERS"), Bankers Trust Company, as administrative agent for Lenders, and Merrill Lynch & Co., as syndication agent. Subsection references herein relate to the subsections of the Credit Agreement.

A.     MINIMUM CONSOLIDATED EBITDA

     1.   Consolidated EBITDA for the current
          Fiscal Quarter                               $__________

     2.   Consolidated EBITDA for the prior Fiscal
          Quarter                                      $__________

     3.   Consolidated EBITDA for the next prior
          Fiscal Quarter                               $__________

     4.   Consolidated EBITDA for the next to the
          next prior Fiscal Quarter                    $__________

     5.   Consolidated EBITDA for the current and
          3 prior Fiscal Quarters (the sum of
          lines A1 through A4)                         $__________

     6.   Minimum Consolidated EBITDA required by
          subsection 6.6A                              $__________


B.   MAXIMUM LEVERAGE RATIO

     1.   Aggregate Indebtedness of Holding and
          its Subsidiaries with maturity in excess
          of one year (or which is renewable to a
          date more than one year from date of
          determination)                               $__________

     2.   Aggregate principal amount of Working
          Capital Loans                                $__________



                      XVII- ATTACHMENT 1-1

     3.   Aggregate principal amount of Indebtedness of
          BB Capital with maturity in excess of one
          year (or which is renewable to a date more
          than one year from date of determination)    $__________

     4.   Funded Debt (Line B1 minus Line B2 minus
          Line B3)                                     $__________

     5.   Consolidated EBITDA for the current and
          3 prior Fiscal Quarters (Line A5)            $__________

     6.   Leverage Ratio (Line B4 divided by Line
          B5)                                          ____ to 1.00

     7.   Maximum Leverage Ratio permitted
          pursuant to subsection 6.6B                  ____ to 1:00



C.   MINIMUM INTEREST COVERAGE RATIO

     1.   Consolidated EBITDA for the current and
          3 prior Fiscal Quarters (Line A5)            $__________

     2.   Consolidated Cash Interest Expense for the
          current and 3 prior Fiscal Quarters
          (Line C6)                                    $__________

     3.   Interest Coverage Ratio (Line D1 divided by
          Line D2)                                     ____:1.00

     4.   Minimum Interest Coverage Ratio required by
          subsection 6.6D                              ____:1.00


D.  MAXIMUM CONSOLIDATED CAPITAL EXPENDITURES

     1.   Consolidated Capital Expenditures amount
          set forth in subsection 6.6F for the current
          Fiscal Year                                  $__________

     2.   Consolidated Capital Expenditures amount set
          forth in subsection 6.6F for prior Fiscal
          Year                                         $__________


     3.   Consolidated Capital Expenditures for prior
          Fiscal Year                                  $__________



                     XVII - ATTACHMENT 1-2

     4.   Unutilized Consolidated Capital
          Expenditures for prior Fiscal Year (Line
          F2 minus F3)                                 $__________

     5.   Carryover Amount (the lesser of [10%
          multiplied by Line D2] and Line D4)          $__________

     6.   Consolidated Capital Expenditures for current
          Fiscal Year                                  $__________

     7.   Maximum Consolidated Capital Expenditures
          permitted for current Fiscal Year by
          subsection 6.6F (Line F1 plus Line F5)       $__________


E.  MAXIMUM OTHER INDEBTEDNESS

     1.   Indebtedness outstanding pursuant to
          subsection 6.1(ix)                           $__________

     2.   Maximum Indebtedness permitted by subsection
          6.1(ix)                                      $__________

F.  MAXIMUM INTERCOMPANY LOANS

     1.   Intercompany loans outstanding pursuant to
          subsection 6.3(iv)                           $__________

     2.   Maximum intercompany loans permitted by
          subsection 6.3(iv)                           $__________

G.  MAXIMUM RESTRICTED JUNIOR PAYMENTS

     1.   Restricted Junior Payments made pursuant
          to subsection 6.5(ii) during current Fiscal
          Year                                         $__________

     2.   Maximum Restricted Junior Payments permitted
          by subsection 6.5(ii) for current Fiscal
          Year                                         $__________

     3.   Restricted Junior Payments made pursuant to
          subsection 6.5(iii) during current Fiscal
          Year                                         $__________

     4.   Maximum Restricted Junior Payments permitted
          by subsection 6.5(iii) for current Fiscal
          Year                                         $__________



                     XVII - ATTACHMENT 1-3

                             EXHIBIT XVIII

                          Form of Mortgage




 Recording requested by

___________________________

and when recorded mail to:

O'MELVENY & MYERS
400 South Hope Street
Los Angeles, California 90071-2899
Attn:  Mitchell B. Menzer, Esq.


THIS INSTRUMENT IS TO BE FILED AND INDEXED IN THE REAL ESTATE RECORDS AND ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS.

THE NAMES OF THE GRANTOR AND THE GRANTEE, THE MAILING ADDRESS OF THE GRANTEE FROM WHICH INFORMATION CONCERNING THE SECURITY INTEREST MAY BE OBTAINED, AND THE MAILING ADDRESS OF THE GRANTOR ARE DESCRIBED IN SECTION 4.06 HEREOF AND A STATEMENT INDICATING THE TYPES, OR DESCRIBING THE ITEMS, OF COLLATERAL ARE AS DESCRIBED ON PAGES 3, 4 AND 5 HEREOF, IN COMPLIANCE WITH THE REQUIREMENTS OF
ARTICLE 9, SECTION 402 OF THE UNIFORM COMMERCIAL CODE, TITLE 11 OF THE OFFICIAL CODE OF GEORGIA ANNOTATED (MICHIE, 1982).

THE INDEBTEDNESS SECURED HEREBY IS SECURED BY REAL ESTATE IN VIRGINIA, GEORGIA, IOWA AND ONTARIO, CANADA. ACCORDINGLY, RECORDING TAX IMPOSED HEREON IS CALCULATED IN ACCORDANCE WITH THE PROVISIONS OF O.C.G.A. Section 48-6-69(b).

                       DEED TO SECURE DEBT, SECURITY AGREEMENT
             ASSIGNMENT OF RENTS, FINANCING STATEMENT, AND FIXTURE FILING
                                  (STATE OF GEORGIA)


         THIS DEED TO SECURE DEBT, SECURITY AGREEMENT, ASSIGNMENT OF RENTS, FINANCING STATEMENT, AND FIXTURE FILING (this "Security Deed") is made as of ______________, 1992, by and among BLUE BIRD BODY COMPANY, a Georgia corporation ("GRANTOR") whose address is North Camellia Boulevard, P.O. Box 937, Fort Valley, GA 31030, and BANKERS TRUST COMPANY, a New York banking corporation ("GRANTEE"), whose address is 300 South Grand Avenue, 41st Floor, Los Angeles, California 90071, in its capacity as Collateral Agent for the Lenders (the "LENDERS") listed on the signature pages of the Credit Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "CREDIT AGREEMENT"), among the Lenders, Grantee, as Agent for the Lenders, BB Acquisition Corp., a Georgia corporation ("ACQUISITION") and Blue Bird Corporation, a Delaware corporation ("HOLDING").

                                   R E C I T A L S

         A. Holding, Acquisition, the Lenders and Grantee, as Agent for the Lenders, have or will enter into the Credit Agreement pursuant to, upon the terms and subject to the conditions of which, the Lenders have agreed to extend certain credit facilities to Acquisition in an aggregate principal amount of One Hundred Seventy Million Dollars ($170,000,000), which together with the proceeds of the Subordinated Debt (as defined in the Credit Agreement) and certain other funds, will be used to make payments to the existing holders of Blue Bird Body Company stock, to pay certain transaction expenses and to provide certain working capital facilities to Borrower (as that term is defined in Section 1.1 of the Credit Agreement).

         B. Acquisition will merge with and into Grantor with Grantor as the surviving corporation.

         C. Additionally, pursuant to and subject to the terms of Section 7 of the Credit Agreement, Holding has guaranteed the obligations of Grantor under the Credit Agreement.

         D. After the merger of Acquisition into Grantor, Grantor is the Borrower as defined in the Credit Agreement.

         FOR GOOD AND VALUABLE CONSIDERATION, including the Indebtedness (as hereinafter defined) herein recited the receipt of which is hereby acknowledged, Grantor hereby irrevocably grants, sells, bargains, transfers, conveys and assigns to Grantee, as Collateral Agent, under and subject to the terms and conditions hereinafter set forth, that certain real property more particularly described in EXHIBIT A attached hereto and by this reference incorporated herein (the "PREMISES");

         TOGETHER WITH all of Grantor's right, title and interest, whether as owner, lessee or otherwise, in and to any and all buildings and improvements now or hereafter erected on the Premises, including the fixtures, attachments, appliances, equipment, machinery, and other articles attached to said buildings and improvements (the "IMPROVEMENTS"), all of which shall be deemed and construed to be a part of the realty;

         TOGETHER WITH all rents, issues, profits, royalties, income and other benefits derived from the Premises or the Improvements (collectively, the "RENTS"), subject to the right, power and authority hereinafter given to Grantor to collect and apply such Rents;

         TOGETHER WITH all personal property now or hereafter owned by Grantor, whether as owner, lessee or otherwise, and located on or used in connection with the Premises, including without limitation the personal property described in EXHIBIT B attached hereto and by this reference incorporated herein, and all property of similar type or kind hereafter acquired by Grantor and all insurance proceeds from any policy of insurance covering any of the foregoing property now or hereafter acquired by Grantor;

         TOGETHER WITH all interests, estates or other claims, both in law and in equity, which Grantor now has or may hereafter acquire in the Premises or the Improvements;

         TOGETHER WITH all easements, rights-of-way and rights now owned or hereafter acquired by Grantor used in connection with the Premises or the Improvements or as a means of access thereto, including, without limiting the generality of the foregoing, all rights pursuant to any trackage agreement and all rights to the nonexclusive use of common drive entries, and all tenements, hereditaments and appurtenances thereof and thereto, and all water and water rights and shares of water stock evidencing the same;

         TOGETHER WITH all other leasehold estate, right, title and interest of Grantor in and to all leases or subleases covering the Premises, the Improvements or any portion thereof now or hereafter existing or entered into, and all right, title and interest of Grantor thereunder including, without limitation, all cash or security deposits, advance rentals, and deposits or payments of similar nature;

         TOGETHER WITH all right, title and interest now owned or hereafter acquired by Grantor in and to any greater estate in the Premises or the Improvements, including without limitation any options to purchase real property;

         TOGETHER WITH all right, title and interest of Grantor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Premises, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Premises;

         TOGETHER WITH all the estate, interest, right, title, other claim or demand, both in law and in equity, including claims or demands with respect to the proceeds of insurance in effect with respect thereto, which Grantor now has or may hereafter acquire in the Premises or the Improvements, and any and all awards made for the taking by eminent domain, or by any proceeding of purchase in lieu thereof, of the whole or any part of the Collateral (as hereinafter defined), including, without limitation, any awards resulting from a change of grade of streets and awards for severance damages;

         TOGETHER WITH any and all rights of Grantor under any contracts or agreements related to the foregoing.

         The entire estate, property and interest hereby conveyed to Grantee may hereafter be collectively referred to as the "COLLATERAL."

         FOR THE PURPOSE OF SECURING:

         (a) the payment by Grantor of the "Term Notes" described in the Credit Agreement, the aggregate original principal balance evidenced by the Term Notes being equal to Eighty Million Dollars ($80,000,000) and the Term Notes being due and payable in full not later than October 1, 1998;

         (b) the payment by Grantor of the "Working Capital Notes" and the "Swing Line Note" described in the Credit Agreement, the Working Capital Notes and the Swing Line Note evidencing a revolving line of credit having a maximum principal amount at any time outstanding of Ninety Million Dollars ($90,000,000) and requiring that each advance and readvance thereunder must be repaid within not more than twelve (12) months;

         (c) the payment by Grantor of the reimbursement obligations of Grantor in regard to letters of credit issued pursuant to the Credit Agreement;

         (d) the payment and performance by Grantor of all obligations of Grantor under the Credit Agreement, this Instrument and under all other documents or instruments delivered pursuant to the Credit Agreement, as the Credit Agreement, this Instrument and such other documents or instruments may from time to time be amended, extended, renewed or modified;

         (e) the payment and performance by Grantor of any and all other indebtednesses and obligations now owing or which may hereafter be owing by Grantor to Grantee, including, without limitation, all Obligations (as defined in the Credit Agreement) whether now existing or hereafter coming into existence, however and whenever incurred or evidenced, whether express or implied, direct or indirect, absolute or contingent, or due or to become due, and all renewals, modifications, consolidations and extensions thereof;

         (f) payment of all sums advanced by Grantee or any Lender to protect the Collateral or the priority or enforceability of this Security Deed, with interest thereon at a rate equal to two percent (2%) per annum in excess of the interest rate established in SECTION 2.3.A.

    of the Credit Agreement (which rate of interest is hereinafter referred to as the "AGREED RATE");

         (g) performance of every obligation, covenant and agreement of Grantor (including, without limitation, by virtue of the Merger of Acquisition into Grantor) contained in any agreement now or hereafter executed by Grantor, the Lenders and Grantee, as Collateral Agent for the Lenders, which recites that the obligations thereunder are secured by this Security Deed.

         All of the foregoing secured obligations are hereinafter referred to collectively as the "Indebtedness".

         TO HAVE AND TO HOLD THE COLLATERAL AND ALL PARTS, RIGHTS, MEMBERS AND APPURTENANCES THEREOF, TO THE USE, BENEFIT AND BEHOOF OF GRANTEE, ITS SUCCESSORS AND ASSIGNS, FOREVER, FOR THE FULL ESTATE HEREBY CONVEYED.

         THIS SECURITY DEED IS INTENDED TO OPERATE AND IS TO BE CONSTRUED AS A DEED PASSING THE TITLE TO THE PREMISES TO GRANTEE AND IS MADE UNDER THOSE PROVISIONS OF THE EXISTING LAWS OF THE STATE OF GEORGIA RELATING TO DEEDS TO SECURE DEBT, AND NOT AS A MORTGAGE, AND IS GIVEN TO SECURE THE INDEBTEDNESS. SHOULD THE INDEBTEDNESS BE PAID WHEN THE SAME SHALL BECOME DUE AND PAYABLE, THEN THIS SECURITY DEED SHALL BE CANCELLED AND SURRENDERED, SUBJECT TO THE FOLLOWING. THE INDEBTEDNESS EVIDENCED BY THE WORKING CAPITAL NOTES AND THE SWING LINE NOTES IS A REVOLVING INDEBTEDNESS. THE CREDIT AGREEMENT PROVIDES THAT THE AGGREGATE PRINCIPAL SUM EVIDENCED BY THE WORKING CAPITAL NOTES AND THE SWING LINE NOTES, SUCH AGGREGATE PRINCIPAL SUM BEING NINETY MILLION AND NO/100 DOLLARS ($90,000,000.00), MAY BE ADVANCED, REPAID AND READVANCED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT. ACCORDINGLY, THE AGGREGATE PRINCIPAL ADVANCES DURING THE TERM OF THE CREDIT AGREEMENT MAY EXCEED ONE HUNDRED SEVENTY MILLION AND NO/100 DOLLARS ($170,000,000.00); PROVIDED, HOWEVER, AT NO TIME SHALL THE OUTSTANDING PRINCIPAL BALANCE EXCEED ONE HUNDRED SEVENTY MILLION AND NO/100 DOLLARS ($170,000,000.00) EXCEPT FOR ADVANCES MADE TO PROTECT THE PRIORITY OR ENFORCEABILITY OF THIS SECURITY DEED OR TO PROTECT THE COLLATERAL. GRANTOR AGREES THAT IF THE OUTSTANDING BALANCE OF THE INDEBTEDNESS IS EVER REPAID TO ZERO, THIS SECURITY DEED SHALL NOT BE RELEASED OR EXTINGUISHED, AND THE PRIORITY AND ENFORCEABILITY HEREOF SHALL IN NO WAY BE AFFECTED, WHETHER BY OPERATION OF LAW, AN IMPLIED INTENT OF THE PARTIES OR OTHERWISE. THIS SECURITY DEED SHALL REMAIN IN FULL FORCE AND EFFECT AS TO ANY FURTHER ADVANCES UNDER OR PURSUANT TO THE CREDIT AGREEMENT MADE AFTER ANY SUCH ZERO BALANCE UNTIL THE INDEBTEDNESS IS PAID AND PERFORMED IN FULL, ALL AGREEMENTS TO MAKE FURTHER ADVANCES HAVE BEEN TERMINATED AND THIS SECURITY DEED HAS BEEN CANCELLED

OF RECORD. GRANTOR WAIVES THE OPERATION OF ANY APPLICABLE STATUTE, CASE LAW OR REGULATION HAVING A CONTRARY EFFECT.

         IN FURTHERANCE OF THE FOREGOING GRANTS (INCLUDING GRANTS OF SECURITY INTERESTS), BARGAINS, SALES, ASSIGNMENTS, TRANSFERS, PLEDGES AND CONVEYANCES, AND TO PROTECT THE PREMISES AND THE SECURITY GRANTED BY THIS SECURITY DEED, GRANTOR HEREBY WARRANTS, REPRESENTS, COVENANTS AND AGREES AS FOLLOWS:


                                      ARTICLE I
                         COVENANTS AND AGREEMENTS OF GRANTOR

         1.01. PAYMENT OF SECURED OBLIGATIONS. Grantor shall pay when due the principal of and the interest on the Indebtedness; all charges, fees and other sums as provided in the Loan Documents (as that term is defined in Section 1.1 of the Credit Agreement); the principal of and interest on any future advances secured by this Security Deed; and the principal of and interest on any other indebtedness secured by this Security Deed.

         1.02. MAINTENANCE, REPAIR, ALTERATIONS. Grantor shall keep the Collateral in good condition and repair; Grantor shall not remove, demolish or substantially alter any of the Improvements except upon Grantee's prior written consent; provided, however, that no such consent shall be required where such removal, demolition or substantial alteration either does not materially diminish the value of the affected Improvements or is followed by prompt construction or delivery of replacement Improvements of equal or greater value to the Improvements removed, demolished or substantially altered. Grantor shall complete promptly and in a good and workmanlike manner any Improvements which may be now or hereafter constructed on the Premises and promptly restore in like manner any portion of the Improvements which may be damaged or destroyed thereon from any cause whatsoever, and pay when due all claims for labor performed and materials furnished therefor; Grantor shall comply in all material respects with all laws, ordinances, regulations, covenants, conditions and restrictions now or hereafter affecting the Collateral or any part thereof or requiring any alterations or improvements, PROVIDED, HOWEVER, that Grantor shall be entitled to contest in good faith such laws, ordinances, regulations, covenants, conditions and restrictions so long as the Premises are not subject to forfeiture and there is no risk of criminal liability to Grantor or Grantee; Grantor shall not commit or permit any waste of the Collateral; Grantor shall comply with the provisions of any lease, if this Security Deed is on a leasehold; and Grantor shall not commit, suffer or permit any act to be done in or upon the Premises in violation of any law, ordinance or regulation.

         1.03. REQUIRED INSURANCE. Grantor shall at all times provide, maintain and keep in force or cause to be provided, maintained and kept in force, at no expense to Grantee or any Lender, policies of insurance in form and amounts and issued by financially sound and reputable insurance companies, associations or organizations, covering such casualties, risks, perils, liabilities and other hazards as required under the terms of the Credit Agreement. All such policies of insurance required by the terms of the Credit Agreement shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Grantor or any party holding under Grantor which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of setoff, counterclaim or deductions against Grantor.

         1.04.  DELIVERY OF POLICIES, PAYMENT OF PREMIUMS.

         (A) At Grantee's option all policies of insurance shall either have attached thereto a lender's loss payable endorsement for the benefit of Grantee, on behalf of and as Collateral Agent for the Lenders, in form satisfactory to Grantee or shall name Grantee, on behalf of and as Collateral Agent for the Lenders, as an additional insured. Grantor shall furnish Grantee, on behalf of and as Collateral Agent for the Lenders, with an original of all policies of insurance required under SECTION 1.03 above or a certificate of insurance for each required policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number and the period of coverage. Until such time as Grantee otherwise requests, Grantor may provide any of the required insurance through blanket policies carried by Grantor and covering more than one location, or by policies procured by a tenant or other party holding under Grantor; provided, however, all such policies shall be in form and substance and issued by companies reasonably satisfactory to Grantee. At least thirty (30) days prior to the expiration of each required policy, Grantor shall deliver to Grantee, on behalf of and as Collateral Agent for the Lenders, evidence reasonably satisfactory to Grantee of the payment of premium and the renewal or replacement of such policy continuing insurance in form as required by this Security Deed. All such policies shall contain a provision that, notwithstanding any contrary agreement between Grantor and insurance company, such policies will not be cancelled, allowed to lapse without renewal, surrendered or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days' prior written notice to Grantee.

         (B) In the event Grantor fails to provide, maintain, keep in force or deliver to Grantee, on behalf of and as

Collateral Agent for the Lenders, the policies of insurance required by this Security Deed or by any Loan Document, Grantee may, upon written notice to Grantor, procure such insurance or single-interest insurance for such risks covering the interest of Grantee, on behalf of and as Collateral Agent for the Lenders, and Grantor will pay all premiums thereon promptly upon demand by Grantee, and until such payment is made by Grantor, the amount of all such premiums shall bear interest at the Agreed Rate. In the event Grantee, in its reasonable discretion, deems the Lenders insecure or under-collateralized, then upon Grantee's request, Grantor shall deposit with Grantee, in monthly installments, an amount equal to one-twelfth (1/12th) of the reasonably estimated aggregate annual insurance premiums for the current policy year on all policies of insurance required by this Security Deed (funds deposited for such purpose shall hereinafter be referred to as "INSURANCE IMPOUNDS"). In such event, Grantor further agrees to cause all bills, statements or other documents relating to the foregoing insurance premiums to be sent or mailed directly to Grantee. Upon receipt of such bills, statements or other documents evidencing that a premium for a required policy is then payable, and providing Grantor has deposited sufficient Insurance Impounds with Grantee pursuant to this
SECTION 1.04, Grantee shall timely pay such amounts as may be due thereunder out of the Insurance Impounds so deposited with Grantee. If at any time and for any reason (other than the application by Grantee of Insurance Impounds against the Indebtedness as may be permitted hereby) the Insurance Impounds deposited with Grantee are or will be insufficient to pay such amounts as may be then or subsequently due during the current policy year, Grantee shall notify Grantor and Grantor shall promptly deposit an amount equal to such deficiency with Grantee. Notwithstanding the foregoing, nothing contained herein shall cause Grantee to be deemed a trustee of said funds for Grantor or to be obligated to pay any amounts in excess of the amount of the Insurance Impounds deposited with Grantee pursuant to this SECTION 1.04, nor shall anything contained herein modify the obligation of Grantor set forth in SECTION 1.03 hereof to maintain and keep such insurance in force at all times. Grantee shall establish a separate account for the Insurance Impounds and may not commingle Insurance Impounds with its own funds, but Grantor shall be entitled to no interest thereon. Upon an Event of Default under any of the Loan Documents or this Security Deed, Grantee may apply the balance of the Insurance Impounds upon any Indebtedness or obligation secured hereby in such order as Grantee may determine, notwithstanding that said Indebtedness or the performance of said obligation may not yet be due according to the terms thereof. Should Grantor fail to deposit with Grantee (exclusive of that portion of said payments which has been applied by Grantee upon any Indebtedness or obligations secured hereby) sums sufficient to pay fully such insurance premiums at least fifteen (15) days before delinquency thereof, Grantee may, without any obligation to do so, advance any amounts required to make up the deficiency, which advances, if any, shall be secured hereby, together with interest at the Agreed Rate, and shall be repayable to Grantee with interest thereon at the Agreed Rate, as Collateral Agent for the benefit and account of the Lenders, as herein elsewhere provided, or Grantee may, without making any advance whatever, apply any Insurance Impounds held by it upon any Indebtedness or obligation secured hereby in such order as Grantee may determine, notwithstanding that said Indebtedness or the performance of said obligation may not yet be due according to the terms thereof. Should any Event of Default (as defined in Sections 1.1 and 8 of the Credit Agreement) occur or exist on the part of the Grantor in the payment or performance of any of Grantor's or any guarantor's obligations under the terms of the Loan Documents, Grantee may apply any sums or amounts in its hands received pursuant to Section 1.04(B) or 1.08(E) hereof, or as Rents or otherwise, to any Indebtedness or obligation of the Grantor secured hereby in such manner and order as Grantee may determine, notwithstanding that such Indebtedness or the performance of such obligations may not yet be due according to the terms thereof. Except as expressly set forth herein, the receipt, use or application of any such Insurance Impounds paid by Grantor hereunder to Grantee, on behalf of and as Collateral Agent for the Lenders, shall not be construed to affect the maturity of any Indebtedness secured by this Security Deed or any of the rights or powers of Grantee or the Lenders under the terms of the Loan Documents or any of the obligations of Grantor or any guarantor under the Loan Documents. Should the indebtedness be paid and performed in full, all agreements to make further advances be terminated, and this security deed be cancelled and surrendered, then any remaining Insurance Impounds shall be repaid to Debtor without interest thereon.


         1.05. CASUALTIES; INSURANCE PROCEEDS. Grantor shall give prompt written notice thereof to Grantee after the happening of any casualty to or in connection with the Collateral or any part thereof, whether or not covered by insurance where the reasonably estimated loss or cost to repair equals or exceeds $50,000. In the event of such casualty, all proceeds of insurance equal to or exceeding $50,000 shall be payable to Grantee, on behalf of and as Collateral Agent for the Lenders, and Grantor hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to Grantee. If Grantor receives any proceeds of insurance resulting from such casualty equal to or exceeding $50,000, Grantor shall promptly pay over such proceeds to Grantee, subject to the provisions contained in any lease superior to this Security Deed and covering the portion of the Collateral which is damaged or destroyed by the casualty, which provisions require payment of such proceeds to a person other than Grantee. Grantee is hereby authorized to pay out such proceeds with interest as provided in this
SECTION 1.05, all such interest to be the income of Grantor to be held by Grantee, on behalf of and as Collateral Agent for the Lenders, subject to the terms of this Security Deed. Grantor shall pay all taxes upon such income and agrees to indemnify and hold harmless Grantee and the Lenders against such liability. If an Event of Default then exists under the terms of the Loan Documents or this Security Deed, Grantee shall not be obligated to make any further disbursements pursuant to the Credit Agreement and Grantee shall apply all loss proceeds remaining after deduction of all reasonable expenses and collection and settlement thereof, including without limitation, reasonable attorneys' and adjustors' fees and charges, to the repayment of the outstanding balance of the Indebtedness together with accrued interest, notwithstanding that the outstanding balance may not be due and payable. Otherwise, Grantee shall disburse such proceeds to Grantor in periodic intervals, upon delivery by Grantor of bills and invoices for repair or replacement work, if Grantor submits a plan to Grantee for repair or replacement of the Collateral or Improvements thereon which were damaged, lost, stolen or destroyed within ninety (90) days after said casualty, and Grantee approves such plan, which approval shall not be unreasonably withheld or delayed. In the event Grantee disburses insurance proceeds to Grantor, Grantor shall use such funds solely in the manner and for the purposes set forth in the plan for repair or replacement of the Collateral or Improvements thereon. Any portion of such funds not used for such repair or replacement shall be delivered to Grantee. If, however, Grantee does not receive such plan from Grantor within ninety (90) days, Grantee shall apply such
insurance proceeds to the indebtedness.   Nothing herein contained shall be
deemed to excuse Grantor from repairing or maintaining the Collateral as provided in SECTION 1.02 hereof or restoring all damage or destruction to the Collateral, regardless of whether or not there are insurance proceeds available to Grantor or whether any such proceeds are sufficient in amount, and the application or release by Grantee of any insurance proceeds shall not cure or waive any Potential Event of Default or Event of Default under this Security Deed or invalidate any act done pursuant to such notice.

         1.06.  ASSIGNMENT OF POLICIES UPON FORECLOSURE.   In the event of
foreclosure of this Security Deed or other transfer of title or assignment of the Collateral in extinguishment, in whole or in part, of the Indebtedness secured hereby, all right, title and interest of Grantor in and to all policies of insurance required by SECTION 1.03 shall inure to the benefit of and pass to the successor in interest to Grantor or the purchaser or grantee of the Collateral.

         1.07.  INDEMNIFICATION; SUBROGATION; WAIVER OF OFFSET.

         (A) If Grantee or any Lender is made a party to any litigation instituted by a third party unaffiliated with Grantor concerning this Security Deed, any of the other Loan Documents, the Collateral or any part thereof or interest therein, or the occupancy of the Collateral by Grantor (other than litigation arising from the negligence or willful misconduct of Grantee, any Lender or their respective employees, agents and contractors), then Grantor shall indemnify, defend and hold Grantee, each such Lender harmless from all liability by reason of said litigation, including reasonable attorneys' fees and expenses (including the allocated cost of staff counsel) incurred by Grantee or any Lender as a result of any such litigation, whether or not any such litigation is prosecuted to judgment. Grantee may employ an attorney or attorneys to protect its rights and the rights of the Lenders hereunder, and in the event of such employment following any breach by Grantor, Grantor shall pay Grantee reasonable attorneys' fees and expenses incurred by Grantee, whether or not an action is actually commenced against Grantor by reason of its breach.

         (B) Grantor waives any and all right to claim or recover against Grantee, each Lender, the officers, employees, agents and representatives of each of them, for loss of or damage to Grantor, the Collateral, Grantor's property or the property of others under Grantor's control from any cause insured against or required to be insured against by the provisions of this Security Deed including, without limitation, if caused by negligence.

         (C) All sums payable by Grantor pursuant to this Security Deed shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the Indebtedness, obligations and liabilities of Grantor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein or required by law) by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Collateral or any part thereof;
(ii) any restriction or prevention of or interference by any third party with any use of the Collateral or any part thereof; (iii) any title defect or encumbrance or any eviction from the Premises or the Improvements or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Grantee, or any action taken with respect to this Security Deed by any trustee or receiver of Grantee, or by any court, in any such proceeding; (v) any claim which Grantor has or might have against Grantee or any Lender; (vi) any default or failure on the part of Grantee or any Lender to perform or comply with any of the terms hereof; or (vii) any default or failure on the part of Grantee or any Lender to perform or comply with any of the terms of any other agreement with Grantor; or
(viii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not Grantor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Grantor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Grantor.

         1.08.  TAXES AND IMPOSITIONS.

         (A) Except to the extent that any of the following payments are required to be made and are made by Grantor in accordance with the terms and provisions of any lease covering any Leasehold Property (as defined in SECTION 4.01 hereof) which constitutes a portion of the Collateral, Grantor shall pay, or cause to be paid prior to delinquency, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including, without limitation, nongovernmental levies or assessments such as maintenance charges, levies or charges resulting from covenants, conditions and restrictions affecting the Collateral, which are assessed or imposed upon the Collateral, or become due and payable, and which create or may create a lien upon the Collateral, or any part thereof, or upon any person, property, equipment or other facility used in the operation or maintenance thereof (all the above collectively hereinafter referred to as "IMPOSITIONS"); provided, however, that if, by law any such Impositions is payable, or may at the option of the taxpayer be paid, in installments, Grantor may pay the same or cause it to be paid, together with any accrued interest on the unpaid balance of such Impositions, in installments before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.

         (B) If at any time after the date hereof there shall be assessed or imposed (i) a tax or assessment on the Collateral or any part thereof in lieu of or in addition to the Impositions payable by Grantor pursuant to
SECTION 1.08(A), or (ii) a license fee, tax or assessment imposed on Grantee and measured by or based in whole or in part upon the amount of the outstanding Indebtedness secured hereby, then all such taxes, assessments or fees shall be deemed to be included within the term "IMPOSITIONS" as defined in
SECTION 1.08(A) and Grantor shall pay and discharge the same as herein provided with respect to the payment of Impositions, except as otherwise provided in the immediately following sentence. If Grantor fails to pay such Impositions prior to delinquency or if Grantor is prohibited by law from paying such Impositions, Grantee may at its option, after written notice to Grantor and Grantor's failure to pay such Imposition within thirty (30) days after receipt of such notice, declare all Indebtedness secured hereby, together with all accrued interest thereon, immediately due and payable. Anything to the contrary herein notwithstanding, Grantor shall have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on Grantee or on the Indebtedness secured hereby.

         (C) Subject to the provisions of SECTION 1.08(D) and upon request by Grantee, Grantor shall deliver to Grantee within thirty (30) days after the date upon which any such Impositions would become delinquent, official receipts of the appropriate taxing authority, or other proof satisfactory to Grantee, evidencing the payment thereof.

         (D) Grantor shall have the right before any delinquency occurs to contest or object to the amount or validity of any such Impositions by appropriate proceedings, but this shall not be deemed or construed in any way as relieving, modifying or extending Grantor's covenant to pay any such Impositions at the time and in the manner provided in this SECTION 1.08, unless Grantor has given prior written notice to Grantee of Grantor's intent to so contest or object to an Imposition, and unless (i) Grantor shall demonstrate to the satisfaction of Grantee that the proceedings to be initiated by Grantor shall conclusively operate to prevent the sale of the Collateral, or any part thereof, to satisfy such Imposition prior to final determination of such proceedings; or
(ii) Grantor shall furnish a good and sufficient bond or surety as requested by and satisfactory to Grantee; or (iii) Grantor shall demonstrate to the satisfaction of Grantee that Grantor has provided a good and sufficient undertaking as may be required or permitted by law to accomplish a stay of any such sale.

         (E) In the event Grantee, in its reasonable discretion, deems the Lenders to be insecure or under-collateralized, then upon request by Grantee, Grantor shall pay to Grantee, on behalf of and as Collateral Agent for the Lenders, an initial cash reserve in an amount adequate to pay all Impositions for the ensuing tax fiscal year and shall thereafter continue to deposit with Grantee, on behalf of and as Collateral Agent for the Lenders, in monthly installments, an amount equal to one-twelfth (1/12th) of the sum of the annual Impositions reasonably estimated by Grantee, for the purpose of paying the installment of Impositions next due on the Collateral (funds deposited for this purpose shall hereinafter be referred to as "IMPOUNDS"). In such event Grantor further agrees to cause all bills, statements or other documents relating to Impositions to be sent or mailed directly to Grantee. Upon receipt of such bills, statements or other documents, and providing Grantor has deposited sufficient Impounds with Grantee, on behalf of and as Collateral Agent for the Lenders, pursuant to this
SECTION 1.08(E), Grantee shall timely pay such amounts as may be due thereunder out of the Impounds so deposited with Grantee. If at any time and for any reason (other than the application by Grantee of Impounds against the Indebtedness as permitted hereunder) the Impounds deposited with Grantee, on behalf of and as Collateral Agent for the Lenders, are or will be insufficient to pay such amounts as may then or subsequently be due during the then current tax year, Grantee may notify Grantor and upon such notice Grantor shall deposit promptly an amount equal to such deficiency with Grantee. Notwithstanding the foregoing, nothing contained herein shall cause Grantee to be deemed a trustee of said funds for the benefit of Grantor or to be obligated to pay any amounts in excess of the amount of funds deposited with Grantee pursuant to this
SECTION 1.08(E). Grantee shall establish a separate account for the Impounds and may not commingle Impounds with its own funds, but Grantor shall not be entitled to any interest on any Impounds held by Grantee pending disbursement or application hereunder. Grantee may reserve for future payment of Impositions such portion of the Impounds as Grantee may determine necessary. Upon an Event of Default under any of the Loan Documents or this Security Deed, Grantee may apply the balance of the Impounds upon any Indebtedness or obligation secured hereby in such order as Grantee may determine, notwithstanding that said Indebtedness or the performance of said obligation may not yet be due according to the terms thereof. Should Grantor fail to deposit with Grantee (exclusive of that portion of said payments which has been applied by Grantee upon any Indebtedness or obligation secured hereby) sums sufficient to pay fully such Impositions at least fifteen (15) days before delinquency thereof, Grantee may, without any obligation to do so, advance any amounts required to make up the deficiency, which advances, if any, shall be secured hereby, together with interest at the Agreed Rate, and shall be repayable to Grantee for the benefit and account of the Lenders as herein elsewhere provided, or, Grantee may, without making any advance whatever, apply any Impounds held by it upon any Indebtedness or obligation secured hereby in such order as Grantee may determine, notwithstanding that such Indebtedness or the performance of said obligation may not yet be due according to the terms thereof. Should any Event of Default occur or exist on the part of the Grantor in the payment or performance of any of Grantor's or any guarantor's obligations under the terms of the Loan Documents, Grantee may apply any sums or amounts in its hands received pursuant to SECTION 1.04(B) or SECTION 1.08(E) hereof, or as Rents or otherwise, to any Indebtedness or obligation of the Grantor secured hereby in such manner and order as Grantee may determine, notwithstanding such Indebtedness or the performance of such obligation may not yet be due according to the terms thereof. Except as expressly provided herein, the receipt, use or application of any such Impounds paid by Grantor hereunder to Grantee, on behalf of and as Collateral Agent for the Lenders, shall not be construed to affect the maturity of any Indebtedness secured by this Security Deed or any of the rights or powers of Grantee or the Lenders under the terms of the Loan Documents or any of the obligations of Grantor or any guarantor under the Loan Documents.

         (F) Other than with respect to any leasehold estate constituting a portion of the Collateral, Grantor shall not initiate the joint assessment of any real and personal property which may constitute all or a portion of the Collateral or initiate any other procedure whereby the lien of the real property taxes and the lien of the personal property taxes shall be assessed, levied or charged to the Collateral as a single lien.

         (G) If requested by Grantee, Grantor shall cause to be furnished to Grantee a tax reporting service covering the Collateral of the type, duration and with a company satisfactory to Grantee.

         1.09. UTILITIES. Grantor shall pay or shall cause to be paid when due all utility charges which are incurred by Grantor for the benefit of the Collateral or which may become a charge or lien against the Collateral for gas, electricity, water or sewer services furnished to the Collateral and all other assessments or charges of a similar nature, whether public or private (including, without limitation, common area maintenance assessments under any lease covering a leasehold estate which constitutes a portion of the Collateral), affecting or related to the Collateral or any portion thereof, whether or not such taxes, assessments or charges are or may become liens thereon.

         1.10. ACTIONS AFFECTING COLLATERAL. Grantor shall and, at the option of Grantee, Grantee may appear in and contest any action or proceeding purporting to affect the security hereof or the rights or powers of Grantee or any Lender; and shall pay all reasonable costs and expenses, including cost of evidence of title and attorneys' fees, in any such action or proceeding in which Grantee may appear.

         1.11. ACTIONS BY GRANTEE TO PRESERVE COLLATERAL. If Grantor fails to make any payment or to do any act as and in the manner provided in any of the Loan Documents, Grantee, in its own discretion, without obligation so to do, without releasing Grantor from any obligation, and upon notice to Grantor, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof. In connection therewith (without limiting its general powers, whether conferred herein, in another Loan Document or by law), Grantee shall have and is hereby given the right, but not the obligation, (i) to enter upon and take possession of the Collateral; (ii) to make additions, alterations, repairs and improvements to the Collateral which Grantee may consider necessary or proper to keep the Collateral in good condition and repair; (iii) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Grantee or any Lender; (iv) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt which in the judgment of Grantee may affect or appears to affect the security of this Security Deed or be prior or superior hereto; and (v) in exercising such powers, to pay necessary expenses, including employment of counsel (including the allocated cost of staff counsel) or other necessary or desirable consultants. Grantor shall, promptly upon demand therefor by Grantee, pay to Grantee an amount equal to all reasonable costs and expenses incurred by Grantee in connection with the exercise by Grantee of the foregoing rights, including, without limitation, costs of evidence of title, court costs, appraisals, surveys and receiver's, trustee's and attorneys' fees, together with interest thereon from the date of such expenditures at the Agreed Rate.

         1.12. TRANSFER OF COLLATERAL BY GRANTOR. Grantor agrees that, in the event of any transfer of the Collateral or any portion thereof or interest therein without the prior written consent of Grantee, Grantee shall have the absolute right, without prior demand or notice, to declare all sums secured hereby allocable to the Collateral immediately due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions. Any such transfer shall be subject to this Security Deed, and any such transferee shall assume all obligations hereunder and agree to be bound by all provisions contained herein. Such assumption shall not, however, release Grantor or any maker or guarantor of the Indebtedness from any liability thereunder without the prior written consent of Grantee. If Grantee does not deliver its written approval, disapproval or confirmation, as requested by Grantor, within ten (10) Business Days (as defined in the Credit Agreement) after receipt of same, such failure shall be deemed to be disapproval by Grantee of the proposed transfer. As used herein, "TRANSFER" includes any sale, agreement to sell, transfer, conveyance, encumbrance, lease or sublease or other disposition of the entire Collateral, or any material portion thereof or interest therein, whether voluntary, involuntary, by operation of law or otherwise, except as expressly permitted under the Credit Agreement. "TRANSFER" shall also include the transfer, assignment, hypothecation or conveyance of legal or beneficial ownership of any of the voting stock of Grantor, if any such transfer would constitute an Event of Default under the Credit Agreement or the Notes.

         1.13. FULL PERFORMANCE REQUIRED; SURVIVAL OF WARRANTIES. All representations, warranties and covenants of Grantor contained in the Loan Documents, or made to Grantee, or the Lenders in connection with the Indebtedness secured hereby, or incorporated by reference therein, shall survive the execution and delivery of this Security Deed and shall remain continuing obligations, warranties and representations of Grantor so long as any portion of the Indebtedness secured by this Security Deed remains outstanding.

         1.14. EMINENT DOMAIN. In the event that any proceeding or action be commenced for the taking of the Collateral, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, condemnation or otherwise, or if the same be taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner, or should Grantor receive any notice or other information regarding such proceeding, action, taking or damage, Grantor shall give prompt written notice thereof to Grantee and the Lenders. Grantee shall be entitled at its option, without regard to the adequacy of its security, to commence, appear in and prosecute in its own name, on behalf of and as Collateral Agent for the Lenders, any such action or proceeding. Grantee, on behalf of and as Collateral Agent for the Lenders, and in consultation with Grantor, shall also be entitled to make any compromise or settlement in connection with such taking or damage. Subject to the provisions contained in any lease superior to this Security Deed and covering the portion of the Collateral which is so taken or damaged, which provisions require payment of the Condemnation Proceeds (as hereinafter defined) to a person other than Grantee, all compensation, awards, damages, rights of action and proceeds awarded to Grantor by reason of any such taking or damage (the "CONDEMNATION PROCEEDS") are hereby assigned to Grantee, on behalf of and as Collateral Agent for the Lenders, and Grantor agrees to execute such further assignments of the Condemnation Proceeds as Grantee may require. After deducting therefrom all reasonable costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit), including attorneys' fees, incurred by it in connection with any such action or proceeding, Grantee shall apply all such Condemnation Proceeds to the restoration of the Improvements, provided that the taking or damage will not, in Grantee's reasonable judgment, materially affect the contemplated use and operation of the Improvements, and, provided further, in the case of any leasehold estate constituting a portion of the Collateral with respect to which Condemnation Proceeds have been received by Grantee, neither party to the lease covering such leasehold estate has delivered any notice of termination of such lease on account of the taking or damage with respect to which the Condemnation Proceeds have been paid and, in the case of Grantor, such right of termination shall be exercised, if at all, in accordance with the provisions of SECTION 4.01 hereof. If all of the above conditions are met, Grantee shall disburse the Condemnation Proceeds as repairs or replacements are effected and continuing expenses become due and payable. If any one or more of the above conditions are not met, Grantee shall apply all of the Condemnation Proceeds, after deductions as herein provided, to the repayment of the Indebtedness secured hereby. Application or release of the Condemnation Proceeds as provided herein shall not cure or waive any Potential Event of Default or Event of Default hereunder or under any other Loan Document or invalidate any act done pursuant to such notice.

         1.15. ADDITIONAL SECURITY. No other security now existing, or hereafter taken, to secure the Indebtedness or the obligations secured hereby shall be impaired or affected by the execution of this Security Deed; and all additional security shall be taken, considered and held as cumulative. The taking of additional security, execution of partial releases of the security, or any extension of the time of payment of any of the Indebtedness shall not diminish the force, effect or lien of this Security Deed and shall not affect or impair the liability of any maker, surety or endorser for the payment of the Indebtedness. In the event Grantee at any time holds additional security for any of the Indebtedness secured hereby, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before, concurrently, or after a sale is made hereunder.

         1.16.  (Intentionally omitted)

         1.17. SUCCESSORS AND ASSIGNS. This Security Deed applies to, inures to the benefit of and binds all parties hereto, the Lenders, and the respective devisees, administrators, successors and assigns of each. The term "GRANTEE" shall mean the Collateral Agent (as such term is defined in the Credit Agreement), including any successor thereto, whether or not named as Grantee herein.

         1.18.  INSPECTIONS.  Upon prior notice to Grantor, Grantee, any
Lender, or any of their respective agents, representatives or workers, are authorized to enter at any reasonable time upon or in any part of the Collateral for the purpose of inspecting the same and for the purpose of performing any of the acts authorized to be performed hereunder or under the terms of any of the Loan Documents.

         1.19. LIENS. Grantor shall pay and promptly discharge, at Grantor's cost and expense, all liens, encumbrances and charges upon the Collateral, or any part thereof or interest therein other than the Permitted Encumbrances (as defined in SECTION 1.26(A) hereof); provided that such obligation shall not apply to any lien, encumbrance or charge being contested by Grantor in good faith. If Grantor shall fail to remove and discharge any such lien, encumbrance or charge, then, in addition to any other right or remedy of Grantee, Grantee, acting on behalf of and as Collateral Agent for the Lenders, may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien, encumbrance or charge by depositing in a court a bond or the amount claimed or otherwise giving security for such claim, or by procuring such discharge in such manner as is or may be prescribed by law. Grantor shall, promptly upon demand therefor by Grantee, pay to Grantee an amount equal to all reasonable costs and expenses incurred by Grantee in connection with the exercise by Grantee of the foregoing right to discharge any such lien, encumbrance or charge, together with interest thereon from the date of such expenditure at the Agreed Rate.

         1.20.  (Intentionally omitted)

         1.21. GRANTEE'S POWERS. Without affecting the liability of any other person liable for the payment of any Indebtedness or obligation herein mentioned, and without affecting the lien or charge of this Security Deed upon any portion of the Collateral not then or theretofore released as security for the full amount of all unpaid Indebtedness and obligations, Grantee may, from time to time and without notice and at the direction of the person to whom such Indebtedness or obligation is owed (i) release any person so liable, (ii) extend the maturity of any such obligation, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed with respect to such Indebtedness or obligation at any time any parcel, portion or all of the Collateral, (v) take or release any other or additional security for any Indebtedness or obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto.

         1.22. REPORTS. Grantor shall furnish to Grantee and the Lenders from time to time such reports in connection with the Collateral as Grantee and Lenders may reasonably request, all in reasonable detail.

         1.23. TRADE NAMES. Grantor shall execute a certificate in form satisfactory to Grantee listing the trade names or fictitious business names under which Grantor intends to operate the Collateral or any business located thereon and representing and warranting that Grantor does business under no other trade names or fictitious business names with respect to the Collateral. Grantor shall promptly notify Grantee in writing of any change in said trade names or fictitious business names, and will, upon request of Grantee, execute any additional financing statements and other certificates necessary to reflect the change in trade names or fictitious business names.

         1.24. LEASEHOLD. If a leasehold estate constitutes a portion of the Collateral, Grantor agrees not to amend, change, terminate or modify the lease covering such leasehold estate or any interest therein without the prior written consent of Grantee. If Grantee does not deliver its written approval or disapproval to Grantor's written request within twenty (20) Business Days after receipt of same, such failure shall be deemed to be disapproval by Grantee. Consent to one amendment, change, agreement or modification shall not be deemed to be a waiver of the right to require consent to other, future or successive amendments, changes, agreements or modifications. Grantor agrees to perform all of its obligations and agreements under said leasehold and shall not take, except in accordance with the provisions set forth above in this SECTION 1.24, any action or omit to take any action which would effect or permit the termination of said leasehold. Grantor agrees to notify promptly Grantee in writing with respect to any default or alleged default by any party thereto which would be a basis for any party thereto to terminate the lease and to deliver to Grantee copies of all notices, demands, complaints or other communications received or given by Grantor with respect to any such default or alleged default. Grantee shall have the option to cure any such default and to perform any or all of Grantor's obligations thereunder. All reasonable sums expended by Grantee in curing any such default shall be secured hereby, together with interest at the Agreed Rate, and shall be due and payable promptly after demand or notice and shall bear interest from date of expenditure at the Agreed Rate.

         1.25 GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) Grantor shall remain liable under all contracts and agreements relating to the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Security Deed had not been executed, (b) the exercise by Grantee or the Lenders of any of their rights hereunder shall not release Grantor from any of its duties or obligations under any contracts and agreements related to the Collateral, and (c) neither Grantee nor the Lenders shall have any obligations or liability under any of the contracts or agreements related to the Collateral by reason of this Security Deed, and neither Grantee nor the Lenders shall be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         1.26.  WARRANTIES AND REPRESENTATIONS OF GRANTOR.   Grantor represents
and warrants to Grantee and Lenders as follows:

         (A) Grantor is the owner of good and marketable title to the Collateral free and clear of any lien, security interest, charge or encumbrance except for the lien and charge of this Security Deed and all Liens (as defined in the Credit Agreement) permitted under SECTIONS 4.5 and
    6.2 of the Credit Agreement (the "PERMITTED ENCUMBRANCES").

         (B) Grantor has good right and lawful authority to encumber the Collateral with and grant the lien and charge created by this Security Deed, and the execution, delivery and performance by Grantor of this Security Deed have been duly authorized by all necessary corporate action of Grantor and do not and will not (i) violate any provision of any law, rule or regulation (including, without limitation, Regulation U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Grantor, or the charter or by-laws of Grantor, or (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Grantor is a party or by which Grantor or its properties may be bound or affected. Grantor will warrant and defend its title to the Collateral against claims of all persons whomsoever, except claimants under any of the Permitted Encumbrances, and Grantor will maintain and preserve the lien and charge of this Security Deed so long as any of the Indebtedness secured hereby is outstanding, subject only to the Permitted Encumbrances.

         (C) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, other than the recordation of this Security Deed in the official records of the County in which the Collateral is located, is required (i) for the grant by Grantor of the lien created hereby or for the execution, delivery and performance by Grantor of this Security Deed, or (ii) for the perfection of or the exercise by Grantee, on behalf of Lenders, of the rights and remedies conferred hereunder (except as may be required by the express terms of this Security Deed).

         (D) Grantor agrees that from time to time, at the expense of Grantor, Grantor will promptly execute and deliver, in recordable form, all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Grantee may reasonably request, in order to perfect and protect any lien, charge or encumbrance created or purported to be created by this Security Deed upon the Collateral or any portion thereof, or to enable Grantee and Lenders to exercise their rights and remedies hereunder with respect to any portion of the Collateral.


                                      ARTICLE II
                       ASSIGNMENT OF RENTS, ISSUES AND PROFITS

         2.01.  ASSIGNMENT OF RENTS, ISSUES AND PROFITS.   Grantor hereby
absolutely and unconditionally assigns and transfers to Grantee, on behalf of and as Collateral Agent for the Lenders, all the Rents of the Collateral, and hereby gives to and confers upon Grantee, on behalf of and as Collateral Agent for the Lenders, the right, power and authority to collect such Rents. Grantor irrevocably appoints Grantee, on behalf of and as Collateral Agent for the Lenders, its true and lawful attorney-in-fact, at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in the name of Grantor or Grantee, for all such Rents and apply the same to the Indebtedness secured hereby as more particularly described in Section 2.02 below; provided, however, that Grantee hereby grants to Grantor a license to collect such Rents (but not more than thirty (30) days in advance unless the written approval of Grantee has first been obtained), and to retain and enjoy same, and to demand, receive and enforce payment and to give receipts, so long as an Event of Default shall not have occurred hereunder and be continuing. Upon request of Grantee, Grantor shall execute and deliver to Grantee, on behalf of and as Collateral Agent for the Lenders, in recordable form, a specific assignment of any lease, sublease, license, concession or other agreement (collectively, the "LEASES") now or hereafter affecting the Collateral or any portion thereof to evidence further the assignment hereby made. The assignment of the rents, of the Collateral in this ARTICLE II is intended to be an absolute and present assignment from Grantor to Grantee and not merely the passing of a security interest.

         2.02. COLLECTION UPON DEFAULT. Upon the occurrence of an Event of Default, Grantee may, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured and, with or without taking possession of the Premises or any portion thereof in its own name, sue for or otherwise collect such Rents including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including, without limitation, attorneys' fees, upon any Indebtedness secured hereby, and in such order as Grantee may determine. A written demand by Grantee on any tenant for payment directly to Grantee of Rents due or to become due under any of the Leases shall be sufficient to warrant and require such tenant to make payments of such Rents and all future payments thereof directly to Grantee without any further consent of or reference to Grantor. Grantor hereby authorizes each such tenant to rely upon any such written demand by Grantee and after any such demand to pay all Rents to Grantee. Each such tenant shall be fully protected from all claims by Grantor in making such payments to Grantee. Grantor hereby authorizes Grantee to give notice in writing of this assignment at any time to any tenant under any of the Leases.
In order to collect such Rents, Grantee shall be entitled to notify any payor of such Rents, including without limitation, any tenant under any lease, to make such payments directly to Grantee. The collection of such Rents or the application thereof as aforesaid shall not cure or waive any Potential Event of Default, Event of Default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default.


                                     ARTICLE III
                                REMEDIES UPON DEFAULT

         3.01. EVENTS OF DEFAULT. (1) Any of the events specified in the Credit Agreement as an Event of Default, or (2) a breach or default by Grantor of any of its obligations under this Security Deed that remains uncured thirty
(30) days after Grantee shall have given Grantor written notice thereof, shall be an Event of Default hereunder (an "EVENT OF DEFAULT").

         3.02. ACCELERATION UPON DEFAULT, ADDITIONAL REMEDIES. Upon the occurrence of an Event of Default, Grantee may declare all Indebtedness secured hereby to be immediately due and payable. Grantee may do any one or more of the following:

         (A) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Collateral, or any part thereof, in its own name or in the name of a trustee or receiver, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Collateral, or any part thereof or interest therein, increase the income therefrom or protect the security hereof and, with or without taking possession of the Collateral, sue for or otherwise collect the Rents, including those past due and unpaid, and apply the same, less reasonable costs and expenses of operation and collection including, without limitation, attorneys' fees, upon any Indebtedness secured hereby, all in such order as Grantee may determine. The entering upon and taking possession of the Collateral, the collection of such Rents and the ap-plication thereof as aforesaid, shall not cure or waive any Potential Event of Default, Event of Default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in possession of all or any portion of the Collateral or the collection, receipt and application of Rents, Grantee shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon occurrence of any Event of Default, including the right to exercise the power of sale; or

         (B) Exercise all other rights and remedies provided herein, in any Loan Document or other document or agreement now or hereafter securing all or any portion of the Indebtedness secured hereby, or by law.

         3.03. FORECLOSURE BY POWER OF SALE. If an Event of Default shall have occurred, Grantee, at its option, may sell the Premises or any part of the Premises at one or more public sale or sales before the door of the courthouse of the county in which the Premises or any part of the Premises is situated, to the highest bidder for cash, in order to pay the Indebtedness and all expenses of sale and of all proceedings in connection therewith, including reasonable attorneys' fees, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which Sheriff's sales are advertised in said county. At any such public sale, Grantee may execute and deliver to the purchaser a conveyance of the Premises or any part of the Premises with full warranties of title, and to this end Grantor hereby constitutes and appoints Grantee the agent and attorney-in-fact of Grantor to make such sale and conveyance, and thereby to divest Grantor of all right, title and equity that Grantor may have in and to the Premises and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Grantor. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided hereby or by law for collection of the Indebtedness and shall not be exhausted by one exercise thereof but may be exercised until full payment of all of the secured obligations. In the event of any sale under this Security Deed by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Premises may be sold as an entirety or in separate parcels and in such manner or order as Grantee in its sole discretion may elect, and if Grantee so elects, Grantee may sell the personal property covered by this Security Deed at one or more separate sales in any manner permitted by the Uniform Commercial Code of the State of Georgia, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Collateral are sold or the Indebtedness is paid in full. If the Indebtedness is now or hereafter further secured by any chattel deeds, pledges, contracts of guaranty, assignments of lease or other security instruments, Grantee may at its option exhaust the remedies granted under any of said security instruments either concurrently or independently, and in such order as Grantee may determine.

         3.04 PURCHASE BY GRANTEE. Upon any foreclosure sale by exercise of power of sale or otherwise, Grantee may bid for and purchase the Collateral or any portion thereof and shall be entitled to apply all or any part of the Indebtedness secured hereby as a credit to the purchase price.

         3.05 APPLICATION OF PROCEEDS OF SALE. In the event of a foreclosure sale of the Collateral, the proceeds of said sale shall be applied, first, to the expenses of such sale and of all proceedings in connection therewith, including attorney's fees, then to insurance premiums, liens, assessments, taxes and charges including utility charges advanced by Grantee, then to payment of the outstanding principal balance of the indebtedness secured hereby, then to the accrued interest on all of the foregoing, and finally the remainder, if any, shall be paid to Grantor or to the person or entity lawfully entitled to same.

         3.06 GRANTOR AS TENANT HOLDING OVER. In the event of any such foreclosure sale by Grantee, Grantor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

         3.07 WAIVER OF APPRAISEMENT.  VALUATION, STAY, EXTENSION AND
REDEMPTION LAWS. Grantor agrees, to the full extent permitted by law, that in case of a default on the part of Grantor hereunder, neither Grantor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Security Deed, or the absolute sale of the Collateral, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Grantor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshalled upon any foreclosure of this Security Deed.

         3.08 WAIVER OF HOMESTEAD. Grantor hereby waives and renounces all homestead and exemption rights provided for by the Constitution and the laws of the United States and of any state, in and to the Collateral as against the collection of the secured obligations, or any part hereof.

         3.09 LEASES. Grantee, at its option, is authorized to foreclose this Security Deed subject to the rights of any tenants of the Premises, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Grantor, a defense to any proceedings instituted by Grantee to collect the secured obligations.

         3.10  (Intentionally Omitted)

         3.11. PERSONAL PROPERTY. The provisions of the Security Agreement of even date herewith, among Grantor, Grantee and the Lenders are made a part hereof by this reference, and an Event of Default thereunder shall be an Event of Default under this Security Deed. It is the express understanding and intent of the parties that as to any personal property interests subject to ARTICLE 9 of the Uniform Commercial Code (the "CODE") as enacted in the State of Georgia, Grantee, upon an Event of Default, may proceed under the Code or may proceed as to both real and personal property interests in accordance with the provisions of this Security Deed and its rights and remedies in respect to real property, as specifically permitted under the Code and treat both real and personal property interests as one parcel or package or security.

         3.12. APPOINTMENT OF RECEIVER. Upon the occurrence of an Event of Default hereunder, Grantee, on behalf of and as Collateral Agent for the Lenders, and without regard to the then value of the Collateral or the interest of Grantor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Collateral, and Grantor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Grantee in case of entry as provided herein, and shall continue as such and exercise all such powers until the date of confirmation of sale of the Collateral unless such receivership is sooner terminated.

         3.13. REMEDIES NOT EXCLUSIVE. Grantee, on behalf of and as Collateral Agent for the Lenders, and each of them, shall be entitled to enforce payment and performance of any Indebtedness or obligations secured hereby and to exercise all rights and powers under this Security Deed or under any Loan Document or other agreement or any laws now or hereafter in force, notwithstanding some or all of the said Indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Security Deed nor its enforcement whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Grantee's right to realize upon or enforce any other security now or hereafter held by Grantee or any Lender, it being agreed that Grantee shall be entitled to enforce this Security Deed and any other security now or hereafter held by Grantee on behalf of the Lenders, in such order and manner as Grantee may determine. No remedy herein conferred upon or reserved to Grantee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Grantee or any Lender, or to which any of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Grantee and Grantee may pursue inconsistent remedies on behalf of the Lenders.


                                      ARTICLE IV
                                    MISCELLANEOUS

         4.01. AMENDMENTS. No amendment or waiver of any provision of this Security Deed nor consent to any departure by Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Requisite Lenders (as that term is defined in Section 1.1 of the Credit Agreement), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         4.02.  SUCCESSOR GRANTEE.  Upon the resignation of Grantee as Agent
(as defined in the Credit Agreement) for the Lenders, Grantee shall have the right to assign all of its right, title and interest under this Security Deed to such Person as may be designated by the Lenders. The assignment of Grantee's right, title and interest hereunder pursuant to this SECTION 4.02 shall become effective upon the execution and recordation of an assignment of this Security Deed by Grantee in the official records of the County in which the Collateral is located in favor of the assignee designated in accordance with the provisions of this SECTION 4.02.

         4.03. GRANTOR WAIVER OF RIGHTS. Grantor waives to the extent permitted by law, (i) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Collateral, and, (ii) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured Indebtedness and marshaling in the event of foreclosure of the liens hereby created, and (iii) all rights and remedies which Grantor may have or be able to assert by reason of applicable laws pertaining to the rights and remedies of sureties.

         4.04. STATEMENTS BY GRANTOR. Grantor and Grantee agree that each shall, within ten (10) days after written notice thereof from the other, deliver to the other a written statement stating the unpaid principal of and interest on the Indebtedness and any other amounts secured by this Security Deed and stating whether any offset or defense exists against such principal and interest. Grantor shall pay any reasonable amount demanded by Grantee or its authorized loan servicing agent for any statement regarding the obligations secured hereby; provided, however, that such amount may not exceed the maximum amount allowed by law at the time request for the statement is made.

         4.05.  (Intentionally omitted)

         4.06. NOTICES. All notices, requests and demands to be made hereunder to the parties hereto shall be in writing and may be personally served, telecopied or sent by United States mail or courier service and shall be deemed to have been given when delivered in person, receipt of telecopy or four Business Days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed; PROVIDED that notices to Agent shall not be effective until received. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided herein) shall be as follows:

    To Grantor:         ___________________________
                        ___________________________
                        ___________________________
                        ___________________________
                        Attention:  _______________

    To Grantee:         Bankers Trust Company
                        300 South Grand Avenue
                        Los Angeles, California 90071
                        Attention:  Patrice Daniels


         4.07.  (Intentionally omitted)


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


         4.08. CAPTIONS. The captions or headings at the beginning of each Section hereof are for the convenience of the parties and are not a part of this Security Deed.

         4.09. INVALIDITY OF CERTAIN PROVISIONS. Every provision of this Security Deed is intended to be severable. In the event any term or provision hereof is declared to be illegal or invalid for any reason whatsoever by a court of competent jurisdiction, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable. If the lien of this Security Deed is invalid or unenforceable as to any part of the Indebtedness, or if the lien is invalid or unenforceable as to any part of the Collateral, the unsecured or partially secured portion of the Indebtedness shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the Indebtedness, and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the Indebtedness which is not secured or fully secured by the lien of this Security Deed.

         4.10. SUBROGATION. To the extent that proceeds of the Indebtedness are used to pay any outstanding lien, charge or prior encumbrance against the Collateral, such proceeds have been or will be advanced by Grantee at Grantor's request and Grantee shall be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, irrespective of whether said liens, charges or encumbrances are released.

         4.11. ATTORNEYS' FEES. If the Indebtedness is not paid when due or if any Event of Default occurs, Grantor promises to pay all reasonable costs of enforcement and collection, including but not limited to, reasonable attorneys' fees, whether or not such enforcement and collection includes the filing of a lawsuit.

         4.12. GOVERNING LAW. The enforcement of this Security Deed shall be governed by and construed in accordance with the laws of the state of Georgia. Enforcement of the Credit Agreement and the Notes shall be governed by and construed in accordance with the laws of the state of New York.

         4.13. INTERPRETATION AND TERMINOLOGY. In this Security Deed the singular shall include the plural and the masculine shall include the feminine and neuter and vice versa, if the context so requires. The terms "lease" and "leasehold" shall mean and include both usufructs and estates for years.

         4.14. COUNTERPARTS. This Security Deed may be executed and acknowledged in counterparts, all of which executed and acknowledged counterparts shall together constitute a single document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Security Deed to form physically one document, which may be recorded.

         4.15. FIXTURE FILING. This Security Deed is intended to be and constitutes a financing statement filed as a fixture filing pursuant to the provisions of SECTION 11-9-402(6) of the Uniform Commercial Code of Georgia with respect to those portions of the Collateral consisting of goods which are now or are to become fixtures relating to the Premises. Grantor grants to Grantee on behalf of and as Collateral Agent for the Lenders a security interest in all existing and future goods which are now or in the future become fixtures relating to the Premises and the proceeds thereof, including, without limitation, the goods and proceeds thereof described in EXHIBIT B attached hereto. Grantor covenants and agrees that the filing of this Security Deed in the real estate records of the county where the Premises are located shall also operate from the date of such filing as a fixture filing in accordance with
SECTION 11-9-313 of the Uniform Commercial Code of Georgia. Grantor agrees to execute and deliver to Grantee, upon Grantee's request, any financing statements, as well as extensions, renewals and amendments thereof, and any reproductions of this Security Deed in such form as Grantee may require to perfect a security interest with respect to such extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Grantee may require. Without the prior written consent of Grantee, Grantor shall not create or suffer to be created pursuant to the Georgia Uniform Commercial Code any other security interest in such items, including replacements and additions thereto. Upon the occurrence of an Event of Default, Grantee shall have on behalf of Lenders, the remedies of a secured party under the Georgia Uniform Commercial Code and may also invoke the other remedies provided in this Security Deed. The name of the debtor is Blue Bird Body Company, a Georgia corporation. The address of the debtor is ___________________________________________________________________,
Attention: _____________. The name of the secured party is Bankers Trust Company, a New York banking corporation. The address of the secured party is 300 South Grand Avenue, Los Angeles, California 90071, Attention: Patrice Daniels.

         4.16 TERMINATION OF FIXTURE FILINGS. If Grantor removes any Improvements pursuant to Section 1.02 hereof, then Grantee shall provide to Grantor a UCC-3 termination statement as to such Improvements removed to terminate the effect of any filing with respect to Grantee's security interest in such Improvements.

         4.17 LENDERS' CONSENT. In any circumstance hereunder wherein Lender's consent or approval is required, such consent or approval may be granted, withheld or conditioned in Lender's sole discretion, with no express or implied requirement of reasonableness.

         4.18 WAIVER OF GRANTOR'S RIGHTS. BY EXECUTION OF THIS SECURITY DEED, GRANTOR EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT TO ACCELERATE THE INDEBTEDNESS SECURED HEREBY AND THE POWER OF ATTORNEY GIVEN HEREIN TO GRANTEE TO SELL THE PREMISES BY NON-JUDICIAL FORECLOSURE UPON DEFAULT BY GRANTOR WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE OTHER THAN SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS SECURITY DEED;
(B) TO THE EXTENT PERMITTED BY LAW, WAIVES ANY AND ALL RIGHTS WHICH GRANTOR MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES (INCLUDING THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, (1) TO NOTICE AND JUDICIAL HEARING PRIOR TO THE EXERCISE BY GRANTEE OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO GRANTEE EXCEPT SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE PROVIDED IN THIS SECURITY DEED; AND (2) CONCERNING THE APPLICATION, RIGHTS OR BENEFITS OF ANY STATUTE OF LIMITATION OR ANY MORATORIUM, REINSTATEMENT, MARSHALLING, FORBEARANCE, APPRAISEMENT, VALUATION, STAY, EXTENSION, HOMESTEAD, EXEMPTION OR REDEMPTION LAWS; (C) ACKNOWLEDGES THAT GRANTOR HAS READ THIS SECURITY DEED AND ANY AND ALL QUESTIONS REGARDING THE LEGAL EFFECT OF THIS SECURITY DEED AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO GRANTOR AND GRANTOR HAS CONSULTED WITH COUNSEL OF GRANTOR'S CHOICE PRIOR TO EXECUTING THIS SECURITY DEED; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF GRANTOR HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY GRANTOR AS PART OF A BARGAINED FOR LOAN TRANSACTION AND THAT THIS SECURITY DEED IS VALID AND ENFORCEABLE BY GRANTEE AGAINST GRANTOR IN ACCORDANCE WITH ALL THE TERMS AND CONDITIONS HEREOF.

         4.19 Should the Indebtedness be paid and performed in full, and all agreements between Grantor and Grantee to make further advances be terminated, then Grantee shall reconvey this Security Deed to Grantor.

                              [SIGNATURES ON NEXT PAGE]
                                          31

         IN WITNESS WHEREOF, Grantor has executed, sealed and delivered this Security Deed as of the day and year first above written.

                   GRANTOR:  BLUE BIRD BODY COMPANY,
                             a Georgia corporation


                             By: _________________________
                             Printed name: _______________
                             Its: [Vice] President


                             Attest: _____________________
                             Printed name: _______________
                             Its: [Assistant] Secretary



                                  [Corporate Seal]



                   Signed, sealed and delivered in the presence of:

                        Unofficial witness:

                             _____________________________
                             Printed name: _______________


                        Notary Public:

                             _____________________________
                             Printed name: _______________
                             Commission expiration
                             Date:  ______________________




                             [Notarial Seal]
                                          32

                                     EXHIBIT XIX

                      FORM OF ACKNOWLEDGEMENT AND CONFIRMATION

         Reference is made to that certain First Amended and Restated Credit Agreement dated as of November 15, 1996 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") by and among Blue Bird Body Company, Blue Bird Corporation, the lenders party thereto, Bankers Trust Company, as administrative agent, and Merrill Lynch & Co., as syndication agent. Capitalized terms used herein without definition shall have the meanings assigned in the Credit Agreement.

         This Acknowledgement and Confirmation (this "ACKNOWLEDGEMENT AND CONFIRMATION") is entered into by the undersigned (each an "ACKNOWLEDGING PARTY") for the benefit of Agents and Lenders pursuant to subsections 3.1A5 and 3.1B5 of the Credit Agreement and the execution and delivery of this Acknowledgement and Confirmation by each Acknowledging Party is a condition to the effectiveness of the Credit Agreement and the extension of credit thereunder.

         Each Acknowledging Party hereby acknowledges and confirms that, as of the Restatement Effective Date, each Collateral Document will support to the fullest extent possible the payment and performance of the Obligations. Without limiting the generality of the foregoing, each Acknowledging Party hereby acknowledges and confirms that, as of the Restatement Effective Date, the term "SECURED OBLIGATIONS" under and as defined in the Borrower Security Agreement, Borrower Pledge Agreement, Holding Security Agreement and Holding Pledge Agreement shall include all Obligations under and as defined in the Credit Agreement.

         This Acknowledgement and Confirmation shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, each Acknowledging Party has caused this Acknowledgement and Confirmation to be duly executed by its officer thereunto duly authorized as of the 15th day of November, 1996.

                                       BLUE BIRD BODY COMPANY


                                       By:_________________________
                                       Title:


                                       BLUE BIRD BODY COMPANY


                                       By:_________________________
                                       Title: